UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:     (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2020
Multi-Manager Value Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Multi-Manager Value Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Peter Santoro, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Christopher Welch, CFA
Dimensional Fund Advisors LP
Jed Fogdall
Lukas Smart, CFA
Joel Schneider
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2020)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	1.07	5.90	9.05
Institutional 3 Class*	12/18/19	1.13	5.91	9.06
Russell 1000 Value Index		-1.64	4.36	9.21
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017. Returns shown for periods prior to the inception date of the Fund’s Institutional 3 Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through December 17, 2019. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Value Strategies Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Value Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Common Stocks	97.7
Convertible Preferred Stocks	0.1
Money Market Funds	2.2
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2020)
Communication Services	9.8
Consumer Discretionary	9.1
Consumer Staples	9.3
Energy	5.1
Financials	20.0
Health Care	15.8
Industrials	10.1
Information Technology	13.8
Materials	3.5
Real Estate	1.2
Utilities	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Value Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management (Diamond Hill). As of May 31, 2020, CMIA, DFA and Diamond Hill managed approximately 32.2%, 31.7% and 36.1% of the portfolio, respectively.
For the 12-month period that ended May 31, 2020, the Fund’s Institutional Class shares returned 1.07%. The respective portions of the Fund that are managed by CMIA and Diamond Hill each outperformed the Fund’s benchmark, the Russell 1000 Value Index, which returned -1.64% for the same time period. The segment of the Fund that DFA manages lagged the benchmark.
A year of unprecedented volatility for equity markets
Trade concerns weighed on equities early in the 12-month period that ended May 31, 2020, as relations between the U.S. and China worsened dramatically, leading to higher tariffs and heightened uncertainty about the growth outlook for the global economy. After more than 10 years without a rate cut, the U.S. Federal Reserve (Fed) implemented three successive quarter-point reductions in the federal funds target rate between July and October 2019. Equity performance nonetheless remained subdued during most of the first half of the period as trade negotiations had a mixed tone.
The second half of the period began on a more positive note, as the U.S. and China announced their "phase one" trade agreement in mid-December. Equities responded by advancing to record levels. However, the emergence of the COVID-19 pandemic caused an unprecedented rapid reversal in the stock market, as containment measures essentially brought the global economy to a halt. Equities moved sharply lower between mid-February and late-March 2020 as investors rotated out of risk assets. In response, the Fed cut short-term interest rates to zero and turned to emergency asset purchase and credit programs similar to those used during the financial crisis in 2008 and 2009, while Congress passed a $2.2 trillion stimulus package. These aggressive measures on the fiscal and monetary policy fronts helped stocks mount a strong recovery, leading to solid positive results over the full period.
Bonds generally underperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 9.42%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 12.84%.
Contributors and detractors
CMIA: Although the CMIA portion of the Fund underperformed the Russell 1000 Index, against which CMIA’s portion of the portfolio is managed, CMIA’s portion of the Fund outperformed the Fund-level benchmark, the Russell 1000 Value Index, but underperformed the Russell 1000 Index, against which our portion of the portfolio is managed. On a sector basis, stock selection within the real estate, industrials, and utilities sectors led positive contributions to the Fund’s performance relative to the Russell 1000 Index. In real estate, positions in Digital Realty Trust, Inc. and Crown Castle International Corp. were standout performers. Digital Realty Trust owns data centers that enterprise customers use to manage their cloud computing operations, while Crown Castle owns cellular towers and leases space to wireless network providers and other digital communications users. Both real estate investment trusts benefited from favorable conditions in the information technology and communication services sectors. In industrials, the Fund’s lack of exposure to The Boeing Company and General Electric Company proved beneficial. Among utilities, we continued to focus on those companies that operate in jurisdictions in which we believed regulation was favorable, allowing them to invest heavily and recoup expenditures through rate increases. These positions performed strongly during the period, highlighted by a positive contribution from NextEra Energy, Inc., and not owning positions in Exelon Corporation and Duke Energy Corporation.
Conversely, stock selection within information technology was the primary detractor from performance relative to the Russell 1000 Index. Specifically, underweight allocations to Apple Inc. and Microsoft Corp. weighed on returns, as both stocks rose dramatically. However, semiconductor equipment companies KLA Corp. and LAM Research Corp. were among the top individual stock contributors. Both companies benefited from favorable trends toward greater demand for semiconductors in electronic devices, with LAM Research’s high-quality production lines and KLA’s testing equipment helping customers produce semiconductor chips more efficiently. Microprocessor chipmaker Intel Corp. also added to relative performance as it extended its addressable market beyond PCs to include servers, which were in high demand.
Multi-Manager Value Strategies Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Similarly, the health care sector also weighed on relative performance, as our portion of the Fund was unable to hold small, non-dividend paying biotechnology stocks, many of which outperformed the Russell 1000 Index during the period. Overweight allocations to pharmaceutical companies Merck & Co., Inc. and Pfizer, Inc. also hurt returns, although the Fund’s position in Bristol-Myers Squibb Co. performed well as the company made strides toward its operations with those of the recently acquired Celgene Corporation.
Finally, positioning in the financial and communication services sectors constrained returns relative to the Russell 1000 Index. Within financials, an overweight position in banks detracted from performance, most notably with positions in U.S. Bancorp, Wells Fargo & Co. and Bank of America Corp. Sentiment with respect to the banking industry was negatively impacted as the economic outlook shifted toward a more recessionary view late in the period and the yield curve flattened. In addition, higher default rates raised concerns about dividend sustainability. Insurance company Chubb Ltd. was also a notable detractor, as investors worried about potential claim liability for business interruptions stemming from the COVID-19 pandemic. In communication services, lack of positions in non-dividend-paying stocks Facebook, Inc. and Alphabet Inc. detracted significantly from performance, as both companies performed well as investors focused on growth plays even during the late-period downturn.
Our disciplined management process prevented us from investing in some of the stocks that led market performance during the difficult market conditions that prevailed throughout much of the 12-month period. However, we continued to believe that our focus on maintaining a diversified portfolio of high-quality companies with strong free cash flows will serve our shareholders well over the long run.
Diamond Hill: Our portion of the Fund outperformed the benchmark during the 12-month period that ended May 31, 2020. On a relative basis, security selection in the communication services and health care sectors, and underweight positions in the energy and real estate sectors were the largest contributors to return.
Top contributing securities during the period included Microsoft, Abbot Laboratories and Alphabet. Microsoft experienced strong revenue growth, along with favorable operating leverage, which drove strong absolute returns for the company’s stock during the period. We believed the long-term growth prospects for the company’s cloud computing platform, Azure, would remain attractive in a variety of macroeconomic environments. Abbot Laboratories reported strong revenue growth in 2019 and, despite decreased demand for medical devices as elective procedures were postponed due to COVID-19, the company’s more defensive segments drove strong performance for the company thus far in 2020. Alphabet performed well on strong operating results. The company is a dominant internet advertising provider and we believed its Google search and YouTube advertising, along with other company initiatives around machine learning and cloud computing would continue to drive profitable revenue growth.
Security selection in both the consumer discretionary and financials sectors and a lack of exposure to the utilities sector detracted from returns in our portion of the Fund’s portfolio during the 12-month period.
American International Group, Inc. (AIG), Discover Financial Services and Cimarex Energy Co. were the most significant individual detractors from our portion of the Fund’s portfolio. AIG underperformed amid concerns about potential credit losses in its bond portfolio and insurance risks associated with COVID-19. We believed these concerns were overly discounted in the company’s share price and that the company remained well-capitalized with substantial holding company liquidity and a reduced insurance risk profile. Shares of Discover underperformed amid investor concern about its core consumer finance business, which would be negatively impacted by the economic fallout from COVID-19. Shares of Cimarex declined with the rest of the oil exploration and production segment of the energy sector, as OPEC failed to reach a deal and the COVID-19 pandemic rapidly shrunk demand for transportation products.
During the period, we increased allocations in our portion of the Fund’s portfolio to the information technology and consumer staples sectors. We decreased allocations to the industrials and communication services sectors.
Notable additions to the Fund included the purchase of Mondelez International, Inc., Visa, Inc. and Charles Schwab Corp. We viewed food and beverage products manufacturer Mondelez as a premier business in the global consumer staples space, with recognized brands and dominant market share positions in snacking categories across both the developed and developing markets. The broad market decline brought us the opportunity to acquire shares of Mondelez at a discount to what we believe to be its intrinsic value. Visa’s vast global operations scale enables it to operate at high operating margins
6	Multi-Manager Value Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
and generate significant cash flow. We believed Visa was a relatively resilient company with a mix of credit and debt offerings across discretionary and non-discretionary categories. When shares of financial services company Charles Schwab declined amid extreme market volatility and uncertainty around changes in the federal funds target rate, we were able to re-establish our position. We believed the growth prospects of Charles Schwab were driven by its offering of best-in-class relationships, digital experiences, services level and pricing, as well as its strong position powering the registered investment adviser channel.
We sold positions in United Airline Holdings, Inc., Discover Financial Services and Devon Energy. We came to believe the impact of the global pandemic could permanently lower business travel demand, which is United’s most profitable segment, and that the company’s long-term earnings had been diminished. We sold our shares of Discover Financial in order to fund what we viewed were more attractive investment opportunities. Shares of Devon Energy reached our estimate of intrinsic value during the fourth quarter of 2019, triggering the sale of its shares from our portion of the Fund’s portfolio.
At the close of the reporting period, our portion of the Fund’s portfolio was overweight, relative to the Russell 1000 Value Index, in the consumer discretionary, consumer staples, communication services and financial sectors. Relative underweights included real estate, industrials, energy and materials. Our portion of the Fund’s portfolio was neutrally weighted, relative to the Russell 1000 Value Index, in the information technology and health care sectors.
DFA: Our portion of the Fund’s portfolio underperformed the Fund’s benchmark, due primarily to our focus on deeper value stocks. Sector allocation and security selection are primarily the result of how we construct the portfolio along the dimensions of size, style and profitability.
We believe that theoretical and empirical research suggest that investors can systematically pursue higher expected returns by targeting the size, relative price and profitability dimensions in equity markets. We integrate these dimensions to emphasize stocks with smaller market capitalizations, lower relative price and higher profitability. During the period, small-cap stocks underperformed mid- and large-cap stocks. Value stocks underperformed growth stocks. Stocks with higher profitability outperformed stocks with lower profitability among large-cap stocks but underperformed among small-cap stocks.
The strongest contributing sectors for our portion of the Fund, on a relative basis, was real estate, information technology and communication services. Our portion of the portfolio was overweight, relative to the benchmark, in both information technology and communication services, and the sector return for each outperformed the return of the benchmark. We were underweight in real estate due to our REITs (real estate investment trusts) exclusion, and the sector’s return underperformed that of the benchmark. Specific securities which contributed included Intel Corp., Charter Communications Inc. and AT&T Inc. Our portion of the portfolio was overweight in each of these securities, relative to the benchmark, during the period and each delivered a strong gain, benefiting the portfolio.
Conversely, an overweight to the weaker performing energy sector had a negative impact on the portfolio. Allocations to deeper value, higher profitability and lower market capitalization securities within the financials and consumer discretionary sectors also detracted from performance. Notable detractors included Wells Fargo & Co. and Exxon Mobil Corp. Our portion of the portfolio was overweight in both securities, relative to the benchmark, and each delivered negative returns for the period. Not owning Johnson & Johnson, which was a strong performer for the benchmark during the period, also weighed on our portion of the Fund’s portfolio’s return during the period.
Notable purchases during the period included Ametek Inc. and EOG Resources Inc. A decrease in the relative price of both stocks moved both companies into the value segment of the market, making them eligible for purchase in the portfolio. Notable sales included Ball Corp. and Cardinal Health Inc. A price increase for both stocks moved the companies into the growth portion of the market, making them eligible for sale from the portfolio. We increased our portion of the Fund’s relative weightings in information technology, materials and health care and decreased relative weightings in energy, financials and consumer staples. Shifts in sector weightings were due to stocks moving in or out of our criteria for value stocks and differences in sector performance. Shifts in sector weightings can also occur due to trade activity related to changes in company size and profitability.
Multi-Manager Value Strategies Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
At the close of the reporting period, our portion of the Fund’s portfolio was overweight, relative to the Russell 1000 Value Index, in the information technology, communication services, industrials, energy, materials and health care sectors. Underweights, relative to the Russell 1000 Value Index, included the utilities, consumer staples, real estate and financials sectors. Neutral weightings versus the Russell 1000 Value Index included consumer discretionary.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Multi-Manager Value Strategies Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	883.30	1,021.18	3.47	3.72	0.74
Institutional 3 Class	1,000.00	1,000.00	868.60(a)	1,021.68	2.65(a)	3.22	0.64(a)
(a) Based on operations from December 18, 2019 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Annual Report 2020	9

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Communication Services 9.6%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	1,497,280	46,206,061
CenturyLink, Inc.	360,355	3,542,290
GCI Liberty, Inc., Class A(a)	8,656	598,908
Verizon Communications, Inc.	317,155	18,198,354
Total		68,545,613
Entertainment 1.6%
Activision Blizzard, Inc.	4,932	355,005
Liberty Media Group LLC, Class C(a)	8,769	303,846
Madison Square Garden Entertainment Corp.(a)	1,307	103,554
Madison Square Garden Sports Corp., Class A(a)	982	167,559
Walt Disney Co. (The)	468,412	54,944,727
Total		55,874,691
Interactive Media & Services 2.1%
Alphabet, Inc., Class A(a)	29,569	42,387,753
Facebook, Inc., Class A(a)	142,733	32,127,771
Twitter, Inc.(a)	41,134	1,273,920
Zillow Group, Inc., Class A(a)	2,224	128,903
Zillow Group, Inc., Class C(a)	12,658	734,038
Total		76,652,385
Media 3.8%
Altice U.S.A., Inc., Class A(a)	1,939	49,871
Charter Communications, Inc., Class A(a)	77,019	41,898,336
Comcast Corp., Class A	1,894,864	75,036,614
Discovery, Inc., Class A(a)	51,868	1,128,129
Discovery, Inc., Class C(a)	109,981	2,154,528
DISH Network Corp., Class A(a)	70,159	2,220,532
Fox Corp., Class A	112,187	3,272,495
Fox Corp., Class B	84,668	2,436,745
Interpublic Group of Companies, Inc. (The)	96,055	1,643,501
Liberty Broadband Corp., Class A(a)	2,117	285,139
Liberty Broadband Corp., Class C(a)	11,441	1,563,070
Liberty SiriusXM Group, Class A(a)	8,846	322,879
Liberty SiriusXM Group, Class C(a)	21,975	801,428
News Corp., Class A	41,973	514,169
News Corp., Class B	22,496	275,801
Common Stocks (continued)
Issuer	Shares	Value ($)
Omnicom Group, Inc.	3,122	171,054
ViacomCBS, Inc., Class B	43,475	901,672
Total		134,675,963
Wireless Telecommunication Services 0.2%
T-Mobile U.S.A., Inc.(a)	71,900	7,192,876
Total Communication Services		342,941,528
Consumer Discretionary 8.8%
Auto Components 0.8%
Aptiv PLC	3,108	234,188
Autoliv, Inc.	15,492	984,981
BorgWarner, Inc.	733,554	23,583,761
Gentex Corp.	48,054	1,270,548
Goodyear Tire & Rubber Co. (The)	1	7
Lear Corp.	17,454	1,850,997
Veoneer, Inc.(a)	1,815	19,566
Total		27,944,048
Automobiles 0.9%
Ford Motor Co.	564,190	3,221,525
General Motors Co.	1,054,557	27,291,935
Harley-Davidson, Inc.	15,987	341,163
Total		30,854,623
Distributors 0.1%
Genuine Parts Co.	40,831	3,405,714
LKQ Corp.(a)	77,842	2,137,541
Total		5,543,255
Diversified Consumer Services 0.1%
Service Corp. International	54,989	2,168,216
Hotels, Restaurants & Leisure 0.5%
Aramark	45,023	1,165,645
Carnival Corp.	50,862	800,568
Darden Restaurants, Inc.	4,621	355,170
Hyatt Hotels Corp., Class A	5,864	323,048
McDonald’s Corp.	46,600	8,682,512
MGM Resorts International	82,729	1,421,284
Norwegian Cruise Line Holdings Ltd.(a)	61,399	961,508
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Royal Caribbean Cruises Ltd.	46,676	2,421,084
Wynn Resorts Ltd.	27,156	2,261,552
Total		18,392,371
Household Durables 1.3%
D.R. Horton, Inc.	112,176	6,203,333
Garmin Ltd.	50,019	4,510,213
Lennar Corp., Class A	60,073	3,632,014
Lennar Corp., Class B	2,777	124,632
Mohawk Industries, Inc.(a)	20,238	1,886,182
Newell Brands, Inc.	40,989	539,005
NVR, Inc.(a)	8,002	25,779,323
PulteGroup, Inc.	82,663	2,808,062
Toll Brothers, Inc.	13,054	421,775
Whirlpool Corp.	20,193	2,459,911
Total		48,364,450
Internet & Direct Marketing Retail 1.0%
Booking Holdings, Inc.(a)	17,777	29,143,969
eBay, Inc.	142,500	6,489,450
Expedia Group, Inc.	4,108	326,504
Total		35,959,923
Leisure Products 0.1%
Hasbro, Inc.	28,922	2,126,056
Multiline Retail 0.8%
Dollar Tree, Inc.(a)	23,518	2,301,707
Kohl’s Corp.	56,283	1,081,759
Target Corp.	200,731	24,555,423
Total		27,938,889
Specialty Retail 2.2%
Advance Auto Parts, Inc.	20,257	2,822,205
CarMax, Inc.(a)	45,867	4,038,589
Gap, Inc. (The)	35,318	314,330
Home Depot, Inc. (The)	118,000	29,320,640
O’Reilly Automotive, Inc.(a)	38,036	15,870,141
Tiffany & Co.	797	102,120
TJX Companies, Inc. (The)	538,330	28,402,291
Total		80,870,316
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.0%
Hanesbrands, Inc.	1,693,081	16,693,779
PVH Corp.	15,238	692,872
Ralph Lauren Corp.	14,960	1,129,630
Skechers U.S.A., Inc., Class A(a)	1,000	31,320
Tapestry, Inc.	18,622	253,259
VF Corp.	335,393	18,815,547
Total		37,616,407
Total Consumer Discretionary		317,778,554
Consumer Staples 9.1%
Beverages 1.7%
Constellation Brands, Inc., Class A	18,319	3,163,691
Keurig Dr. Pepper, Inc.	33,975	948,582
Molson Coors Beverage Co., Class B	22,925	870,233
PepsiCo, Inc.	428,591	56,381,146
Total		61,363,652
Food & Staples Retailing 1.1%
Kroger Co. (The)	129,575	4,226,737
U.S. Foods Holding Corp.(a)	45,739	875,445
Walgreens Boots Alliance, Inc.	123,296	5,294,330
Walmart, Inc.	220,954	27,411,553
Total		37,808,065
Food Products 2.5%
Archer-Daniels-Midland Co.	407,115	16,003,691
Bunge Ltd.	20,487	799,403
ConAgra Foods, Inc.	106,671	3,711,084
Hershey Co. (The)	45,000	6,105,600
Ingredion, Inc.	9,157	771,294
JM Smucker Co. (The)	29,913	3,407,988
Kellogg Co.	188,048	12,281,415
Kraft Heinz Co. (The)	31,395	956,606
Mondelez International, Inc., Class A	818,713	42,671,321
Pilgrim’s Pride Corp.(a)	1,716	35,470
Post Holdings, Inc.(a)	15,143	1,318,349
Tyson Foods, Inc., Class A	48,855	3,001,651
Total		91,063,872

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 2.9%
Kimberly-Clark Corp.	321,592	45,485,973
Procter & Gamble Co. (The)	513,301	59,501,852
Spectrum Brands Holdings, Inc.	670	31,704
Total		105,019,529
Personal Products 0.0%
Coty, Inc., Class A	33,118	120,218
Tobacco 0.9%
Philip Morris International, Inc.	427,297	31,346,508
Total Consumer Staples		326,721,844
Energy 5.0%
Energy Equipment & Services 0.1%
Baker Hughes Co.	70,381	1,161,990
Halliburton Co.	41,133	483,313
National Oilwell Varco, Inc.	42,273	527,144
Schlumberger Ltd.	76,510	1,413,140
TechnipFMC PLC	48,738	360,661
Total		3,946,248
Oil, Gas & Consumable Fuels 4.9%
Apache Corp.	120,592	1,301,188
Cabot Oil & Gas Corp.	129,410	2,567,494
Chevron Corp.	924,701	84,795,082
Cimarex Energy Co.	573	15,058
Concho Resources, Inc.	25,995	1,417,247
ConocoPhillips Co.	455,399	19,208,730
Continental Resources, Inc.	23,026	281,608
Devon Energy Corp.	64,549	697,775
Diamondback Energy, Inc.	15,565	662,758
EOG Resources, Inc.	39,360	2,006,179
Exxon Mobil Corp.	475,397	21,616,302
Hess Corp.	47,996	2,278,370
HollyFrontier Corp.	47,152	1,482,930
Kinder Morgan, Inc.	222,705	3,518,739
Marathon Oil Corp.	224,923	1,201,089
Marathon Petroleum Corp.	111,632	3,922,748
Murphy Oil Corp.	2,493	29,791
Noble Energy, Inc.	106,531	930,016
Occidental Petroleum Corp.	136,761	1,771,055
Common Stocks (continued)
Issuer	Shares	Value ($)
Parsley Energy, Inc., Class A	10,404	95,093
Phillips 66	43,396	3,396,171
Pioneer Natural Resources Co.	27,814	2,547,762
Targa Resources Corp.	28,379	507,700
Valero Energy Corp.	216,009	14,394,840
Williams Companies, Inc. (The)	232,718	4,754,429
Total		175,400,154
Total Energy		179,346,402
Financials 19.5%
Banks 7.5%
Bank of America Corp.	1,735,200	41,853,024
CIT Group, Inc.	1,264	22,929
Citigroup, Inc.	1,109,702	53,165,823
Citizens Financial Group, Inc.	45,602	1,099,008
Comerica, Inc.	35,901	1,305,001
East West Bancorp, Inc.	4,007	140,045
Fifth Third Bancorp	149,775	2,904,137
First Republic Bank	202,376	21,891,012
Huntington Bancshares, Inc.	321,505	2,858,180
JPMorgan Chase & Co.	792,684	77,136,080
KeyCorp	168,458	1,996,227
M&T Bank Corp.	24,152	2,551,900
PacWest Bancorp	1,197	20,720
People’s United Financial, Inc.	86,094	985,776
PNC Financial Services Group, Inc. (The)	172,739	19,699,156
Prosperity Bancshares, Inc.	809	52,901
Regions Financial Corp.	203,115	2,297,231
SVB Financial Group(a)	11,087	2,380,933
Synovus Financial Corp.	3,517	67,491
Truist Financial Corp.	130,803	4,810,934
U.S. Bancorp	460,622	16,379,718
Wells Fargo & Co.	581,744	15,398,764
Zions Bancorp	35,661	1,173,425
Total		270,190,415
Capital Markets 4.2%
Bank of New York Mellon Corp. (The)	123,883	4,604,731
BlackRock, Inc.	18,000	9,515,520
Charles Schwab Corp. (The)	804,622	28,893,976
CME Group, Inc.	77,000	14,060,200

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
E*TRADE Financial Corp.	1,300	59,202
Franklin Resources, Inc.	100,218	1,891,114
Goldman Sachs Group, Inc. (The)	47,077	9,250,160
Invesco Ltd.	49,332	393,176
Janus Henderson Group PLC	4,217	90,918
KKR & Co., Inc., Class A	1,064,092	29,528,553
Morgan Stanley	619,333	27,374,519
Northern Trust Corp.	151,177	11,944,495
Raymond James Financial, Inc.	23,387	1,620,251
State Street Corp.	51,839	3,160,105
T. Rowe Price Group, Inc.	84,000	10,155,600
Total		152,542,520
Consumer Finance 0.3%
Ally Financial, Inc.	101,818	1,775,706
Capital One Financial Corp.	71,694	4,878,060
Santander Consumer U.S.A. Holdings, Inc.	37,213	615,131
Synchrony Financial	139,285	2,837,235
Total		10,106,132
Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B(a)	349,774	64,911,059
Equitable Holdings, Inc.	46,718	892,781
Jefferies Financial Group, Inc.	26,738	391,712
Voya Financial, Inc.	10,144	456,987
Total		66,652,539
Insurance 5.6%
Aflac, Inc.	77,929	2,842,071
Alleghany Corp.	1,324	679,344
Allstate Corp. (The)	235,968	23,080,030
American Financial Group, Inc.	11,627	700,410
American International Group, Inc.	1,447,825	43,521,619
Arch Capital Group Ltd.(a)	72,462	2,044,878
Assurant, Inc.	7,430	762,169
Athene Holding Ltd., Class A(a)	10,089	291,471
Axis Capital Holdings Ltd.	3,614	135,670
Chubb Ltd.	161,272	19,665,508
CNA Financial Corp.	3,492	105,563
Everest Re Group Ltd.	4,525	897,805
Globe Life, Inc.	34,379	2,647,871
Common Stocks (continued)
Issuer	Shares	Value ($)
Hartford Financial Services Group, Inc. (The)	562,569	21,540,767
Lincoln National Corp.	25,274	958,643
Loews Corp.	38,397	1,276,316
Markel Corp.(a)	1,104	990,752
Marsh & McLennan Companies, Inc.	351,988	37,282,569
MetLife, Inc.	805,482	29,005,407
Old Republic International Corp.	55,409	863,826
Principal Financial Group, Inc.	54,334	2,098,379
Prudential Financial, Inc.	25,383	1,547,348
Reinsurance Group of America, Inc.	8,100	735,075
RenaissanceRe Holdings Ltd.	4,218	708,033
Travelers Companies, Inc. (The)	41,619	4,452,401
Unum Group	29,932	453,470
WR Berkley Corp.	20,490	1,187,396
Total		200,474,791
Thrifts & Mortgage Finance 0.0%
New York Community Bancorp, Inc.	35,013	351,881
Total Financials		700,318,278
Health Care 15.4%
Biotechnology 1.1%
AbbVie, Inc.	14,816	1,372,999
Alexion Pharmaceuticals, Inc.(a)	54,443	6,527,716
Biogen, Inc.(a)	10,360	3,181,452
Gilead Sciences, Inc.	336,456	26,186,371
Regeneron Pharmaceuticals, Inc.(a)	666	408,131
United Therapeutics Corp.(a)	824	97,191
Total		37,773,860
Health Care Equipment & Supplies 4.7%
Abbott Laboratories	756,730	71,828,812
Baxter International, Inc.	98,000	8,820,980
Becton Dickinson and Co.	14,916	3,683,208
Boston Scientific Corp.(a)	76,059	2,889,481
Danaher Corp.	52,978	8,826,665
Dentsply Sirona, Inc.	22,485	1,046,002
Envista Holdings Corp.(a)	23,077	487,848
Medtronic PLC	645,050	63,589,029

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
STERIS PLC	18,482	3,065,979
Zimmer Biomet Holdings, Inc.	22,504	2,843,155
Total		167,081,159
Health Care Providers & Services 3.2%
Anthem, Inc.	43,806	12,883,783
Cardinal Health, Inc.	37,098	2,028,889
Centene Corp.(a)	52,743	3,494,224
Cigna Corp.	61,633	12,161,423
CVS Health Corp.	220,307	14,445,530
DaVita, Inc.(a)	39,208	3,174,280
Henry Schein, Inc.(a)	46,533	2,825,484
Humana, Inc.	78,647	32,296,390
Laboratory Corp. of America Holdings(a)	32,194	5,644,252
McKesson Corp.	18,137	2,877,798
Quest Diagnostics, Inc.	44,222	5,230,578
UnitedHealth Group, Inc.	54,000	16,461,900
Universal Health Services, Inc., Class B	25,282	2,665,987
Total		116,190,518
Health Care Technology 0.0%
Change Healthcare, Inc.(a)	36,016	449,480
Life Sciences Tools & Services 1.2%
Bio-Rad Laboratories, Inc., Class A(a)	2,570	1,262,692
IQVIA Holdings, Inc.(a)	16,515	2,469,323
PerkinElmer, Inc.	11,554	1,160,830
Syneos Health, Inc.(a)	202	12,320
Thermo Fisher Scientific, Inc.	108,103	37,748,487
Total		42,653,652
Pharmaceuticals 5.2%
Bristol-Myers Squibb Co.	395,190	23,600,747
Elanco Animal Health, Inc.(a)	40,323	863,315
Eli Lilly and Co.	111,000	16,977,450
Horizon Therapeutics PLC(a)	2,619	132,862
Jazz Pharmaceuticals PLC(a)	7,690	917,571
Johnson & Johnson	292,000	43,435,000
Merck & Co., Inc.	412,000	33,256,640
Mylan NV(a)	148,431	2,533,717
Common Stocks (continued)
Issuer	Shares	Value ($)
Perrigo Co. PLC	15,360	841,267
Pfizer, Inc.	1,722,825	65,794,687
Total		188,353,256
Total Health Care		552,501,925
Industrials 9.9%
Aerospace & Defense 1.6%
General Dynamics Corp.	37,044	5,439,171
Howmet Aerospace, Inc.	110,335	1,443,182
L3 Harris Technologies, Inc.	2,118	422,435
Lockheed Martin Corp.	80,000	31,075,200
Northrop Grumman Corp.	22,000	7,374,400
Raytheon Technologies Corp.	168,593	10,877,620
Textron, Inc.	69,891	2,164,524
Total		58,796,532
Air Freight & Logistics 0.4%
FedEx Corp.	41,010	5,354,266
United Parcel Service, Inc., Class B	80,000	7,976,800
XPO Logistics, Inc.(a)	28,278	2,228,589
Total		15,559,655
Airlines 0.2%
Alaska Air Group, Inc.	27,774	949,593
Delta Air Lines, Inc.	100,418	2,531,538
JetBlue Airways Corp.(a)	75,188	757,143
Southwest Airlines Co.	79,425	2,549,542
United Airlines Holdings, Inc.(a)	80,291	2,251,360
Total		9,039,176
Building Products 1.2%
AO Smith Corp.	4,289	203,728
Carrier Global Corp.(a)	969,226	19,840,056
Fortune Brands Home & Security, Inc.	34,481	2,101,962
Johnson Controls International PLC	80,478	2,527,814
Owens Corning	26,387	1,385,317
Trane Technologies PLC	205,597	18,546,905
Total		44,605,782
Commercial Services & Supplies 0.5%
Republic Services, Inc.	60,889	5,203,574
Waste Management, Inc.	118,000	12,596,500
Total		17,800,074

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.1%
AECOM(a)	18,481	716,508
Arcosa, Inc.	6,736	257,113
Fluor Corp.	1	12
Jacobs Engineering Group, Inc.	14,085	1,183,422
Quanta Services, Inc.	16,374	604,692
Total		2,761,747
Electrical Equipment 0.7%
Acuity Brands, Inc.	575	49,536
AMETEK, Inc.	43,668	4,004,792
Eaton Corp. PLC	156,186	13,260,191
Emerson Electric Co.	58,400	3,563,568
Hubbell, Inc.	12,952	1,585,584
nVent Electric PLC	3,199	58,638
Sensata Technologies Holding(a)	24,803	884,227
Total		23,406,536
Industrial Conglomerates 1.4%
Carlisle Companies, Inc.	14,492	1,737,011
General Electric Co.	420,892	2,765,260
Honeywell International, Inc.	255,547	37,271,530
Roper Technologies, Inc.	17,657	6,953,327
Total		48,727,128
Machinery 2.5%
AGCO Corp.	14,889	822,320
Caterpillar, Inc.	5,481	658,433
Cummins, Inc.	65,777	11,155,779
Deere & Co.	46,500	7,073,580
Dover Corp.	15,740	1,530,715
Fortive Corp.	64,590	3,938,698
Ingersoll Rand, Inc.(a)	17,482	492,992
Oshkosh Corp.	13,550	973,161
Otis Worldwide Corp.	66,460	3,499,119
PACCAR, Inc.	56,917	4,203,890
Parker-Hannifin Corp.	230,679	41,515,300
Pentair PLC	35,117	1,374,479
Snap-On, Inc.	13,906	1,803,469
Stanley Black & Decker, Inc.	46,391	5,819,751
Common Stocks (continued)
Issuer	Shares	Value ($)
Westinghouse Air Brake Technologies Corp.	19,803	1,209,369
Xylem, Inc.	38,944	2,583,545
Total		88,654,600
Professional Services 0.0%
ManpowerGroup, Inc.	13,396	926,200
Nielsen Holdings PLC	53,588	744,337
Total		1,670,537
Road & Rail 1.2%
AMERCO	3,003	968,468
CSX Corp.	5,730	410,153
Kansas City Southern	31,372	4,722,113
Knight-Swift Transportation Holdings, Inc.	15,751	655,399
Norfolk Southern Corp.	42,590	7,593,371
Union Pacific Corp.	160,500	27,262,530
Total		41,612,034
Trading Companies & Distributors 0.1%
United Rentals, Inc.(a)	17,947	2,492,659
Total Industrials		355,126,460
Information Technology 13.3%
Communications Equipment 1.0%
Ciena Corp.(a)	32,759	1,810,262
Cisco Systems, Inc.	670,000	32,039,400
Juniper Networks, Inc.	45,526	1,104,461
Total		34,954,123
Electronic Equipment, Instruments & Components 0.4%
Arrow Electronics, Inc.(a)	16,992	1,173,807
Avnet, Inc.	1,118	30,454
Corning, Inc.	251,942	5,741,758
Dolby Laboratories, Inc., Class A	6,676	405,434
Flex Ltd.(a)	121,415	1,178,940
FLIR Systems, Inc.	2,400	110,880
IPG Photonics Corp.(a)	2,685	417,249
Jabil, Inc.	729	21,812
SYNNEX Corp.	3,286	350,452
TE Connectivity Ltd.	54,373	4,417,806
Trimble Navigation Ltd.(a)	29,486	1,153,492
Total		15,002,084

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 3.6%
Accenture PLC, Class A	67,500	13,609,350
Akamai Technologies, Inc.(a)	1,528	161,662
Amdocs Ltd.	43,532	2,710,302
Automatic Data Processing, Inc.	74,500	10,913,505
CACI International, Inc., Class A(a)	388	97,303
Cognizant Technology Solutions Corp., Class A	303,163	16,067,639
DXC Technology Co.	71,139	1,010,885
Fidelity National Information Services, Inc.	248,484	34,497,034
Fiserv, Inc.(a)	31,077	3,318,091
Global Payments, Inc.	16,298	2,925,328
International Business Machines Corp.	171,000	21,357,900
Leidos Holdings, Inc.	36,534	3,846,665
Visa, Inc., Class A	96,736	18,886,737
Total		129,402,401
Semiconductors & Semiconductor Equipment 5.2%
Analog Devices, Inc.	30,827	3,481,909
Broadcom, Inc.	50,225	14,629,036
Intel Corp.	1,097,447	69,062,340
KLA Corp.	91,000	16,012,360
Lam Research Corp.	67,449	18,458,768
Marvell Technology Group Ltd.	71,240	2,323,849
Microchip Technology, Inc.	55,085	5,289,262
Micron Technology, Inc.(a)	185,223	8,874,034
ON Semiconductor Corp.(a)	95,690	1,577,928
Qorvo, Inc.(a)	25,079	2,626,774
Skyworks Solutions, Inc.	29,510	3,498,115
Texas Instruments, Inc.	350,472	41,615,045
Total		187,449,420
Software 2.0%
Microsoft Corp.	375,231	68,761,081
NortonLifeLock, Inc.	6,775	154,335
SS&C Technologies Holdings, Inc.	73,425	4,250,940
Total		73,166,356
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	97,000	30,840,180
Dell Technologies, Inc.(a)	1,780	88,359
Hewlett Packard Enterprise Co.	413,275	4,012,900
HP, Inc.	42,384	641,694
Western Digital Corp.	45,649	2,025,446
Xerox Holdings Corp.	69,106	1,097,404
Total		38,705,983
Total Information Technology		478,680,367
Materials 3.5%
Chemicals 2.0%
Air Products & Chemicals, Inc.	12,868	3,109,552
Albemarle Corp.	34,425	2,634,201
Celanese Corp., Class A	26,734	2,403,654
CF Industries Holdings, Inc.	46,702	1,371,638
Corteva, Inc.	80,469	2,197,608
Dow, Inc.	106,099	4,095,421
DuPont de Nemours, Inc.	35,583	1,805,126
Eastman Chemical Co.	44,058	2,999,469
Huntsman Corp.	16,423	298,078
International Flavors & Fragrances, Inc.	11,319	1,507,578
Linde PLC	138,304	27,984,431
LyondellBasell Industries NV, Class A	101,311	6,459,589
Mosaic Co. (The)	41,470	501,372
PPG Industries, Inc.	2,635	267,900
Sherwin-Williams Co. (The)	23,659	14,049,897
Valvoline, Inc.	35,216	646,214
Westlake Chemical Corp.	13,430	640,611
Total		72,972,339
Construction Materials 0.3%
Martin Marietta Materials, Inc.	20,420	3,922,478
Vulcan Materials Co.	43,698	4,733,367
Total		8,655,845
Containers & Packaging 0.7%
Amcor PLC	446,698	4,560,787
Ball Corp.	5,081	362,072
International Paper Co.	129,578	4,412,131
Packaging Corp. of America	67,470	6,842,133

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Sonoco Products Co.	113,933	5,902,869
WestRock Co.	83,737	2,349,660
Total		24,429,652
Metals & Mining 0.5%
Arconic Corp.(a)	27,583	399,126
Freeport-McMoRan, Inc.	181,239	1,643,838
Newmont Corp.	129,178	7,553,038
Nucor Corp.	100,960	4,266,570
Reliance Steel & Aluminum Co.	20,889	2,026,233
Royal Gold, Inc.	3,882	517,082
Southern Copper Corp.	4,000	145,200
Steel Dynamics, Inc.	59,208	1,572,564
Total		18,123,651
Total Materials		124,181,487
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.0%
AvalonBay Communities, Inc.	28,000	4,368,280
Crown Castle International Corp.	47,000	8,091,520
Digital Realty Trust, Inc.	103,000	14,786,680
Extra Space Storage, Inc.	62,500	6,046,875
Public Storage	16,027	3,249,314
Total		36,542,669
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A(a)	110,524	4,860,846
Howard Hughes Corporation(a)	1,499	75,924
Jones Lang LaSalle, Inc.	10,951	1,121,382
Total		6,058,152
Total Real Estate		42,600,821
Utilities 2.2%
Electric Utilities 1.1%
American Electric Power Co., Inc.	111,500	9,505,375
Eversource Energy	105,000	8,788,500
NextEra Energy, Inc.	42,000	10,733,520
NRG Energy, Inc.	40,158	1,447,696
Xcel Energy, Inc.	149,000	9,689,470
Total		40,164,561
Independent Power and Renewable Electricity Producers 0.1%
Vistra Energy Corp	160,014	3,270,686
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.0%
Ameren Corp.	113,000	8,444,490
CMS Energy Corp.	117,500	6,883,150
Dominion Energy, Inc.	74,000	6,290,740
DTE Energy Co.	46,000	4,948,220
MDU Resources Group, Inc.	11,170	243,059
WEC Energy Group, Inc.	114,000	10,457,220
Total		37,266,879
Total Utilities		80,702,126
Total Common Stocks (Cost $3,219,921,941)		3,500,899,792

Convertible Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Information Technology 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Broadcom, Inc.	8.000%	3,735	3,961,779
Total Information Technology			3,961,779
Total Convertible Preferred Stocks (Cost $3,746,008)			3,961,779

Rights 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Liberty Media Corp./SiriusXM(a)	2,895	31,468
Total Communication Services		31,468
Total Rights (Cost $—)		31,468

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(b),(c)	77,629,699	77,637,462
Total Money Market Funds (Cost $77,633,459)		77,637,462
Total Investments in Securities (Cost: $3,301,301,408)		3,582,530,501
Other Assets & Liabilities, Net		6,623,182
Net Assets		3,589,153,683

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
May 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	68,506,196	903,414,255	(894,286,992)	4,003	77,637,462	22,545	998,341	77,629,699
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	342,941,528	—	—	342,941,528
Consumer Discretionary	317,778,554	—	—	317,778,554
Consumer Staples	326,721,844	—	—	326,721,844
Energy	179,346,402	—	—	179,346,402
Financials	700,318,278	—	—	700,318,278
Health Care	552,501,925	—	—	552,501,925
Industrials	355,126,460	—	—	355,126,460
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	478,680,367	—	—	478,680,367
Materials	124,181,487	—	—	124,181,487
Real Estate	42,600,821	—	—	42,600,821
Utilities	80,702,126	—	—	80,702,126
Total Common Stocks	3,500,899,792	—	—	3,500,899,792
Convertible Preferred Stocks
Information Technology	—	3,961,779	—	3,961,779
Total Convertible Preferred Stocks	—	3,961,779	—	3,961,779
Rights
Communication Services	31,468	—	—	31,468
Total Rights	31,468	—	—	31,468
Money Market Funds	77,637,462	—	—	77,637,462
Total Investments in Securities	3,578,568,722	3,961,779	—	3,582,530,501
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2020	19

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,223,667,949)	$3,504,893,039
Affiliated issuers (cost $77,633,459)	77,637,462
Receivable for:
Investments sold	202,464
Capital shares sold	3,348,453
Dividends	8,780,981
Foreign tax reclaims	119,220
Expense reimbursement due from Investment Manager	568
Prepaid expenses	1,357
Other assets	39
Total assets	3,594,983,583
Liabilities
Due to custodian	1,579,115
Payable for:
Investments purchased	442,176
Capital shares purchased	3,242,796
Management services fees	59,652
Transfer agent fees	302,375
Compensation of board members	87,513
Other expenses	116,273
Total liabilities	5,829,900
Net assets applicable to outstanding capital stock	$3,589,153,683
Represented by
Paid in capital	3,330,626,851
Total distributable earnings (loss)	258,526,832
Total - representing net assets applicable to outstanding capital stock	$3,589,153,683
Institutional Class
Net assets	$3,589,151,523
Shares outstanding	287,645,687
Net asset value per share	$12.48
Institutional 3 Class
Net assets	$2,160
Shares outstanding	173
Net asset value per share(a)	$12.50

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Value Strategies Fund | Annual Report 2020

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$76,977,145
Dividends — affiliated issuers	998,341
Interfund lending	115
Foreign taxes withheld	(39,044)
Total income	77,936,557
Expenses:
Management services fees	19,095,284
Distribution and/or service fees
Class A	11,007
Transfer agent fees
Class A	5,308
Institutional Class	3,742,071
Compensation of board members	46,812
Custodian fees	36,531
Printing and postage fees	231,626
Registration fees	92,362
Audit fees	29,833
Legal fees	38,629
Compensation of chief compliance officer	666
Other	49,169
Total expenses	23,379,298
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(464,184)
Total net expenses	22,915,114
Net investment income	55,021,443
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,846,607)
Investments — affiliated issuers	22,545
Foreign currency translations	(4,801)
Futures contracts	1,624,616
Net realized loss	(5,204,247)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	29,343,943
Investments — affiliated issuers	4,003
Foreign currency translations	1,120
Net change in unrealized appreciation (depreciation)	29,349,066
Net realized and unrealized gain	24,144,819
Net increase in net assets resulting from operations	$79,166,262
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2020	21

Statement of Changes in Net Assets
	Year Ended May 31, 2020 (a)	Year Ended May 31, 2019
Operations
Net investment income	$55,021,443	$46,780,126
Net realized gain (loss)	(5,204,247)	165,888,000
Net change in unrealized appreciation (depreciation)	29,349,066	(159,785,897)
Net increase in net assets resulting from operations	79,166,262	52,882,229
Distributions to shareholders
Net investment income and net realized gains
Class A	(209,539)	(522,174)
Institutional Class	(116,433,005)	(208,462,548)
Institutional 3 Class	(10)	—
Total distributions to shareholders	(116,642,554)	(208,984,722)
Increase (decrease) in net assets from capital stock activity	770,692,927	(134,162,125)
Total increase (decrease) in net assets	733,216,635	(290,264,618)
Net assets at beginning of year	2,855,937,048	3,146,201,666
Net assets at end of year	$3,589,153,683	$2,855,937,048

	Year Ended		Year Ended
	May 31, 2020 (a)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	85	2,042	179	2,247
Distributions reinvested	14,654	209,423	41,003	521,923
Redemptions	(516,499)	(7,587,747)	(164,751)	(2,250,949)
Net decrease	(501,760)	(7,376,282)	(123,569)	(1,726,779)
Institutional Class
Subscriptions	107,193,486	1,324,596,542	42,936,948	579,674,205
Distributions reinvested	8,553,659	116,433,005	16,523,821	208,462,344
Redemptions	(50,171,340)	(662,962,838)	(67,431,842)	(920,571,895)
Net increase (decrease)	65,575,805	778,066,709	(7,971,073)	(132,435,346)
Institutional 3 Class
Subscriptions	173	2,500	—	—
Net increase	173	2,500	—	—
Total net increase (decrease)	65,074,218	770,692,927	(8,094,642)	(134,162,125)

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Value Strategies Fund | Annual Report 2020

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Multi-Manager Value Strategies Fund | Annual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 5/31/2020	$12.83	0.24	(0.06)(c)	0.18	(0.23)	(0.30)	(0.53)
Year Ended 5/31/2019	$13.64	0.21	(0.02)(c)	0.19	(0.20)	(0.80)	(1.00)
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Year Ended 5/31/2017(e)	$12.34	0.07	0.60	0.67	(0.04)	—	(0.04)
Institutional 3 Class
Year Ended 5/31/2020(g)	$14.47	0.11	(2.02)(c)	(1.91)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Value Strategies Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 5/31/2020	$12.48	1.07%	0.76%	0.74%	1.78%	19%	$3,589,152
Year Ended 5/31/2019	$12.83	1.62%	0.77%	0.77%	1.59%	20%	$2,849,432
Year Ended 5/31/2018	$13.64	10.41%	0.78%(d)	0.78%(d)	1.46%	21%	$3,137,590
Year Ended 5/31/2017(e)	$12.97	5.39%	0.82%(f)	0.82%(f)	1.43%(f)	97%	$2,471,575
Institutional 3 Class
Year Ended 5/31/2020(g)	$12.50	(13.14%)	0.66%(f)	0.64%(f)	1.84%(f)	19%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2020	25

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Institutional 3 Class shares commenced operations on December 18, 2019. Effective at close of business on January 24, 2020, Class A shares merged, in a tax-free transaction, into Institutional Class shares and Class A shares are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
26	Multi-Manager Value Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
Multi-Manager Value Strategies Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
May 31, 2020
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Multi-Manager Value Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,624,616
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	871,306

*	Based on the ending daily outstanding amounts for the year ended May 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager Value Strategies Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
May 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.62% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management, Inc. (Diamond Hill), to subadvise a portion of the Fund. The Investment Manager compensates DFA and Diamond Hill to manage the investments of a portion of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
30	Multi-Manager Value Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08(a)
Institutional Class	0.12
Institutional 3 Class	0.02(b)

(a)	Unannualized.
(b)	Annualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services). As a result of all Class A shares of the Fund being merged into Institutional Class shares, January 24, 2020 was the last day the Fund paid a distribution and shareholder services fee for Class A shares.
Multi-Manager Value Strategies Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
May 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 18, 2019 through December 17, 2020	July 1, 2019 through September 30, 2020	Prior to July 1, 2019
Institutional Class	—	0.74%	0.88%
Institutional 3 Class	0.64%	—	—
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, deemed distributions, corporate actions, re-characterization of distributions for investments, distribution reclassifications, earnings and profits distributed to shareholders on the redemption of shares, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(912,392)	113,788	798,604
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
52,373,226	64,269,328	116,642,554	47,386,897	161,597,825	208,984,722
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
32	Multi-Manager Value Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,666,704	—	—	266,420,131
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,316,110,370	542,759,489	(276,339,358)	266,420,131
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	17,474,407
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,274,709,865 and $573,187,253, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Multi-Manager Value Strategies Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
May 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,600,000	1.60	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
34	Multi-Manager Value Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Multi-Manager Value Strategies Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
May 31, 2020
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Multi-Manager Value Strategies Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Multi-Manager Value Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Value Strategies Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Value Strategies Fund | Annual Report 2020	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$20,756,395
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
38	Multi-Manager Value Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Multi-Manager Value Strategies Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
40	Multi-Manager Value Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Multi-Manager Value Strategies Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42	Multi-Manager Value Strategies Fund | Annual Report 2020

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Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN116_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Large Cap Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	0.73	4.61	9.28
	Including sales charges		-5.05	3.38	8.63
Advisor Class		12/11/06	1.01	4.88	9.46
Class C	Excluding sales charges	06/26/00	-0.03	3.84	8.46
	Including sales charges		-0.98	3.84	8.46
Institutional Class*		09/27/10	0.93	4.87	9.55
Institutional 2 Class		12/11/06	1.08	4.95	9.67
Institutional 3 Class*		11/08/12	1.01	4.98	9.60
Class R		12/11/06	0.45	4.35	9.01
Russell 1000 Value Index			-1.64	4.36	9.85
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Common Stocks	97.2
Convertible Bonds	1.6
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2020)
Communication Services	6.6
Consumer Discretionary	5.3
Consumer Staples	10.2
Energy	6.5
Financials	22.1
Health Care	15.6
Industrials	8.9
Information Technology	9.0
Materials	3.8
Real Estate	5.2
Utilities	6.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned 0.73% excluding sales charges, outperforming the -1.64% return of the Russell 1000 Value Index. Stock selection overall contributed positively to the Fund’s results. Sector allocation decisions as a whole modestly detracted.
U.S. equity markets rode a roller coaster amid evolving pandemic
U.S. equity markets posted positive absolute returns and demonstrated relative calm during the first eight months of the 12-month period ended May 31, 2020, as waning recession fears, forecasts for improving global economic growth, a “Phase One” trade deal with China, and an accommodative U.S. Federal Reserve (Fed) helped bolster investor sentiment. U.S. equities achieved record highs in February 2020. Then, fears of the rippling effects of the global COVID-19 pandemic on the economy, on corporate earnings and more began to roil the markets in late February 2020. The sell-off within the U.S. equity markets was swift, with the S&P 500 Index recording its fastest decline into a bear market in history. Similarly, the Russell 1000 Index fell 34.25% from its high on February 19 through its low on March 23. Exacerbating matters was the plunging of the price of oil to its lowest level since 2002, as the world’s largest oil producers failed to agree on whether to reduce supply as demand collapsed. In response, most central banks and governments took extraordinary measures in an effort to limit financial market stress, mitigate the economic fallout and cushion household and business income. The U.S. Fed cut interest rates to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities and increased the scope of its asset purchase program. On the fiscal front, the U.S. government enacted a more than $2 trillion relief bill, unleashing a massive stimulus plan to stem economic damage.
Following the steep drop, U.S. equities surged to their best weekly gain in 11 years at the end of March 2020 on the unprecedented fiscal and monetary emergency stimulus. In April 2020, U.S. equities then enjoyed their largest monthly gain since January 1987 amid the policy momentum, improved credit market functioning, signs U.S. COVID-19 infections had plateaued and indications some states would soon begin to ease lockdown measures. The U.S. equity market rebound continued in May 2020 on the grand re-opening of the U.S. to a new normal, even as macroeconomic data indicated measures to stem the spread of COVID-19, including quarantined consumers and business closures, took a severe toll on the U.S. economy. The S&P 500 Index was up 32.59% from March 23 through the end of May 2020, and the Russell 1000 Index was up 33.98% during the same time period.
Against this backdrop, there was wide dispersion among sector returns within the benchmark. The best-performing sectors within the benchmark during the annual period were information technology, health care and consumer staples. Conversely, energy, real estate and financials were the weakest performing sectors. There was also a meaningful difference in performance between value and growth equities across the capitalization spectrum within the U.S. equity market. For example, among large-cap stocks, the Russell 1000 Growth Index posted a return of 26.25% as compared to the -1.64% return of the Russell 1000 Value Index for the annual period. At the end of the annual period, uncertainty as to what the coming months would bring remained high on multiple levels.
Stock selection in real estate helped Fund results most
Individual stock selection proved effective in seven of the 11 sectors of the benchmark during the annual period. Stock selection in the real estate, financials, information technology and energy sectors contributed most positively to the Fund’s relative results. Having an overweighted allocation to information technology, the best performing sector in the benchmark during the annual period, added value as well. Having a position, albeit modest, in cash during an annual period when the benchmark declined, also buoyed relative results.
Among individual holdings, the Fund’s positions in semiconductor processing equipment manufacturer Lam Research Corp., managed health care company Humana, Inc. and information technology giants Apple, Inc. and Microsoft Corp. contributed most positively to relative performance. Shares of Lam Research rose, as the semiconductor industry as a whole initially showed signs of recovery after a weak prior annual period given anticipated economic growth and easing trade tensions. The industry subsequently held up well amid higher technology demand as COVID-19 drove a dramatic change in where and how we work and learn. Humana reported strong fundamentals, buoyed by its significant exposure to increasingly popular Medicare Advantage plans, which offer additional benefits not covered by original Medicare plans, such as vision, hearing and dental. Its shares also held up well during the COVID-19 crisis, as fewer doctor visits by Americans even as premiums continued to be paid meant lower costs for Humana. Among the leaders of the strongly performing information technology sector broadly were Apple, which is not a component of the benchmark, and Microsoft, which each enjoyed robust
Columbia Large Cap Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
double-digit percentage share price gains during the annual period. Apple’s sales suffered as its stores closed but saw good growth in its services business, and Microsoft’s cloud business sustained strong performance. Equally important, not having a position in integrated energy company Exxon Mobil Corporation, which experienced a double-digit percentage share price decline during the annual period, contributed significantly to the Fund’s relative results during the annual period.
Consumer discretionary stock selection hampered Fund results most
The sectors that detracted most from the Fund’s relative results during the annual period were consumer discretionary and communication services, where unfavorable stock selection drove most of the underperformance. Both stock selection and having an underweight to materials, which outpaced the benchmark during the annual period, also hampered Fund results. Stock selection in the industrials sector hurt as well.
Among the individual stocks that detracted most from relative results were global cruise vacation company Royal Caribbean Cruises Ltd., airline Alaska Air Group, Inc. and oil and gas exploration and production company Cimarex Energy Co. Shares of Royal Caribbean Cruises were weighed on as the COVID-19 pandemic led to an unprecedented shutdown of the cruise vacation industry. Royal Caribbean Cruises docked its ships in mid-March 2020 and, at the end of the annual period, was not set to resume sailing before early August. Alaska Air Group similarly saw its business crushed, parking more than 160 of its aircraft and cutting its schedule, trying to adjust to demand that was, at its worst, down 90% year over year during the first quarter of 2020. Importantly, at the end of the annual period, we believed both Royal Caribbean Cruises and Alaska Air Group had strong enough balance sheets to weather the COVID-19 storm, improving liquidity, reducing costs and preserving assets in a way to effectively resume operations when conditions enable them to do so. Cimarex Energy saw its share price decline along with the weak energy sector broadly during the annual period. Cimarex Energy’s shares fell sharply, impacted by a more than 30% decline in West Texas Intermediate (WTI) oil prices during the annual period overall. On April 20, 2020, crude oil suffered a historic price collapse that sent May WTI (West Texas Intermediate) futures contracts into negative territory for the first time ever. This, along with ongoing concerns about both global demand and oversupply, led us to sell the Fund’s position in Cimarex Energy by the end of the annual period and invest the proceeds into what we considered to be more strongly positioned energy companies, such as EOG Resources, Inc. and Valero Energy Corp. Not holding a position in semiconductor bellwether Intel Corporation, which experienced a robust double-digit percentage share increase during the annual period, detracted from the Fund’s relative performance as well. However, the Fund was invested in several other semiconductor stocks during the annual period, including Lam Research, mentioned earlier, that benefited from improvement in personal computer and data center market demand as much of the U.S. workforce shifted to home-based offices.
Bottom-up stock selection drove sector weighting changes
During the annual period, modest changes were made to the Fund’s sector weightings, based primarily on bottom-up stock selection decisions and, to a lesser extent, on the annual rebalancing of the benchmark in June 2019. Given the unprecedented volatility of the annual period, changes in sector weightings were additionally the result of individual stock appreciation and depreciation. Relative to the benchmark, the Fund’s allocations relative to the benchmark in information technology and real estate increased during the annual period. The Fund’s relative allocations to consumer discretionary and communication services decreased.
At the end of May 2020, relative to the benchmark, the Fund was overweight in information technology, underweight in communication services, and rather neutrally weighted in the remaining sectors of the benchmark. The Fund maintained its focus on seeking companies that we believed to be both undervalued and well positioned to grow earnings, cash flow and dividends directed to the long-term benefit of their shareholders during the next several years.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Large Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Value Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	884.80	1,019.79	4.78	5.12	1.02
Advisor Class	1,000.00	1,000.00	886.20	1,021.03	3.61	3.87	0.77
Class C	1,000.00	1,000.00	881.70	1,016.06	8.28	8.87	1.77
Institutional Class	1,000.00	1,000.00	886.00	1,021.03	3.61	3.87	0.77
Institutional 2 Class	1,000.00	1,000.00	886.60	1,021.28	3.38	3.62	0.72
Institutional 3 Class	1,000.00	1,000.00	885.90	1,021.43	3.24	3.47	0.69
Class R	1,000.00	1,000.00	883.30	1,018.60	5.90	6.32	1.26
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Large Cap Value Fund | Annual Report 2020

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Communication Services 6.5%
Diversified Telecommunication Services 2.9%
AT&T, Inc.	1,518,400	46,857,824
Media 3.6%
Comcast Corp., Class A	1,177,700	46,636,920
DISH Network Corp., Class A(a)	385,045	12,186,674
Total		58,823,594
Total Communication Services		105,681,418
Consumer Discretionary 5.1%
Hotels, Restaurants & Leisure 0.9%
Royal Caribbean Cruises Ltd.	286,100	14,840,007
Household Durables 1.5%
Toll Brothers, Inc.	789,600	25,511,976
Specialty Retail 1.9%
Home Depot, Inc. (The)	124,400	30,910,912
Textiles, Apparel & Luxury Goods 0.8%
Levi Strauss & Co., Class A	963,500	12,997,615
Total Consumer Discretionary		84,260,510
Consumer Staples 9.9%
Food & Staples Retailing 2.5%
Walmart, Inc.	327,300	40,604,838
Food Products 1.7%
General Mills, Inc.	439,300	27,693,472
Household Products 3.4%
Procter & Gamble Co. (The)	491,459	56,969,927
Tobacco 2.3%
Philip Morris International, Inc.	510,480	37,448,813
Total Consumer Staples		162,717,050
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 6.3%
Oil, Gas & Consumable Fuels 6.3%
BP PLC, ADR	387,900	8,976,006
Chevron Corp.	334,200	30,646,140
ConocoPhillips Co.	491,528	20,732,651
EOG Resources, Inc.	347,300	17,701,881
Valero Energy Corp.	369,600	24,630,144
Total		102,686,822
Total Energy		102,686,822
Financials 21.4%
Banks 9.7%
Citigroup, Inc.	705,200	33,786,132
JPMorgan Chase & Co.	629,893	61,294,888
PNC Financial Services Group, Inc. (The)	255,700	29,160,028
Truist Financial Corp.	606,100	22,292,358
Wells Fargo & Co.	472,300	12,501,781
Total		159,035,187
Capital Markets 3.4%
Intercontinental Exchange, Inc.	252,600	24,565,350
Morgan Stanley	706,400	31,222,880
Total		55,788,230
Diversified Financial Services 3.7%
Berkshire Hathaway, Inc., Class B(a)	326,300	60,554,754
Insurance 4.6%
Allstate Corp. (The)	239,624	23,437,623
Chubb Ltd.	220,200	26,851,188
Lincoln National Corp.	658,100	24,961,733
Total		75,250,544
Total Financials		350,628,715
Health Care 15.2%
Health Care Equipment & Supplies 3.8%
Baxter International, Inc.	270,500	24,347,705
Medtronic PLC	377,900	37,253,382
Total		61,601,087
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.1%
Cigna Corp.	134,200	26,480,344
Humana, Inc.	58,500	24,023,025
Total		50,503,369
Pharmaceuticals 8.3%
Bristol-Myers Squibb Co.	502,800	30,027,216
Jazz Pharmaceuticals PLC(a)	96,700	11,538,244
Johnson & Johnson	473,000	70,358,750
Merck & Co., Inc.	298,100	24,062,632
Total		135,986,842
Total Health Care		248,091,298
Industrials 8.7%
Aerospace & Defense 1.4%
Northrop Grumman Corp.	66,500	22,290,800
Air Freight & Logistics 1.5%
FedEx Corp.	181,000	23,631,360
Airlines 1.0%
Alaska Air Group, Inc.	477,000	16,308,630
Building Products 0.9%
Trane Technologies PLC	169,100	15,254,511
Industrial Conglomerates 1.2%
3M Co.	125,000	19,555,000
Machinery 1.0%
Ingersoll Rand, Inc.(a)	595,113	16,782,187
Road & Rail 1.7%
Norfolk Southern Corp.	157,800	28,134,162
Total Industrials		141,956,650
Information Technology 8.8%
Communications Equipment 1.2%
Cisco Systems, Inc.	422,100	20,184,822
IT Services 1.1%
MasterCard, Inc., Class A	57,400	17,271,086
Semiconductors & Semiconductor Equipment 3.7%
Broadcom, Inc.	65,400	19,049,058
Lam Research Corp.	88,600	24,247,162
ON Semiconductor Corp.(a)	1,045,800	17,245,242
Total		60,541,462
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.2%
Microsoft Corp.	104,000	19,058,000
Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	45,400	14,434,476
Western Digital Corp.	268,600	11,917,782
Total		26,352,258
Total Information Technology		143,407,628
Materials 3.7%
Chemicals 2.8%
Albemarle Corp.	286,500	21,922,980
Eastman Chemical Co.	345,156	23,498,221
Total		45,421,201
Metals & Mining 0.9%
Freeport-McMoRan, Inc.	1,694,246	15,366,811
Total Materials		60,788,012
Real Estate 5.0%
Equity Real Estate Investment Trusts (REITS) 5.0%
Alexandria Real Estate Equities, Inc.	179,600	27,608,112
American Tower Corp.	112,200	28,966,674
Duke Realty Corp.	745,600	25,708,288
Total		82,283,074
Total Real Estate		82,283,074
Utilities 6.6%
Electric Utilities 3.6%
American Electric Power Co., Inc.	339,600	28,950,900
Xcel Energy, Inc.	471,200	30,642,136
Total		59,593,036
Multi-Utilities 3.0%
Ameren Corp.	357,600	26,723,448
DTE Energy Co.	199,900	21,503,243
Total		48,226,691
Total Utilities		107,819,727
Total Common Stocks (Cost $1,222,061,642)		1,590,320,904

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Convertible Bonds 1.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.5%
DISH Network Corp.
08/15/2026	3.375%	9,732,000	8,575,342
Consumer Cyclical Services 1.1%
Lyft, Inc.(b)
05/15/2025	1.500%	17,000,000	18,101,262
Total Convertible Bonds (Cost $26,732,000)			26,676,604
Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(c),(d)	18,670,269	18,672,136
Total Money Market Funds (Cost $18,666,054)		18,672,136
Total Investments in Securities (Cost: $1,267,459,696)		1,635,669,644
Other Assets & Liabilities, Net		1,286,772
Net Assets		1,636,956,416

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2020, the total value of these securities amounted to $18,101,262, which represents 1.11% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	21,308,725	253,239,576	(255,882,247)	6,082	18,672,136	7,586	498,676	18,670,269
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	105,681,418	—	—	105,681,418
Consumer Discretionary	84,260,510	—	—	84,260,510
Consumer Staples	162,717,050	—	—	162,717,050
Energy	102,686,822	—	—	102,686,822
Financials	350,628,715	—	—	350,628,715
Health Care	248,091,298	—	—	248,091,298
Industrials	141,956,650	—	—	141,956,650
Information Technology	143,407,628	—	—	143,407,628
Materials	60,788,012	—	—	60,788,012
Real Estate	82,283,074	—	—	82,283,074
Utilities	107,819,727	—	—	107,819,727
Total Common Stocks	1,590,320,904	—	—	1,590,320,904
Convertible Bonds	—	26,676,604	—	26,676,604
Money Market Funds	18,672,136	—	—	18,672,136
Total Investments in Securities	1,608,993,040	26,676,604	—	1,635,669,644
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Annual Report 2020

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,248,793,642)	$1,616,997,508
Affiliated issuers (cost $18,666,054)	18,672,136
Receivable for:
Capital shares sold	212,721
Dividends	3,495,785
Interest	106,424
Prepaid expenses	979
Total assets	1,639,485,553
Liabilities
Payable for:
Capital shares purchased	936,756
Management services fees	853,396
Distribution and/or service fees	294,800
Transfer agent fees	153,270
Compensation of board members	225,464
Other expenses	65,451
Total liabilities	2,529,137
Net assets applicable to outstanding capital stock	$1,636,956,416
Represented by
Paid in capital	1,298,652,541
Total distributable earnings (loss)	338,303,875
Total - representing net assets applicable to outstanding capital stock	$1,636,956,416
Class A
Net assets	$1,429,985,643
Shares outstanding	118,918,518
Net asset value per share	$12.02
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.75
Advisor Class
Net assets	$30,445,778
Shares outstanding	2,533,571
Net asset value per share	$12.02
Class C
Net assets	$18,031,187
Shares outstanding	1,503,907
Net asset value per share	$11.99
Institutional Class
Net assets	$134,233,131
Shares outstanding	11,182,387
Net asset value per share	$12.00
Institutional 2 Class
Net assets	$18,545,883
Shares outstanding	1,542,245
Net asset value per share	$12.03
Institutional 3 Class
Net assets	$3,343,516
Shares outstanding	274,662
Net asset value per share	$12.17
Class R
Net assets	$2,371,278
Shares outstanding	198,686
Net asset value per share	$11.93
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2020	13

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$48,651,672
Dividends — affiliated issuers	498,676
Interest	338,166
Total income	49,488,514
Expenses:
Management services fees	12,117,312
Distribution and/or service fees
Class A	4,062,423
Class C	218,533
Class R	15,798
Transfer agent fees
Class A	1,563,021
Advisor Class	32,253
Class C	21,000
Institutional Class	152,348
Institutional 2 Class	8,064
Institutional 3 Class	689
Class R	3,029
Compensation of board members	27,330
Custodian fees	13,892
Printing and postage fees	114,019
Registration fees	102,599
Audit fees	25,038
Legal fees	26,787
Compensation of chief compliance officer	422
Other	46,273
Total expenses	18,550,830
Expense reduction	(100)
Total net expenses	18,550,730
Net investment income	30,937,784
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,499,939
Investments — affiliated issuers	7,586
Net realized gain	13,507,525
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(20,979,428)
Investments — affiliated issuers	6,082
Net change in unrealized appreciation (depreciation)	(20,973,346)
Net realized and unrealized loss	(7,465,821)
Net increase in net assets resulting from operations	$23,471,963
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$30,937,784	$30,728,282
Net realized gain	13,507,525	94,235,230
Net change in unrealized appreciation (depreciation)	(20,973,346)	(107,727,908)
Net increase in net assets resulting from operations	23,471,963	17,235,604
Distributions to shareholders
Net investment income and net realized gains
Class A	(98,233,617)	(177,014,873)
Advisor Class	(2,123,384)	(3,988,155)
Class C	(1,148,874)	(2,618,821)
Institutional Class	(10,012,314)	(18,120,879)
Institutional 2 Class	(1,216,640)	(1,848,583)
Institutional 3 Class	(236,417)	(317,596)
Class R	(184,679)	(392,719)
Class T	—	(262)
Total distributions to shareholders	(113,155,925)	(204,301,888)
Decrease in net assets from capital stock activity	(135,116,293)	(127,369,635)
Total decrease in net assets	(224,800,255)	(314,435,919)
Net assets at beginning of year	1,861,756,671	2,176,192,590
Net assets at end of year	$1,636,956,416	$1,861,756,671
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2020	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,411,650	44,474,776	4,254,622	58,832,902
Distributions reinvested	7,286,221	97,651,601	14,202,314	175,961,680
Redemptions	(19,862,101)	(256,882,926)	(21,190,976)	(286,158,135)
Net decrease	(9,164,230)	(114,756,549)	(2,734,040)	(51,363,553)
Advisor Class
Subscriptions	464,848	6,070,395	351,137	4,811,765
Distributions reinvested	159,239	2,122,498	321,475	3,987,564
Redemptions	(768,564)	(10,137,787)	(993,676)	(13,287,254)
Net decrease	(144,477)	(1,944,894)	(321,064)	(4,487,925)
Class C
Subscriptions	141,428	1,829,287	172,137	2,290,456
Distributions reinvested	81,500	1,106,656	206,013	2,532,732
Redemptions	(593,199)	(7,745,714)	(2,609,263)	(36,476,485)
Net decrease	(370,271)	(4,809,771)	(2,231,113)	(31,653,297)
Institutional Class
Subscriptions	2,790,603	36,666,374	2,496,651	33,737,204
Distributions reinvested	749,518	9,981,221	1,456,853	18,062,501
Redemptions	(4,965,575)	(63,444,917)	(5,133,107)	(69,431,257)
Net decrease	(1,425,454)	(16,797,322)	(1,179,603)	(17,631,552)
Institutional 2 Class
Subscriptions	556,942	7,243,544	240,229	3,247,070
Distributions reinvested	91,278	1,215,347	147,958	1,848,583
Redemptions	(406,286)	(5,134,776)	(1,881,261)	(26,509,591)
Net increase (decrease)	241,934	3,324,115	(1,493,074)	(21,413,938)
Institutional 3 Class
Subscriptions	149,044	1,992,862	102,339	1,426,579
Distributions reinvested	17,535	236,258	25,233	317,242
Redemptions	(106,209)	(1,328,192)	(144,499)	(1,988,864)
Net increase (decrease)	60,370	900,928	(16,927)	(245,043)
Class R
Subscriptions	39,919	495,252	49,122	681,830
Distributions reinvested	13,786	184,135	30,369	373,123
Redemptions	(139,323)	(1,712,187)	(118,560)	(1,626,980)
Net decrease	(85,618)	(1,032,800)	(39,069)	(572,027)
Class T
Redemptions	—	—	(191)	(2,300)
Net decrease	—	—	(191)	(2,300)
Total net decrease	(10,887,746)	(135,116,293)	(8,015,081)	(127,369,635)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Annual Report 2020

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Columbia Large Cap Value Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$12.66	0.22	(0.05)	0.17	(0.21)	(0.60)	(0.81)
Year Ended 5/31/2019	$14.04	0.20	(0.16)	0.04	(0.19)	(1.23)	(1.42)
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Year Ended 5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Year Ended 5/31/2016	$14.26	0.17	(0.44)	(0.27)	(0.25)	(1.39)	(1.64)
Advisor Class
Year Ended 5/31/2020	$12.66	0.25	(0.05)	0.20	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.03	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.26	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Class C
Year Ended 5/31/2020	$12.62	0.12	(0.05)	0.07	(0.10)	(0.60)	(0.70)
Year Ended 5/31/2019	$13.99	0.10	(0.15)	(0.05)	(0.09)	(1.23)	(1.32)
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Year Ended 5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)	(0.31)
Year Ended 5/31/2016	$14.22	0.07	(0.43)	(0.36)	(0.15)	(1.39)	(1.54)
Institutional Class
Year Ended 5/31/2020	$12.65	0.25	(0.06)	0.19	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.02	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.25	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Institutional 2 Class
Year Ended 5/31/2020	$12.67	0.25	(0.04)	0.21	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.04	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.27	0.21	(0.43)	(0.22)	(0.30)	(1.39)	(1.69)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$12.02	0.73%	1.02%	1.02%(c)	1.64%	15%	$1,429,986
Year Ended 5/31/2019	$12.66	0.62%	1.02%	1.02%(c)	1.49%	23%	$1,621,964
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01%(c)	1.17%	21%	$1,836,324
Year Ended 5/31/2017	$13.92	16.17%	1.03%	1.03%(c)	1.40%	31%	$1,986,051
Year Ended 5/31/2016	$12.35	(1.34%)	1.04%	1.04%(c)	1.31%	43%	$2,159,152
Advisor Class
Year Ended 5/31/2020	$12.02	1.01%	0.77%	0.77%(c)	1.89%	15%	$30,446
Year Ended 5/31/2019	$12.66	0.95%	0.77%	0.77%(c)	1.74%	23%	$33,903
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77%(c)	1.50%	21%	$42,087
Year Ended 5/31/2017	$13.91	16.37%	0.78%	0.78%(c)	1.63%	31%	$9,409
Year Ended 5/31/2016	$12.35	(1.07%)	0.79%	0.79%(c)	1.56%	43%	$7,052
Class C
Year Ended 5/31/2020	$11.99	(0.03%)	1.77%	1.77%(c)	0.89%	15%	$18,031
Year Ended 5/31/2019	$12.62	(0.06%)	1.76%	1.76%(c)	0.74%	23%	$23,646
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76%(c)	0.41%	21%	$57,445
Year Ended 5/31/2017	$13.88	15.28%	1.78%	1.78%(c)	0.64%	31%	$66,229
Year Ended 5/31/2016	$12.32	(2.02%)	1.79%	1.79%(c)	0.56%	43%	$64,809
Institutional Class
Year Ended 5/31/2020	$12.00	0.93%	0.77%	0.77%(c)	1.89%	15%	$134,233
Year Ended 5/31/2019	$12.65	0.96%	0.77%	0.77%(c)	1.74%	23%	$159,448
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76%(c)	1.42%	21%	$193,314
Year Ended 5/31/2017	$13.90	16.38%	0.79%	0.79%(c)	1.52%	31%	$210,649
Year Ended 5/31/2016	$12.34	(1.08%)	0.79%	0.79%(c)	1.57%	43%	$17,788
Institutional 2 Class
Year Ended 5/31/2020	$12.03	1.08%	0.71%	0.71%	1.95%	15%	$18,546
Year Ended 5/31/2019	$12.67	1.02%	0.70%	0.70%	1.82%	23%	$16,474
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
Year Ended 5/31/2017	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
Year Ended 5/31/2016	$12.36	(0.98%)	0.71%	0.71%	1.64%	43%	$31,899
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$12.82	0.26	(0.06)	0.20	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.19	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Year Ended 5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.38	0.22	(0.44)	(0.22)	(0.30)	(1.39)	(1.69)
Class R
Year Ended 5/31/2020	$12.57	0.18	(0.05)	0.13	(0.17)	(0.60)	(0.77)
Year Ended 5/31/2019	$13.95	0.17	(0.16)	0.01	(0.16)	(1.23)	(1.39)
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)
Year Ended 5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)	(0.37)
Year Ended 5/31/2016	$14.18	0.14	(0.43)	(0.29)	(0.22)	(1.39)	(1.61)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$12.17	1.01%	0.69%	0.69%	1.97%	15%	$3,344
Year Ended 5/31/2019	$12.82	1.03%	0.69%	0.69%	1.82%	23%	$2,746
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Year Ended 5/31/2017	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
Year Ended 5/31/2016	$12.47	(0.93%)	0.66%	0.66%	1.68%	43%	$403
Class R
Year Ended 5/31/2020	$11.93	0.45%	1.27%	1.27%(c)	1.38%	15%	$2,371
Year Ended 5/31/2019	$12.57	0.37%	1.27%	1.27%(c)	1.24%	23%	$3,574
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26%(c)	0.91%	21%	$4,510
Year Ended 5/31/2017	$13.83	15.82%	1.28%	1.28%(c)	1.15%	31%	$5,689
Year Ended 5/31/2016	$12.28	(1.52%)	1.29%	1.29%(c)	1.07%	43%	$5,688
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2020	21

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple
22	Columbia Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Large Cap Value Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
May 31, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.65% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
24	Columbia Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.04
Institutional 3 Class	0.02
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Large Cap Value Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
May 31, 2020
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $606,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	382,644
Class C	—	1.00(b)	1,531

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.07%	1.13%
Advisor Class	0.82	0.88
Class C	1.82	1.88
Institutional Class	0.82	0.88
Institutional 2 Class	0.76	0.82
Institutional 3 Class	0.74	0.80
Class R	1.32	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, re-characterization of distributions for investments and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(560,277)	560,277	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
32,476,612	80,679,313	113,155,925	34,054,079	170,247,809	204,301,888
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,366,555	—	—	366,696,084
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,268,973,560	474,120,222	(107,424,138)	366,696,084
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	33,534,738
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Large Cap Value Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
May 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $270,414,431 and $483,865,786, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive
28	Columbia Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2020, affiliated shareholders of record owned 84.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Large Cap Value Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
May 31, 2020
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Large Cap Value Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Value Fund | Annual Report 2020	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$49,029,177
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Large Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Large Cap Value Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
34	Columbia Large Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Large Cap Value Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
36	Columbia Large Cap Value Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Large Cap Value Fund | Annual Report 2020	37

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Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN138_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Seligman Communications and Information Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Seligman Communications and Information Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Communications and Information Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	31.36	15.96	16.18
	Including sales charges		23.82	14.59	15.50
Advisor Class		08/03/09	31.69	16.25	16.36
Class C	Excluding sales charges	05/27/99	30.39	15.09	15.31
	Including sales charges		29.39	15.09	15.31
Institutional Class*		09/27/10	31.70	16.25	16.48
Institutional 2 Class		11/30/01	31.76	16.33	16.59
Institutional 3 Class*		03/01/17	31.81	16.22	16.31
Class R		04/30/03	31.03	15.67	15.89
S&P North American Technology Sector Index			33.10	21.04	19.10
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Seligman Communications and Information Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Communications and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Common Stocks	99.6
Money Market Funds	0.3
Preferred Stocks	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2020)
Communication Services	12.4
Consumer Discretionary	1.0
Financials	0.1
Industrials	1.0
Information Technology	85.2
Real Estate	0.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at May 31, 2020)
Information Technology
Application Software	10.7
Communications Equipment	2.4
Data Processing & Outsourced Services	8.6
Internet Services & Infrastructure	1.4
IT Consulting & Other Services	0.2
Semiconductor Equipment	16.3
Semiconductors	22.2
Systems Software	11.9
Technology Hardware, Storage & Peripherals	11.5
Total	85.2
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Communications and Information Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned 31.36% excluding sales charges. The Fund underperformed its benchmark, the S&P North American Technology Sector Index, which gained 33.10% for the same time period. An overweight in semiconductor stocks aided relative results as the industry rebounded from the prior period. Stock selection in technology hardware storage & peripherals and communication services modestly detracted from relative results.
Technology shone despite global recession
Optimism prevailed at the outset of the 12-month period, even as the pace of world economic growth slowed and trade and tariff issues clouded the outlook. Then, momentum shifted as COVID-19 spread from China and South Korea through Europe, the United States and the rest of the world in February and March 2020. Widespread lockdowns drove a sharp decline in business activity, and a surge in layoffs pushed the global economy into recession.
Central banks responded aggressively, cutting interest rates, restarting quantitative easing and initiating other measures to provide liquidity to financial markets. In the United States, the Federal Reserve reduced the federal funds target rate, a key short-term borrowing rate, essentially to zero. The U.S. government passed two rounds of sweeping legislation to help diminish the impact of lost paychecks and declining business activity, and governments around the world took measures to help soften the economic meltdown.
Against this backdrop, stock markets around the world plunged in the first quarter of 2020. However, as states began to lift lockdown measures in May, the U.S. stock market looked ahead. Late period gains reflected expectations for a swift economic recovery. Technology stocks, in particular, were prime beneficiaries as the sector’s return far outpaced that of the 12.84% return of the S&P 500 Index, a broad measure of U.S. stock performance. Growth stocks sharply outperformed value stocks and large-cap stocks led small- and mid-cap stocks by a wide margin.
Contributors and detractors
Stock selection within semiconductors aided relative results, even though some of the Fund’s leading positions came under considerable pressure during the first quarter of 2020. Lam Research Corp. was the Fund’s top individual performer as robust capital spending on logic, camera sensor and foundry more than offset weakness in memory spending for the period. Shares of Apple, Inc. supplier Synaptics, Inc. rose, benefiting from Apple’s successful launch of iPhone 11 as well as strength from a PC upgrade cycle as companies switched over to Windows 10. Synaptics also appears to have locked up touch sensor design wins in Apple’s 2020 lineup of smartphones. Shares of Inphi Corp. significantly outperformed the broader market, driven by strong earnings results and forward earnings guidance. The COVID-19-heightened demand for bandwidth has played directly into Inphi’s direct, focused exposure to the secular upgrade cycles in the data center telecom infrastructure markets.
In a year of robust returns, there were a few disappointments, particularly within the technology hardware industry. The Fund’s position in Apple was one of the strongest contributors to its gains over the period, as the company benefited from a strong product cycle that included the iPhone 11 and shareholder friendly policies, including stock buybacks and a steady dividend. However, the Fund’s underweight in Apple detracted from relative results for the period. An earnings miss by data storage provider NetApp, Inc. pressured its share price prior to the broader market sell-off in the first quarter of 2020, driven by lower-than-expected enterprise license agreements and continued cautious capital spending on the part of large enterprise customers. Within IT services, a position in DXC Technology Co. detracted from returns as the company struggled with balancing a fast-growing digital IT/app-based services practice with legacy businesses in outsourced data center management and business process optimization, which are in decline. While we did not like the recent fundamental slide at DXC, we believed the share price decline has been far greater than the actual deterioration in the business.
At period’s end
While the COVID-19 situation remained fluid at the end of the period, we do not believe the coronavirus outbreak has the potential to wipe out the long-term transformational technological trends of cloud computing, 5G, electric vehicles, streaming and cyber security for the next few years. We continue to monitor the situation and remain on alert for any significant
Columbia Seligman Communications and Information Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
disconnect between industry valuations and underlying fundamentals, reducing exposure where an abundance of good news is reflected in valuations and adding to areas where we believe valuations exhibit a significant amount of unwarranted pessimism. We remain committed to our time tested and valuation-disciplined investment process.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Seligman Communications and Information Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.70	1,018.80	6.20	6.12	1.22
Advisor Class	1,000.00	1,000.00	1,044.10	1,020.04	4.93	4.87	0.97
Class C	1,000.00	1,000.00	1,039.00	1,015.07	9.99	9.87	1.97
Institutional Class	1,000.00	1,000.00	1,044.10	1,020.04	4.93	4.87	0.97
Institutional 2 Class	1,000.00	1,000.00	1,044.40	1,020.24	4.73	4.67	0.93
Institutional 3 Class	1,000.00	1,000.00	1,044.50	1,020.49	4.47	4.42	0.88
Class R	1,000.00	1,000.00	1,041.60	1,017.55	7.46	7.37	1.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Communications and Information Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 12.4%
Broadcasting 2.0%
Discovery, Inc., Class A(a)	3,964,800	86,234,400
Fox Corp., Class A	1,696,700	49,492,739
Total Broadcasting		135,727,139
Integrated Telecommunication Services 0.7%
AT&T, Inc.	1,089,700	33,628,142
Ooma, Inc.(a)	928,730	11,646,274
Total Integrated Telecommunication Services		45,274,416
Interactive Home Entertainment 2.2%
Activision Blizzard, Inc.	1,779,208	128,067,392
Sciplay Corp., Class A(a),(b)	1,188,933	16,668,841
Total Interactive Home Entertainment		144,736,233
Interactive Media & Services 7.1%
Alphabet, Inc., Class A(a)	187,254	268,432,354
Alphabet, Inc., Class C(a)	141,238	201,817,803
Total Interactive Media & Services		470,250,157
Wireless Telecommunication Services 0.4%
Vodafone Group PLC, ADR	1,707,900	28,197,429
Total Wireless Telecommunication Services		28,197,429
Total Communication Services		824,185,374
Consumer Discretionary 1.0%
Internet & Direct Marketing Retail 1.0%
eBay, Inc.	1,489,324	67,823,815
Total Internet & Direct Marketing Retail		67,823,815
Total Consumer Discretionary		67,823,815
Industrials 1.0%
Electrical Components & Equipment 0.1%
Sensata Technologies Holding(a)	185,300	6,605,945
Total Electrical Components & Equipment		6,605,945
Heavy Electrical Equipment 0.7%
Bloom Energy Corp., Class A(a),(b)	5,478,066	43,988,870
Total Heavy Electrical Equipment		43,988,870
Research & Consulting Services 0.2%
Nielsen Holdings PLC	956,900	13,291,341
Total Research & Consulting Services		13,291,341
Total Industrials		63,886,156
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 84.8%
Application Software 10.7%
Cerence, Inc.(a),(b)	2,647,124	79,175,479
Cornerstone OnDemand, Inc.(a)	620,357	23,976,798
Dropbox, Inc., Class A(a)	5,116,709	115,484,122
Nuance Communications, Inc.(a)	1,308,253	29,932,829
Salesforce.com, Inc.(a)	602,251	105,267,452
Splunk, Inc.(a)	195,463	36,324,844
Synopsys, Inc.(a)	1,602,994	289,997,644
Verint Systems, Inc.(a)	681,387	31,595,915
Total Application Software		711,755,083
Communications Equipment 2.4%
Cisco Systems, Inc.	769,400	36,792,708
CommScope Holding Co., Inc.(a)	1,878,900	19,371,459
F5 Networks, Inc.(a)	298,200	43,215,144
Plantronics, Inc.(b)	2,095,500	27,304,365
Telefonaktiebolaget LM Ericsson, ADR	3,367,300	30,777,122
Total Communications Equipment		157,460,798
Data Processing & Outsourced Services 8.5%
Euronet Worldwide, Inc.(a)	153,790	14,568,527
Fidelity National Information Services, Inc.	734,000	101,901,220
Fiserv, Inc.(a)	683,000	72,923,910
Genpact Ltd.	1,257,863	45,220,175
Global Payments, Inc.	288,489	51,780,890
Pagseguro Digital Ltd., Class A(a)	1,497,394	47,512,312
Visa, Inc., Class A	1,206,300	235,518,012
Total Data Processing & Outsourced Services		569,425,046
Internet Services & Infrastructure 1.3%
GoDaddy, Inc., Class A(a)	1,153,987	89,145,496
Total Internet Services & Infrastructure		89,145,496
IT Consulting & Other Services 0.2%
DXC Technology Co.	1,090,100	15,490,321
Total IT Consulting & Other Services		15,490,321
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Communications and Information Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductor Equipment 16.2%
Advanced Energy Industries, Inc.(a)	1,208,200	80,744,006
Applied Materials, Inc.	3,671,400	206,259,252
Lam Research Corp.	1,761,070	481,952,027
Teradyne, Inc.	4,112,968	275,651,115
Xperi Corp.(b)	2,737,974	37,647,143
Total Semiconductor Equipment		1,082,253,543
Semiconductors 22.1%
Broadcom, Inc.	1,165,001	339,329,841
Infineon Technologies AG	4,052,900	85,425,978
Inphi Corp.(a)	355,251	44,644,393
Intel Corp.	1,121,400	70,569,702
Marvell Technology Group Ltd.(c)	6,975,542	227,542,180
Micron Technology, Inc.(a)	4,376,896	209,697,087
NXP Semiconductors NV	1,116,600	107,305,260
ON Semiconductor Corp.(a)	8,683,088	143,184,121
Rambus, Inc.(a)	920,800	14,309,232
Renesas Electronics Corp.(a)	15,334,500	79,760,265
SMART Global Holdings, Inc.(a)	748,732	20,051,043
Synaptics, Inc.(a),(b)	2,060,953	131,323,925
Total Semiconductors		1,473,143,027
Systems Software 11.9%
Fortinet, Inc.(a)	1,198,860	166,881,312
Microsoft Corp.	1,405,900	257,631,175
NortonLifeLock, Inc.	3,565,775	81,228,354
Oracle Corp.	1,852,300	99,598,171
Palo Alto Networks, Inc.(a)	467,700	110,035,779
SailPoint Technologies Holdings, Inc.(a)	1,224,290	27,950,541
TiVo Corp.(a),(b)	7,967,400	48,521,466
Total Systems Software		791,846,798
Technology Hardware, Storage & Peripherals 11.5%
Apple, Inc.(c)	1,238,100	393,641,514
Dell Technologies, Inc.(a)	921,500	45,743,260
HP, Inc.	2,500,156	37,852,362
NetApp, Inc.	3,128,600	139,347,844
Common Stocks (continued)
Issuer	Shares	Value ($)
Western Digital Corp.(c)	3,301,000	146,465,370
Total Technology Hardware, Storage & Peripherals		763,050,350
Total Information Technology		5,653,570,462
Real Estate 0.3%
Specialized REITs 0.3%
American Tower Corp.	91,100	23,519,287
Total Specialized REITs		23,519,287
Total Real Estate		23,519,287
Total Common Stocks (Cost: $4,019,617,694)		6,632,985,094

Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Financials 0.1%
Consumer Finance 0.1%
CommonBond, Inc.(d),(e),(f)	1.000%	2,159,244	5,311,740
Total Financials			5,311,740
Total Preferred Stocks (Cost: $10,000,000)			5,311,740

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(b),(g)	18,855,846	18,857,731
Total Money Market Funds (Cost: $18,854,882)		18,857,731
Total Investments in Securities (Cost $4,048,472,576)		6,657,154,565
Other Assets & Liabilities, Net		9,628,488
Net Assets		$6,666,783,053

At May 31, 2020, securities and/or cash totaling $90,481,748 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Apple, Inc.	JPMorgan	USD	(32,016,558)	(1,007)	350.00	1/15/2021	(1,354,295)	(1,729,522)
Marvell Technology Group Ltd.	Morgan Stanley	USD	(28,242,396)	(8,658)	35.00	1/15/2021	(882,761)	(2,857,140)
Western Digital Corp.	Morgan Stanley	USD	(19,948,752)	(4,496)	90.00	1/15/2021	(1,669,579)	(80,928)
Total							(3,906,635)	(4,667,590)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Morgan Stanley	USD	(52,332,266)	(16,043)	17.00	01/15/2021	(2,197,222)	(986,645)
Western Digital Corp.	Morgan Stanley	USD	(19,957,626)	(4,498)	40.00	01/15/2021	(1,425,263)	(2,575,105)
Total							(3,622,485)	(3,561,750)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Bloom Energy Corp., Class A‡
	—	28,284,167	(625,440)	16,330,143	43,988,870	(340,778)	—	5,478,066
Cerence, Inc.‡
	—	48,291,310	(4,373,071)	35,257,240	79,175,479	698,454	—	2,647,124
Columbia Short-Term Cash Fund, 0.308%
	46,377,418	1,561,493,121	(1,589,015,657)	2,849	18,857,731	75,254	1,580,264	18,855,846
Electronics for Imaging, Inc.†
	127,915,280	—	(100,164,510)	(27,750,770)	—	28,778,438	—	—
Plantronics, Inc.‡
	—	51,718,898	(1,409,218)	(23,005,315)	27,304,365	(467,359)	446,340	2,095,500
Sciplay Corp., Class A‡
	—	6,366,158	(782,400)	957,570	16,668,841	(257,040)	—	1,188,933
Synaptics, Inc.
	76,690,399	—	(43,109,636)	97,743,162	131,323,925	5,964,043	—	2,060,953
TiVo Corp.‡
	—	19,615,059	(693,504)	(69,626,502)	48,521,466	(265,673)	908,336	7,967,400
Xperi Corp.‡
	—	43,364,693	(809,593)	(17,687,412)	37,647,143	(426,020)	1,855,769	2,737,974
Total				12,220,965	403,487,820	33,759,319	4,790,709

‡	Issuer was not an affiliate at the beginning of period.
†	Issuer was not an affiliate at the end of period.

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Communications and Information Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Notes to Portfolio of Investments  (continued)
(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2020, the total value of these securities amounted to $5,311,740, which represents 0.08% of total net assets.
(e)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such resale. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At May 31, 2020, the total market value of these securities amounted to $5,311,740, which represents 0.08% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
CommonBond, Inc.	03/19/2018	2,159,244	10,000,000	5,311,740

(f)	Valuation based on significant unobservable inputs.
(g)	The rate shown is the seven-day current annualized yield at May 31, 2020.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	824,185,374	—	—	824,185,374
Consumer Discretionary	67,823,815	—	—	67,823,815
Industrials	63,886,156	—	—	63,886,156
Information Technology	5,488,384,219	165,186,243	—	5,653,570,462
Real Estate	23,519,287	—	—	23,519,287
Total Common Stocks	6,467,798,851	165,186,243	—	6,632,985,094
Preferred Stocks
Financials	—	—	5,311,740	5,311,740
Total Preferred Stocks	—	—	5,311,740	5,311,740
Money Market Funds	18,857,731	—	—	18,857,731
Total Investments in Securities	6,486,656,582	165,186,243	5,311,740	6,657,154,565
Investments in Derivatives
Liability
Options Contracts Written	(8,229,340)	—	—	(8,229,340)
Total	6,478,427,242	165,186,243	5,311,740	6,648,925,225
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Communications and Information Fund | Annual Report 2020

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,632,554,872)	$6,253,666,745
Affiliated issuers (cost $415,917,704)	403,487,820
Cash collateral held at broker for:
Options contracts written	10,274,042
Receivable for:
Investments sold	24,999,647
Capital shares sold	3,884,380
Dividends	2,927,947
Foreign tax reclaims	138,173
Prepaid expenses	2,359
Total assets	6,699,381,113
Liabilities
Option contracts written, at value (premiums received $7,529,120)	8,229,340
Payable for:
Investments purchased	13,902,095
Capital shares purchased	3,873,799
Management services fees	4,470,937
Distribution and/or service fees	1,164,985
Transfer agent fees	612,181
Compensation of board members	214,175
Other expenses	130,548
Total liabilities	32,598,060
Net assets applicable to outstanding capital stock	$6,666,783,053
Represented by
Paid in capital	3,652,336,332
Total distributable earnings (loss)	3,014,446,721
Total - representing net assets applicable to outstanding capital stock	$6,666,783,053
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2020	13

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$4,506,827,562
Shares outstanding	56,965,933
Net asset value per share	$79.11
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$83.94
Advisor Class
Net assets	$190,471,321
Shares outstanding	2,495,871
Net asset value per share	$76.31
Class C
Net assets	$339,267,690
Shares outstanding	7,037,405
Net asset value per share	$48.21
Institutional Class
Net assets	$1,292,740,584
Shares outstanding	14,666,806
Net asset value per share	$88.14
Institutional 2 Class
Net assets	$223,964,342
Shares outstanding	2,526,992
Net asset value per share	$88.63
Institutional 3 Class
Net assets	$49,333,193
Shares outstanding	561,946
Net asset value per share	$87.79
Class R
Net assets	$64,178,361
Shares outstanding	865,002
Net asset value per share	$74.19
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Communications and Information Fund | Annual Report 2020

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$107,197,490
Dividends — affiliated issuers	4,790,709
Interfund lending	2,485
Foreign taxes withheld	(438,285)
Total income	111,552,399
Expenses:
Management services fees	54,491,686
Distribution and/or service fees
Class A	10,720,036
Class C	3,419,007
Class R	340,874
Transfer agent fees
Class A	4,339,828
Advisor Class	171,692
Class C	346,421
Institutional Class	1,207,574
Institutional 2 Class	122,672
Institutional 3 Class	3,641
Class R	69,063
Compensation of board members	84,419
Custodian fees	58,733
Printing and postage fees	197,819
Registration fees	153,522
Audit fees	27,302
Legal fees	71,422
Line of credit interest	1,798
Interest on interfund lending	1,212
Compensation of chief compliance officer	1,415
Other	177,759
Total expenses	76,007,895
Expense reduction	(6,192)
Total net expenses	76,001,703
Net investment income	35,550,696
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	608,166,064
Investments — affiliated issuers	33,759,319
Foreign currency translations	(36,169)
Options purchased	(1,243,247)
Options contracts written	1,978,694
Net realized gain	642,624,661
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	984,442,253
Investments — affiliated issuers	12,220,965
Foreign currency translations	(1,850)
Options contracts written	(2,110,711)
Net change in unrealized appreciation (depreciation)	994,550,657
Net realized and unrealized gain	1,637,175,318
Net increase in net assets resulting from operations	$1,672,726,014
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income (loss)	$35,550,696	$(2,297,728)
Net realized gain	642,624,661	640,245,578
Net change in unrealized appreciation (depreciation)	994,550,657	(764,736,071)
Net increase (decrease) in net assets resulting from operations	1,672,726,014	(126,788,221)
Distributions to shareholders
Net investment income and net realized gains
Class A	(491,295,474)	(379,598,242)
Advisor Class	(20,293,806)	(14,436,601)
Class C	(56,916,922)	(54,851,611)
Institutional Class	(126,323,675)	(102,191,939)
Institutional 2 Class	(22,823,937)	(15,674,603)
Institutional 3 Class	(4,256,818)	(2,437,793)
Class R	(8,122,682)	(6,860,369)
Class T	—	(1,215)
Total distributions to shareholders	(730,033,314)	(576,052,373)
Increase (decrease) in net assets from capital stock activity	171,158,582	(97,762,101)
Total increase (decrease) in net assets	1,113,851,282	(800,602,695)
Net assets at beginning of year	5,552,931,771	6,353,534,466
Net assets at end of year	$6,666,783,053	$5,552,931,771
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Communications and Information Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,631,048	271,430,454	9,186,048	687,437,708
Distributions reinvested	5,938,144	448,804,890	5,745,352	344,778,588
Redemptions	(8,277,755)	(618,677,428)	(8,337,297)	(585,941,907)
Net increase	1,291,437	101,557,916	6,594,103	446,274,389
Advisor Class
Subscriptions	809,934	58,706,500	657,377	44,560,420
Distributions reinvested	228,721	16,655,474	210,594	12,222,892
Redemptions	(733,438)	(53,849,086)	(746,474)	(51,442,731)
Net increase	305,217	21,512,888	121,497	5,340,581
Class C
Subscriptions	1,100,297	51,642,303	908,081	42,969,141
Distributions reinvested	1,136,454	52,526,908	1,280,699	50,241,828
Redemptions	(3,043,620)	(141,478,408)	(12,417,758)	(637,183,057)
Net decrease	(806,869)	(37,309,197)	(10,228,978)	(543,972,088)
Institutional Class
Subscriptions	3,050,121	253,586,434	3,323,276	262,536,809
Distributions reinvested	1,259,517	105,925,376	1,291,079	85,224,118
Redemptions	(3,496,339)	(287,226,991)	(5,179,484)	(388,359,209)
Net increase (decrease)	813,299	72,284,819	(565,129)	(40,598,282)
Institutional 2 Class
Subscriptions	851,764	72,125,615	778,135	61,825,185
Distributions reinvested	268,233	22,679,076	230,220	15,268,176
Redemptions	(980,532)	(82,057,697)	(689,286)	(53,928,767)
Net increase	139,465	12,746,994	319,069	23,164,594
Institutional 3 Class
Subscriptions	266,307	22,545,796	214,478	16,927,608
Distributions reinvested	49,874	4,175,976	36,910	2,426,111
Redemptions	(186,942)	(15,598,053)	(59,485)	(4,592,578)
Net increase	129,239	11,123,719	191,903	14,761,141
Class R
Subscriptions	297,966	21,165,558	221,306	14,963,546
Distributions reinvested	105,728	7,503,529	106,029	6,017,120
Redemptions	(555,826)	(39,427,644)	(350,743)	(23,698,174)
Net decrease	(152,132)	(10,758,557)	(23,408)	(2,717,508)
Class T
Distributions reinvested	—	—	16	948
Redemptions	—	—	(245)	(15,876)
Net decrease	—	—	(229)	(14,928)
Total net increase (decrease)	1,719,656	171,158,582	(3,591,172)	(97,762,101)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$67.52	0.41(c)	20.34	20.75	(9.16)	(9.16)
Year Ended 5/31/2019	$76.76	(0.03)	(2.02)	(2.05)	(7.19)	(7.19)
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	(7.89)	(7.89)
Year Ended 5/31/2017	$55.64	(0.27)	22.39	22.12	(4.80)	(4.80)
Year Ended 5/31/2016	$62.95	(0.27)	(1.11)	(1.38)	(5.93)	(5.93)
Advisor Class
Year Ended 5/31/2020	$65.38	0.58(c)	19.69	20.27	(9.34)	(9.34)
Year Ended 5/31/2019	$74.50	0.14	(2.00)	(1.86)	(7.26)	(7.26)
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	(8.06)	(8.06)
Year Ended 5/31/2017	$54.25	(0.10)	21.80	21.70	(4.94)	(4.94)
Year Ended 5/31/2016	$61.52	(0.13)	(1.07)	(1.20)	(6.07)	(6.07)
Class C
Year Ended 5/31/2020	$43.98	(0.10)(c)	13.09	12.99	(8.76)	(8.76)
Year Ended 5/31/2019	$52.96	(0.37)	(1.65)	(2.02)	(6.96)	(6.96)
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	(7.38)	(7.38)
Year Ended 5/31/2017	$41.15	(0.54)	16.28	15.74	(4.40)	(4.40)
Year Ended 5/31/2016	$48.05	(0.52)	(0.87)	(1.39)	(5.51)	(5.51)
Institutional Class
Year Ended 5/31/2020	$74.36	0.67(c)	22.45	23.12	(9.34)	(9.34)
Year Ended 5/31/2019	$83.59	0.16	(2.13)	(1.97)	(7.26)	(7.26)
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	(8.06)	(8.06)
Year Ended 5/31/2017	$59.72	(0.13)	24.12	23.99	(4.94)	(4.94)
Year Ended 5/31/2016	$67.09	(0.14)	(1.16)	(1.30)	(6.07)	(6.07)
Institutional 2 Class
Year Ended 5/31/2020	$74.73	0.71(c)	22.57	23.28	(9.38)	(9.38)
Year Ended 5/31/2019	$83.94	0.20	(2.13)	(1.93)	(7.28)	(7.28)
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	(8.10)	(8.10)
Year Ended 5/31/2017	$59.94	(0.07)	24.20	24.13	(5.00)	(5.00)
Year Ended 5/31/2016	$67.31	(0.05)	(1.18)	(1.23)	(6.14)	(6.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Communications and Information Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$79.11	31.36%	1.23%(d),(e)	1.23%(d),(e),(f)	0.54%	37%	$4,506,828
Year Ended 5/31/2019	$67.52	(1.50%)	1.25%(d)	1.24%(d),(f)	(0.05%)	37%	$3,759,214
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24%(f)	(0.39%)	39%	$3,767,260
Year Ended 5/31/2017	$72.96	41.72%	1.29%	1.29%(f)	(0.43%)	54%	$3,465,647
Year Ended 5/31/2016	$55.64	(2.15%)	1.35%(e)	1.35%(e),(f)	(0.48%)	48%	$2,668,756
Advisor Class
Year Ended 5/31/2020	$76.31	31.69%	0.98%(d),(e)	0.98%(d),(e),(f)	0.79%	37%	$190,471
Year Ended 5/31/2019	$65.38	(1.26%)	0.99%(d)	0.99%(d),(f)	0.21%	37%	$143,228
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99%(f)	(0.14%)	39%	$154,144
Year Ended 5/31/2017	$71.01	42.07%	1.03%	1.03%(f)	(0.17%)	54%	$82,405
Year Ended 5/31/2016	$54.25	(1.91%)	1.10%(e)	1.10%(e),(f)	(0.23%)	48%	$26,328
Class C
Year Ended 5/31/2020	$48.21	30.39%	1.98%(d),(e)	1.98%(d),(e),(f)	(0.22%)	37%	$339,268
Year Ended 5/31/2019	$43.98	(2.23%)	1.99%(d)	1.99%(d),(f)	(0.75%)	37%	$344,977
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99%(f)	(1.14%)	39%	$957,190
Year Ended 5/31/2017	$52.49	40.64%	2.04%	2.04%(f)	(1.18%)	54%	$890,068
Year Ended 5/31/2016	$41.15	(2.88%)	2.10%(e)	2.10%(e),(f)	(1.23%)	48%	$747,911
Institutional Class
Year Ended 5/31/2020	$88.14	31.70%	0.98%(d),(e)	0.98%(d),(e),(f)	0.80%	37%	$1,292,741
Year Ended 5/31/2019	$74.36	(1.25%)	0.99%(d)	0.99%(d),(f)	0.21%	37%	$1,030,165
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99%(f)	(0.14%)	39%	$1,205,243
Year Ended 5/31/2017	$78.77	42.05%	1.04%	1.04%(f)	(0.19%)	54%	$882,557
Year Ended 5/31/2016	$59.72	(1.89%)	1.10%(e)	1.10%(e),(f)	(0.23%)	48%	$347,029
Institutional 2 Class
Year Ended 5/31/2020	$88.63	31.76%	0.94%(d),(e)	0.94%(d),(e)	0.83%	37%	$223,964
Year Ended 5/31/2019	$74.73	(1.20%)	0.95%(d)	0.95%(d)	0.25%	37%	$178,417
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
Year Ended 5/31/2017	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
Year Ended 5/31/2016	$59.94	(1.76%)	0.98%(e)	0.98%(e)	(0.09%)	48%	$115,399
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$74.09	0.78(c)	22.33	23.11	(9.41)	(9.41)
Year Ended 5/31/2019	$83.26	0.24	(2.12)	(1.88)	(7.29)	(7.29)
Year Ended 5/31/2018	$78.48	(0.00)(g)	12.90	12.90	(8.12)	(8.12)
Year Ended 5/31/2017(h)	$71.02	(0.02)	7.48	7.46	—	—
Class R
Year Ended 5/31/2020	$63.78	0.19(c)	19.20	19.39	(8.98)	(8.98)
Year Ended 5/31/2019	$73.05	(0.20)	(1.96)	(2.16)	(7.11)	(7.11)
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	(7.72)	(7.72)
Year Ended 5/31/2017	$53.42	(0.41)	21.45	21.04	(4.67)	(4.67)
Year Ended 5/31/2016	$60.68	(0.40)	(1.07)	(1.47)	(5.79)	(5.79)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2020	$0.52	$0.50	$0.32	$0.58	$0.58	$0.58	$0.49

(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Communications and Information Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$87.79	31.81%	0.89%(d),(e)	0.89%(d),(e)	0.93%	37%	$49,333
Year Ended 5/31/2019	$74.09	(1.14%)	0.90%(d)	0.90%(d)	0.31%	37%	$32,058
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%)(g)	39%	$20,050
Year Ended 5/31/2017(h)	$78.48	10.51%	0.92%(i)	0.92%(i)	(0.04%)(i)	54%	$222
Class R
Year Ended 5/31/2020	$74.19	31.03%	1.48%(d),(e)	1.48%(d),(e),(f)	0.27%	37%	$64,178
Year Ended 5/31/2019	$63.78	(1.75%)	1.49%(d)	1.49%(d),(f)	(0.29%)	37%	$64,874
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49%(f)	(0.64%)	39%	$76,007
Year Ended 5/31/2017	$69.79	41.36%	1.54%	1.54%(f)	(0.68%)	54%	$71,811
Year Ended 5/31/2016	$53.42	(2.39%)	1.60%(e)	1.60%(e),(f)	(0.73%)	48%	$48,905
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2020	21

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Seligman Communications and Information Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Seligman Communications and Information Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
May 31, 2020
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
24	Columbia Seligman Communications and Information Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2020:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	8,229,340
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	1,978,694	(1,243,247)	735,447

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(2,110,711)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2020:
Derivative instrument	Average value ($)*
Options contracts — written	(6,025,469)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2020.
Columbia Seligman Communications and Information Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
May 31, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2020:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Liabilities
Options contracts written	1,729,522	6,499,818	8,229,340
Total financial and derivative net assets	(1,729,522)	(6,499,818)	(8,229,340)
Total collateral received (pledged) (a)	(1,729,522)	(6,499,818)	(8,229,340)
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	Columbia Seligman Communications and Information Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.865% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Seligman Communications and Information Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
May 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $6,192.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
28	Columbia Seligman Communications and Information Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $15,733,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	2,295,854
Class C	—	1.00(b)	25,405

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.33%	1.49%
Advisor Class	1.08	1.24
Class C	2.08	2.24
Institutional Class	1.08	1.24
Institutional 2 Class	1.04	1.19
Institutional 3 Class	0.99	1.14
Class R	1.58	1.74
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Seligman Communications and Information Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
May 31, 2020
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(36,168)	36,168	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
32,719,905	697,313,409	730,033,314	76,054,233	499,998,140	576,052,373
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
91,363,930	329,478,160	—	2,593,816,811
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,062,637,534	2,945,533,950	(351,717,139)	2,593,816,811
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,308,762,184 and $2,797,494,094, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
30	Columbia Seligman Communications and Information Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	4,370,000	1.01	10
Lender	13,900,000	2.14	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended May 31, 2020, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
4,814,286	1.86	7
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at May 31, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors
Columbia Seligman Communications and Information Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
May 31, 2020
including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
32	Columbia Seligman Communications and Information Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Shareholder concentration risk
At May 31, 2020, one unaffiliated shareholder of record owned 10.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Seligman Communications and Information Fund | Annual Report 2020	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Seligman Communications and Information Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Communications and Information Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Seligman Communications and Information Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	99.80%	$609,119,831
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Seligman Communications and Information Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Seligman Communications and Information Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
Columbia Seligman Communications and Information Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
38	Columbia Seligman Communications and Information Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
Columbia Seligman Communications and Information Fund | Annual Report 2020	39

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
40	Columbia Seligman Communications and Information Fund | Annual Report 2020

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Columbia Seligman Communications and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN219_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Dividend Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Dividend Opportunity Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	-0.90	4.77	10.02
	Including sales charges		-6.62	3.55	9.38
Advisor Class*		11/08/12	-0.74	4.99	10.22
Class C	Excluding sales charges	06/26/00	-1.67	3.96	9.18
	Including sales charges		-2.54	3.96	9.18
Institutional Class*		09/27/10	-0.63	5.01	10.29
Institutional 2 Class		08/01/08	-0.69	5.07	10.41
Institutional 3 Class*		11/08/12	-0.63	5.15	10.33
Class R		08/01/08	-1.19	4.48	9.74
MSCI USA High Dividend Yield Index (Net)			2.91	7.22	11.52
Russell 1000 Value Index			-1.64	4.36	9.85
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Dividend Opportunity Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Common Stocks	87.5
Convertible Bonds	0.8
Convertible Preferred Stocks	8.8
Money Market Funds	2.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2020)
Communication Services	8.4
Consumer Discretionary	4.6
Consumer Staples	12.2
Energy	8.6
Financials	11.6
Health Care	19.4
Industrials	6.1
Information Technology	12.4
Materials	2.7
Real Estate	4.9
Utilities	9.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Opportunity Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned -0.90% excluding sales charges. During the same time period, the Fund underperformed the MSCI USA High Dividend Yield Index (Net), which returned 2.91%, but outperformed the Russell 1000 Value Index, which returned -1.64%. The Fund held up relatively well during the market downdraft of early 2020. However, it lost ground in the late-period recovery because it did not own some of the lower yielding, higher quality stocks that were market leaders. Overweights in energy and financials also weighed on relative return.
Global economies faltered as COVID-19 spread
Robust consumer spending, a pickup in the housing market and solid industrial production kept the U.S. growth engine moving as the period began midway through 2019. However, weakened manufacturing activity weighed on the pace of economic growth, and trade wars continued to create uncertainty about economic prospects.
Yet, tensions with China eased a bit at the end of 2019 as certain import taxes were reduced and new tariffs were averted. As a result, optimism prevailed at the outset of 2020. Then, momentum shifted as COVID-19 spread from China and South Korea through Europe, the United States and the rest of the world in February and March 2020. Widespread lockdowns drove a decline in business activity and a surge in layoffs pushed the global economy into recession.
Central banks responded aggressively, cutting interest rates, restarting quantitative easing and initiating other measures to provide liquidity to financial markets. In the United States, the Federal Reserve reduced the federal funds target rate, a key short-term borrowing rate, essentially to zero. The U.S. government passed two rounds of sweeping legislation to help diminish the impact of lost paychecks and declining business activity, with the possibility of more to come.
In May 2020, as states began to lift lockdown measures, the U.S. stock market looked ahead. Late period gains reflected expectations for a swift economic recovery. Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock performance, returned 12.84% for the 12-month period ended May 31, 2020, gaining back much of what it had lost in March. Growth stocks sharply outperformed value stocks and large-cap stocks led small- and mid-cap stocks by a wide margin. Convertible securities outperformed both U.S. stocks and bonds, returning 15.20%, as measured by the ICE BofA All Convertibles All Qualities Index. Investment-grade bonds gained 9.42%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.
Contributors and detractors
In the health care sector, a position in Gilead Sciences, Inc., which is working on a drug to minimize the impact of COVID-19 aided results. Also in health care, AbbVie, Inc. and Eli Lilly and Co., did well. AbbVie managed to fend off anti-trust action against Humira, its premier rheumatoid arthritis drug, and reported good news on other major products in its pipeline. Eli Lilly, which is not in the benchmark, is working on a COVID-19 antibody treatment. The Fund had no exposure to either The Boeing Company, in the industrials sector, or Exxon Mobil Corporation, in the energy sector, which aided relative returns. In the consumer staples sector, positions in General Mills, Inc. and ConAgra Foods, Inc. did well, aided by stay-at-home orders across the country. We sold the Fund’s position in ConAgra, taking profits.
These positive results were somewhat offset by relatively weaker results in financials and energy. Out-of-benchmark positions in Wells Fargo & Co. and Citigroup, Inc. weighed on relative returns. We sold the Fund’s positions in Wells Fargo and Citigroup by the close of the reporting period. Within energy, which was a poor performer overall, the Fund’s overweight was a drag on relative performance. An out-of-benchmark position in BP PLC (British Petroleum) was a detracted from results.
At period’s end
Despite a lackluster period, we are pleased that the Fund held up well against its value benchmark. The Fund aims to offer an attractive dividend yield to investors as a defensive choice for uncertain times as well as balance for a long-term portfolio.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. See the Fund’s prospectus for more information on these and other risks.
Columbia Dividend Opportunity Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Opportunity Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	900.40	1,019.89	4.73	5.02	1.00
Advisor Class	1,000.00	1,000.00	900.60	1,021.13	3.54	3.77	0.75
Class C	1,000.00	1,000.00	895.60	1,016.16	8.25	8.77	1.75
Institutional Class	1,000.00	1,000.00	901.20	1,021.13	3.55	3.77	0.75
Institutional 2 Class	1,000.00	1,000.00	900.70	1,021.38	3.31	3.52	0.70
Institutional 3 Class	1,000.00	1,000.00	901.40	1,021.63	3.07	3.27	0.65
Class R	1,000.00	1,000.00	897.90	1,018.65	5.90	6.27	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Dividend Opportunity Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 87.0%
Issuer	Shares	Value ($)
Communication Services 8.0%
Diversified Telecommunication Services 7.5%
AT&T, Inc.	1,875,000	57,862,500
BCE, Inc.	550,000	22,808,500
Verizon Communications, Inc.	1,475,000	84,635,500
Total		165,306,500
Media 0.5%
Comcast Corp., Class A	285,000	11,286,000
Total Communication Services		176,592,500
Consumer Discretionary 4.4%
Automobiles 0.5%
General Motors Co.	400,000	10,352,000
Hotels, Restaurants & Leisure 1.1%
Extended Stay America, Inc.	925,000	10,637,500
Las Vegas Sands Corp.	275,000	13,183,500
Total		23,821,000
Household Durables 0.5%
Newell Brands, Inc.	800,000	10,520,000
Multiline Retail 1.3%
Target Corp.	235,000	28,747,550
Specialty Retail 1.0%
Home Depot, Inc. (The)	90,000	22,363,200
Total Consumer Discretionary		95,803,750
Consumer Staples 11.7%
Beverages 4.4%
Coca-Cola Co. (The)	840,000	39,211,200
PepsiCo, Inc.	440,000	57,882,000
Total		97,093,200
Food Products 1.6%
General Mills, Inc.	375,000	23,640,000
JM Smucker Co. (The)	95,000	10,823,350
Total		34,463,350
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 2.8%
Kimberly-Clark Corp.	165,000	23,337,600
Procter & Gamble Co. (The)	320,000	37,094,400
Total		60,432,000
Tobacco 2.9%
Altria Group, Inc.	575,000	22,453,750
Philip Morris International, Inc.	575,000	42,182,000
Total		64,635,750
Total Consumer Staples		256,624,300
Energy 8.3%
Oil, Gas & Consumable Fuels 8.3%
BP PLC, ADR	1,800,000	41,652,000
Chevron Corp.	815,000	74,735,500
ConocoPhillips Co.	340,000	14,341,200
Valero Energy Corp.	325,000	21,658,000
Williams Companies, Inc. (The)	1,425,000	29,112,750
Total		181,499,450
Total Energy		181,499,450
Financials 11.1%
Banks 7.2%
JPMorgan Chase & Co.	1,025,000	99,742,750
KeyCorp	1,475,000	17,478,750
PNC Financial Services Group, Inc. (The)	210,000	23,948,400
Truist Financial Corp.	475,000	17,470,500
Total		158,640,400
Capital Markets 1.9%
Ares Capital Corp.	725,000	10,693,750
BlackRock, Inc.	12,679	6,702,626
Morgan Stanley	540,000	23,868,000
Total		41,264,376
Insurance 2.0%
MetLife, Inc.	625,000	22,506,250
Principal Financial Group, Inc.	525,000	20,275,500
Total		42,781,750
Total Financials		242,686,526
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 16.5%
Biotechnology 5.4%
AbbVie, Inc.	700,000	64,869,000
Amgen, Inc.	175,000	40,197,500
Gilead Sciences, Inc.	175,000	13,620,250
Total		118,686,750
Pharmaceuticals 11.1%
Bristol-Myers Squibb Co.	610,000	36,429,200
Eli Lilly and Co.	205,000	31,354,750
Johnson & Johnson	725,000	107,843,750
Merck & Co., Inc.	400,000	32,288,000
Pfizer, Inc.	900,000	34,371,000
Total		242,286,700
Total Health Care		360,973,450
Industrials 5.3%
Aerospace & Defense 0.8%
Lockheed Martin Corp.	47,500	18,450,900
Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	275,000	27,420,250
Electrical Equipment 0.8%
Eaton Corp. PLC	205,000	17,404,500
Machinery 1.3%
Caterpillar, Inc.	235,000	28,230,550
Road & Rail 1.2%
Union Pacific Corp.	150,000	25,479,000
Total Industrials		116,985,200
Information Technology 11.9%
Communications Equipment 3.3%
Cisco Systems, Inc.	1,500,000	71,730,000
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	725,000	16,522,750
IT Services 2.2%
International Business Machines Corp.	385,000	48,086,500
Semiconductors & Semiconductor Equipment 4.1%
Broadcom, Inc.	200,000	58,254,000
Texas Instruments, Inc.	275,000	32,653,500
Total		90,907,500
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.0%
NortonLifeLock, Inc.	1,000,000	22,780,000
Technology Hardware, Storage & Peripherals 0.5%
Seagate Technology PLC	205,000	10,873,200
Total Information Technology		260,899,950
Materials 2.5%
Chemicals 1.9%
Dow, Inc.	550,000	21,230,000
Nutrien Ltd.	625,000	21,250,000
Total		42,480,000
Metals & Mining 0.6%
Steel Dynamics, Inc.	500,000	13,280,000
Total Materials		55,760,000
Real Estate 3.7%
Equity Real Estate Investment Trusts (REITS) 3.7%
Alexandria Real Estate Equities, Inc.	100,000	15,372,000
Duke Realty Corp.	675,000	23,274,000
Highwoods Properties, Inc.	325,000	12,437,750
Life Storage, Inc.	110,000	10,722,800
Medical Properties Trust, Inc.	1,050,000	18,984,000
Total		80,790,550
Total Real Estate		80,790,550
Utilities 3.6%
Electric Utilities 2.0%
American Electric Power Co., Inc.	80,000	6,820,000
Edison International	270,000	15,689,700
FirstEnergy Corp.	515,000	21,763,900
Total		44,273,600
Multi-Utilities 1.6%
Ameren Corp.	275,000	20,550,750
NiSource, Inc.	625,000	14,893,750
Total		35,444,500
Total Utilities		79,718,100
Total Common Stocks (Cost $1,770,577,657)		1,908,333,776

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.8%
AXA SA(a)
05/15/2021	7.250%	19,500,000	18,122,110
Total Convertible Bonds (Cost $19,310,168)			18,122,110

Convertible Preferred Stocks 8.8%
Issuer		Shares	Value ($)
Health Care 2.2%
Health Care Equipment & Supplies 2.2%
Becton Dickinson and Co.	6.000%	425,000	21,993,750
Boston Scientific Corp.	5.500%	23,860	2,606,705
Danaher Corp.	4.750%	14,300	16,950,934
Danaher Corp.	5.000%	5,289	5,414,561
Total			46,965,950
Total Health Care			46,965,950
Industrials 0.5%
Machinery 0.5%
Stanley Black & Decker, Inc.	5.250%	140,000	11,485,040
Total Industrials			11,485,040
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
Crown Castle International Corp.	6.875%	15,000	22,758,000
Total Real Estate			22,758,000
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 5.1%
Electric Utilities 2.1%
American Electric Power Co., Inc.	6.125%	555,000	29,015,400
NextEra Energy, Inc.	5.279%	390,000	17,477,004
Total			46,492,404
Multi-Utilities 2.3%
Dominion Energy, Inc.	7.250%	165,000	17,044,500
DTE Energy Co.	6.250%	775,000	32,979,350
Total			50,023,850
Water Utilities 0.7%
Essential Utilities, Inc.	6.000%	250,000	14,401,600
Total Utilities			110,917,854
Total Convertible Preferred Stocks (Cost $180,817,274)			192,126,844

Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(b),(c)	63,360,308	63,366,644
Total Money Market Funds (Cost $63,359,761)		63,366,644
Total Investments in Securities (Cost: $2,034,064,860)		2,181,949,374
Other Assets & Liabilities, Net		10,007,719
Net Assets		2,191,957,093

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2020, the total value of these securities amounted to $18,122,110, which represents 0.83% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	8,888,343	752,925,199	(698,453,781)	6,883	63,366,644	(23,556)	495,364	63,360,308
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	176,592,500	—	—	176,592,500
Consumer Discretionary	95,803,750	—	—	95,803,750
Consumer Staples	256,624,300	—	—	256,624,300
Energy	181,499,450	—	—	181,499,450
Financials	242,686,526	—	—	242,686,526
Health Care	360,973,450	—	—	360,973,450
Industrials	116,985,200	—	—	116,985,200
Information Technology	260,899,950	—	—	260,899,950
Materials	55,760,000	—	—	55,760,000
Real Estate	80,790,550	—	—	80,790,550
Utilities	79,718,100	—	—	79,718,100
Total Common Stocks	1,908,333,776	—	—	1,908,333,776
Convertible Bonds	—	18,122,110	—	18,122,110
Convertible Preferred Stocks
Health Care	—	46,965,950	—	46,965,950
Industrials	—	11,485,040	—	11,485,040
Real Estate	—	22,758,000	—	22,758,000
Utilities	—	110,917,854	—	110,917,854
Total Convertible Preferred Stocks	—	192,126,844	—	192,126,844
Money Market Funds	63,366,644	—	—	63,366,644
Total Investments in Securities	1,971,700,420	210,248,954	—	2,181,949,374
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Annual Report 2020

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,970,705,099)	$2,118,582,730
Affiliated issuers (cost $63,359,761)	63,366,644
Receivable for:
Investments sold	2,972,225
Capital shares sold	900,536
Dividends	8,905,131
Interest	58,906
Foreign tax reclaims	1,899,212
Prepaid expenses	1,270
Total assets	2,196,686,654
Liabilities
Due to custodian	37,412
Payable for:
Capital shares purchased	2,713,426
Management services fees	1,110,375
Distribution and/or service fees	376,997
Transfer agent fees	199,856
Compensation of board members	216,874
Other expenses	74,621
Total liabilities	4,729,561
Net assets applicable to outstanding capital stock	$2,191,957,093
Represented by
Paid in capital	2,010,580,858
Total distributable earnings (loss)	181,376,235
Total - representing net assets applicable to outstanding capital stock	$2,191,957,093
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2020	13

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$1,179,625,192
Shares outstanding	153,292,950
Net asset value per share	$7.70
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.17
Advisor Class
Net assets	$79,477,369
Shares outstanding	10,095,299
Net asset value per share	$7.87
Class C
Net assets	$163,438,782
Shares outstanding	21,840,684
Net asset value per share	$7.48
Institutional Class
Net assets	$510,928,459
Shares outstanding	66,022,303
Net asset value per share	$7.74
Institutional 2 Class
Net assets	$112,602,134
Shares outstanding	14,510,310
Net asset value per share	$7.76
Institutional 3 Class
Net assets	$112,369,532
Shares outstanding	14,227,679
Net asset value per share	$7.90
Class R
Net assets	$33,515,625
Shares outstanding	4,358,034
Net asset value per share	$7.69
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Annual Report 2020

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$112,649,713
Dividends — affiliated issuers	495,364
Interest	1,062,178
Interfund lending	449
Foreign taxes withheld	(607,164)
Total income	113,600,540
Expenses:
Management services fees	16,104,550
Distribution and/or service fees
Class A	3,440,112
Class C	1,978,538
Class R	190,560
Transfer agent fees
Class A	1,343,383
Advisor Class	80,826
Class C	193,111
Institutional Class	615,866
Institutional 2 Class	71,170
Institutional 3 Class	9,821
Class R	37,214
Compensation of board members	37,989
Custodian fees	22,367
Printing and postage fees	118,707
Registration fees	120,757
Audit fees	69,314
Legal fees	33,818
Compensation of chief compliance officer	571
Other	97,619
Total expenses	24,566,293
Fees waived by transfer agent
Institutional 2 Class	(11,850)
Institutional 3 Class	(9,821)
Expense reduction	(60)
Total net expenses	24,544,562
Net investment income	89,055,978
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	63,002,741
Investments — affiliated issuers	(23,556)
Foreign currency translations	1,478
Net realized gain	62,980,663
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(159,897,853)
Investments — affiliated issuers	6,883
Foreign currency translations	4,268
Net change in unrealized appreciation (depreciation)	(159,886,702)
Net realized and unrealized loss	(96,906,039)
Net decrease in net assets resulting from operations	$(7,850,061)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$89,055,978	$85,847,976
Net realized gain	62,980,663	301,851,195
Net change in unrealized appreciation (depreciation)	(159,886,702)	(284,766,618)
Net increase (decrease) in net assets resulting from operations	(7,850,061)	102,932,553
Distributions to shareholders
Net investment income and net realized gains
Class A	(171,860,076)	(169,010,822)
Advisor Class	(10,333,193)	(10,936,770)
Class C	(23,821,036)	(27,104,430)
Institutional Class	(81,497,791)	(80,777,864)
Institutional 2 Class	(15,182,326)	(14,053,110)
Institutional 3 Class	(14,863,758)	(13,011,735)
Class R	(4,701,033)	(4,388,851)
Class T	—	(3,509)
Total distributions to shareholders	(322,259,213)	(319,287,091)
Decrease in net assets from capital stock activity	(119,529,118)	(333,314,943)
Total decrease in net assets	(449,638,392)	(549,669,481)
Net assets at beginning of year	2,641,595,485	3,191,264,966
Net assets at end of year	$2,191,957,093	$2,641,595,485
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,802,350	66,930,889	9,368,558	86,961,440
Distributions reinvested	19,759,989	169,092,563	18,931,650	166,586,143
Redemptions	(35,960,024)	(305,077,157)	(35,258,539)	(326,591,288)
Net decrease	(8,397,685)	(69,053,705)	(6,958,331)	(73,043,705)
Advisor Class
Subscriptions	3,482,037	29,732,263	2,395,660	22,856,582
Distributions reinvested	1,177,676	10,291,375	1,201,049	10,797,301
Redemptions	(3,741,314)	(32,320,096)	(6,176,773)	(58,042,475)
Net increase (decrease)	918,399	7,703,542	(2,580,064)	(24,388,592)
Class C
Subscriptions	1,685,170	13,944,963	1,703,248	15,001,353
Distributions reinvested	2,697,461	22,585,747	2,994,713	25,663,462
Redemptions	(8,078,541)	(67,609,954)	(12,640,670)	(114,572,382)
Net decrease	(3,695,910)	(31,079,244)	(7,942,709)	(73,907,567)
Institutional Class
Subscriptions	16,566,653	144,160,297	16,518,309	152,969,856
Distributions reinvested	8,769,377	75,480,127	8,450,182	74,815,958
Redemptions	(32,463,216)	(273,365,141)	(36,761,216)	(341,817,113)
Net decrease	(7,127,186)	(53,724,717)	(11,792,725)	(114,031,299)
Institutional 2 Class
Subscriptions	3,898,013	32,575,307	7,303,314	67,850,971
Distributions reinvested	1,547,536	13,324,246	1,458,427	12,940,758
Redemptions	(4,106,417)	(35,308,104)	(12,270,471)	(116,156,908)
Net increase (decrease)	1,339,132	10,591,449	(3,508,730)	(35,365,179)
Institutional 3 Class
Subscriptions	3,356,140	30,374,555	1,807,211	17,254,065
Distributions reinvested	1,577,144	13,797,423	1,445,228	13,011,735
Redemptions	(3,234,731)	(28,524,625)	(4,270,778)	(40,422,063)
Net increase (decrease)	1,698,553	15,647,353	(1,018,339)	(10,156,263)
Class R
Subscriptions	789,761	6,843,192	594,474	5,459,829
Distributions reinvested	535,634	4,584,770	465,206	4,089,081
Redemptions	(1,295,951)	(11,041,758)	(1,277,073)	(11,929,084)
Net increase (decrease)	29,444	386,204	(217,393)	(2,380,174)
Class T
Distributions reinvested	—	—	369	3,262
Redemptions	—	—	(5,110)	(45,426)
Net decrease	—	—	(4,741)	(42,164)
Total net decrease	(15,235,253)	(119,529,118)	(34,023,032)	(333,314,943)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$8.81	0.30	(0.29)	—	0.01	(0.28)	(0.84)	(1.12)
Year Ended 5/31/2019	$9.56	0.27	0.04	—	0.31	(0.31)	(0.75)	(1.06)
Year Ended 5/31/2018	$9.92	0.35	0.43	—	0.78	(0.36)	(0.78)	(1.14)
Year Ended 5/31/2017	$9.23	0.32	0.74	0.00(e)	1.06	(0.37)	—	(0.37)
Year Ended 5/31/2016	$9.58	0.32	(0.16)	—	0.16	(0.32)	(0.19)	(0.51)
Advisor Class
Year Ended 5/31/2020	$8.99	0.33	(0.31)	—	0.02	(0.30)	(0.84)	(1.14)
Year Ended 5/31/2019	$9.73	0.30	0.04	—	0.34	(0.33)	(0.75)	(1.08)
Year Ended 5/31/2018	$10.08	0.38	0.43	—	0.81	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.38	0.35	0.74	0.00(e)	1.09	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.73	0.35	(0.17)	—	0.18	(0.34)	(0.19)	(0.53)
Class C
Year Ended 5/31/2020	$8.58	0.23	(0.28)	—	(0.05)	(0.21)	(0.84)	(1.05)
Year Ended 5/31/2019	$9.34	0.20	0.03	—	0.23	(0.24)	(0.75)	(0.99)
Year Ended 5/31/2018	$9.72	0.27	0.41	—	0.68	(0.28)	(0.78)	(1.06)
Year Ended 5/31/2017	$9.05	0.25	0.72	0.00(e)	0.97	(0.30)	—	(0.30)
Year Ended 5/31/2016	$9.40	0.25	(0.16)	—	0.09	(0.25)	(0.19)	(0.44)
Institutional Class
Year Ended 5/31/2020	$8.85	0.32	(0.29)	—	0.03	(0.30)	(0.84)	(1.14)
Year Ended 5/31/2019	$9.60	0.30	0.03	—	0.33	(0.33)	(0.75)	(1.08)
Year Ended 5/31/2018	$9.96	0.38	0.42	—	0.80	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.27	0.36	0.72	0.00(e)	1.08	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.62	0.34	(0.16)	—	0.18	(0.34)	(0.19)	(0.53)
Institutional 2 Class
Year Ended 5/31/2020	$8.88	0.33	(0.30)	—	0.03	(0.31)	(0.84)	(1.15)
Year Ended 5/31/2019	$9.62	0.30	0.05	—	0.35	(0.34)	(0.75)	(1.09)
Year Ended 5/31/2018	$9.98	0.38	0.43	—	0.81	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.29	0.36	0.73	0.00(e)	1.09	(0.40)	—	(0.40)
Year Ended 5/31/2016	$9.64	0.35	(0.16)	—	0.19	(0.35)	(0.19)	(0.54)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$7.70	(0.90%)	1.00%	1.00%(c)	3.44%	47%	$1,179,625
Year Ended 5/31/2019	$8.81	3.47%	0.99%	0.99%(c)	2.92%	66%	$1,424,224
Year Ended 5/31/2018	$9.56	7.96%	0.98%(d)	0.98%(c),(d)	3.54%	65%	$1,612,108
Year Ended 5/31/2017	$9.92	11.71%(f)	0.99%(d)	0.99%(c),(d)	3.40%	65%	$1,942,546
Year Ended 5/31/2016	$9.23	2.08%	1.01%(d)	1.01%(c),(d)	3.53%	85%	$2,805,177
Advisor Class
Year Ended 5/31/2020	$7.87	(0.74%)	0.75%	0.75%(c)	3.72%	47%	$79,477
Year Ended 5/31/2019	$8.99	3.77%	0.74%	0.74%(c)	3.18%	66%	$82,497
Year Ended 5/31/2018	$9.73	8.20%	0.73%(d)	0.73%(c),(d)	3.76%	65%	$114,441
Year Ended 5/31/2017	$10.08	11.90%(f)	0.74%(d)	0.74%(c),(d)	3.66%	65%	$101,179
Year Ended 5/31/2016	$9.38	2.31%	0.76%(d)	0.76%(c),(d)	3.78%	85%	$106,063
Class C
Year Ended 5/31/2020	$7.48	(1.67%)	1.75%	1.75%(c)	2.68%	47%	$163,439
Year Ended 5/31/2019	$8.58	2.64%	1.74%	1.74%(c)	2.18%	66%	$219,222
Year Ended 5/31/2018	$9.34	7.08%	1.73%(d)	1.73%(c),(d)	2.80%	65%	$312,766
Year Ended 5/31/2017	$9.72	10.88%(f)	1.74%(d)	1.74%(c),(d)	2.67%	65%	$392,361
Year Ended 5/31/2016	$9.05	1.33%	1.76%(d)	1.76%(c),(d)	2.79%	85%	$411,269
Institutional Class
Year Ended 5/31/2020	$7.74	(0.63%)	0.75%	0.75%(c)	3.68%	47%	$510,928
Year Ended 5/31/2019	$8.85	3.71%	0.74%	0.74%(c)	3.18%	66%	$647,702
Year Ended 5/31/2018	$9.60	8.19%	0.73%(d)	0.73%(c),(d)	3.83%	65%	$815,788
Year Ended 5/31/2017	$9.96	11.93%(f)	0.75%(d)	0.75%(c),(d)	3.72%	65%	$1,149,455
Year Ended 5/31/2016	$9.27	2.34%	0.76%(d)	0.76%(c),(d)	3.76%	85%	$602,822
Institutional 2 Class
Year Ended 5/31/2020	$7.76	(0.69%)	0.71%	0.70%	3.76%	47%	$112,602
Year Ended 5/31/2019	$8.88	3.87%	0.70%	0.69%	3.22%	66%	$116,907
Year Ended 5/31/2018	$9.62	8.24%	0.69%(d)	0.68%(d)	3.86%	65%	$160,493
Year Ended 5/31/2017	$9.98	11.99%(f)	0.68%(d)	0.68%(d)	3.75%	65%	$238,847
Year Ended 5/31/2016	$9.29	2.44%	0.67%(d)	0.67%(d)	3.89%	85%	$237,565
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$9.02	0.34	(0.31)	—	0.03	(0.31)	(0.84)	(1.15)
Year Ended 5/31/2019	$9.76	0.31	0.04	—	0.35	(0.34)	(0.75)	(1.09)
Year Ended 5/31/2018	$10.10	0.39	0.44	—	0.83	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.40	0.37	0.74	0.00(e)	1.11	(0.41)	—	(0.41)
Year Ended 5/31/2016	$9.74	0.36	(0.15)	—	0.21	(0.36)	(0.19)	(0.55)
Class R
Year Ended 5/31/2020	$8.80	0.28	(0.29)	—	(0.01)	(0.26)	(0.84)	(1.10)
Year Ended 5/31/2019	$9.55	0.25	0.03	—	0.28	(0.28)	(0.75)	(1.03)
Year Ended 5/31/2018	$9.91	0.32	0.43	—	0.75	(0.33)	(0.78)	(1.11)
Year Ended 5/31/2017	$9.23	0.30	0.73	0.00(e)	1.03	(0.35)	—	(0.35)
Year Ended 5/31/2016	$9.58	0.30	(0.16)	—	0.14	(0.30)	(0.19)	(0.49)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Opportunity Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$7.90	(0.63%)	0.66%	0.65%	3.83%	47%	$112,370
Year Ended 5/31/2019	$9.02	3.87%	0.65%	0.64%	3.28%	66%	$112,951
Year Ended 5/31/2018	$9.76	8.40%	0.64%(d)	0.63%(d)	3.86%	65%	$132,205
Year Ended 5/31/2017	$10.10	12.01%(f)	0.63%(d)	0.63%(d)	3.82%	65%	$159,887
Year Ended 5/31/2016	$9.40	2.56%	0.62%(d)	0.62%(d)	3.97%	85%	$65,791
Class R
Year Ended 5/31/2020	$7.69	(1.19%)	1.25%	1.25%(c)	3.21%	47%	$33,516
Year Ended 5/31/2019	$8.80	3.21%	1.24%	1.24%(c)	2.67%	66%	$38,093
Year Ended 5/31/2018	$9.55	7.69%	1.23%(d)	1.23%(c),(d)	3.28%	65%	$43,418
Year Ended 5/31/2017	$9.91	11.32%(f)	1.24%(d)	1.24%(c),(d)	3.17%	65%	$45,454
Year Ended 5/31/2016	$9.23	1.83%	1.26%(d)	1.26%(c),(d)	3.31%	85%	$38,578
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2020	21

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple
22	Columbia Dividend Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of
Columbia Dividend Opportunity Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
May 31, 2020
capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
24	Columbia Dividend Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
Columbia Dividend Opportunity Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
May 31, 2020
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $834,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	652,020
Class C	—	1.00(b)	7,641

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Dividend Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.11%	1.16%
Advisor Class	0.86	0.91
Class C	1.86	1.91
Institutional Class	0.86	0.91
Institutional 2 Class	0.81	0.86
Institutional 3 Class	0.76	0.81
Class R	1.36	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, principal and/or interest of fixed income securities, foreign currency transactions, amortization/accretion on certain convertible securities, and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
236,312	(224,536)	(11,776)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Dividend Opportunity Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
May 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
84,017,696	238,241,517	322,259,213	95,285,210	224,001,881	319,287,091
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
18,656,056	17,664,447	—	145,315,168
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,036,634,206	269,395,857	(124,080,689)	145,315,168
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,190,785,762 and $1,598,326,626, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Dividend Opportunity Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	6,700,000	0.60	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
Columbia Dividend Opportunity Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
May 31, 2020
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2020, affiliated shareholders of record owned 58.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Dividend Opportunity Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Opportunity Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Dividend Opportunity Fund | Annual Report 2020	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$66,308,759
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Dividend Opportunity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Dividend Opportunity Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
34	Columbia Dividend Opportunity Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Dividend Opportunity Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
36	Columbia Dividend Opportunity Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Dividend Opportunity Fund | Annual Report 2020	37

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Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN140_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia High Yield Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia High Yield Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	2.82	3.58	6.26
	Including sales charges		-1.98	2.57	5.75
Advisor Class		12/11/06	3.08	3.77	6.42
Class C	Excluding sales charges	06/26/00	2.03	2.80	5.49
	Including sales charges		1.05	2.80	5.49
Institutional Class*		09/27/10	3.07	3.84	6.51
Institutional 2 Class		12/11/06	3.14	3.92	6.58
Institutional 3 Class*		11/08/12	3.19	3.90	6.57
Class R		12/11/06	2.57	3.33	5.99
ICE BofA U.S. Cash Pay High Yield Constrained Index			0.37	4.06	6.49
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia High Yield Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Corporate Bonds & Notes	92.7
Foreign Government Obligations	0.2
Money Market Funds	4.6
Senior Loans	2.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2020)
BBB rating	1.0
BB rating	43.9
B rating	40.5
CCC rating	13.7
CC rating	0.4
C rating	0.1
Not rated	0.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia High Yield Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned 2.82% excluding sales charges. The Fund’s benchmark, the ICE BofA U.S. Cash Pay High Yield Constrained Index, returned 0.37%. The Fund’s favorable relative return over the 12-month period was driven by both industry allocation and security selection. In terms of industry allocation, an overweight to cable, electric-generation and underweights to oil field equipment & services and telecom-satellite were the most notable contributors.
Two distinct periods for high-yield bond performance
Over the 12 months ended May 31, 2020, high-yield market returns were driven by recurring U.S./China trade tensions, volatile commodity prices, the COVID-19 outbreak and drastic measures meant to slow the spread of the novel coronavirus. The COVID-19 pandemic then morphed into a global economic crisis. The slightly positive total return of the benchmark masks the unprecedented market volatility that occurred during the period.
Over the second half of 2019 and into early 2020, yield spreads between Treasury securities and high-yield bonds of similar maturity were range-bound, as a number of escalations in hostile trade rhetoric by the U.S. administration caused spreads to widen sharply, only to have spreads narrow over subsequent weeks on optimism that a resolution would ultimately be reached. The United States and China agreed to a Phase 1 trade deal in December 2019, and by mid-January 2020 spreads had narrowed to their tightest levels in several months.
In February 2020, the market’s attention turned to the COVID-19 outbreak. High-yield spreads widened and bond prices declined throughout February following a surge of cases in South Korea, Japan, Italy and Iran. As the number of U.S. cases began to surge in March and lockdowns within a number of U.S. states were instituted, the worst returns for the high-yield asset class were concentrated in the sectors and companies most directly impacted by COVID-19. However, price declines became more indiscriminate in mid-March, as the bonds of higher quality companies also traded down meaningfully. These indiscriminate price moves came from investor realization of the breadth and depth of the impact from the shutdowns. The unprecedented nature of the crisis led to extraordinary monetary and fiscal policy responses from the Federal Reserve (Fed) and Congress in terms of size and speed. Congress passed the largest fiscal relief package in U.S. history, providing direct payments to individuals, expanded unemployment insurance, loans and grants to small businesses, and additional resources to states and health care providers. In March 2020, the Fed, which had already reduced short-term rates two times during the second half of 2019, cut the federal funds rate by 150 basis points to a 0.00%-0.25% target range. The Fed also implemented money market and commercial paper lending facilities, and initiated an unlimited asset purchase program to include Treasuries, mortgage-backed securities, municipal bonds and investment-grade debt. While purchases of high-yield bonds were initially excluded from the Fed’s latest programs, the subsequent expansion of two of the Fed’s credit facilities included more direct support to the high-yield asset class. In all, the Fed’s messaging in response to the COVID-19 crisis was clear and powerful: The Fed would provide the necessary support to ensure that U.S. financial markets, including the high-yield bond market, functioned properly. Between late March and end of May 2020, bond prices within the high-yield market rebounded sharply, in line with the recovery of the stock market.
Over the 12-month period, energy was by far the worst-performing high-yield sector, with other sectors that had been impacted by COVID-19 underperforming as well. The energy, transportation, leisure, capital goods and services high-yield sectors returned -21.8%, -7.8%, -4.2%, -0.2% and -0.1%, respectively, during the period. Conversely, the banking, technology, utilities, health care and consumer goods sectors were notable outperformers, with returns of 8.4%, 7.9%, 7.6%, 6.9 and 6.3%, respectively.
Industry allocation and security selection
The Fund’s favorable relative return over the 12-month period was driven by both industry allocation and security selection. In terms of industry allocation, the Fund’s overweight to cable, electric-generation and underweights to oil field equipment & services and telecom-satellite were the most notable contributors. An overweight to energy-exploration & production and an underweight to banking detracted. Security selection was strongest within energy-exploration & production, oil field equipment & services, metals/mining, aerospace/defense, cable & satellite TV, telecom-wireline and pharmaceuticals. Selection within support-services, telecom-satellite and investments & miscellaneous financial services detracted. From a ratings perspective, the Fund’s defensive positioning within the CCC category was a notable contributor over the 12-month period.
Columbia High Yield Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
At period’s end
U.S. high-yield valuations had tightened considerably following the unprecedented spread widening and volatility that occurred in March 2020. Some of the bounce-back for the high-yield market was justified by monetary and fiscal actions, but we believed further tightening could hinge on the timing and magnitude of improvements in the financial performance of high-yield issuers.
In our view, it appeared at the close of the reporting period that an optimistic recovery scenario, along with faith that monetary and fiscal authorities would “do whatever it takes” was being “priced in” to the market by investors. Elsewhere, high-yield defaults had increased as the financial performance of many companies was being challenged. At the same time, we believed that the recent Fed credit facilitation programs and broad access to capital markets may allow some companies additional options that could marginally reduce the potential for bankruptcies. At a minimum, the Fed was bolstering the market’s confidence and willingness to provide capital via the new issue market. Our willingness to increase risk within the portfolio was tempered by the fundamental outlook coupled with significantly higher valuations.
Backward-looking economic data and labor market indicators remained weak. The rate of initial unemployment claims continued to decline but was still historically high in absolute terms at the close of the reporting period. Further, as of period end, continuing unemployment claims remained at over 21 million despite broad reopening activity across the country. At the same time, there were signs of increasing consumer demand, and recent economic indicators had come in significantly better than expected. We anticipated a near-term and meaningful bounce-back in economic activity as states began to reopen, but this nevertheless left the U.S. economy with considerable slack and below-normal utilization.
Overall, at period’s end, the Fund remained positioned more conservatively than the benchmark as evidenced by its yield, as well as its positioning within CCC-rated credits. The Fund was overweight CCC issues but remained selective within the opportunity set. In addition, the Fund’s risk profile had not changed meaningfully, and our focus remained on credits with sufficient liquidity/cost flexibility/capital structure to persist through an extended period of economic dormancy. At the margins, we had been reducing holdings within defensive sectors that had performed well in the current environment, including packaging, telecom, cable and electric generation. Positions had been increased in quick-service restaurants, and lodging. Proceeds from security sales had been reinvested in a very active new-issue market across various sectors, including some that were directly impacted by COVID-19.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Bond Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	969.70	1,019.74	5.04	5.17	1.03
Advisor Class	1,000.00	1,000.00	971.10	1,020.98	3.82	3.92	0.78
Class C	1,000.00	1,000.00	965.70	1,016.01	8.70	8.92	1.78
Institutional Class	1,000.00	1,000.00	970.90	1,020.98	3.82	3.92	0.78
Institutional 2 Class	1,000.00	1,000.00	971.10	1,021.33	3.48	3.57	0.71
Institutional 3 Class	1,000.00	1,000.00	971.30	1,021.58	3.23	3.32	0.66
Class R	1,000.00	1,000.00	968.70	1,018.50	6.27	6.42	1.28
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Bond Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 91.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.0%
Bombardier, Inc.(a)
03/15/2025	7.500%	1,575,000	956,866
04/15/2027	7.875%	2,507,000	1,485,938
TransDigm, Inc.(a)
12/15/2025	8.000%	2,829,000	3,055,794
03/15/2026	6.250%	13,164,000	13,447,440
TransDigm, Inc.
06/15/2026	6.375%	8,153,000	7,655,239
Total			26,601,277
Airlines 0.2%
Delta Air Lines, Inc.(a)
05/01/2025	7.000%	2,397,000	2,480,823
Automotive 2.2%
Clarios Global LP(a)
05/15/2025	6.750%	1,201,000	1,246,264
Ford Motor Co.
04/21/2023	8.500%	1,063,000	1,103,187
04/22/2025	9.000%	2,305,000	2,420,821
04/22/2030	9.625%	319,000	355,024
Ford Motor Credit Co. LLC
11/02/2020	2.343%	1,191,000	1,181,321
03/18/2021	3.336%	2,473,000	2,432,167
10/12/2021	3.813%	3,720,000	3,618,925
03/18/2024	5.584%	8,288,000	8,230,619
11/01/2024	4.063%	1,261,000	1,189,079
IAA Spinco, Inc.(a)
06/15/2027	5.500%	781,000	797,086
IHO Verwaltungs GmbH(a),(b)
05/15/2029	6.375%	36,000	34,012
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	4,309,000	4,084,104
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	2,369,000	2,321,620
Total			29,014,229
Brokerage/Asset Managers/Exchanges 0.7%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	1,012,000	895,911
AG Issuer LLC(a)
03/01/2028	6.250%	985,000	913,708
NFP Corp.(a)
05/15/2025	7.000%	883,000	914,963
07/15/2025	6.875%	6,349,000	6,122,024
Total			8,846,606
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 1.3%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	6,487,000	6,518,543
AZEK Co. LLC (The)(a)
05/15/2025	9.500%	1,095,000	1,171,618
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	2,178,000	2,056,999
11/15/2026	4.500%	2,198,000	2,163,128
Core & Main LP(a)
08/15/2025	6.125%	5,047,000	4,944,359
Total			16,854,647
Cable and Satellite 7.0%
CCO Holdings LLC/Capital Corp.(a)
05/01/2026	5.500%	3,194,000	3,373,610
05/01/2027	5.875%	1,954,000	2,050,728
06/01/2029	5.375%	7,548,000	8,137,898
03/01/2030	4.750%	8,258,000	8,632,920
08/15/2030	4.500%	972,000	1,008,524
CSC Holdings LLC(a)
10/15/2025	10.875%	3,146,000	3,406,875
02/01/2028	5.375%	4,462,000	4,746,339
02/01/2029	6.500%	17,222,000	19,027,061
01/15/2030	5.750%	5,186,000	5,500,314
DISH DBS Corp.
07/01/2026	7.750%	16,281,000	16,893,840
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	1,537,000	1,566,315
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	7,907,000	8,200,785
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	1,214,000	1,254,861
Ziggo BV(a)
01/15/2027	5.500%	8,398,000	8,824,473
01/15/2030	4.875%	1,451,000	1,492,833
Total			94,117,376
Chemicals 4.0%
Alpha 2 BV(a),(b)
06/01/2023	8.750%	4,600,000	4,586,103
Angus Chemical Co.(a)
02/15/2023	8.750%	4,470,000	4,425,947
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	4,581,000	4,529,672
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	3,649,000	3,706,488
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CF Industries, Inc.
03/15/2034	5.150%	1,083,000	1,139,938
03/15/2044	5.375%	562,000	609,158
Chemours Co. (The)
05/15/2027	5.375%	859,000	773,538
INEOS Group Holdings SA(a)
08/01/2024	5.625%	2,092,000	2,070,952
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	2,764,000	2,674,130
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	6,987,000	7,196,467
PQ Corp.(a)
11/15/2022	6.750%	7,780,000	7,936,627
12/15/2025	5.750%	4,343,000	4,434,420
SPCM SA(a)
09/15/2025	4.875%	3,211,000	3,305,695
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	6,755,000	7,005,330
Total			54,394,465
Construction Machinery 1.1%
H&E Equipment Services, Inc.
09/01/2025	5.625%	2,596,000	2,541,191
Herc Holdings, Inc.(a)
07/15/2027	5.500%	2,032,000	1,979,334
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	3,149,469
United Rentals North America, Inc.
09/15/2026	5.875%	2,512,000	2,642,336
12/15/2026	6.500%	3,826,000	4,091,326
Total			14,403,656
Consumer Cyclical Services 2.2%
APX Group, Inc.
12/01/2022	7.875%	5,121,000	5,351,445
09/01/2023	7.625%	5,539,000	5,014,124
11/01/2024	8.500%	5,211,000	5,102,493
Expedia Group, Inc.(a)
05/01/2025	6.250%	484,000	517,037
05/01/2025	7.000%	242,000	258,790
frontdoor, Inc.(a)
08/15/2026	6.750%	1,378,000	1,475,775
Match Group, Inc.(a)
12/15/2027	5.000%	206,000	215,638
06/01/2028	4.625%	1,915,000	1,966,432
Prime Security Services Borrower LLC/Finance, Inc.(a)
04/15/2026	5.750%	3,035,000	3,156,293
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Staples, Inc.(a)
04/15/2026	7.500%	1,610,000	1,409,088
04/15/2027	10.750%	750,000	511,265
Uber Technologies, Inc.(a)
11/01/2023	7.500%	2,267,000	2,297,574
05/15/2025	7.500%	3,004,000	3,009,163
Total			30,285,117
Consumer Products 1.9%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	3,735,000	3,952,097
01/15/2027	7.750%	2,966,000	3,241,142
Mattel, Inc.(a)
12/15/2027	5.875%	2,735,000	2,796,945
Mattel, Inc.
11/01/2041	5.450%	2,614,000	2,094,223
Newell Brands, Inc.
06/01/2025	4.875%	1,034,000	1,070,069
Prestige Brands, Inc.(a)
03/01/2024	6.375%	4,864,000	5,014,508
01/15/2028	5.125%	1,428,000	1,456,381
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	789,000	809,526
Spectrum Brands, Inc.
07/15/2025	5.750%	2,076,000	2,134,854
Valvoline, Inc.(a)
08/15/2025	4.375%	925,000	940,106
02/15/2030	4.250%	2,077,000	2,071,084
Total			25,580,935
Diversified Manufacturing 1.1%
CFX Escrow Corp.(a)
02/15/2024	6.000%	959,000	1,004,407
02/15/2026	6.375%	1,151,000	1,210,895
MTS Systems Corp.(a)
08/15/2027	5.750%	792,000	718,830
Resideo Funding, Inc.(a)
11/01/2026	6.125%	4,096,000	3,732,604
SPX FLOW, Inc.(a)
08/15/2024	5.625%	924,000	933,053
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,064,235
WESCO Distribution, Inc.(a),(c)
06/15/2025	7.125%	3,201,000	3,201,000
06/15/2028	7.250%	2,471,000	2,452,319
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	1,026,000	1,022,054
Total			15,339,397

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 4.5%
AES Corp. (The)
05/15/2026	6.000%	4,759,000	5,057,387
09/01/2027	5.125%	4,022,000	4,262,033
Calpine Corp.(a)
06/01/2026	5.250%	2,670,000	2,768,754
02/15/2028	4.500%	3,178,000	3,203,938
Clearway Energy Operating LLC
10/15/2025	5.750%	3,290,000	3,506,743
09/15/2026	5.000%	4,123,000	4,215,711
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	2,120,000	2,197,526
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	2,150,000	2,220,167
09/15/2027	4.500%	10,256,000	10,867,001
NRG Energy, Inc.
01/15/2027	6.625%	1,660,000	1,772,627
01/15/2028	5.750%	179,000	194,713
NRG Energy, Inc.(a)
06/15/2029	5.250%	6,574,000	7,173,634
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	2,127,000	2,155,288
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	2,218,000	2,362,944
01/15/2030	4.750%	2,786,000	2,889,152
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	2,638,000	2,799,785
07/31/2027	5.000%	3,466,000	3,632,965
Total			61,280,368
Environmental 0.5%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	1,496,000	1,513,649
12/15/2026	5.125%	1,729,000	1,805,851
05/01/2027	8.500%	1,910,000	2,110,053
Hulk Finance Corp.(a)
06/01/2026	7.000%	1,663,000	1,758,096
Total			7,187,649
Finance Companies 2.7%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	2,658,000	2,378,528
Global Aircraft Leasing Co., Ltd.(a),(b)
09/15/2024	6.500%	3,703,000	2,025,234
Navient Corp.
07/26/2021	6.625%	4,512,000	4,452,500
01/25/2022	7.250%	2,868,000	2,852,868
06/15/2022	6.500%	1,274,000	1,251,768
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,305,000	4,564,041
Quicken Loans, Inc.(a)
05/01/2025	5.750%	9,555,000	9,745,590
Springleaf Finance Corp.
03/15/2023	5.625%	4,612,000	4,519,760
03/15/2024	6.125%	3,276,000	3,183,883
06/01/2025	8.875%	1,125,000	1,169,494
Total			36,143,666
Food and Beverage 3.1%
Aramark Services, Inc.(a)
05/01/2025	6.375%	1,025,000	1,071,479
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	4,179,000	3,938,861
Kraft Heinz Foods Co.(a)
05/15/2027	3.875%	3,665,000	3,843,937
Kraft Heinz Foods Co. (The)
06/04/2042	5.000%	2,952,000	2,978,624
07/15/2045	5.200%	1,764,000	1,805,272
06/01/2046	4.375%	3,056,000	2,871,581
Kraft Heinz Foods Co. (The)(a)
10/01/2049	4.875%	2,778,000	2,745,837
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,055,000	2,142,028
11/01/2026	4.875%	2,498,000	2,586,233
05/15/2028	4.875%	1,209,000	1,266,384
Performance Food Group, Inc.(a)
05/01/2025	6.875%	733,000	768,709
10/15/2027	5.500%	1,397,000	1,370,821
Post Holdings, Inc.(a)
08/15/2026	5.000%	1,169,000	1,196,237
03/01/2027	5.750%	6,972,000	7,333,836
04/15/2030	4.625%	6,433,000	6,372,202
Total			42,292,041
Gaming 3.6%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	995,000	1,062,078
12/01/2027	4.750%	2,868,000	2,640,065
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	2,190,000	1,948,244
Eldorado Resorts, Inc.
04/01/2025	6.000%	5,035,000	5,152,324
09/15/2026	6.000%	2,762,000	2,931,808
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	125,000	125,646

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Game Technology PLC(a)
02/15/2022	6.250%	5,709,000	5,824,874
02/15/2025	6.500%	2,515,000	2,597,586
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,126,000	2,221,003
02/01/2027	5.750%	1,906,000	1,999,341
Scientific Games International, Inc.(a)
10/15/2025	5.000%	5,966,000	5,577,044
03/15/2026	8.250%	4,812,000	4,417,008
05/15/2028	7.000%	1,392,000	1,226,465
11/15/2029	7.250%	1,394,000	1,227,312
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	2,382,000	2,357,316
02/15/2027	3.750%	1,255,000	1,205,204
12/01/2029	4.625%	1,908,000	1,901,199
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	3,017,000	2,927,371
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	655,000	680,034
Total			48,021,922
Health Care 5.5%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	1,690,000	1,691,405
03/01/2024	6.500%	861,000	871,583
Avantor, Inc.(a)
10/01/2025	9.000%	5,616,000	6,065,540
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	5,570,000	5,577,619
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	1,689,000	1,768,011
05/01/2028	4.250%	1,072,000	1,080,230
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	4,192,000	4,065,248
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	3,265,000	3,143,148
Encompass Health Corp.
02/01/2028	4.500%	917,000	935,340
02/01/2030	4.750%	917,000	933,233
HCA, Inc.
02/01/2025	5.375%	2,498,000	2,743,183
09/01/2028	5.625%	5,109,000	5,853,546
02/01/2029	5.875%	2,357,000	2,731,143
09/01/2030	3.500%	4,955,000	4,872,795
Hologic, Inc.(a)
10/15/2025	4.375%	5,368,000	5,494,823
02/01/2028	4.625%	1,613,000	1,679,168
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	2,970,000	2,812,712
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ortho-Clinical Diagnostics, Inc./SA(a),(c)
06/01/2025	7.375%	699,000	716,343
Ortho-Clinical Diagnostics, Inc./SA(a)
02/01/2028	7.250%	889,000	888,165
Select Medical Corp.(a)
08/15/2026	6.250%	4,339,000	4,545,527
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%	1,506,000	1,498,483
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	3,267,574
Teleflex, Inc.(a)
06/01/2028	4.250%	946,000	973,714
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	1,638,000	1,780,566
02/01/2027	6.250%	2,829,000	2,928,362
Tenet Healthcare Corp.
08/01/2025	7.000%	5,123,000	5,168,110
Total			74,085,571
Healthcare Insurance 1.3%
Centene Corp.
12/15/2027	4.250%	5,637,000	5,892,750
12/15/2029	4.625%	7,340,000	7,902,834
02/15/2030	3.375%	4,226,000	4,278,825
Total			18,074,409
Home Construction 1.0%
Lennar Corp.
06/01/2026	5.250%	2,127,000	2,288,971
06/15/2027	5.000%	1,578,000	1,703,658
Meritage Homes Corp.
04/01/2022	7.000%	2,106,000	2,207,847
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	1,563,000	1,450,660
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	2,300,000	2,302,599
03/01/2024	5.625%	2,745,000	2,710,718
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	1,480,000	1,491,556
Total			14,156,009
Independent Energy 6.3%
Callon Petroleum Co.
10/01/2024	6.125%	1,724,000	583,531
07/01/2026	6.375%	8,861,000	2,495,443
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	474,000	155,391

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centennial Resource Production LLC(a)
01/15/2026	5.375%	2,854,000	1,364,597
04/01/2027	6.875%	3,194,000	1,540,720
Continental Resources, Inc.
04/15/2023	4.500%	670,000	623,743
01/15/2028	4.375%	782,000	658,725
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	8,739,000	8,372,163
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	779,000	757,719
01/30/2028	5.750%	2,865,000	2,801,240
EQT Corp.
10/01/2027	3.900%	1,532,000	1,343,967
02/01/2030	7.000%	684,000	725,468
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	3,358,000	2,975,417
11/01/2028	6.250%	2,754,000	2,374,526
Jagged Peak Energy LLC
05/01/2026	5.875%	3,685,000	3,646,052
Matador Resources Co.
09/15/2026	5.875%	8,087,000	6,043,661
Occidental Petroleum Corp.
08/15/2022	2.700%	1,882,000	1,730,352
08/15/2024	2.900%	14,349,000	11,355,840
04/15/2026	3.400%	4,798,000	3,548,079
08/15/2026	3.200%	1,119,000	816,727
08/15/2029	3.500%	2,453,000	1,666,802
08/15/2049	4.400%	2,030,000	1,202,906
Parsley Energy LLC/Finance Corp.(a)
10/15/2027	5.625%	5,840,000	5,723,200
02/15/2028	4.125%	2,605,000	2,434,885
QEP Resources, Inc.
03/01/2026	5.625%	2,949,000	1,570,880
SM Energy Co.
06/01/2025	5.625%	1,555,000	806,259
09/15/2026	6.750%	4,953,000	2,529,335
01/15/2027	6.625%	2,981,000	1,512,880
WPX Energy, Inc.
09/15/2024	5.250%	6,175,000	6,128,139
01/15/2030	4.500%	8,591,000	7,878,829
Total			85,367,476
Integrated Energy 0.1%
Cenovus Energy, Inc.
04/15/2027	4.250%	1,785,000	1,620,779
Leisure 1.0%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	2,648,000	2,703,365
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cinemark USA, Inc.(a)
05/01/2025	8.750%	1,849,000	1,924,011
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	3,177,000	3,037,714
05/15/2027	6.500%	2,843,000	3,014,877
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	1,291,000	1,363,293
Viking Cruises Ltd.(a)
05/15/2025	13.000%	659,000	711,043
VOC Escrow Ltd.(a)
02/15/2028	5.000%	742,000	607,979
Total			13,362,282
Lodging 0.4%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	1,328,000	1,358,584
05/01/2028	5.750%	1,462,000	1,509,480
Marriott International, Inc.
05/01/2025	5.750%	1,051,000	1,138,332
Marriott International, Inc.(c)
06/15/2030	4.625%	1,129,000	1,158,222
Total			5,164,618
Media and Entertainment 3.4%
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	4,999,000	4,591,054
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	4,457,000	4,457,000
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	2,380,000	1,889,308
08/15/2027	6.625%	711,000	428,685
iHeartCommunications, Inc.
05/01/2026	6.375%	2,103,583	2,208,989
05/01/2027	8.375%	5,376,817	5,031,467
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	1,118,000	1,095,951
01/15/2028	4.750%	2,513,000	2,415,244
Lamar Media Corp.(a)
02/15/2028	3.750%	1,379,000	1,337,869
01/15/2029	4.875%	1,632,000	1,675,726
Netflix, Inc.
11/15/2028	5.875%	3,363,000	3,829,138
05/15/2029	6.375%	452,000	533,666
Netflix, Inc.(a)
11/15/2029	5.375%	2,472,000	2,745,871
06/15/2030	4.875%	3,253,000	3,515,164
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	1,042,000	1,013,949
03/15/2030	4.625%	3,721,000	3,430,111

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TEGNA, Inc.(a)
09/15/2029	5.000%	3,236,000	3,074,220
Twitter, Inc.(a)
12/15/2027	3.875%	2,120,000	2,120,000
Total			45,393,412
Metals and Mining 4.6%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	2,165,000	2,223,505
09/30/2026	7.000%	1,675,000	1,717,299
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	1,982,000	1,803,209
Constellium NV(a)
03/01/2025	6.625%	3,870,000	3,950,249
02/15/2026	5.875%	9,260,000	9,348,907
Freeport-McMoRan, Inc.
09/01/2029	5.250%	3,692,000	3,795,893
03/15/2043	5.450%	9,673,000	9,582,969
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	3,617,000	3,411,365
01/15/2025	7.625%	8,345,000	7,597,282
Novelis Corp.(a)
09/30/2026	5.875%	9,483,000	9,720,958
01/30/2030	4.750%	4,257,000	4,054,696
Steel Dynamics, Inc.
04/15/2023	5.250%	4,219,000	4,266,332
Total			61,472,664
Midstream 5.6%
Cheniere Energy Partners LP
10/01/2026	5.625%	2,539,000	2,587,631
DCP Midstream Operating LP
05/15/2029	5.125%	2,842,000	2,600,446
04/01/2044	5.600%	12,095,000	8,441,984
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	3,883,219
Genesis Energy LP/Finance Corp.
06/15/2024	5.625%	751,000	687,369
10/01/2025	6.500%	396,000	360,914
02/01/2028	7.750%	1,684,000	1,573,037
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	3,523,000	3,469,113
NuStar Logistics LP
06/01/2026	6.000%	1,704,000	1,632,444
04/28/2027	5.625%	5,741,000	5,434,164
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	2,459,000	2,292,367
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	3,900,000	3,363,784
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sunoco LP/Finance Corp.
01/15/2023	4.875%	1,880,000	1,910,375
02/15/2026	5.500%	5,676,000	5,761,144
Tallgrass Energy Partners LP/Finance Corp.(a)
03/01/2027	6.000%	2,479,000	2,284,822
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	964,000	957,925
01/15/2028	5.000%	8,057,000	7,931,745
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	6,463,000	6,479,015
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	5,106,000	4,837,935
Western Midstream Operating LP
02/01/2025	3.100%	7,101,000	6,602,262
02/01/2030	4.050%	2,152,000	1,930,898
Total			75,022,593
Oil Field Services 1.2%
Apergy Corp.
05/01/2026	6.375%	2,190,000	2,020,558
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	2,708,000	2,582,674
Nabors Industries Ltd.(a)
01/15/2026	7.250%	4,089,000	2,330,029
01/15/2028	7.500%	1,604,000	882,184
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	6,769,000	6,295,170
Transocean, Inc.(a)
02/01/2027	8.000%	1,467,000	802,399
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	1,911,000	1,819,747
Total			16,732,761
Other REIT 0.1%
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	1,372,000	1,166,204
Packaging 2.7%
ARD Finance SA(a),(b)
06/30/2027	6.500%	1,856,000	1,831,585
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	2,283,000	2,380,188
08/15/2026	4.125%	2,762,000	2,769,153
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a),(c)
08/15/2027	5.250%	3,831,000	3,773,535
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,088,000	1,139,110

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
May 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Global, Inc.
07/15/2023	5.125%	5,060,000	5,142,494
BWAY Holding Co.(a)
04/15/2024	5.500%	3,523,000	3,520,246
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	2,750,000	2,749,539
Novolex(a)
01/15/2025	6.875%	1,763,000	1,781,621
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	9,060,000	9,147,449
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	2,625,000	2,759,501
Total			36,994,421
Pharmaceuticals 3.2%
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	330,000	342,341
04/15/2025	6.125%	5,575,000	5,672,936
12/15/2025	9.000%	2,881,000	3,156,547
04/01/2026	9.250%	4,619,000	5,137,537
01/31/2027	8.500%	4,595,000	5,028,782
01/30/2028	5.000%	1,926,000	1,868,654
02/15/2029	6.250%	3,397,000	3,491,196
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	3,073,000	3,152,518
07/15/2027	5.000%	727,000	748,748
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	3,135,000	2,427,492
Endo Dac/Finance LLC/Finco, Inc.(a),(d)
02/01/2025	6.000%	2,510,000	1,858,862
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	3,705,000	3,823,334
Jaguar Holding Co. II/PPD Development LP(a),(c)
06/15/2025	4.625%	1,303,000	1,349,183
06/15/2028	5.000%	1,197,000	1,244,671
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	3,665,000	3,746,982
Total			43,049,783
Property & Casualty 0.9%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	4,941,000	5,057,942
HUB International Ltd.(a)
05/01/2026	7.000%	5,080,000	5,214,263
USI, Inc.(a)
05/01/2025	6.875%	1,503,000	1,538,942
Total			11,811,147
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.9%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,265,000	2,406,866
IRB Holding Corp.(a)
06/15/2025	7.000%	2,261,000	2,343,489
02/15/2026	6.750%	6,967,000	6,528,041
Yum! Brands, Inc.(a)
04/01/2025	7.750%	436,000	482,523
Total			11,760,919
Retailers 1.4%
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	475,000	492,964
L Brands, Inc.
02/01/2028	5.250%	1,472,000	1,243,736
06/15/2029	7.500%	848,000	749,028
11/01/2035	6.875%	3,317,000	2,744,124
Nordstrom, Inc.(a)
05/15/2025	8.750%	3,015,000	3,209,537
PetSmart, Inc.(a)
03/15/2023	7.125%	6,214,000	6,025,198
06/01/2025	5.875%	4,496,000	4,526,726
Total			18,991,313
Supermarkets 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	2,279,000	2,349,752
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	1,874,000	2,091,792
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	3,021,000	3,071,869
02/15/2030	4.875%	1,591,000	1,648,793
Total			9,162,206
Technology 5.7%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,873,000	2,866,174
08/01/2025	6.875%	2,691,000	2,678,465
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	788,000	790,503
Boxer Parent Co., Inc.(a),(c)
10/02/2025	7.125%	897,000	947,521
03/01/2026	9.125%	546,000	565,699
Camelot Finance SA(a)
11/01/2026	4.500%	2,158,000	2,168,457
CDK Global, Inc.
06/01/2027	4.875%	2,037,000	2,112,383

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Technologies LLC(a)
06/15/2025	6.000%	4,029,000	3,913,230
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	1,096,000	1,111,449
Gartner, Inc.(a)
04/01/2025	5.125%	7,077,000	7,223,268
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	3,340,000	3,563,506
Iron Mountain, Inc.
08/15/2024	5.750%	4,493,000	4,508,804
Microchip Technology, Inc.(a)
09/01/2025	4.250%	2,608,000	2,623,450
NCR Corp.
07/15/2022	5.000%	4,762,000	4,765,067
12/15/2023	6.375%	5,954,000	6,062,774
NCR Corp.(a)
04/15/2025	8.125%	1,870,000	2,010,483
Plantronics, Inc.(a)
05/31/2023	5.500%	4,525,000	3,483,141
PTC, Inc.(a)
02/15/2025	3.625%	723,000	724,355
02/15/2028	4.000%	1,043,000	1,043,008
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	7,397,000	7,492,311
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	361,000	385,824
11/15/2026	8.250%	5,686,000	6,245,422
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	512,000	549,346
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	2,016,000	2,049,905
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,447,000	1,509,412
06/01/2025	6.750%	1,176,000	1,175,965
Verscend Escrow Corp.(a)
08/15/2026	9.750%	4,487,000	4,824,002
Total			77,393,924
Transportation Services 0.5%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	1,409,000	1,118,516
Hertz Corp. (The)(a),(e)
06/01/2022	0.000%	3,195,000	1,379,677
10/15/2024	0.000%	1,917,000	322,689
08/01/2026	0.000%	2,494,000	421,497
01/15/2028	0.000%	7,579,000	1,286,734
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
XPO Logistics, Inc.(a)
06/15/2022	6.500%	2,314,000	2,317,088
Total			6,846,201
Wireless 4.9%
Altice France Holding SA(a)
05/15/2027	10.500%	4,123,000	4,589,931
02/15/2028	6.000%	3,100,000	3,016,652
Altice France SA(a)
05/01/2026	7.375%	10,190,000	10,704,897
02/01/2027	8.125%	3,670,000	4,056,991
SBA Communications Corp.
09/01/2024	4.875%	10,899,000	11,201,187
Sprint Capital Corp.
11/15/2028	6.875%	8,231,000	10,174,256
03/15/2032	8.750%	1,557,000	2,243,574
Sprint Corp.
03/01/2026	7.625%	5,016,000	5,993,712
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	6,824,000	7,208,218
02/01/2026	4.500%	2,703,000	2,776,980
02/01/2028	4.750%	3,381,000	3,591,273
Total			65,557,671
Wirelines 2.2%
CenturyLink, Inc.
06/15/2021	6.450%	2,259,000	2,332,718
04/01/2024	7.500%	7,238,000	7,978,719
CenturyLink, Inc.(a)
12/15/2026	5.125%	7,505,000	7,580,701
02/15/2027	4.000%	1,570,000	1,565,458
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	4,254,000	4,186,125
03/01/2028	6.125%	3,961,000	3,924,413
Telecom Italia Capital SA
09/30/2034	6.000%	1,454,000	1,562,680
Total			29,130,814
Total Corporate Bonds & Notes (Cost $1,260,442,105)			1,235,161,351

Foreign Government Obligations(f) 0.2%

Canada 0.2%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	520,000	459,156
06/01/2027	5.250%	3,114,000	2,641,900
Total			3,101,056
Total Foreign Government Obligations (Cost $3,682,542)			3,101,056

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
May 31, 2020
Senior Loans 2.5%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.3%
Ellie Mae, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/17/2026	5.200%	4,139,200	3,952,936
Food and Beverage 0.7%
8th Avenue Food & Provisions, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 10/01/2025	3.684%	3,153,334	3,067,942
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	7.934%	3,441,442	3,269,370
BellRing Brands LLC(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	2,564,538	2,551,715
Froneri International Ltd.(g),(h)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.924%	567,000	531,563
Total			9,420,590
Metals and Mining 0.5%
Big River Steel LLC(g),(h),(i)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.450%	7,996,267	7,276,603
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.751%	4,564,424	4,288,094
Technology 0.7%
Applied Systems, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/19/2024	4.700%	1,761,345	1,706,673
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ascend Learning LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 06/28/2024	4.000%	1,481,785	1,417,416
Informatica LLC(g)
2nd Lien Term Loan
02/25/2025	7.125%	1,380,000	1,359,300
Project Alpha Intermediate Holding, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	6.130%	2,528,520	2,421,058
Ultimate Software Group, Inc. (The)(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.924%	1,882,540	1,818,741
Total			8,723,188
Total Senior Loans (Cost $35,256,121)			33,661,411

Money Market Funds 4.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(j),(k)	61,151,923	61,158,038
Total Money Market Funds (Cost $61,164,418)		61,158,038
Total Investments in Securities (Cost: $1,360,545,186)		1,333,081,856
Other Assets & Liabilities, Net		14,139,554
Net Assets		1,347,221,410

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2020, the total value of these securities amounted to $802,823,916, which represents 59.59% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a security purchased on a when-issued basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Notes to Portfolio of Investments  (continued)
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2020.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2020, the total value of these securities amounted to $3,410,597, which represents 0.25% of total net assets.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	The stated interest rate represents the weighted average interest rate at May 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(h)	Variable rate security. The interest rate shown was the current rate as of May 31, 2020.
(i)	Valuation based on significant unobservable inputs.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	61,625,924	652,984,085	(653,448,033)	(3,938)	61,158,038	8,455	1,023,910	61,151,923
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	1,235,161,351	—	1,235,161,351
Foreign Government Obligations	—	3,101,056	—	3,101,056
Senior Loans	—	26,384,808	7,276,603	33,661,411
Money Market Funds	61,158,038	—	—	61,158,038
Total Investments in Securities	61,158,038	1,264,647,215	7,276,603	1,333,081,856
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Annual Report 2020

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,299,380,768)	$1,271,923,818
Affiliated issuers (cost $61,164,418)	61,158,038
Cash	26,274
Receivable for:
Investments sold	2,057,530
Investments sold on a delayed delivery basis	1,061,690
Capital shares sold	17,438,904
Dividends	14,819
Interest	19,585,444
Foreign tax reclaims	24,833
Prepaid expenses	820
Trustees’ deferred compensation plan	1,185
Total assets	1,373,293,355
Liabilities
Payable for:
Investments purchased	920,000
Investments purchased on a delayed delivery basis	16,150,646
Capital shares purchased	2,302,507
Distributions to shareholders	5,565,042
Management services fees	662,009
Distribution and/or service fees	148,987
Transfer agent fees	128,973
Compensation of board members	131,342
Other expenses	61,254
Trustees’ deferred compensation plan	1,185
Total liabilities	26,071,945
Net assets applicable to outstanding capital stock	$1,347,221,410
Represented by
Paid in capital	1,415,058,479
Total distributable earnings (loss)	(67,837,069)
Total - representing net assets applicable to outstanding capital stock	$1,347,221,410
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	19

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$617,030,955
Shares outstanding	220,493,622
Net asset value per share	$2.80
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$2.94
Advisor Class
Net assets	$98,512,315
Shares outstanding	35,004,569
Net asset value per share	$2.81
Class C
Net assets	$26,531,749
Shares outstanding	9,538,559
Net asset value per share	$2.78
Institutional Class
Net assets	$171,520,535
Shares outstanding	61,338,075
Net asset value per share	$2.80
Institutional 2 Class
Net assets	$95,933,197
Shares outstanding	34,382,622
Net asset value per share	$2.79
Institutional 3 Class
Net assets	$323,762,794
Shares outstanding	115,918,225
Net asset value per share	$2.79
Class R
Net assets	$13,929,865
Shares outstanding	4,962,793
Net asset value per share	$2.81
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Annual Report 2020

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$1,023,910
Interest	82,902,846
Interfund lending	518
Total income	83,927,274
Expenses:
Management services fees	9,018,272
Distribution and/or service fees
Class A	1,684,907
Class C	299,505
Class R	89,332
Transfer agent fees
Class A	868,946
Advisor Class	124,112
Class C	38,625
Institutional Class	225,295
Institutional 2 Class	45,975
Institutional 3 Class	28,222
Class R	23,032
Compensation of board members	24,846
Custodian fees	29,008
Printing and postage fees	86,784
Registration fees	106,079
Audit fees	31,950
Legal fees	22,281
Compensation of chief compliance officer	312
Other	48,090
Total expenses	12,795,573
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(71,162)
Expense reduction	(2,098)
Total net expenses	12,722,313
Net investment income	71,204,961
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(5,688,366)
Investments — affiliated issuers	8,455
Swap contracts	475,582
Net realized loss	(5,204,329)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(19,178,919)
Investments — affiliated issuers	(3,938)
Net change in unrealized appreciation (depreciation)	(19,182,857)
Net realized and unrealized loss	(24,387,186)
Net increase in net assets resulting from operations	$46,817,775
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	21

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$71,204,961	$82,282,886
Net realized loss	(5,204,329)	(21,737,073)
Net change in unrealized appreciation (depreciation)	(19,182,857)	28,597,681
Net increase in net assets resulting from operations	46,817,775	89,143,494
Distributions to shareholders
Net investment income and net realized gains
Class A	(33,176,464)	(36,460,443)
Advisor Class	(4,988,087)	(5,628,021)
Class C	(1,245,738)	(1,676,627)
Institutional Class	(9,036,268)	(10,846,074)
Institutional 2 Class	(4,192,698)	(5,061,035)
Institutional 3 Class	(18,759,219)	(22,279,376)
Class R	(832,937)	(940,291)
Class T	—	(4,337)
Total distributions to shareholders	(72,231,411)	(82,896,204)
Decrease in net assets from capital stock activity	(98,548,727)	(368,501,904)
Total decrease in net assets	(123,962,363)	(362,254,614)
Net assets at beginning of year	1,471,183,773	1,833,438,387
Net assets at end of year	$1,347,221,410	$1,471,183,773
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	45,304,660	130,695,026	27,166,545	77,470,342
Distributions reinvested	11,081,306	32,013,534	12,395,868	35,174,806
Redemptions	(77,994,457)	(224,162,581)	(70,938,771)	(201,412,090)
Net decrease	(21,608,491)	(61,454,021)	(31,376,358)	(88,766,942)
Advisor Class
Subscriptions	14,161,448	41,361,342	17,000,531	48,341,763
Distributions reinvested	1,702,100	4,933,242	1,947,626	5,560,703
Redemptions	(11,671,636)	(33,384,045)	(27,357,609)	(78,520,090)
Net increase (decrease)	4,191,912	12,910,539	(8,409,452)	(24,617,624)
Class C
Subscriptions	1,134,258	3,214,242	1,051,653	2,976,744
Distributions reinvested	412,363	1,185,083	568,718	1,603,553
Redemptions	(4,009,045)	(11,497,566)	(12,788,596)	(36,207,586)
Net decrease	(2,462,424)	(7,098,241)	(11,168,225)	(31,627,289)
Institutional Class
Subscriptions	31,950,710	88,646,660	21,567,244	61,076,274
Distributions reinvested	2,915,427	8,417,927	3,407,251	9,668,921
Redemptions	(34,492,832)	(96,653,041)	(49,100,433)	(139,250,555)
Net increase (decrease)	373,305	411,546	(24,125,938)	(68,505,360)
Institutional 2 Class
Subscriptions	46,272,430	132,577,910	13,610,267	38,926,959
Distributions reinvested	1,429,451	4,134,529	1,745,567	4,939,014
Redemptions	(40,636,162)	(118,005,485)	(36,178,621)	(102,939,659)
Net increase (decrease)	7,065,719	18,706,954	(20,822,787)	(59,073,686)
Institutional 3 Class
Subscriptions	33,316,074	92,033,019	20,863,578	58,551,604
Distributions reinvested	5,920,641	17,077,934	7,209,564	20,413,064
Redemptions	(58,398,623)	(166,668,967)	(60,168,596)	(171,222,731)
Net decrease	(19,161,908)	(57,558,014)	(32,095,454)	(92,258,063)
Class R
Subscriptions	1,625,541	4,747,696	1,874,376	5,362,238
Distributions reinvested	250,248	724,466	263,570	750,324
Redemptions	(3,545,285)	(9,939,652)	(3,363,667)	(9,599,703)
Net decrease	(1,669,496)	(4,467,490)	(1,225,721)	(3,487,141)
Class T
Distributions reinvested	—	—	1,345	3,781
Redemptions	—	—	(61,528)	(169,580)
Net decrease	—	—	(60,183)	(165,799)
Total net decrease	(33,271,383)	(98,548,727)	(129,284,118)	(368,501,904)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$2.86	0.14	(0.06)	0.08	(0.14)	(0.14)
Year Ended 5/31/2019	$2.85	0.14	0.01	0.15	(0.14)	(0.14)
Year Ended 5/31/2018	$2.98	0.14	(0.14)	0.00(d)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.84	0.14	0.14	0.28	(0.14)	(0.14)
Year Ended 5/31/2016	$2.99	0.14	(0.15)	(0.01)	(0.14)	(0.14)
Advisor Class
Year Ended 5/31/2020	$2.87	0.15	(0.06)	0.09	(0.15)	(0.15)
Year Ended 5/31/2019	$2.87	0.15	0.00(d)	0.15	(0.15)	(0.15)
Year Ended 5/31/2018	$3.00	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.86	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$3.01	0.15	(0.15)	0.00(d)	(0.15)	(0.15)
Class C
Year Ended 5/31/2020	$2.84	0.12	(0.06)	0.06	(0.12)	(0.12)
Year Ended 5/31/2019	$2.83	0.12	0.01	0.13	(0.12)	(0.12)
Year Ended 5/31/2018	$2.96	0.11	(0.13)	(0.02)	(0.11)	(0.11)
Year Ended 5/31/2017	$2.83	0.12	0.13	0.25	(0.12)	(0.12)
Year Ended 5/31/2016	$2.97	0.12	(0.14)	(0.02)	(0.12)	(0.12)
Institutional Class
Year Ended 5/31/2020	$2.86	0.15	(0.06)	0.09	(0.15)	(0.15)
Year Ended 5/31/2019	$2.85	0.15	0.01	0.16	(0.15)	(0.15)
Year Ended 5/31/2018	$2.98	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00(d)	(0.15)	(0.15)
Institutional 2 Class
Year Ended 5/31/2020	$2.85	0.15	(0.06)	0.09	(0.15)	(0.15)
Year Ended 5/31/2019	$2.84	0.15	0.01	0.16	(0.15)	(0.15)
Year Ended 5/31/2018	$2.97	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.98	0.15	(0.14)	0.01	(0.15)	(0.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$2.80	2.82%	1.04%	1.03%(c)	4.86%	59%	$617,031
Year Ended 5/31/2019	$2.86	5.47%	1.04%	1.04%(c)	4.93%	41%	$692,138
Year Ended 5/31/2018	$2.85	0.10%	1.03%	1.03%(c)	4.60%	49%	$778,978
Year Ended 5/31/2017	$2.98	10.08%	1.03%	1.03%(c)	4.77%	60%	$929,057
Year Ended 5/31/2016	$2.84	(0.21%)	1.06%	1.06%(c)	4.88%	51%	$1,178,208
Advisor Class
Year Ended 5/31/2020	$2.81	3.08%	0.79%	0.78%(c)	5.11%	59%	$98,512
Year Ended 5/31/2019	$2.87	5.36%	0.79%	0.79%(c)	5.17%	41%	$88,582
Year Ended 5/31/2018	$2.87	0.37%	0.78%	0.78%(c)	4.89%	49%	$112,377
Year Ended 5/31/2017	$3.00	10.32%	0.79%	0.79%(c)	5.04%	60%	$68,934
Year Ended 5/31/2016	$2.86	0.07%	0.81%	0.81%(c)	5.11%	51%	$29,969
Class C
Year Ended 5/31/2020	$2.78	2.03%	1.79%	1.78%(c)	4.12%	59%	$26,532
Year Ended 5/31/2019	$2.84	4.68%	1.79%	1.79%(c)	4.17%	41%	$34,097
Year Ended 5/31/2018	$2.83	(0.68%)	1.78%	1.78%(c)	3.85%	49%	$65,568
Year Ended 5/31/2017	$2.96	8.91%	1.78%	1.78%(c)	4.02%	60%	$84,315
Year Ended 5/31/2016	$2.83	(0.64%)	1.82%	1.82%(c)	4.12%	51%	$82,543
Institutional Class
Year Ended 5/31/2020	$2.80	3.07%	0.79%	0.78%(c)	5.11%	59%	$171,521
Year Ended 5/31/2019	$2.86	5.73%	0.79%	0.79%(c)	5.17%	41%	$174,135
Year Ended 5/31/2018	$2.85	0.35%	0.78%	0.78%(c)	4.84%	49%	$242,148
Year Ended 5/31/2017	$2.98	10.36%	0.79%	0.79%(c)	5.04%	60%	$395,530
Year Ended 5/31/2016	$2.84	0.04%	0.81%	0.81%(c)	5.12%	51%	$227,058
Institutional 2 Class
Year Ended 5/31/2020	$2.79	3.14%	0.72%	0.71%	5.15%	59%	$95,933
Year Ended 5/31/2019	$2.85	5.82%	0.71%	0.71%	5.23%	41%	$77,805
Year Ended 5/31/2018	$2.84	0.40%	0.71%	0.71%	4.92%	49%	$136,612
Year Ended 5/31/2017	$2.97	10.08%	0.70%	0.70%	5.11%	60%	$143,247
Year Ended 5/31/2016	$2.84	0.48%	0.71%	0.71%	5.18%	51%	$173,794
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$2.85	0.15	(0.06)	0.09	(0.15)	(0.15)
Year Ended 5/31/2019	$2.84	0.15	0.01	0.16	(0.15)	(0.15)
Year Ended 5/31/2018	$2.97	0.15	(0.13)	0.02	(0.15)	(0.15)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00(d)	(0.15)	(0.15)
Class R
Year Ended 5/31/2020	$2.87	0.13	(0.06)	0.07	(0.13)	(0.13)
Year Ended 5/31/2019	$2.86	0.13	0.01	0.14	(0.13)	(0.13)
Year Ended 5/31/2018	$2.99	0.13	(0.13)	0.00(d)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.85	0.13	0.14	0.27	(0.13)	(0.13)
Year Ended 5/31/2016	$3.00	0.13	(0.15)	(0.02)	(0.13)	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$2.79	3.19%	0.66%	0.66%	5.23%	59%	$323,763
Year Ended 5/31/2019	$2.85	5.87%	0.66%	0.66%	5.29%	41%	$385,410
Year Ended 5/31/2018	$2.84	0.45%	0.66%	0.66%	4.99%	49%	$475,135
Year Ended 5/31/2017	$2.97	10.13%	0.65%	0.65%	5.17%	60%	$353,045
Year Ended 5/31/2016	$2.84	0.19%	0.66%	0.66%	5.29%	51%	$19,341
Class R
Year Ended 5/31/2020	$2.81	2.57%	1.29%	1.28%(c)	4.61%	59%	$13,930
Year Ended 5/31/2019	$2.87	5.21%	1.29%	1.29%(c)	4.68%	41%	$19,019
Year Ended 5/31/2018	$2.86	(0.14%)	1.28%	1.28%(c)	4.36%	49%	$22,450
Year Ended 5/31/2017	$2.99	9.79%	1.28%	1.28%(c)	4.52%	60%	$25,925
Year Ended 5/31/2016	$2.85	(0.44%)	1.32%	1.32%(c)	4.63%	51%	$22,299
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2020	27

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
28	Columbia High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
Columbia High Yield Bond Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
May 31, 2020
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage cash. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange
30	Columbia High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2020:
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Credit risk	475,582
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2020:
Derivative instrument	Average notional amounts ($)*
Credit default swap contracts — sell protection	4,477,500

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2020.
Columbia High Yield Bond Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
May 31, 2020
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
32	Columbia High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
Columbia High Yield Bond Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
May 31, 2020
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $2,098.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively.
34	Columbia High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,657,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	319,398
Class C	—	1.00(b)	1,747

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.03%	1.05%
Advisor Class	0.78	0.80
Class C	1.78	1.80
Institutional Class	0.78	0.80
Institutional 2 Class	0.71	0.73
Institutional 3 Class	0.66	0.68
Class R	1.28	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia High Yield Bond Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
May 31, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distributions, capital loss carryforward, swap investments, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,953,258	(1,953,258)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
72,231,411	—	72,231,411	82,896,204	—	82,896,204
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
6,386,142	—	(40,208,718)	(28,318,158)
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,361,400,014	33,466,642	(61,784,800)	(28,318,158)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(20,275,011)	(19,933,707)	(40,208,718)	—
36	Columbia High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $802,970,932 and $901,794,088, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,283,333	2.36	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
Columbia High Yield Bond Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
May 31, 2020
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
38	Columbia High Yield Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2020, affiliated shareholders of record owned 57.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia High Yield Bond Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
May 31, 2020
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Columbia High Yield Bond Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Bond Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia High Yield Bond Fund | Annual Report 2020	41

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
42	Columbia High Yield Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia High Yield Bond Fund | Annual Report 2020	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia High Yield Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia High Yield Bond Fund | Annual Report 2020	45

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
46	Columbia High Yield Bond Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN160_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Small/Mid Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Small/Mid Cap Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small/Mid Cap Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2013
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	-8.13	0.03	7.13
	Including sales charges		-13.45	-1.15	6.49
Advisor Class		12/11/06	-7.87	0.27	7.30
Class C	Excluding sales charges	02/14/02	-8.69	-0.71	6.33
	Including sales charges		-9.57	-0.71	6.33
Institutional Class*		09/27/10	-7.78	0.29	7.40
Institutional 2 Class		12/11/06	-7.77	0.37	7.52
Institutional 3 Class*		06/13/13	-7.75	0.41	7.42
Class R		12/11/06	-8.33	-0.24	6.86
Russell 2500 Value Index			-11.68	1.26	7.74
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small/Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Common Stocks	96.6
Money Market Funds	3.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2020)
Communication Services	4.8
Consumer Discretionary	7.4
Consumer Staples	5.4
Energy	3.5
Financials	19.8
Health Care	7.6
Industrials	13.0
Information Technology	14.5
Materials	4.3
Real Estate	13.4
Utilities	6.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended May 31, 2020, the Fund’s Class A shares returned -8.13% excluding sales charges. In a difficult period for stocks, the Fund held up significantly better than its benchmark, the Russell 2500 Value Index, which returned -11.68% for the same time period. Security selection, particularly within the information technology, real estate, health care and financials sectors, aided relative results. An overweight in technology and an underweight in financials also aided returns.
Global economies and financial markets faltered as COVID-19 spread
Robust consumer spending, a pickup in the housing market and solid industrial production kept the U.S. growth engine moving as the period began midway through 2019. However, weakened manufacturing activity weighed on the pace of economic growth, and trade wars continued to create uncertainty about economic prospects.
Yet, tensions with China eased a bit at the end of 2019 as certain import taxes were reduced and new tariffs were averted. As a result, optimism prevailed at the outset of 2020. Then, momentum shifted as COVID-19 spread from China and South Korea through Europe, the United States and the rest of the world in February and March 2020. Widespread lockdowns drove a decline in business activity and a surge in layoffs pushed the global economy into recession.
Central banks responded aggressively, cutting interest rates, restarting quantitative easing and initiating other measures to provide liquidity to financial markets. In the United States, the Federal Reserve (Fed) reduced the federal funds target rate, a key short-term borrowing rate, essentially to zero. The U.S. government passed two rounds of sweeping legislation to help diminish the impact of lost paychecks and declining business activity, with the possibility of more to come.
In May 2020, as states began to lift lockdown measures, the U.S. stock market looked ahead. Late period gains reflected expectations for a swift economic recovery. Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock performance, returned 12.84% for the 12-month period, gaining back much of what it had lost in March. Growth stocks sharply outperformed value stocks and large-cap stocks led small- and mid-cap stocks by a wide margin.
Contributors and detractors
Many of the Fund’s top contributors to relative performance were within health care, including Horizon Therapeutics PLC, Immunomedics, Inc. and LHC Group, Inc. Horizon Therapeutics, a biopharmaceutical company, rose on the approval and launch of a new drug designed to treat thyroid eye disease. Biotechnology company Immunomedics shares jumped in April 2020 after the company announced that it was stopping its trials for a drug to treat breast cancer earlier than expected after the drug demonstrated compelling efficacy. LHC Group, a post-acute health care services provider, continued to see benefits from its successful merger with Almost Family, Inc. In addition, the company’s position as a leading provider of in-home health care helped it weather the COVID-19-induced market sell-off. All three names were still held at the end of the period.
Other top performing companies include BJ’s Wholesale Club Holdings, Inc., which benefitted as people stocked up on non-perishable supplies and food in preparation for quarantines. In technology, positions in Ciena Corp., a telecommunication and networking equipment supplier, and Marvell Technology Group Ltd., a semiconductor company, were notable performers. Ciena reported strong earnings midway through the period and proved resilient during the COVID-19 market sell-off while Marvell continued to benefit from its exposure to 5G, the fifth-generation technology standard for cellular networks. All of these names remained in the portfolio at the end of the period.
Security selection within the industrials, materials and consumer discretionary sectors detracted from Fund results relative to the benchmark as did a modest overweight to the underperforming energy sector. On an individual security basis, coal producer Arch Resources, Inc. (formerly Arch Coal, Inc.) was a notable detractor, weighed down by the decline in global energy prices during the period. Also within energy, a position in energy services provider TechnipFMC PLC detracted from results as shares fell on the dramatic decline in oil prices. Within the consumer discretionary sector, Dine Brands Global, Inc., which owns Applebee’s and IHOP, declined due to the mandated closure of restaurants as enforced social distancing policies took effect. All three names were still held at the end of the period.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
At period’s end
As of May 31, 2020, the Fund was overweight in the information technology, consumer staples and communication services sectors and underweight in consumer discretionary, materials and financials, more specifically among insurers. Sector positioning is primarily the result of bottom-up stock picking. We continue to look for undervalued companies with what we believe to be strong underlying earnings prospects and signs of upward inflection. Our goal is to avoid value “traps” and target strong returns for shareholders.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	850.70	1,018.75	5.66	6.17	1.23
Advisor Class	1,000.00	1,000.00	851.50	1,019.99	4.51	4.92	0.98
Class C	1,000.00	1,000.00	848.30	1,015.02	9.10	9.92	1.98
Institutional Class	1,000.00	1,000.00	852.20	1,019.99	4.51	4.92	0.98
Institutional 2 Class	1,000.00	1,000.00	851.70	1,020.44	4.10	4.47	0.89
Institutional 3 Class	1,000.00	1,000.00	851.70	1,020.69	3.87	4.22	0.84
Class R	1,000.00	1,000.00	849.10	1,017.50	6.80	7.42	1.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.4%
Issuer	Shares	Value ($)
Communication Services 4.6%
Diversified Telecommunication Services 1.1%
Vonage Holdings Corp.(a)	619,500	5,965,785
Entertainment 1.6%
Take-Two Interactive Software, Inc.(a)	60,000	8,170,200
Media 1.9%
Nexstar Media Group, Inc., Class A	116,000	9,663,960
Total Communication Services		23,799,945
Consumer Discretionary 7.2%
Diversified Consumer Services 1.6%
Grand Canyon Education, Inc.(a)	84,700	8,265,873
Hotels, Restaurants & Leisure 0.9%
Dine Brands Global, Inc.	97,000	4,402,830
Household Durables 2.9%
D.R. Horton, Inc.	175,000	9,677,500
KB Home	150,900	4,991,772
Total		14,669,272
Specialty Retail 0.9%
Foot Locker, Inc.	175,700	4,866,890
Textiles, Apparel & Luxury Goods 0.9%
Levi Strauss & Co., Class A	335,700	4,528,593
Total Consumer Discretionary		36,733,458
Consumer Staples 5.2%
Food & Staples Retailing 1.6%
BJ’s Wholesale Club Holdings, Inc.(a)	224,000	8,064,000
Food Products 2.7%
Post Holdings, Inc.(a)	68,050	5,924,433
TreeHouse Foods, Inc.(a)	147,700	7,785,267
Total		13,709,700
Personal Products 0.9%
BellRing Brands, Inc., Class A(a)	240,000	4,819,200
Total Consumer Staples		26,592,900
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.4%
Energy Equipment & Services 1.0%
Helmerich & Payne, Inc.	129,000	2,596,770
TechnipFMC PLC	350,000	2,590,000
Total		5,186,770
Oil, Gas & Consumable Fuels 2.4%
Arch Resources, Inc.	161,100	5,309,856
WPX Energy, Inc.(a)	1,200,000	6,804,000
Total		12,113,856
Total Energy		17,300,626
Financials 19.1%
Banks 9.2%
East West Bancorp, Inc.	199,400	6,969,030
Hancock Whitney Corp.	249,900	5,402,838
Huntington Bancshares, Inc.	439,000	3,902,710
Popular, Inc.	221,800	8,758,882
Prosperity Bancshares, Inc.	124,000	8,108,360
TCF Financial Corp.	216,900	6,272,748
Western Alliance Bancorp	199,000	7,591,850
Total		47,006,418
Capital Markets 1.7%
Houlihan Lokey, Inc.	146,956	8,887,899
Consumer Finance 0.6%
SLM Corp.	382,300	2,897,834
Diversified Financial Services 1.5%
Voya Financial, Inc.	172,500	7,771,125
Mortgage Real Estate Investment Trusts (REITS) 1.3%
New Residential Investment Corp.	452,500	3,244,425
Starwood Property Trust, Inc.	258,600	3,429,036
Total		6,673,461
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 4.8%
Axos Financial, Inc.(a)	210,000	4,578,000
Essent Group Ltd.	170,000	5,618,500
Flagstar Bancorp, Inc.	289,200	8,473,560
MGIC Investment Corp.	720,000	5,911,200
Total		24,581,260
Total Financials		97,817,997
Health Care 7.3%
Biotechnology 0.9%
Immunomedics, Inc.(a)	140,000	4,702,600
Health Care Equipment & Supplies 1.8%
Teleflex, Inc.	24,800	8,998,928
Health Care Providers & Services 1.7%
LHC Group, Inc.(a)	54,000	8,775,540
Life Sciences Tools & Services 1.1%
Syneos Health, Inc.(a)	93,000	5,672,070
Pharmaceuticals 1.8%
Horizon Therapeutics PLC(a)	184,000	9,334,320
Total Health Care		37,483,458
Industrials 12.5%
Aerospace & Defense 1.2%
Curtiss-Wright Corp.	64,050	6,424,215
Airlines 1.0%
Skywest, Inc.	153,900	4,935,573
Building Products 1.2%
Armstrong World Industries, Inc.	83,150	6,268,678
Construction & Engineering 1.3%
MasTec, Inc.(a)	168,000	6,577,200
Electrical Equipment 2.6%
Bloom Energy Corp., Class A(a)	359,000	2,882,770
GrafTech International Ltd.	598,000	4,090,320
Sunrun, Inc.(a)	388,400	6,486,280
Total		13,459,370
Machinery 2.7%
Ingersoll Rand, Inc.(a)	232,300	6,550,860
Oshkosh Corp.	102,300	7,347,186
Total		13,898,046
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 0.8%
Korn/Ferry International	134,300	4,063,918
Road & Rail 0.6%
Knight-Swift Transportation Holdings, Inc.	72,300	3,008,403
Trading Companies & Distributors 1.1%
Triton International Ltd.	180,400	5,502,200
Total Industrials		64,137,603
Information Technology 14.0%
Communications Equipment 3.6%
Ciena Corp.(a)	152,000	8,399,520
Lumentum Holdings, Inc.(a)	74,400	5,455,008
Viavi Solutions, Inc.(a)	385,900	4,472,581
Total		18,327,109
Electronic Equipment, Instruments & Components 1.9%
SYNNEX Corp.	93,000	9,918,450
IT Services 3.5%
Booz Allen Hamilton Holdings Corp.	111,500	8,893,240
Leidos Holdings, Inc.	84,700	8,918,063
Total		17,811,303
Semiconductors & Semiconductor Equipment 3.6%
Kulicke & Soffa Industries, Inc.	193,000	4,315,480
Marvell Technology Group Ltd.	180,000	5,871,600
ON Semiconductor Corp.(a)	500,000	8,245,000
Total		18,432,080
Software 1.4%
Avaya Holdings Corp.(a)	500,000	7,300,000
Total Information Technology		71,788,942
Materials 4.1%
Chemicals 2.1%
CF Industries Holdings, Inc.	159,200	4,675,704
Huntsman Corp.	335,700	6,092,955
Total		10,768,659
Metals & Mining 2.0%
Cleveland-Cliffs, Inc.	890,000	4,645,800
Steel Dynamics, Inc.	217,100	5,766,176
Total		10,411,976
Total Materials		21,180,635

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 12.9%
Equity Real Estate Investment Trusts (REITS) 12.9%
Alexandria Real Estate Equities, Inc.	59,300	9,115,596
American Assets Trust, Inc.	150,000	3,925,500
Duke Realty Corp.	221,800	7,647,664
First Industrial Realty Trust, Inc.	242,500	9,185,900
Highwoods Properties, Inc.	132,300	5,063,121
Hudson Pacific Properties, Inc.	199,600	4,824,332
Mack-Cali Realty Corp.	350,000	5,323,500
Mid-America Apartment Communities, Inc.	45,450	5,288,562
PS Business Parks, Inc.	50,550	6,755,502
Sun Communities, Inc.	66,100	9,068,259
Total		66,197,936
Total Real Estate		66,197,936
Utilities 6.1%
Electric Utilities 2.6%
Alliant Energy Corp.	159,900	7,892,664
Pinnacle West Capital Corp.	66,100	5,149,190
Total		13,041,854
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 2.0%
New Jersey Resources Corp.	146,800	5,155,616
South Jersey Industries, Inc.	185,900	5,272,124
Total		10,427,740
Multi-Utilities 1.5%
CMS Energy Corp.	134,100	7,855,578
Total Utilities		31,325,172
Total Common Stocks (Cost $443,949,818)		494,358,672

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(b),(c)	17,163,649	17,165,366
Total Money Market Funds (Cost $17,161,701)		17,165,366
Total Investments in Securities (Cost: $461,111,519)		511,524,038
Other Assets & Liabilities, Net		1,194,691
Net Assets		512,718,729

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	27,791,259	133,197,198	(143,826,756)	3,665	17,165,366	(1,129)	365,000	17,163,649
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	23,799,945	—	—	23,799,945
Consumer Discretionary	36,733,458	—	—	36,733,458
Consumer Staples	26,592,900	—	—	26,592,900
Energy	17,300,626	—	—	17,300,626
Financials	97,817,997	—	—	97,817,997
Health Care	37,483,458	—	—	37,483,458
Industrials	64,137,603	—	—	64,137,603
Information Technology	71,788,942	—	—	71,788,942
Materials	21,180,635	—	—	21,180,635
Real Estate	66,197,936	—	—	66,197,936
Utilities	31,325,172	—	—	31,325,172
Total Common Stocks	494,358,672	—	—	494,358,672
Money Market Funds	17,165,366	—	—	17,165,366
Total Investments in Securities	511,524,038	—	—	511,524,038
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	11

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $443,949,818)	$494,358,672
Affiliated issuers (cost $17,161,701)	17,165,366
Receivable for:
Investments sold	1,819,105
Capital shares sold	131,777
Dividends	377,821
Prepaid expenses	615
Total assets	513,853,356
Liabilities
Payable for:
Capital shares purchased	923,633
Management services fees	11,557
Distribution and/or service fees	2,524
Transfer agent fees	58,738
Compensation of board members	117,024
Other expenses	21,151
Total liabilities	1,134,627
Net assets applicable to outstanding capital stock	$512,718,729
Represented by
Paid in capital	465,521,933
Total distributable earnings (loss)	47,196,796
Total - representing net assets applicable to outstanding capital stock	$512,718,729
Class A
Net assets	$343,664,073
Shares outstanding	45,102,879
Net asset value per share	$7.62
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.08
Advisor Class
Net assets	$22,034,622
Shares outstanding	2,880,887
Net asset value per share	$7.65
Class C
Net assets	$4,449,372
Shares outstanding	666,534
Net asset value per share	$6.68
Institutional Class
Net assets	$49,355,974
Shares outstanding	6,274,529
Net asset value per share	$7.87
Institutional 2 Class
Net assets	$14,612,853
Shares outstanding	1,875,661
Net asset value per share	$7.79
Institutional 3 Class
Net assets	$75,804,035
Shares outstanding	9,906,648
Net asset value per share	$7.65
Class R
Net assets	$2,797,800
Shares outstanding	376,529
Net asset value per share	$7.43
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$9,877,896
Dividends — affiliated issuers	365,000
Interfund lending	796
Foreign taxes withheld	(51,910)
Total income	10,191,782
Expenses:
Management services fees	4,919,496
Distribution and/or service fees
Class A	1,033,457
Class C	59,132
Class R	17,394
Transfer agent fees
Class A	573,086
Advisor Class	36,224
Class C	8,172
Institutional Class	86,388
Institutional 2 Class	10,052
Institutional 3 Class	7,827
Class R	4,812
Compensation of board members	14,801
Custodian fees	14,425
Printing and postage fees	55,513
Registration fees	92,395
Audit fees	25,950
Legal fees	14,077
Compensation of chief compliance officer	138
Other	18,741
Total expenses	6,992,080
Fees waived by transfer agent
Institutional 2 Class	(2,290)
Institutional 3 Class	(7,827)
Expense reduction	(60)
Total net expenses	6,981,903
Net investment income	3,209,879
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,189,106
Investments — affiliated issuers	(1,129)
Net realized gain	9,187,977
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(59,037,040)
Investments — affiliated issuers	3,665
Net change in unrealized appreciation (depreciation)	(59,033,375)
Net realized and unrealized loss	(49,845,398)
Net decrease in net assets resulting from operations	$(46,635,519)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$3,209,879	$3,832,737
Net realized gain	9,187,977	14,276,047
Net change in unrealized appreciation (depreciation)	(59,033,375)	(94,148,907)
Net decrease in net assets resulting from operations	(46,635,519)	(76,040,123)
Distributions to shareholders
Net investment income and net realized gains
Class A	(17,214,861)	(36,591,589)
Advisor Class	(1,136,624)	(3,024,772)
Class C	(230,923)	(794,226)
Institutional Class	(2,680,840)	(6,080,665)
Institutional 2 Class	(745,595)	(1,501,686)
Institutional 3 Class	(3,651,606)	(5,148,797)
Class R	(135,848)	(382,546)
Class T	—	(174)
Total distributions to shareholders	(25,796,297)	(53,524,455)
Decrease in net assets from capital stock activity	(55,544,093)	(44,892,175)
Total decrease in net assets	(127,975,909)	(174,456,753)
Net assets at beginning of year	640,694,638	815,151,391
Net assets at end of year	$512,718,729	$640,694,638
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,304,484	10,732,568	2,720,376	26,699,846
Distributions reinvested	1,916,531	17,133,787	4,366,070	36,413,021
Redemptions	(9,360,852)	(77,310,726)	(9,465,374)	(88,457,637)
Net decrease	(6,139,837)	(49,444,371)	(2,378,928)	(25,344,770)
Advisor Class
Subscriptions	705,390	5,889,240	730,654	6,942,604
Distributions reinvested	126,844	1,136,522	361,815	3,024,772
Redemptions	(1,219,110)	(10,413,741)	(2,209,882)	(20,657,443)
Net decrease	(386,876)	(3,387,979)	(1,117,413)	(10,690,067)
Class C
Subscriptions	48,681	361,527	77,960	636,798
Distributions reinvested	29,055	228,376	105,880	781,397
Redemptions	(395,422)	(2,973,428)	(1,872,311)	(16,900,216)
Net decrease	(317,686)	(2,383,525)	(1,688,471)	(15,482,021)
Institutional Class
Subscriptions	1,191,087	10,409,352	1,243,986	12,134,656
Distributions reinvested	289,660	2,670,662	704,989	6,055,852
Redemptions	(2,893,270)	(24,721,617)	(3,253,175)	(31,205,172)
Net decrease	(1,412,523)	(11,641,603)	(1,304,200)	(13,014,664)
Institutional 2 Class
Subscriptions	347,879	2,881,784	392,795	3,847,332
Distributions reinvested	57,588	525,200	119,849	1,019,920
Redemptions	(453,331)	(3,719,267)	(1,133,555)	(11,251,539)
Net decrease	(47,864)	(312,283)	(620,911)	(6,384,287)
Institutional 3 Class
Subscriptions	3,425,962	28,985,298	3,951,552	37,398,983
Distributions reinvested	407,402	3,650,327	615,708	5,147,324
Redemptions	(2,404,556)	(19,993,740)	(1,683,466)	(15,656,056)
Net increase	1,428,808	12,641,885	2,883,794	26,890,251
Class R
Subscriptions	79,825	620,553	126,192	1,197,205
Distributions reinvested	13,734	119,894	43,384	353,578
Redemptions	(209,707)	(1,756,664)	(266,131)	(2,415,403)
Net decrease	(116,148)	(1,016,217)	(96,555)	(864,620)
Class T
Redemptions	—	—	(243)	(1,997)
Net decrease	—	—	(243)	(1,997)
Total net decrease	(6,992,126)	(55,544,093)	(4,322,927)	(44,892,175)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$8.63	0.04	(0.69)	(0.65)	(0.05)	(0.31)	(0.36)
Year Ended 5/31/2019	$10.39	0.04	(1.08)	(1.04)	(0.03)	(0.69)	(0.72)
Year Ended 5/31/2018	$9.95	0.01	1.37	1.38	(0.00)(d)	(0.94)	(0.94)
Year Ended 5/31/2017	$8.57	0.01	1.39	1.40	(0.02)	—	(0.02)
Year Ended 5/31/2016	$10.03	0.02	(0.95)	(0.93)	—	(0.53)	(0.53)
Advisor Class
Year Ended 5/31/2020	$8.66	0.06	(0.69)	(0.63)	(0.07)	(0.31)	(0.38)
Year Ended 5/31/2019	$10.43	0.07	(1.10)	(1.03)	(0.05)	(0.69)	(0.74)
Year Ended 5/31/2018	$9.98	0.04	1.37	1.41	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.58	0.03	1.41	1.44	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.03	0.04	(0.96)	(0.92)	—	(0.53)	(0.53)
Class C
Year Ended 5/31/2020	$7.60	(0.02)(d)	(0.59)	(0.61)	—	(0.31)	(0.31)
Year Ended 5/31/2019	$9.29	(0.03)	(0.97)	(1.00)	—	(0.69)	(0.69)
Year Ended 5/31/2018	$9.05	(0.06)	1.24	1.18	—	(0.94)	(0.94)
Year Ended 5/31/2017	$7.83	(0.06)	1.28	1.22	—	—	—
Year Ended 5/31/2016	$9.29	(0.04)	(0.89)	(0.93)	—	(0.53)	(0.53)
Institutional Class
Year Ended 5/31/2020	$8.89	0.06	(0.70)	(0.64)	(0.07)	(0.31)	(0.38)
Year Ended 5/31/2019	$10.69	0.07	(1.13)	(1.06)	(0.05)	(0.69)	(0.74)
Year Ended 5/31/2018	$10.21	0.04	1.40	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.78	0.03	1.44	1.47	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.24	0.04	(0.97)	(0.93)	—	(0.53)	(0.53)
Institutional 2 Class
Year Ended 5/31/2020	$8.81	0.07	(0.70)	(0.63)	(0.08)	(0.31)	(0.39)
Year Ended 5/31/2019	$10.60	0.08	(1.12)	(1.04)	(0.06)	(0.69)	(0.75)
Year Ended 5/31/2018	$10.12	0.05	1.39	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.71	0.04	1.42	1.46	(0.05)	—	(0.05)
Year Ended 5/31/2016	$10.15	0.05	(0.96)	(0.91)	—	(0.53)	(0.53)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$7.62	(8.13%)	1.24%	1.24%(c)	0.44%	33%	$343,664
Year Ended 5/31/2019	$8.63	(9.81%)	1.24%	1.24%(c)	0.45%	28%	$442,029
Year Ended 5/31/2018	$10.39	14.24%	1.23%	1.23%(c)	0.14%	46%	$557,134
Year Ended 5/31/2017	$9.95	16.38%	1.25%	1.25%(c)	0.08%	57%	$569,969
Year Ended 5/31/2016	$8.57	(9.09%)	1.25%	1.25%(c)	0.22%	69%	$686,606
Advisor Class
Year Ended 5/31/2020	$7.65	(7.87%)	0.99%	0.99%(c)	0.69%	33%	$22,035
Year Ended 5/31/2019	$8.66	(9.61%)	0.99%	0.99%(c)	0.71%	28%	$28,293
Year Ended 5/31/2018	$10.43	14.47%	0.99%	0.98%(c)	0.41%	46%	$45,740
Year Ended 5/31/2017	$9.98	16.84%	1.00%	1.00%(c)	0.33%	57%	$15,800
Year Ended 5/31/2016	$8.58	(8.98%)	1.00%	1.00%(c)	0.49%	69%	$13,780
Class C
Year Ended 5/31/2020	$6.68	(8.69%)	1.99%	1.99%(c)	(0.31%)	33%	$4,449
Year Ended 5/31/2019	$7.60	(10.56%)	1.98%	1.98%(c)	(0.34%)	28%	$7,483
Year Ended 5/31/2018	$9.29	13.36%	1.98%	1.98%(c)	(0.62%)	46%	$24,831
Year Ended 5/31/2017	$9.05	15.58%	2.00%	2.00%(c)	(0.67%)	57%	$28,116
Year Ended 5/31/2016	$7.83	(9.83%)	2.00%	2.00%(c)	(0.52%)	69%	$30,361
Institutional Class
Year Ended 5/31/2020	$7.87	(7.78%)	0.99%	0.99%(c)	0.69%	33%	$49,356
Year Ended 5/31/2019	$8.89	(9.66%)	0.99%	0.99%(c)	0.70%	28%	$68,369
Year Ended 5/31/2018	$10.69	14.44%	0.98%	0.98%(c)	0.38%	46%	$96,124
Year Ended 5/31/2017	$10.21	16.79%	1.02%	1.01%(c)	0.31%	57%	$128,661
Year Ended 5/31/2016	$8.78	(8.89%)	1.00%	1.00%(c)	0.48%	69%	$21,929
Institutional 2 Class
Year Ended 5/31/2020	$7.79	(7.77%)	0.91%	0.90%	0.78%	33%	$14,613
Year Ended 5/31/2019	$8.81	(9.57%)	0.92%	0.90%	0.78%	28%	$16,950
Year Ended 5/31/2018	$10.60	14.63%	0.91%	0.90%	0.46%	46%	$26,971
Year Ended 5/31/2017	$10.12	16.81%	0.90%	0.90%	0.43%	57%	$37,489
Year Ended 5/31/2016	$8.71	(8.77%)	0.89%	0.89%	0.58%	69%	$35,946
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$8.66	0.07	(0.68)	(0.61)	(0.09)	(0.31)	(0.40)
Year Ended 5/31/2019	$10.43	0.08	(1.10)	(1.02)	(0.06)	(0.69)	(0.75)
Year Ended 5/31/2018	$9.98	0.05	1.37	1.42	(0.03)	(0.94)	(0.97)
Year Ended 5/31/2017	$8.58	0.05	1.41	1.46	(0.06)	—	(0.06)
Year Ended 5/31/2016	$10.01	0.06	(0.96)	(0.90)	—	(0.53)	(0.53)
Class R
Year Ended 5/31/2020	$8.42	0.02	(0.67)	(0.65)	(0.03)	(0.31)	(0.34)
Year Ended 5/31/2019	$10.16	0.02	(1.07)	(1.05)	(0.00)(d)	(0.69)	(0.69)
Year Ended 5/31/2018	$9.77	(0.01)	1.34	1.33	—	(0.94)	(0.94)
Year Ended 5/31/2017	$8.41	(0.02)	1.38	1.36	(0.00)(d)	—	(0.00)(d)
Year Ended 5/31/2016	$9.89	(0.00)(d)	(0.95)	(0.95)	—	(0.53)	(0.53)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$7.65	(7.75%)	0.86%	0.85%	0.83%	33%	$75,804
Year Ended 5/31/2019	$8.66	(9.48%)	0.87%	0.86%	0.85%	28%	$73,423
Year Ended 5/31/2018	$10.43	14.55%	0.87%	0.86%	0.51%	46%	$58,363
Year Ended 5/31/2017	$9.98	16.99%	0.85%	0.85%	0.48%	57%	$1,471
Year Ended 5/31/2016	$8.58	(8.80%)	0.85%	0.85%	0.72%	69%	$760
Class R
Year Ended 5/31/2020	$7.43	(8.33%)	1.49%	1.49%(c)	0.20%	33%	$2,798
Year Ended 5/31/2019	$8.42	(10.11%)	1.49%	1.49%(c)	0.19%	28%	$4,149
Year Ended 5/31/2018	$10.16	13.95%	1.48%	1.48%(c)	(0.12%)	46%	$5,986
Year Ended 5/31/2017	$9.77	16.20%	1.50%	1.50%(c)	(0.17%)	57%	$6,343
Year Ended 5/31/2016	$8.41	(9.43%)	1.50%	1.50%(c)	(0.03%)	69%	$7,409
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	19

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Small/Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
May 31, 2020
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.81% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Transactions with affiliates
For the year ended May 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $19,244,539 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2019 through September 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class. Prior to October 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
May 31, 2020
For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $277,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	117,931
Class C	—	1.00(b)	118

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.33%	1.33%
Advisor Class	1.08	1.08
Class C	2.08	2.08
Institutional Class	1.08	1.08
Institutional 2 Class	1.00	0.99
Institutional 3 Class	0.95	0.95
Class R	1.58	1.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective October 1, 2019, through September 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitment, prior to October 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than
24	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,488,413	21,307,884	25,796,297	2,610,466	50,913,989	53,524,455
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
529,639	1,069,759	—	45,713,376
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
465,810,662	108,412,841	(62,699,465)	45,713,376
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $190,812,598 and $255,585,931, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
Columbia Small/Mid Cap Value Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
May 31, 2020
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,000,000	2.70	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
26	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2020, one unaffiliated shareholder of record owned 16.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 65.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
May 31, 2020
In February 2020, the Board of Trustees approved an Agreement and Plan of Reorganization to reorganize Columbia Small/Mid Cap Value Fund with and into Columbia Select Mid Cap Value Fund. Pursuant to applicable law (including the 1940 Act) the reorganization may be implemented without shareholder approval. The reorganization occurred on July 10, 2020, and was a tax-free reorganization for U.S. federal income tax purposes.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Small/Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small/Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$8,130,129
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Small/Mid Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Small/Mid Cap Value Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
32	Columbia Small/Mid Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Small/Mid Cap Value Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
34	Columbia Small/Mid Cap Value Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Small/Mid Cap Value Fund | Annual Report 2020	35

Columbia Small/Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN198_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Quality Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Quality Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Quality Income Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	2.81	2.61	3.86
	Including sales charges		-0.25	2.00	3.55
Advisor Class*		11/08/12	3.25	2.87	4.06
Class C	Excluding sales charges	02/14/02	2.23	1.85	3.11
	Including sales charges		1.23	1.85	3.11
Institutional Class*		09/27/10	3.25	2.87	4.14
Institutional 2 Class*		11/08/12	3.35	2.98	4.14
Institutional 3 Class*		10/01/14	3.40	3.06	4.12
Class R*		03/01/16	2.74	2.39	3.57
Bloomberg Barclays U.S. Mortgage-Backed Securities Index			6.53	3.09	3.18
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Quality Income Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Quality Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Asset-Backed Securities — Non-Agency	10.1
Commercial Mortgage-Backed Securities - Agency	3.4
Commercial Mortgage-Backed Securities - Non-Agency	7.9
Money Market Funds	4.2
Options Purchased Puts	0.0(a)
Residential Mortgage-Backed Securities - Agency	54.8
Residential Mortgage-Backed Securities - Non-Agency	19.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2020)
AAA rating	38.2
AA rating	28.0
A rating	3.7
BBB rating	13.1
BB rating	2.9
B rating	1.8
CCC rating	0.1
Not rated	12.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Quality Income Fund | Annual Report 2020

Manager Discussion of Fund Performance
At May 31, 2020, approximately 36.71% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned 2.81% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, returned 6.53% over the same period. The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency mortgage-backed securities (MBS) detracted notably from performance vs. the benchmark.
Focus shifted from trade and monetary policy to COVID-19 pandemic
As the period opened, the impact on credit sentiment of trade war tensions and concerns around global economic growth was largely offset by increasingly dovish policies from global central banks. While U.S. economic growth appeared to be holding up relatively well, bolstered by a healthy consumer and strong employment, a declining manufacturing purchasing managers’ index and higher tariffs led to increased fears of a U.S. recession. Responding to these concerns, the Federal Reserve (Fed) implemented three successive quarter-point reductions in its benchmark overnight lending rate, ultimately leaving the target range at 1.50% to 1.75% at its October 30th Open Market Committee meeting. However, the Fed signaled that this would likely represent the culmination of its mid-cycle lowering of rates, leading Treasuries to bump higher and to a cooling in bond market returns. As 2019 drew to a close, signs of firmer economic growth and an improved tone to trade negotiations supported outperformance by more credit-sensitive areas of the bond market.
While the optimistic backdrop was maintained into the new year, the financial markets experienced an historic disruption beginning in the middle of February 2020. The rapid downturn in risk markets was driven by the impact of COVID-19, which quickly became a pandemic after first surfacing in China. March saw the global economy all but grind to a halt due to the implementation by governments and businesses of extreme measures to contain the spread of COVID-19. In financial markets, uncertainty over the magnitude of the crisis and the need to raise cash drove massive selling across most asset classes and a flight-to-safety that led U.S. Treasury yields to historic lows. The volume of selling in U.S. fixed-income markets led to price dislocations in all segments, without regard to quality.
The unprecedented shuttering of large swaths of the U.S. economy spurred an extraordinary response from monetary and fiscal policymakers. The Fed rolled out a range of programs aimed at restoring liquidity, credit availability and confidence that went even beyond the 2008 financial crisis playbook. The measures included slashing the benchmark federal funds target rate to zero and committing to unlimited purchases of U.S. Treasuries and agency MBS as needed. In turn, Congress passed a $2.2 trillion stimulus package in late March. The rapid and massive policy response allowed credit-sensitive assets to regain a significant portion of the lost ground over April and May.
Credit exposure weighed on performance
The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency MBS detracted notably from performance vs. the benchmark. In this vein, exposure to non-agency residential MBS, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all weighed on performance. These segments suffered in the liquidity-driven downdraft as COVID-19 concerns led to wholesale liquidations across most asset classes regardless of quality. The Fund’s hedging of credit risk through short sales of high-yield corporate and CMBS credit default swap indices offset to a degree the negative impact of exposure to these non-agency structured assets.
Positioning in agency collateralized mortgage obligations contributed positively to performance, as we held call-protected collateral that held up well as Treasury yields declined. The Fund’s exposure to agency MBS passthroughs was essentially a neutral factor in performance.
The Fund’s positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity did not have a material impact on return relative to the benchmark.
Columbia Quality Income Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The Fund used three types of derivative securities investments during the period to control risks. The Fund invested in Treasury futures contracts and options on interest rate swaps to manage interest rate risk and protect against market volatility. In addition, we utilized credit default swap options in order to manage credit risk. The Fund experienced a negative impact from Treasury futures as the underlying prices of bonds rose while the Treasury futures hedge declined in value as rates rallied throughout the year. Options on interest rate swaps and credit default swap options had a positive impact on the Fund during the period.
At period’s end
April and May 2020 saw a significant recovery in credit-sensitive fixed-income assets on the back of the Fed’s open-ended commitment to support these markets. The Fund intends to continue investing in agency MBS as well as a range of high-quality segments of the market that can provide incremental yield including non-agency MBS, CMBS and ABS.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Asia Pacific region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector that may be negatively affected by similar market or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Quality Income Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,007.40	1,020.39	4.49	4.52	0.90
Advisor Class	1,000.00	1,000.00	1,008.60	1,021.63	3.25	3.27	0.65
Class C	1,000.00	1,000.00	1,003.60	1,016.66	8.22	8.27	1.65
Institutional Class	1,000.00	1,000.00	1,008.60	1,021.63	3.25	3.27	0.65
Institutional 2 Class	1,000.00	1,000.00	1,009.10	1,022.13	2.75	2.77	0.55
Institutional 3 Class	1,000.00	1,000.00	1,009.40	1,022.33	2.55	2.56	0.51
Class R	1,000.00	1,000.00	1,006.20	1,019.14	5.74	5.77	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Quality Income Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 13.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	2.835%	8,000,000	7,511,976
Avant Loans Funding Trust(a)
Subordinated Series 2018-B Class B
07/15/2022	4.110%	9,751,257	9,834,681
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	2.774%	5,000,000	4,668,415
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	2.919%	6,750,000	6,033,987
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	2.639%	12,500,000	11,707,725
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class B
10/15/2025	4.100%	8,500,000	8,224,663
Subordinated Series 2018-P1 Class B
07/15/2025	4.070%	12,310,000	12,109,235
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class B
02/17/2026	6.170%	5,500,000	5,067,986
ENVA LLC(a)
Series 2019-A Class A
06/22/2026	3.960%	1,574,715	1,515,667
LendingClub Receivables Trust(a)
Series 2019-11 Class A
12/15/2045	3.750%	6,521,558	6,467,980
Series 2019-2 Class A
08/15/2025	4.000%	4,577,195	4,537,973
Series 2019-3 Class A
10/15/2025	3.750%	7,276,748	7,215,905
Series 2019-5 Class A
12/15/2045	3.750%	9,201,764	9,126,313
Series 2019-7 Class A
01/15/2027	3.750%	6,603,535	6,580,235
Series 2019-8 Class A
12/15/2045	3.750%	6,365,132	6,326,843
Series 2020-1 Class A
01/16/2046	3.500%	8,802,878	8,733,083
Series 2020-2 Class A
02/15/2046	3.600%	4,407,961	4,392,101
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	3.059%	7,000,000	6,482,203
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	5.198%	6,000,000	5,735,760
Marlette Funding Trust(a)
Subordinated Series 2018-2A Class C
07/17/2028	4.370%	8,250,000	7,727,735
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(d)
Series 2018-SC1 Class B
09/18/2023	1.000%	1,606,826	1,590,758
OHA Credit Funding 4 Ltd.(a),(b)
Series 2019-4A Class A2
3-month USD LIBOR + 1.650% Floor 1.650% 10/22/2032	3.586%	9,000,000	8,817,228
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	8.348%	2,812,925	2,128,647
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	7.768%	4,300,000	2,956,456
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	2.510%	7,000,000	6,642,405
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	7,627,929	7,389,741
Prosper Marketplace Issuance Trust(a)
Series 2019-3A Class B
07/15/2025	3.590%	4,000,000	3,760,844
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	2,128,625	2,098,497
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	4,537,502	4,448,764
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	8,804,000	6,669,388
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	2.769%	26,500,000	25,760,332
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	7.069%	7,000,000	5,483,478
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	2.919%	7,800,000	7,633,509
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	2.619%	6,500,000	6,278,714
Sounds Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	2.885%	10,000,000	9,376,640
Total Asset-Backed Securities — Non-Agency (Cost $254,737,642)			241,035,867

Commercial Mortgage-Backed Securities - Agency 4.4%

Federal National Mortgage Association(e)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	15,000,000	16,457,481
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,952,311	19,249,949
FRESB Mortgage Trust(e)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	12,352,869	13,303,018
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	7,137,327	7,431,019
Government National Mortgage Association(e),(f)
Series 2019-102 Class IB
03/16/2060	0.899%	27,245,675	2,063,029
Series 2019-109 Class IO
04/16/2060	0.835%	49,491,092	3,386,567
Series 2019-118 Class IO
06/16/2061	0.846%	60,642,171	4,125,426
Series 2019-131 Class IO
07/16/2061	0.931%	46,671,113	3,456,131
Series 2019-134 Class IO
08/16/2061	0.888%	35,763,707	2,630,853
Series 2019-139 Class IO
11/16/2061	0.798%	37,648,418	2,467,937
Series 2020-19 Class IO
12/16/2061	1.012%	38,745,542	3,239,554
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-3 Class IO
02/16/2062	0.951%	38,848,563	2,915,569
Total Commercial Mortgage-Backed Securities - Agency (Cost $78,961,206)			80,726,533

Commercial Mortgage-Backed Securities - Non-Agency 10.3%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	2.434%	4,490,000	3,390,507
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.984%	6,500,000	5,152,204
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	1.954%	3,830,000	3,278,601
Series 2018-GW Class E
1-month USD LIBOR + 1.970% Floor 1.970% 05/15/2035	2.154%	7,000,000	5,853,695
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	5,000,000	4,387,500
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.584%	4,200,000	3,885,046
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.684%	3,000,000	2,722,530
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.434%	17,000,000	15,300,160
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.184%	3,675,000	3,188,101
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	11,560,000	9,027,098
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	10,400,000	7,585,460

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	4,050,000	2,767,584
Hilton U.S.A. Trust(a),(e)
Series 2016-HHV Class D
11/05/2038	4.194%	6,400,000	5,685,250
Series 2016-HHV Class F
11/05/2038	4.194%	15,500,000	11,888,976
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	7,404,673
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	5,000,000	4,726,880
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR3 Class E
1-month USD LIBOR + 2.000% Floor 2.000% 07/17/2037	2.172%	5,320,000	5,016,482
JPMorgan Chase Commercial Mortgage Securities Trust(a),(e)
Subordinated Series 2016-WIKI Class D
10/05/2031	4.009%	5,000,000	4,446,354
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class D
11/10/2036	3.177%	5,500,000	4,731,609
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	4,000,000	3,939,114
Series 2018-SF3 Class B
10/17/2035	4.079%	21,000,000	21,506,644
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,470,000	5,348,128
Series 2019-SFR4 Class E
10/17/2036	3.435%	11,000,000	10,313,686
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,000,000	7,354,450
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	13,650,000	13,239,196
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	5,000,000	4,693,125
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.284%	6,800,000	5,929,389
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	2.284%	6,700,000	5,629,716
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $204,224,977)			188,392,158

Residential Mortgage-Backed Securities - Agency 71.3%

Federal Home Loan Mortgage Corp.
04/01/2022	6.500%	8,394	8,501
10/01/2024- 04/01/2040	5.000%	6,388,203	7,314,797
06/01/2030	5.500%	3,233,484	3,565,080
04/01/2041- 11/01/2045	4.000%	25,472,086	28,012,140
08/01/2041	4.500%	4,606,449	5,126,592
03/01/2042- 11/01/2046	3.500%	73,405,147	80,300,241
11/01/2043- 01/01/2050	3.000%	71,562,809	75,703,423
Federal Home Loan Mortgage Corp.(b),(f)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	5.766%	8,919,982	1,552,213
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.766%	9,791,427	2,074,924
CMO Series 3913 Class SW
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 09/15/2040	6.416%	1,332,932	114,825
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	6.016%	9,340,288	573,993
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	5.966%	3,129,334	242,171
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	5.916%	1,574,108	90,008

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.716%	4,108,755	853,091
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	5.766%	9,336,229	1,968,508
CMO Series 4935 Class JS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/25/2049	5.882%	15,328,060	3,230,668
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.786%	10,461,633	2,078,114
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	5.816%	4,357,341	817,665
Federal Home Loan Mortgage Corp.(f)
CMO Series 304 Class C69
12/15/2042	4.000%	3,590,624	476,821
CMO Series 3800 Class HI
01/15/2040	4.500%	1,207,644	54,448
CMO Series 4120 Class AI
11/15/2039	3.500%	4,271,323	161,228
CMO Series 4121 Class IA
01/15/2041	3.500%	4,890,345	275,152
CMO Series 4122 Class JI
12/15/2040	4.000%	3,292,434	238,862
CMO Series 4139 Class CI
05/15/2042	3.500%	3,673,637	427,658
CMO Series 4147 Class CI
01/15/2041	3.500%	5,923,439	356,267
CMO Series 4148 Class BI
02/15/2041	4.000%	3,491,029	197,805
CMO Series 4177 Class IY
03/15/2043	4.000%	8,206,646	1,315,229
CMO Series 4182 Class DI
05/15/2039	3.500%	6,244,153	180,395
CMO Series 4213 Class DI
06/15/2038	3.500%	4,673,790	124,562
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4215 Class IL
07/15/2041	3.500%	5,413,655	222,967
Federal Home Loan Mortgage Corp.(e),(f)
CMO Series 4068 Class GI
09/15/2036	2.814%	6,286,805	414,480
CMO Series 4107 Class KS
06/15/2038	2.920%	5,204,128	332,404
CMO Series 4620 Class AS
11/15/2042	2.667%	8,876,838	531,729
Federal Home Loan Mortgage Corp.(b)
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.909%	18,000,000	4,848,750
Federal National Mortgage Association
09/01/2022- 09/01/2036	6.500%	2,680,123	3,110,915
11/01/2022- 07/01/2023	6.000%	105,995	111,790
04/01/2029- 09/01/2041	5.000%	30,592,780	35,036,913
04/01/2033- 04/01/2041	5.500%	2,019,804	2,366,406
11/01/2034- 09/01/2049	3.500%	156,637,445	168,644,338
03/01/2036- 08/01/2041	4.500%	19,497,484	21,631,828
02/01/2041- 01/01/2042	4.000%	22,897,921	25,215,279
11/01/2046- 01/01/2047	3.000%	85,105,683	92,211,055
CMO Series 2017-72 Class B
09/25/2047	3.000%	12,186,710	12,998,323
Federal National Mortgage Association(b),(f)
CMO Series 2005-74 Class NI
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 05/25/2035	5.912%	8,723,791	1,392,489
CMO Series 2007-54 Class DI
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2037	5.932%	8,640,304	2,048,329
CMO Series 2012-80 Class DS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 06/25/2039	6.482%	2,576,185	197,094

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	5.932%	4,850,121	517,405
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	5.982%	14,432,074	2,597,068
CMO Series 2016-101 Class SK
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2047	5.782%	27,982,110	6,333,001
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	5.682%	17,013,675	3,809,360
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	5.832%	24,980,584	5,805,790
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	5.832%	21,332,767	4,428,478
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.982%	18,153,317	3,895,535
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	83,892,993	7,545,034
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	5.982%	12,839,872	3,143,352
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.882%	42,952,186	9,199,886
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-57 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.882%	25,938,305	5,079,550
CMO Series 2019-77 Class SP
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2050	5.782%	29,592,780	5,936,264
Federal National Mortgage Association(f),(g)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	5,665,707	6
Federal National Mortgage Association(f)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	12,658,498	480,687
CMO Series 2012-121 Class GI
08/25/2039	3.500%	3,203,847	106,448
CMO Series 2012-129 Class IC
01/25/2041	3.500%	7,290,279	442,847
CMO Series 2012-133 Class EI
07/25/2031	3.500%	2,484,132	131,928
CMO Series 2012-134 Class AI
07/25/2040	3.500%	11,225,052	585,516
CMO Series 2012-144 Class HI
07/25/2042	3.500%	3,324,310	392,162
CMO Series 2013-1 Class AI
02/25/2043	3.500%	3,820,479	496,231
CMO Series 2013-1 Class BI
02/25/2040	3.500%	2,118,655	128,577
CMO Series 2013-16
01/25/2040	3.500%	7,918,571	496,913
CMO Series 2013-41 Class IY
05/25/2040	3.500%	8,205,616	385,663
CMO Series 2013-6 Class MI
02/25/2040	3.500%	6,581,578	334,851
CMO Series 417 Class C4
02/25/2043	3.500%	12,483,893	1,850,519
Federal National Mortgage Association(b)
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.896%	22,158,248	6,633,626
Government National Mortgage Association
12/15/2031- 02/15/2032	6.500%	174,665	196,439
01/15/2039- 08/20/2040	5.000%	9,436,152	10,720,123

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(h)
04/20/2048	4.500%	32,806,383	35,629,259
Government National Mortgage Association(f)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	5,932,485	986,248
CMO Series 2012-129 Class AI
08/20/2037	3.000%	5,395,572	258,480
CMO Series 2014-131 Class EI
09/16/2039	4.000%	10,858,498	947,112
CMO Series 2015-175 Class AI
10/16/2038	3.500%	22,027,186	2,305,460
CMO Series 2019-129 Class AI
10/20/2049	3.500%	26,331,611	3,238,793
Government National Mortgage Association(b),(f)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	6.018%	14,793,808	4,067,996
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.029%	14,959,881	3,483,655
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.029%	20,538,713	4,336,889
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.029%	17,241,243	2,551,454
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	5.979%	8,403,857	1,754,708
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.979%	18,917,514	3,766,959
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	6.029%	15,075,653	3,401,752
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.029%	11,032,989	2,273,388
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.029%	10,676,649	2,245,492
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.029%	16,148,601	3,546,134
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.029%	15,467,401	3,732,714
CMO Series 2019-119 Class GS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	5.929%	26,805,424	2,927,914
CMO Series 2019-21 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.879%	18,471,227	3,280,372
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.879%	17,665,336	3,590,743
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	5.929%	27,857,286	5,429,405
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	5.868%	25,322,326	7,169,184
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	5.929%	18,593,562	4,502,846

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association TBA(i)
06/22/2050	3.000%	47,000,000	49,753,906
06/22/2050	3.500%	10,500,000	11,132,461
Uniform Mortgage-Backed Security TBA(i)
06/17/2035- 06/11/2050	3.000%	93,000,000	97,918,089
06/11/2050	2.500%	60,000,000	62,252,344
06/11/2050	3.500%	138,500,000	146,106,679
06/11/2050	4.000%	120,000,000	127,748,437
06/11/2050	4.500%	30,000,000	32,409,375
Total Residential Mortgage-Backed Securities - Agency (Cost $1,265,661,669)			1,303,171,977

Residential Mortgage-Backed Securities - Non-Agency 25.5%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	3,436,178	3,455,533
Angel Oak Mortgage Trust I LLC(a),(e)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	9,583,000	8,954,756
CMO Series 2018-2 Class M1
07/27/2048	4.343%	5,495,000	5,299,378
CMO Series 2019-2 Class M1
03/25/2049	4.065%	10,500,000	10,221,195
Angel Oak Mortgage Trust LLC(a),(e)
CMO Series 2017-1 Class M1
01/25/2047	4.629%	4,545,000	4,401,480
CMO Series 2017-3 Class M1
11/25/2047	3.900%	4,500,000	4,188,261
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	3,124,766	3,131,338
CMO Series 2018-1 Class A3
04/25/2048	4.218%	6,365,265	6,263,444
ASG Resecuritization Trust(a),(e)
CMO Series 2013-2 Class 2A70
11/28/2035	3.685%	229,522	229,590
Bayview Opportunity Master Fund IVb Trust(a)
Subordinated CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,307,370
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	1.518%	7,898,839	7,590,442
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.768%	8,250,000	7,476,482
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	2.018%	10,976,086	10,557,406
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.918%	10,000,000	9,213,482
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.768%	19,000,000	17,284,161
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.918%	7,000,000	6,033,886
CIM Trust(a),(e)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	3,644,009	3,704,572
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2009-11 Class 1A2
02/25/2037	4.182%	710,197	656,382
CMO Series 2014-A Class B2
01/25/2035	5.504%	1,589,784	1,662,867
CMO Series 2014-C Class A
02/25/2054	3.250%	335,234	336,230
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	5,081,916	5,271,735
COLT Mortgage Loan Trust(a),(e)
CMO Series 2018-2 Class M1
07/27/2048	4.189%	5,000,000	4,936,126
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.318%	5,564,188	4,626,755
Credit Suisse Mortgage Capital Certificates(a),(e)
CMO Series 2014-2R Class 17A2
04/27/2037	4.026%	872,515	861,397
CSMC Trust(a)
CMO Series 2018-RPL7 Class A1
08/26/2058	4.000%	7,883,742	7,696,488
CMO Series 2020-RPL2 Class A12
02/25/2060	3.578%	4,989,899	4,977,855
Deephaven Residential Mortgage Trust(a),(e)
CMO Series 2018-4A Class M1
10/25/2058	4.735%	12,000,000	11,273,100
Subordinated CMO Series 2018-4A Class B1
10/25/2058	5.535%	5,205,000	4,796,936

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.968%	5,233,613	4,993,723
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.618%	14,700,000	12,958,739
Ellington Financial Mortgage Trust(a),(e)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	2,990,000	2,938,980
FMC GMSR Issuer Trust(a),(e)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	11,500,000	10,100,687
GCAT Trust(a),(e)
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	3,391,371	3,310,644
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.068%	6,800,000	6,586,801
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	8,139,356	7,293,444
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	8,000,000	7,068,075
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	13,570,000	12,468,420
Homeward Opportunities Fund I Trust(a),(e)
CMO Series 2019-3 Class M1
11/25/2059	3.518%	6,172,000	5,555,806
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	3,125,234	2,863,530
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	5,722,191	5,367,696
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	2,349,110	2,339,018
New Residential Mortgage Loan Trust(a),(e),(f)
CMO Series 2014-1A Class AIO
01/25/2054	2.320%	18,400,477	1,045,887
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	3,690,481	3,633,850
Subordinated CMO Series 2018-PLS2 Class B
02/25/2023	3.709%	3,322,941	3,341,445
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.118%	5,500,000	5,036,898
OMSR(a),(c),(d)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	16,464,179	13,212,503
PMT Credit Risk Transfer Trust(a),(b),(c),(d)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.170%	11,529,304	10,383,386
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.920%	6,749,196	5,914,813
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.018%	26,500,000	23,651,764
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.818%	24,500,000	21,553,961
Preston Ridge Partners Mortgage LLC(a),(e)
CMO Series 2019-1A Class A1
01/25/2024	4.500%	6,327,989	6,238,666
PRPM LLC(a),(e)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	24,057,077	23,179,954
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	2.118%	2,298,702	2,228,335
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	1.618%	7,400,000	6,490,595
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.918%	5,000,000	4,593,712
RBSSP Resecuritization Trust(a),(e)
CMO Series 2012-1 Class 5A2
12/27/2035	3.914%	1,809,459	1,802,798
RCO Trust(a),(e)
CMO Series 2018-VFS1 Class A3
12/26/2053	4.673%	11,044,930	11,128,886

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RCO V Mortgage LLC(a),(e)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	2,835,883	2,699,153
Residential Mortgage Loan Trust(a),(e)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	2,771,349	2,739,336
Starwood Mortgage Residential Trust(a),(e)
CMO Series 2018-IMC1 Class M1
03/25/2048	4.589%	4,000,000	3,928,833
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	10,450,000	9,942,244
CMO Series 2019-1 Class A1
03/25/2022	4.458%	4,000,000	3,904,550
Toorak Mortgage Corp., Ltd.(e)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	11,000,000	10,121,959
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	7,500,000	6,362,613
Vendee Mortgage Trust(e),(f)
CMO Series 1998-1 Class 2IO
03/15/2028	0.151%	896,721	4,095
CMO Series 1998-3 Class IO
03/15/2029	0.000%	1,013,317	139
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(e)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	4,822,286	4,563,930
Vericrest Opportunity Loan Trust(a),(e)
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	2,081,472	1,962,103
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	2,460,681	2,332,001
CMO Series 2019-NPL8 Class A1B
11/25/2049	4.090%	7,500,000	5,931,057
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-NPL7 Class A1B
10/25/2049	3.967%	8,000,000	6,304,649
Verus Securitization Trust(a),(e)
CMO Series 2018-INV1 Class A2
03/25/2058	3.849%	1,354,988	1,353,419
CMO Series 2018-INV1 Class A3
03/25/2058	4.052%	1,781,558	1,768,899
CMO Series 2019-3 Class M1
07/25/2059	3.139%	4,495,000	3,707,365
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	3,697,417	3,594,647
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,700,000	5,558,540
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $493,782,626)			466,471,195

Options Purchased Puts 0.0%
Value ($)
(Cost $2,825,500)	134

Money Market Funds 5.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(j),(k)	100,569,441	100,579,498
Total Money Market Funds (Cost $100,580,487)		100,579,498
Total Investments in Securities (Cost: $2,400,774,107)		2,380,377,362
Other Assets & Liabilities, Net		(552,524,020)
Net Assets		1,827,853,342

At May 31, 2020, securities and/or cash totaling $12,726,890 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	459	09/2020	USD	63,829,688	214,120	—
U.S. Treasury 5-Year Note	756	09/2020	USD	94,972,500	139,603	—
Total					353,723	—

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(20)	09/2020	USD	(3,567,500)	—	(6,294)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	225,000,000	225,000,000	2.00	07/10/2020	1,912,500	90
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	110,000,000	110,000,000	2.00	07/10/2020	913,000	44
Total							2,825,500	134

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	1,200,000	327,811	(500)	74,105	—	253,206	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	9,000,000	2,511,558	(3,750)	470,113	—	2,037,695	—
Total							2,839,369	(4,250)	544,218	—	2,290,901	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	8.100	USD	16,000,000	(4,464,992)	6,667	—	(3,248,098)	—	(1,210,227)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	12.445	USD	5,000,000	(1,295,060)	2,083	—	(296,037)	—	(996,940)
Total								(5,760,052)	8,750	—	(3,544,135)	—	(2,207,167)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	5.538	USD	37,729,250	1,202,349	—	—	1,202,349	—
Markit CDX North America High Yield Index, Series 34	Morgan Stanley	06/20/2025	5.000	Quarterly	5.494	USD	18,620,000	850,652	—	—	850,652	—
Total								2,053,001	—	—	2,053,001	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
May 31, 2020
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2020, the total value of these securities amounted to $885,773,027, which represents 48.46% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2020.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2020, the total value of these securities amounted to $31,101,460, which represents 1.70% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2020.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Zero coupon bond.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Represents a security purchased on a when-issued basis.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	61,814,927	916,519,595	(877,754,035)	(989)	100,579,498	31,549	931,186	100,569,441
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	239,445,109	1,590,758	241,035,867
Commercial Mortgage-Backed Securities - Agency	—	80,726,533	—	80,726,533
Commercial Mortgage-Backed Securities - Non-Agency	—	188,392,158	—	188,392,158
Residential Mortgage-Backed Securities - Agency	—	1,303,171,977	—	1,303,171,977
Residential Mortgage-Backed Securities - Non-Agency	—	436,960,493	29,510,702	466,471,195
Options Purchased Puts	—	134	—	134
Money Market Funds	100,579,498	—	—	100,579,498
Total Investments in Securities	100,579,498	2,248,696,404	31,101,460	2,380,377,362
Investments in Derivatives
Asset
Futures Contracts	353,723	—	—	353,723
Swap Contracts	—	4,343,902	—	4,343,902
Liability
Futures Contracts	(6,294)	—	—	(6,294)
Swap Contracts	—	(2,207,167)	—	(2,207,167)
Total	100,926,927	2,250,833,139	31,101,460	2,382,861,526
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2020 ($)
Asset-Backed Securities — Non-Agency	14,847,098	170,306	(11,306,717)	5,784,494	—	(7,904,423)	—	—	1,590,758
Residential Mortgage-Backed Securities — Non-Agency	16,872,297	5,695	4	(3,585,484)	27,517,184	(4,296,364)	9,869,667	(16,872,297)	29,510,702
Total	31,719,395	176,001	(11,306,713)	2,199,010	27,517,184	(12,200,787)	9,869,667	(16,872,297)	31,101,460
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2020, was $(3,671,858), which is comprised of Asset-Backed Securities - Non-Agency of $(86,374) and Residential Mortgage-Backed Securities — Non-Agency of $(3,585,484).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 are valued using the market approach and either utilize single market quotations from broker dealers or apply an average of pricing vendor quotes which may have included, but was not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to the utilization of averaging pricing vendor quotes. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Annual Report 2020

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,297,368,120)	$2,279,797,730
Affiliated issuers (cost $100,580,487)	100,579,498
Options purchased (cost $2,825,500)	134
Cash	6,226,590
Cash collateral held at broker for:
Swap contracts	3,324,000
TBA	633,000
Margin deposits on:
Swap contracts	6,834,818
Unrealized appreciation on swap contracts	2,290,901
Upfront payments on swap contracts	544,218
Receivable for:
Investments sold	5,802,753
Capital shares sold	4,462,085
Dividends	16,567
Interest	6,036,023
Variation margin for futures contracts	357,750
Variation margin for swap contracts	114,885
Expense reimbursement due from Investment Manager	1,233
Prepaid expenses	966
Total assets	2,417,023,151
Liabilities
Unrealized depreciation on swap contracts	2,207,167
Upfront receipts on swap contracts	3,544,135
Payable for:
Investments purchased	17,822,094
Investments purchased on a delayed delivery basis	527,969,465
Capital shares purchased	33,175,458
Distributions to shareholders	4,044,282
Variation margin for futures contracts	26,250
Management services fees	24,815
Distribution and/or service fees	3,511
Transfer agent fees	136,203
Compensation of board members	139,505
Other expenses	76,924
Total liabilities	589,169,809
Net assets applicable to outstanding capital stock	$1,827,853,342
Represented by
Paid in capital	1,841,428,195
Total distributable earnings (loss)	(13,574,853)
Total - representing net assets applicable to outstanding capital stock	$1,827,853,342
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	21

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$421,105,461
Shares outstanding	75,861,216
Net asset value per share	$5.55
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.72
Advisor Class
Net assets	$99,749,070
Shares outstanding	17,980,103
Net asset value per share	$5.55
Class C
Net assets	$21,451,779
Shares outstanding	3,858,109
Net asset value per share	$5.56
Institutional Class
Net assets	$522,049,827
Shares outstanding	94,117,238
Net asset value per share	$5.55
Institutional 2 Class
Net assets	$30,795,029
Shares outstanding	5,549,969
Net asset value per share	$5.55
Institutional 3 Class
Net assets	$729,991,126
Shares outstanding	132,118,876
Net asset value per share	$5.53
Class R
Net assets	$2,711,050
Shares outstanding	488,852
Net asset value per share	$5.55
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Annual Report 2020

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$4,011,000
Dividends — affiliated issuers	931,186
Interest	62,880,069
Total income	67,822,255
Expenses:
Management services fees	9,447,617
Distribution and/or service fees
Class A	1,106,693
Class C	218,260
Class R	10,396
Transfer agent fees
Class A	671,490
Advisor Class	154,827
Class C	33,099
Institutional Class	893,484
Institutional 2 Class	21,015
Institutional 3 Class	57,055
Class R	3,123
Compensation of board members	30,510
Custodian fees	42,666
Printing and postage fees	96,684
Registration fees	149,033
Audit fees	46,538
Legal fees	27,751
Interest on collateral	119,261
Compensation of chief compliance officer	416
Other	45,961
Total expenses	13,175,879
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(306,918)
Fees waived by transfer agent
Institutional 2 Class	(2,175)
Expense reduction	(4,505)
Total net expenses	12,862,281
Net investment income	54,959,974
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	26,055,285
Investments — affiliated issuers	31,549
Futures contracts	511,282
Options purchased	47,064,003
Options contracts written	(41,860,747)
Swap contracts	5,340,631
Net realized gain	37,142,003
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(29,565,046)
Investments — affiliated issuers	(989)
Futures contracts	(3,605,157)
Options purchased	(14,648,781)
Options contracts written	15,144,400
Swap contracts	1,532,911
Net change in unrealized appreciation (depreciation)	(31,142,662)
Net realized and unrealized gain	5,999,341
Net increase in net assets resulting from operations	$60,959,315
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	23

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$54,959,974	$59,289,077
Net realized gain (loss)	37,142,003	(5,487,893)
Net change in unrealized appreciation (depreciation)	(31,142,662)	58,834,083
Net increase in net assets resulting from operations	60,959,315	112,635,267
Distributions to shareholders
Net investment income and net realized gains
Class A	(10,743,259)	(11,231,073)
Advisor Class	(2,723,593)	(2,306,445)
Class C	(365,541)	(408,780)
Institutional Class	(15,728,948)	(14,727,707)
Institutional 2 Class	(994,596)	(937,450)
Institutional 3 Class	(20,779,403)	(20,378,856)
Class R	(44,601)	(24,671)
Class T	—	(2,577)
Total distributions to shareholders	(51,379,941)	(50,017,559)
Decrease in net assets from capital stock activity	(83,713,914)	(105,974,940)
Total decrease in net assets	(74,134,540)	(43,357,232)
Net assets at beginning of year	1,901,987,882	1,945,345,114
Net assets at end of year	$1,827,853,342	$1,901,987,882
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	15,841,549	88,079,072	11,970,932	64,242,270
Distributions reinvested	1,398,204	7,771,342	1,471,294	7,916,664
Redemptions	(23,511,870)	(130,338,689)	(23,955,366)	(127,921,903)
Net decrease	(6,272,117)	(34,488,275)	(10,513,140)	(55,762,969)
Advisor Class
Subscriptions	14,798,429	81,860,036	6,934,542	37,226,888
Distributions reinvested	392,539	2,178,983	287,982	1,548,840
Redemptions	(13,633,562)	(75,547,739)	(6,861,203)	(36,641,228)
Net increase	1,557,406	8,491,280	361,321	2,134,500
Class C
Subscriptions	977,359	5,420,580	555,406	2,994,174
Distributions reinvested	62,531	348,001	70,923	382,433
Redemptions	(1,300,151)	(7,231,271)	(2,090,248)	(11,172,441)
Net decrease	(260,261)	(1,462,690)	(1,463,919)	(7,795,834)
Institutional Class
Subscriptions	32,461,597	180,116,655	46,831,622	250,777,561
Distributions reinvested	2,173,050	12,070,688	1,949,794	10,496,985
Redemptions	(49,744,463)	(276,224,649)	(39,834,104)	(212,981,235)
Net increase (decrease)	(15,109,816)	(84,037,306)	8,947,312	48,293,311
Institutional 2 Class
Subscriptions	2,278,717	12,688,994	3,962,690	21,217,275
Distributions reinvested	178,548	992,064	174,084	937,101
Redemptions	(3,714,095)	(20,672,675)	(3,738,737)	(19,969,399)
Net increase (decrease)	(1,256,830)	(6,991,617)	398,037	2,184,977
Institutional 3 Class
Subscriptions	59,250,942	326,731,526	29,217,804	156,038,543
Distributions reinvested	3,591,474	19,880,834	3,791,818	20,297,507
Redemptions	(56,662,664)	(313,100,622)	(51,061,851)	(271,798,342)
Net increase (decrease)	6,179,752	33,511,738	(18,052,229)	(95,462,292)
Class R
Subscriptions	322,806	1,799,356	193,955	1,040,207
Distributions reinvested	8,000	44,383	4,534	24,452
Redemptions	(105,350)	(580,783)	(72,870)	(392,144)
Net increase	225,456	1,262,956	125,619	672,515
Class T
Subscriptions	—	—	15	116
Distributions reinvested	—	—	421	2,239
Redemptions	—	—	(45,229)	(241,503)
Net decrease	—	—	(44,793)	(239,148)
Total net decrease	(14,936,410)	(83,713,914)	(20,241,792)	(105,974,940)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$5.53	0.14	0.01	0.15	(0.13)	—	(0.13)
Year Ended 5/31/2019	$5.34	0.16	0.16	0.32	(0.13)	—	(0.13)
Year Ended 5/31/2018	$5.48	0.14	(0.13)	0.01	(0.15)	—	(0.15)
Year Ended 5/31/2017	$5.48	0.13	0.01	0.14	(0.11)	(0.03)	(0.14)
Year Ended 5/31/2016	$5.55	0.13	(0.05)	0.08	(0.13)	(0.02)	(0.15)
Advisor Class
Year Ended 5/31/2020	$5.52	0.16	0.02	0.18	(0.15)	—	(0.15)
Year Ended 5/31/2019	$5.34	0.17	0.16	0.33	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.48	0.15	(0.12)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Class C
Year Ended 5/31/2020	$5.53	0.10	0.02	0.12	(0.09)	—	(0.09)
Year Ended 5/31/2019	$5.35	0.12	0.15	0.27	(0.09)	—	(0.09)
Year Ended 5/31/2018	$5.49	0.10	(0.13)	(0.03)	(0.11)	—	(0.11)
Year Ended 5/31/2017	$5.49	0.09	0.01	0.10	(0.07)	(0.03)	(0.10)
Year Ended 5/31/2016	$5.56	0.09	(0.05)	0.04	(0.09)	(0.02)	(0.11)
Institutional Class
Year Ended 5/31/2020	$5.52	0.16	0.02	0.18	(0.15)	—	(0.15)
Year Ended 5/31/2019	$5.33	0.17	0.17	0.34	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.48	0.15	(0.13)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Institutional 2 Class
Year Ended 5/31/2020	$5.52	0.16	0.02	0.18	(0.15)	—	(0.15)
Year Ended 5/31/2019	$5.34	0.18	0.15	0.33	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.48	0.16	(0.13)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.48	0.15	0.01	0.16	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.55	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
Institutional 3 Class
Year Ended 5/31/2020	$5.50	0.17	0.02	0.19	(0.16)	—	(0.16)
Year Ended 5/31/2019	$5.31	0.18	0.16	0.34	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.46	0.16	(0.14)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.45	0.17	0.00(f)	0.17	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.52	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$5.55	2.81%	0.92%(c)	0.90%(c),(d)	2.61%	326%	$421,105
Year Ended 5/31/2019	$5.53	6.12%	0.93%(c)	0.92%(c),(d)	2.96%	302%	$453,821
Year Ended 5/31/2018	$5.34	0.22%	0.93%	0.91%(d)	2.58%	311%	$494,616
Year Ended 5/31/2017	$5.48	2.56%	0.91%(e)	0.88%(d),(e)	2.32%	338%	$559,807
Year Ended 5/31/2016	$5.48	1.45%	0.97%	0.89%(d)	2.39%	328%	$670,575
Advisor Class
Year Ended 5/31/2020	$5.55	3.25%	0.67%(c)	0.65%(c),(d)	2.87%	326%	$99,749
Year Ended 5/31/2019	$5.52	6.21%	0.68%(c)	0.67%(c),(d)	3.22%	302%	$90,690
Year Ended 5/31/2018	$5.34	0.48%	0.67%	0.67%(d)	2.83%	311%	$85,695
Year Ended 5/31/2017	$5.48	3.01%	0.66%(e)	0.63%(d),(e)	2.64%	338%	$80,482
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.65%(d)	2.64%	328%	$51,857
Class C
Year Ended 5/31/2020	$5.56	2.23%	1.67%(c)	1.66%(c),(d)	1.86%	326%	$21,452
Year Ended 5/31/2019	$5.53	5.14%	1.68%(c)	1.67%(c),(d)	2.20%	302%	$22,792
Year Ended 5/31/2018	$5.35	(0.53%)	1.67%	1.66%(d)	1.84%	311%	$29,850
Year Ended 5/31/2017	$5.49	1.80%	1.66%(e)	1.63%(d),(e)	1.58%	338%	$45,314
Year Ended 5/31/2016	$5.49	0.68%	1.72%	1.64%(d)	1.63%	328%	$47,429
Institutional Class
Year Ended 5/31/2020	$5.55	3.25%	0.67%(c)	0.65%(c),(d)	2.86%	326%	$522,050
Year Ended 5/31/2019	$5.52	6.41%	0.68%(c)	0.67%(c),(d)	3.23%	302%	$603,089
Year Ended 5/31/2018	$5.33	0.29%	0.67%	0.66%(d)	2.83%	311%	$534,970
Year Ended 5/31/2017	$5.48	3.01%	0.66%(e)	0.63%(d),(e)	2.60%	338%	$619,001
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.64%(d)	2.63%	328%	$545,140
Institutional 2 Class
Year Ended 5/31/2020	$5.55	3.35%	0.58%(c)	0.56%(c)	2.96%	326%	$30,795
Year Ended 5/31/2019	$5.52	6.32%	0.58%(c)	0.56%(c)	3.34%	302%	$37,589
Year Ended 5/31/2018	$5.34	0.58%	0.57%	0.57%	2.91%	311%	$34,203
Year Ended 5/31/2017	$5.48	2.90%	0.55%(e)	0.54%(e)	2.70%	338%	$25,782
Year Ended 5/31/2016	$5.48	1.82%	0.57%	0.54%	2.74%	328%	$22,770
Institutional 3 Class
Year Ended 5/31/2020	$5.53	3.40%	0.53%(c)	0.51%(c)	3.01%	326%	$729,991
Year Ended 5/31/2019	$5.50	6.58%	0.52%(c)	0.51%(c)	3.37%	302%	$692,552
Year Ended 5/31/2018	$5.31	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Year Ended 5/31/2017	$5.46	3.16%	0.51%(e)	0.51%(e)	3.13%	338%	$784,343
Year Ended 5/31/2016	$5.45	1.84%	0.52%	0.49%	2.75%	328%	$48,156
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 5/31/2020	$5.52	0.13	0.02	0.15	(0.12)	—	(0.12)
Year Ended 5/31/2019	$5.33	0.15	0.16	0.31	(0.12)	—	(0.12)
Year Ended 5/31/2018	$5.48	0.13	(0.14)	(0.01)	(0.14)	—	(0.14)
Year Ended 5/31/2017	$5.47	0.14	(0.01)(g)	0.13	(0.09)	(0.03)	(0.12)
Year Ended 5/31/2016(h)	$5.43	0.03	0.03(g)	0.06	(0.02)	—	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2020	5/31/2019
Class A	0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%
Class C	0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%
Class R	0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.01%

(f)	Rounds to zero.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Quality Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2020	$5.55	2.74%	1.17%(c)	1.15%(c),(d)	2.36%	326%	$2,711
Year Ended 5/31/2019	$5.52	5.87%	1.19%(c)	1.17%(c),(d)	2.76%	302%	$1,454
Year Ended 5/31/2018	$5.33	(0.21%)	1.17%	1.16%(d)	2.34%	311%	$735
Year Ended 5/31/2017	$5.48	2.50%	1.17%(e)	1.14%(d),(e)	2.58%	338%	$984
Year Ended 5/31/2016(h)	$5.47	1.20%	1.20%(i)	1.15%(i)	1.95%(i)	328%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2020	29

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
30	Columbia Quality Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Columbia Quality Income Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
May 31, 2020
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the
32	Columbia Quality Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Quality Income Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
May 31, 2020
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
34	Columbia Quality Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	4,343,902*
Credit risk	Upfront payments on swap contracts	544,218
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	353,723*
Interest rate risk	Investments, at value — Options purchased	134
Total		5,241,977

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,207,167*
Credit risk	Upfront receipts on swap contracts	3,544,135
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	6,294*
Total		5,757,596

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	5,340,631	5,340,631
Interest rate risk	511,282	(41,860,747)	47,064,003	—	5,714,538
Total	511,282	(41,860,747)	47,064,003	5,340,631	11,055,169

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,532,911	1,532,911
Interest rate risk	(3,605,157)	15,144,400	(14,648,781)	—	(3,109,538)
Total	(3,605,157)	15,144,400	(14,648,781)	1,532,911	(1,576,627)
Columbia Quality Income Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
May 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	183,454,022
Futures contracts — short	106,112,235
Credit default swap contracts — buy protection	63,375,000
Credit default swap contracts — sell protection	23,087,313

Derivative instrument	Average value ($)*
Options contracts — purchased	7,910,340
Options contracts — written	(5,713,681)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
36	Columbia Quality Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2020:
	Citi (a) ($)	Citi (a) ($)	Morgan Stanley (a) ($)	Morgan Stanley (a) ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	114,885	114,885
Options purchased puts	-	134	-	-	134
OTC credit default swap contracts (c)	327,311	-	2,507,808	-	2,835,119
Total assets	327,311	134	2,507,808	114,885	2,950,138
Liabilities
OTC credit default swap contracts (c)	-	-	5,751,302	-	5,751,302
Total financial and derivative net assets	327,311	134	(3,243,494)	114,885	(2,801,164)
Total collateral received (pledged) (d)	327,311	134	(3,243,494)	-	(2,916,049)
Net amount (e)	-	-	-	114,885	114,885

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Quality Income Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
May 31, 2020
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
38	Columbia Quality Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2019 through September 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to Institutional 2 Class shares.
Columbia Quality Income Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
May 31, 2020
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $4,505.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $332,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	110,782
Class C	—	1.00(b)	1,123

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
40	Columbia Quality Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	0.91%	0.91%
Advisor Class	0.66	0.66
Class C	1.66	1.66
Institutional Class	0.66	0.66
Institutional 2 Class	0.55	0.55
Institutional 3 Class	0.51	0.50
Class R	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective October 1, 2019 through September 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, principal and/or interest of fixed income securities, non-deductible expenses and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(9,898,976)	9,908,808	(9,832)
Columbia Quality Income Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
May 31, 2020
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
51,379,941	—	51,379,941	50,017,559	—	50,017,559
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
22,926,650	—	—	(32,319,550)
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,415,181,076	62,030,959	(94,350,509)	(32,319,550)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	32,187,611
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,764,648,562 and $7,770,758,025, respectively, for the year ended May 31, 2020, of which $7,219,142,450 and $7,371,137,652, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
42	Columbia Quality Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
Columbia Quality Income Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
May 31, 2020
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
44	Columbia Quality Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2020, one unaffiliated shareholder of record owned 15.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 46.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
Columbia Quality Income Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
May 31, 2020
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
46	Columbia Quality Income Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Quality Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Quality Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Quality Income Fund | Annual Report 2020	47

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
48	Columbia Quality Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Quality Income Fund | Annual Report 2020	49

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
50	Columbia Quality Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Quality Income Fund | Annual Report 2020	51

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
52	Columbia Quality Income Fund | Annual Report 2020

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Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN236_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Select Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Select Large Cap Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-0.98	4.30	9.89
	Including sales charges		-6.67	3.07	9.25
Advisor Class*		11/08/12	-0.70	4.56	10.11
Class C	Excluding sales charges	05/27/99	-1.68	3.52	9.07
	Including sales charges		-2.60	3.52	9.07
Institutional Class*		09/27/10	-0.71	4.56	10.17
Institutional 2 Class		11/30/01	-0.66	4.63	10.27
Institutional 3 Class*		10/01/14	-0.60	4.69	10.14
Class R		04/30/03	-1.24	4.03	9.61
Russell 1000 Value Index			-1.64	4.36	9.85
S&P 500 Index			12.84	9.86	13.15
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Large Cap Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Common Stocks	96.3
Money Market Funds	3.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2020)
Communication Services	4.5
Consumer Discretionary	7.2
Consumer Staples	6.2
Energy	8.7
Financials	17.9
Health Care	15.3
Industrials	9.3
Information Technology	12.7
Materials	12.6
Utilities	5.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned -0.98% excluding sales charges. Over the same period, the Fund’s benchmark, the Russell 1000 Value Index, returned -1.64% and the broader equity market, as measured by the S&P 500 Index, gained 12.84%. Stocks from a variety of sectors, especially materials, health care and consumer discretionary, helped absolute and relative results. An equally diverse array of stocks detracted from performance, particularly holdings in the energy, financials and information technology sectors.
Markets generally withstood virus-related headwinds
Despite the severe virus-related pullback early in 2020, U.S. equity markets produced mixed but generally positive returns over the 12-month period that ended May 31, 2020. Information technology, health care and communication services stocks tended to perform best, while energy stocks, and financials to a lesser degree, tended to lag. Growth stocks continued their long run of outperformance relative to value stocks.
For most of the period, investor sentiment remained strong and steadily drove major equity benchmarks to double-digit gains. After rising to record highs in mid-February, though, U.S. large-cap equities plunged to their worst quarterly results since 2008. Accelerating COVID-19 uncertainty drove risk-off sentiment as investors struggled to assess economic effects of the pandemic. An unexpected market-share fight between Saudi Arabia and Russia rattled markets further, with energy stocks being hit especially hard.
Government response came swiftly, with the Federal Reserve (Fed) cutting rates twice and rolling out multiple emergency lending programs. Following the failure of the repo market last September, the Fed took over financing in that market and in recent weeks became direct lenders to the commercial paper market and other borrowers and even bought fixed-income ETFs in an effort to stabilize that market. In addition, lawmakers delivered a $2.2 trillion stimulus plan to stem economic damage created when much of the country was put on stay-at-home mandates near quarter-end. Markets whipsawed violently as the legislation — the largest dose of economic relief in history — lurched on-again, off-again through Congress. Volatility, as measured by the VIX index, spiked to record level, surpassing highs last seen in the fall of 2008.
Contributors and detractors
As noted, holdings from a variety of sectors, especially materials, health care and consumer discretionary, helped absolute and relative results. Despite the challenging market conditions, our highest-conviction names — including Barrick Gold Corp., Verizon Communications, Inc., FMC Corp., Lowe’s Companies, Inc., Cigna Corp., Humana, Inc., Bristol-Myers Squibb Co. and Applied Materials, Inc. — did well in absolute and relative terms. In addition to benefitting to some degree from current and anticipated market conditions, each of these holdings has continued to perform and offer attractive fundamentals for investors to consider despite the COVID-19 crisis.
On the downside, the two events that blindsided markets during the first quarter significantly hurt portfolio holdings in the financial and energy sectors. First was the abrupt drop in economic growth to as much as minus 30% in the second quarter, from roughly plus 3%, as unemployment reached levels approaching 15%. Combined with the Fed’s move to zero interest rates, that slowdown compromised business models throughout the financials sector, especially for bank holdings like Citigroup, Inc. (which was hurt by worries over exposure to Asia) and insurers like American International Group, Inc. (which was hurt by worries over energy loans).
Similarly, the economic collapse hurt the energy complex, and the headwind was exacerbated by the surprise oil price war and worsened even further by stay-at-home mandates. Each of our energy holdings declined significantly, with refiners like Marathon Petroleum Corp. and services and equipment names like Halliburton Co. and TechnipFMC PLC hit hardest.
At period’s end
At the close of the reporting period, it was our view that open ended government spending and stimulus could lead to what looks like a “V-shaped” recovery, and, importantly for our clients, we believed that value would lead the way. Why? Because value tends to do best after an earnings reset, and, unfortunately, earnings were resetting as we emerged from the downturn. Make no mistake however, it is unlikely that things will return to normal any time soon as markets adapt to a financial
Columbia Select Large Cap Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
landscape with high unemployment and deficits. Against this backdrop, we will continue to adhere to a disciplined investment approach that emphasizes large-cap companies that we believe have the potential to maintain or accelerate their earnings growth in good economic times and bad.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Value Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	858.90	1,020.89	3.70	4.02	0.80
Advisor Class	1,000.00	1,000.00	860.40	1,022.13	2.54	2.77	0.55
Class C	1,000.00	1,000.00	856.00	1,017.16	7.15	7.77	1.55
Institutional Class	1,000.00	1,000.00	860.00	1,022.13	2.54	2.77	0.55
Institutional 2 Class	1,000.00	1,000.00	860.40	1,022.43	2.27	2.46	0.49
Institutional 3 Class	1,000.00	1,000.00	860.60	1,022.68	2.04	2.21	0.44
Class R	1,000.00	1,000.00	857.90	1,019.64	4.85	5.27	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Value Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.8%
Issuer	Shares	Value ($)
Communication Services 4.4%
Diversified Telecommunication Services 4.4%
Verizon Communications, Inc.	710,000	40,739,800
Total Communication Services		40,739,800
Consumer Discretionary 7.1%
Internet & Direct Marketing Retail 2.0%
Qurate Retail, Inc.(a)	2,217,813	18,263,690
Specialty Retail 5.1%
Lowe’s Companies, Inc.	362,500	47,251,875
Total Consumer Discretionary		65,515,565
Consumer Staples 6.1%
Food Products 3.0%
Tyson Foods, Inc., Class A	450,000	27,648,000
Tobacco 3.1%
Philip Morris International, Inc.	395,000	28,977,200
Total Consumer Staples		56,625,200
Energy 8.5%
Energy Equipment & Services 1.5%
TechnipFMC PLC	1,850,000	13,690,000
Oil, Gas & Consumable Fuels 7.0%
Chevron Corp.	161,500	14,809,550
Marathon Petroleum Corp.	488,000	17,148,320
Williams Companies, Inc. (The)	1,630,000	33,300,900
Total		65,258,770
Total Energy		78,948,770
Financials 17.5%
Banks 10.6%
Bank of America Corp.	1,120,000	27,014,400
Citigroup, Inc.	616,200	29,522,142
JPMorgan Chase & Co.	275,000	26,760,250
Wells Fargo & Co.	555,000	14,690,850
Total		97,987,642
Capital Markets 2.3%
Morgan Stanley	488,500	21,591,700
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.6%
American International Group, Inc.	635,000	19,088,100
MetLife, Inc.	650,000	23,406,500
Total		42,494,600
Total Financials		162,073,942
Health Care 14.9%
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	300,500	27,048,005
Health Care Providers & Services 8.1%
Cigna Corp.	172,500	34,037,699
Humana, Inc.	99,500	40,859,675
Total		74,897,374
Pharmaceuticals 3.9%
Bristol-Myers Squibb Co.	610,000	36,429,200
Total Health Care		138,374,579
Industrials 9.1%
Aerospace & Defense 1.9%
Raytheon Technologies Corp.	275,000	17,743,000
Industrial Conglomerates 1.9%
Honeywell International, Inc.	122,500	17,866,625
Machinery 1.0%
Caterpillar, Inc.	75,242	9,038,822
Road & Rail 4.3%
CSX Corp.	313,000	22,404,540
Union Pacific Corp.	101,000	17,155,860
Total		39,560,400
Total Industrials		84,208,847
Information Technology 12.4%
Electronic Equipment, Instruments & Components 3.9%
Corning, Inc.	1,600,000	36,464,000
Semiconductors & Semiconductor Equipment 6.0%
Applied Materials, Inc.	425,000	23,876,500
QUALCOMM, Inc.	400,000	32,352,000
Total		56,228,500
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.5%
Teradata Corp.(a)	1,070,000	22,908,700
Total Information Technology		115,601,200
Materials 12.4%
Chemicals 4.8%
FMC Corp.	455,000	44,776,550
Metals & Mining 7.6%
Barrick Gold Corp.	1,885,000	45,240,000
Freeport-McMoRan, Inc.	2,725,000	24,715,750
Total		69,955,750
Total Materials		114,732,300
Utilities 5.4%
Electric Utilities 2.4%
NextEra Energy, Inc.	89,000	22,744,840
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 3.0%
AES Corp. (The)	2,214,200	27,655,358
Total Utilities		50,400,198
Total Common Stocks (Cost $669,949,721)		907,220,401

Money Market Funds 3.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(b),(c)	34,557,447	34,560,903
Total Money Market Funds (Cost $34,549,765)		34,560,903
Total Investments in Securities (Cost: $704,499,486)		941,781,304
Other Assets & Liabilities, Net		(13,632,264)
Net Assets		928,149,040

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	6,233,235	305,217,645	(276,901,115)	11,138	34,560,903	(9,426)	270,335	34,557,447
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	40,739,800	—	—	40,739,800
Consumer Discretionary	65,515,565	—	—	65,515,565
Consumer Staples	56,625,200	—	—	56,625,200
Energy	78,948,770	—	—	78,948,770
Financials	162,073,942	—	—	162,073,942
Health Care	138,374,579	—	—	138,374,579
Industrials	84,208,847	—	—	84,208,847
Information Technology	115,601,200	—	—	115,601,200
Materials	114,732,300	—	—	114,732,300
Utilities	50,400,198	—	—	50,400,198
Total Common Stocks	907,220,401	—	—	907,220,401
Money Market Funds	34,560,903	—	—	34,560,903
Total Investments in Securities	941,781,304	—	—	941,781,304
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Annual Report 2020

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $669,949,721)	$907,220,401
Affiliated issuers (cost $34,549,765)	34,560,903
Receivable for:
Capital shares sold	1,300,298
Dividends	2,239,153
Foreign tax reclaims	13,195
Expense reimbursement due from Investment Manager	258,849
Prepaid expenses	682
Total assets	945,593,481
Liabilities
Payable for:
Investments purchased	5,954,448
Capital shares purchased	10,669,369
Management services fees	552,437
Distribution and/or service fees	69,349
Transfer agent fees	98,802
Compensation of board members	57,884
Other expenses	42,152
Total liabilities	17,444,441
Net assets applicable to outstanding capital stock	$928,149,040
Represented by
Paid in capital	693,961,321
Total distributable earnings (loss)	234,187,719
Total - representing net assets applicable to outstanding capital stock	$928,149,040
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2020	11

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$187,745,849
Shares outstanding	8,731,924
Net asset value per share	$21.50
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.81
Advisor Class
Net assets	$133,966,185
Shares outstanding	5,892,250
Net asset value per share	$22.74
Class C
Net assets	$32,781,056
Shares outstanding	1,679,762
Net asset value per share	$19.52
Institutional Class
Net assets	$441,521,064
Shares outstanding	19,698,897
Net asset value per share	$22.41
Institutional 2 Class
Net assets	$28,742,463
Shares outstanding	1,281,988
Net asset value per share	$22.42
Institutional 3 Class
Net assets	$87,838,642
Shares outstanding	3,851,456
Net asset value per share	$22.81
Class R
Net assets	$15,553,781
Shares outstanding	736,350
Net asset value per share	$21.12
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Annual Report 2020

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$26,223,924
Dividends — affiliated issuers	270,335
Interfund lending	120
Foreign taxes withheld	(68,055)
Total income	26,426,324
Expenses:
Management services fees	7,726,928
Distribution and/or service fees
Class A	562,163
Class C	434,653
Class R	105,645
Transfer agent fees
Class A	277,034
Advisor Class	177,680
Class C	53,557
Institutional Class	532,924
Institutional 2 Class	21,375
Institutional 3 Class	11,883
Class R	26,045
Compensation of board members	22,254
Custodian fees	8,467
Printing and postage fees	59,025
Registration fees	139,684
Audit fees	25,951
Legal fees	18,537
Interest on interfund lending	3,961
Compensation of chief compliance officer	241
Other	25,081
Total expenses	10,233,088
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,511,498)
Expense reduction	(560)
Total net expenses	6,721,030
Net investment income	19,705,294
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,325,176
Investments — affiliated issuers	(9,426)
Net realized gain	20,315,750
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(41,502,752)
Investments — affiliated issuers	11,138
Net change in unrealized appreciation (depreciation)	(41,491,614)
Net realized and unrealized loss	(21,175,864)
Net decrease in net assets resulting from operations	$(1,470,570)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$19,705,294	$20,180,707
Net realized gain	20,315,750	48,541,856
Net change in unrealized appreciation (depreciation)	(41,491,614)	(125,306,929)
Net decrease in net assets resulting from operations	(1,470,570)	(56,584,366)
Distributions to shareholders
Net investment income and net realized gains
Class A	(16,550,413)	(9,538,204)
Advisor Class	(10,360,247)	(6,670,875)
Class C	(3,071,749)	(1,965,175)
Institutional Class	(30,851,463)	(18,964,635)
Institutional 2 Class	(2,666,230)	(3,266,682)
Institutional 3 Class	(11,443,546)	(6,394,537)
Class R	(1,479,732)	(992,921)
Class T	—	(7,942)
Total distributions to shareholders	(76,423,380)	(47,800,971)
Increase (decrease) in net assets from capital stock activity	(52,623,188)	90,151,658
Total decrease in net assets	(130,517,138)	(14,233,679)
Net assets at beginning of year	1,058,666,178	1,072,899,857
Net assets at end of year	$928,149,040	$1,058,666,178
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,959,836	45,581,965	3,347,431	83,951,614
Distributions reinvested	497,925	12,463,063	336,984	7,753,996
Redemptions	(3,111,050)	(70,289,976)	(3,088,490)	(77,726,473)
Net increase (decrease)	(653,289)	(12,244,948)	595,925	13,979,137
Advisor Class
Subscriptions	2,153,433	50,793,146	1,565,477	41,508,048
Distributions reinvested	369,547	9,770,827	267,747	6,482,160
Redemptions	(2,704,779)	(67,470,506)	(1,504,106)	(39,540,642)
Net increase (decrease)	(181,799)	(6,906,533)	329,118	8,449,566
Class C
Subscriptions	222,492	4,968,379	635,919	14,387,725
Distributions reinvested	95,353	2,174,056	69,716	1,470,319
Redemptions	(934,752)	(19,768,784)	(1,402,664)	(32,723,179)
Net decrease	(616,907)	(12,626,349)	(697,029)	(16,865,135)
Institutional Class
Subscriptions	9,258,812	212,203,673	7,519,655	195,027,450
Distributions reinvested	997,522	25,995,417	669,636	15,997,602
Redemptions	(8,250,952)	(193,323,932)	(5,435,498)	(138,356,998)
Net increase	2,005,382	44,875,158	2,753,793	72,668,054
Institutional 2 Class
Subscriptions	681,033	16,632,470	1,709,362	45,789,701
Distributions reinvested	102,094	2,660,579	136,595	3,263,245
Redemptions	(1,141,001)	(29,822,905)	(2,251,538)	(57,377,591)
Net decrease	(357,874)	(10,529,856)	(405,581)	(8,324,645)
Institutional 3 Class
Subscriptions	1,017,576	25,599,923	1,103,630	28,275,568
Distributions reinvested	430,471	11,407,467	263,578	6,394,414
Redemptions	(3,695,529)	(84,315,468)	(637,647)	(17,043,256)
Net increase (decrease)	(2,247,482)	(47,308,078)	729,561	17,626,726
Class R
Subscriptions	159,374	3,685,720	429,339	10,421,750
Distributions reinvested	40,263	991,267	23,557	533,796
Redemptions	(543,225)	(12,559,569)	(332,339)	(8,159,979)
Net increase (decrease)	(343,588)	(7,882,582)	120,557	2,795,567
Class T
Distributions reinvested	—	—	342	7,813
Redemptions	—	—	(8,174)	(185,425)
Net decrease	—	—	(7,832)	(177,612)
Total net increase (decrease)	(2,395,557)	(52,623,188)	3,418,512	90,151,658
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$23.28	0.41	(0.38)	0.03	(0.46)	(1.35)	(1.81)
Year Ended 5/31/2019	$25.66	0.41	(1.73)	(1.32)	(0.36)	(0.70)	(1.06)
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)	(1.91)
Year Ended 5/31/2016	$23.18	0.27	(1.10)	(0.83)	(0.30)	(0.62)	(0.92)
Advisor Class
Year Ended 5/31/2020	$24.52	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.98	0.50	(1.83)	(1.33)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$24.17	0.34	(1.15)	(0.81)	(0.36)	(0.62)	(0.98)
Class C
Year Ended 5/31/2020	$21.26	0.21	(0.34)	(0.13)	(0.26)	(1.35)	(1.61)
Year Ended 5/31/2019	$23.49	0.20	(1.57)	(1.37)	(0.16)	(0.70)	(0.86)
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Year Ended 5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)	(1.75)
Year Ended 5/31/2016	$21.51	0.10	(1.03)	(0.93)	(0.13)	(0.62)	(0.75)
Institutional Class
Year Ended 5/31/2020	$24.19	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.63	0.49	(1.80)	(1.31)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$23.91	0.33	(1.13)	(0.80)	(0.36)	(0.62)	(0.98)
Institutional 2 Class
Year Ended 5/31/2020	$24.20	0.50	(0.40)	0.10	(0.53)	(1.35)	(1.88)
Year Ended 5/31/2019	$26.64	0.50	(1.79)	(1.29)	(0.45)	(0.70)	(1.15)
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
Year Ended 5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)	(1.98)
Year Ended 5/31/2016	$23.92	0.36	(1.14)	(0.78)	(0.38)	(0.62)	(1.00)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$21.50	(0.98%)	1.14%(c)	0.80%(c),(d)	1.70%	18%	$187,746
Year Ended 5/31/2019	$23.28	(5.09%)	1.13%	0.80%(d)	1.64%	21%	$218,458
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03%(d)	1.07%	9%	$225,532
Year Ended 5/31/2017	$23.93	20.87%	1.19%	1.16%(d)	1.05%	8%	$204,824
Year Ended 5/31/2016	$21.43	(3.34%)	1.21%(e)	1.19%(d),(e)	1.25%	13%	$225,892
Advisor Class
Year Ended 5/31/2020	$22.74	(0.70%)	0.89%(c)	0.55%(c),(d)	1.96%	18%	$133,966
Year Ended 5/31/2019	$24.52	(4.87%)	0.88%	0.55%(d)	1.89%	21%	$148,935
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77%(d)	1.35%	9%	$154,976
Year Ended 5/31/2017	$25.10	21.23%	0.94%	0.91%(d)	1.33%	8%	$40,794
Year Ended 5/31/2016	$22.38	(3.11%)	0.96%(e)	0.94%(d),(e)	1.53%	13%	$30,836
Class C
Year Ended 5/31/2020	$19.52	(1.68%)	1.89%(c)	1.55%(c),(d)	0.94%	18%	$32,781
Year Ended 5/31/2019	$21.26	(5.80%)	1.88%	1.55%(d)	0.87%	21%	$48,824
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78%(d)	0.32%	9%	$70,325
Year Ended 5/31/2017	$22.00	20.02%	1.94%	1.91%(d)	0.30%	8%	$65,295
Year Ended 5/31/2016	$19.83	(4.12%)	1.96%(e)	1.94%(d),(e)	0.51%	13%	$69,410
Institutional Class
Year Ended 5/31/2020	$22.41	(0.71%)	0.89%(c)	0.55%(c),(d)	1.97%	18%	$441,521
Year Ended 5/31/2019	$24.19	(4.86%)	0.88%	0.55%(d)	1.89%	21%	$428,080
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77%(d)	1.35%	9%	$397,901
Year Ended 5/31/2017	$24.79	21.19%	0.94%	0.91%(d)	1.33%	8%	$294,914
Year Ended 5/31/2016	$22.13	(3.11%)	0.96%(e)	0.94%(d),(e)	1.50%	13%	$244,994
Institutional 2 Class
Year Ended 5/31/2020	$22.42	(0.66%)	0.82%(c)	0.50%(c)	1.98%	18%	$28,742
Year Ended 5/31/2019	$24.20	(4.80%)	0.82%	0.51%	1.92%	21%	$39,688
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
Year Ended 5/31/2017	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
Year Ended 5/31/2016	$22.14	(3.01%)	0.84%(e)	0.84%(e)	1.64%	13%	$23,155
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$24.59	0.52	(0.40)	0.12	(0.55)	(1.35)	(1.90)
Year Ended 5/31/2019	$27.05	0.53	(1.83)	(1.30)	(0.46)	(0.70)	(1.16)
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Year Ended 5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)	(1.99)
Year Ended 5/31/2016	$24.23	0.41	(1.19)	(0.78)	(0.40)	(0.62)	(1.02)
Class R
Year Ended 5/31/2020	$22.90	0.34	(0.38)	(0.04)	(0.39)	(1.35)	(1.74)
Year Ended 5/31/2019	$25.25	0.34	(1.69)	(1.35)	(0.30)	(0.70)	(1.00)
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)
Year Ended 5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)	(1.86)
Year Ended 5/31/2016	$22.87	0.22	(1.09)	(0.87)	(0.25)	(0.62)	(0.87)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$22.81	(0.60%)	0.77%(c)	0.45%(c)	2.06%	18%	$87,839
Year Ended 5/31/2019	$24.59	(4.76%)	0.77%	0.46%	1.98%	21%	$149,956
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Year Ended 5/31/2017	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
Year Ended 5/31/2016	$22.43	(2.96%)	0.80%(e)	0.80%(e)	1.93%	13%	$735
Class R
Year Ended 5/31/2020	$21.12	(1.24%)	1.39%(c)	1.05%(c),(d)	1.43%	18%	$15,554
Year Ended 5/31/2019	$22.90	(5.32%)	1.38%	1.05%(d)	1.39%	21%	$24,725
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28%(d)	0.82%	9%	$24,222
Year Ended 5/31/2017	$23.57	20.61%	1.44%	1.41%(d)	0.80%	8%	$23,132
Year Ended 5/31/2016	$21.13	(3.61%)	1.46%(e)	1.44%(d),(e)	1.05%	13%	$23,911
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2020	19

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Select Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Select Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Large Cap Value Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
May 31, 2020
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Select Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $560.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,795,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Columbia Select Large Cap Value Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
May 31, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	80,857
Class C	—	1.00(b)	6,776

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.49	0.51
Institutional 3 Class	0.44	0.46
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, and corporate actions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
24	Columbia Select Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,672,706	55,750,674	76,423,380	18,251,047	29,549,924	47,800,971
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,457,473	7,131,920	—	219,655,238
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
722,126,066	311,776,892	(92,121,654)	219,655,238
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $188,454,896 and $297,517,075, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Select Large Cap Value Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
May 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	13,700,000	2.60	4
Lender	2,600,000	0.83	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
26	Columbia Select Large Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2020, four unaffiliated shareholders of record owned 54.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 11.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Large Cap Value Fund | Annual Report 2020	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Select Large Cap Value Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$32,963,574
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Select Large Cap Value Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
30	Columbia Select Large Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
Columbia Select Large Cap Value Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
32	Columbia Select Large Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
Columbia Select Large Cap Value Fund | Annual Report 2020	33

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34	Columbia Select Large Cap Value Fund | Annual Report 2020

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Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN216_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Select Small Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Select Small Cap Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Small Cap Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-12.52	-1.24	7.00
	Including sales charges		-17.57	-2.40	6.37
Advisor Class*		11/08/12	-12.32	-0.98	7.21
Class C	Excluding sales charges	05/27/99	-13.18	-1.98	6.20
	Including sales charges		-14.05	-1.98	6.20
Institutional Class*		09/27/10	-12.31	-0.98	7.27
Institutional 2 Class		11/30/01	-12.24	-0.89	7.41
Institutional 3 Class*		10/01/14	-12.20	-0.84	7.24
Class R		04/30/03	-12.76	-1.47	6.73
Russell 2000 Value Index			-14.69	0.71	6.54
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Small Cap Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2010 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Common Stocks	99.6
Money Market Funds	0.4
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2020)
Communication Services	2.9
Consumer Discretionary	13.1
Consumer Staples	2.6
Energy	2.4
Financials	23.1
Health Care	7.2
Industrials	14.5
Information Technology	14.4
Materials	7.3
Real Estate	8.3
Utilities	4.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Small Cap Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended May 31, 2020, the Fund’s Class A shares returned -12.52% excluding sales charges. In a difficult period for small-cap value stocks overall, the Fund held up better than its benchmark, the Russell 2000 Value Index, which returned -14.69% for the same time period. Security selection within real estate, consumer discretionary, financials and communication services aided performance relative to the benchmark as did an overweight in information technology and an underweight in financials and energy.
Global economies and financial markets faltered as COVID-19 spread
Robust consumer spending, a pickup in the housing market and solid industrial production kept the U.S. growth engine moving as the period began midway through 2019. However, weakened manufacturing activity weighed on the pace of economic growth, and trade wars continued to create uncertainty about economic prospects.
Yet, tensions with China eased a bit at the end of 2019, as certain import taxes were reduced and new tariffs were averted. As a result, optimism prevailed at the outset of 2020.
Then, momentum shifted as COVID-19 spread from China and South Korea through Europe, the United States and the rest of the world in February and March. Widespread lockdowns drove a decline in business activity, and a surge in layoffs pushed the global economy into recession.
Central banks responded aggressively, cutting interest rates, restarting quantitative easing and initiating other measures to provide liquidity to financial markets. In the United States, the Federal Reserve reduced the federal funds target rate, a key short-term borrowing rate, essentially to zero. The U.S. government passed two rounds of sweeping legislation to help diminish the impact of lost paychecks and declining business activity, with the possibility of more to come.
In May, as states began to lift lockdown measures, the U.S. stock market looked ahead. Late period gains reflected expectations for a swift economic recovery. Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock performance, returned 12.84% for the 12-month period, gaining back much of what it had lost in March 2020. Growth stocks sharply outperformed value stocks and large-cap stocks led small- and mid-cap stocks by a wide margin.
Contributors and detractors
Security selection across a number of sectors aided performance relative to the benchmark. In the information technology sector, semiconductor company MACOM Technology Solutions Holdings, Inc. was the Fund’s top contributor. The company reported strong operating results during the period, and investors continued to be encouraged by the new management team’s execution of restructuring efforts. Also in technology, CACI International, Inc., which provides information solutions and IT services to branches of the federal government, was another notable outperformer. The company reported strong operating results highlighted by accelerating organic growth. Within the consumer discretionary sector, casino and racetrack operator Penn National Gaming, Inc. was a strong contributor. Shares in the company rose early in 2020 after the company entered into an exclusive agreement with sports media and betting company Barstool Sports Inc. Shares were predictably hit hard during the coronavirus induced sell-off, as quarantines were enacted and casinos closed to limit the spread of the virus. However, they rebounded sharply after liquidity concerns were addressed and plans to reopen casinos were clarified. All three names were still held at the end of the period.
Security selection within health care, industrials and materials detracted from results relative to the benchmark. Within the industrials sector, shares of discount airline Spirit Airlines, Inc. dropped precipitously as global travel ground to a halt due to the coronavirus outbreak. Shares of infrastructure company Granite Construction, Inc. declined as the company reported lower-than-expected earnings because of continued costs associated with legacy construction projects in one of the company’s business lines. Elsewhere in the portfolio, commercial mortgage loan provider Ladder Capital Corp. was a notable detractor from relative returns. Ladder Capital shares fell alongside other mortgage REITs (real estate investment trusts) as credit markets came under extreme stress because of the impact of the coronavirus and decline in interest rates. The Fund continues to own Ladder Capital and Spirit; we exited Granite Construction during the period.
Columbia Select Small Cap Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
At period’s end
As of May 31, 2020, the Fund was overweight relative to the benchmark in information technology, materials, consumer discretionary, industrials and health care and underweight in financials, utilities, real estate and energy. Sector positioning is primarily the result of bottom-up stock picking. We continue our longstanding process of looking for companies that we believe are trading at attractive valuations and that have identifiable catalysts with the potential to accelerate earnings growth. We believe this process has served shareholders well over the long term
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Small Cap Value Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	830.20	1,018.35	5.96	6.57	1.31
Advisor Class	1,000.00	1,000.00	831.20	1,019.59	4.83	5.32	1.06
Class C	1,000.00	1,000.00	827.00	1,014.62	9.36	10.32	2.06
Institutional Class	1,000.00	1,000.00	831.50	1,019.59	4.83	5.32	1.06
Institutional 2 Class	1,000.00	1,000.00	831.90	1,019.99	4.46	4.92	0.98
Institutional 3 Class	1,000.00	1,000.00	831.70	1,020.24	4.24	4.67	0.93
Class R	1,000.00	1,000.00	829.00	1,017.11	7.09	7.82	1.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Select Small Cap Value Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 2.9%
Wireless Telecommunication Services 2.9%
Telephone and Data Systems, Inc.	469,927	9,628,804
Total Communication Services		9,628,804
Consumer Discretionary 13.0%
Auto Components 2.2%
Motorcar Parts of America, Inc.(a)	455,767	7,210,234
Diversified Consumer Services 0.7%
Regis Corp.(a)	235,000	2,472,200
Hotels, Restaurants & Leisure 6.0%
Penn National Gaming, Inc.(a)	371,048	12,174,085
Texas Roadhouse, Inc.	156,547	8,116,962
Total		20,291,047
Household Durables 3.2%
Lennar Corp., Class A	78,456	4,743,450
Taylor Morrison Home Corp., Class A(a)	306,877	5,931,932
Total		10,675,382
Specialty Retail 0.9%
Aaron’s, Inc.	80,000	2,952,800
Total Consumer Discretionary		43,601,663
Consumer Staples 2.6%
Food Products 2.6%
Nomad Foods Ltd.(a)	412,700	8,740,986
Total Consumer Staples		8,740,986
Energy 2.4%
Energy Equipment & Services 1.7%
Exterran Corp.(a)	471,042	3,024,090
Patterson-UTI Energy, Inc.	701,140	2,587,206
Total		5,611,296
Oil, Gas & Consumable Fuels 0.7%
WPX Energy, Inc.(a)	400,000	2,268,000
Total Energy		7,879,296
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 22.8%
Banks 5.2%
Opus Bank	585,768	11,416,618
Popular, Inc.	150,000	5,923,500
Total		17,340,118
Insurance 10.6%
CNO Financial Group, Inc.	350,000	5,022,500
Hanover Insurance Group, Inc. (The)	92,644	9,296,825
Lincoln National Corp.	209,627	7,951,152
National General Holdings Corp.	657,953	13,356,446
Total		35,626,923
Mortgage Real Estate Investment Trusts (REITS) 0.9%
Ladder Capital Corp., Class A	389,974	3,100,293
Thrifts & Mortgage Finance 6.1%
Axos Financial, Inc.(a)	487,860	10,635,348
Radian Group, Inc.	627,538	9,965,304
Total		20,600,652
Total Financials		76,667,986
Health Care 7.1%
Biotechnology 2.1%
Ligand Pharmaceuticals, Inc.(a)	68,316	6,938,856
Health Care Equipment & Supplies 1.1%
CONMED Corp.	50,000	3,670,500
Health Care Providers & Services 1.9%
Centene Corp.(a)	99,195	6,571,669
Life Sciences Tools & Services 2.0%
Syneos Health, Inc.(a)	110,000	6,708,900
Total Health Care		23,889,925
Industrials 14.3%
Aerospace & Defense 2.6%
Cubic Corp.	215,861	8,895,632
Airlines 0.9%
Spirit Airlines, Inc.(a)	220,979	2,861,678
Commercial Services & Supplies 2.6%
Waste Connections, Inc.	91,658	8,619,518
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Small Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 4.6%
Kennametal, Inc.	210,000	5,825,400
Rexnord Corp.	323,364	9,733,257
Total		15,558,657
Road & Rail 3.6%
Knight-Swift Transportation Holdings, Inc.	294,700	12,262,467
Total Industrials		48,197,952
Information Technology 14.3%
Communications Equipment 4.8%
Extreme Networks, Inc.(a)	1,658,333	5,472,499
Viavi Solutions, Inc.(a)	925,316	10,724,413
Total		16,196,912
IT Services 5.2%
CACI International, Inc., Class A(a)	38,926	9,761,862
EPAM Systems, Inc.(a)	33,236	7,665,551
Total		17,427,413
Semiconductors & Semiconductor Equipment 4.3%
Kulicke & Soffa Industries, Inc.	225,000	5,031,000
MACOM Technology Solutions Holdings, Inc.(a)	290,200	9,213,850
Total		14,244,850
Total Information Technology		47,869,175
Materials 7.3%
Chemicals 2.5%
Minerals Technologies, Inc.	169,721	8,368,942
Construction Materials 2.3%
Summit Materials, Inc., Class A(a)	513,000	7,792,470
Containers & Packaging 1.8%
O-I Glass, Inc.	759,739	5,819,601
Metals & Mining 0.7%
Warrior Met Coal, Inc.	171,673	2,417,156
Total Materials		24,398,169
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 8.2%
Equity Real Estate Investment Trusts (REITS) 8.2%
First Industrial Realty Trust, Inc.	175,000	6,629,000
Gaming and Leisure Properties, Inc.	285,511	9,861,550
Physicians Realty Trust	350,000	6,044,500
QTS Realty Trust Inc., Class A	75,000	5,145,000
Total		27,680,050
Total Real Estate		27,680,050
Utilities 4.1%
Electric Utilities 4.1%
PNM Resources, Inc.	120,000	4,898,400
Portland General Electric Co.	191,300	9,012,143
Total		13,910,543
Total Utilities		13,910,543
Total Common Stocks (Cost $310,655,406)		332,464,549

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(d),(e)	1,467,716	1,467,863
Total Money Market Funds (Cost $1,467,400)		1,467,863
Total Investments in Securities (Cost: $312,122,806)		333,932,412
Other Assets & Liabilities, Net		2,071,452
Net Assets		336,003,864

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2020, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at May 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	2,183,830	98,313,456	(99,029,886)	463	1,467,863	2,860	78,950	1,467,716
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	9,628,804	—	—	9,628,804
Consumer Discretionary	43,601,663	—	—	43,601,663
Consumer Staples	8,740,986	—	—	8,740,986
Energy	7,879,296	—	—	7,879,296
Financials	76,667,986	—	—	76,667,986
Health Care	23,889,925	—	—	23,889,925
Industrials	48,197,952	—	—	48,197,952
Information Technology	47,869,175	—	—	47,869,175
Materials	24,398,169	—	—	24,398,169
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Real Estate	27,680,050	—	—	27,680,050
Utilities	13,910,543	—	—	13,910,543
Total Common Stocks	332,464,549	—	—	332,464,549
Rights
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	1,467,863	—	—	1,467,863
Total Investments in Securities	333,932,412	—	0*	333,932,412

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2020	11

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $310,655,406)	$332,464,549
Affiliated issuers (cost $1,467,400)	1,467,863
Receivable for:
Investments sold	7,192,699
Capital shares sold	83,747
Dividends	284,947
Prepaid expenses	465
Total assets	341,494,270
Liabilities
Payable for:
Investments purchased	4,764,365
Capital shares purchased	276,652
Management services fees	229,399
Distribution and/or service fees	58,672
Transfer agent fees	46,887
Compensation of board members	79,216
Other expenses	35,215
Total liabilities	5,490,406
Net assets applicable to outstanding capital stock	$336,003,864
Represented by
Paid in capital	314,575,622
Total distributable earnings (loss)	21,428,242
Total - representing net assets applicable to outstanding capital stock	$336,003,864
Class A
Net assets	$281,259,436
Shares outstanding	20,330,366
Net asset value per share	$13.83
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.67
Advisor Class
Net assets	$2,897,957
Shares outstanding	178,119
Net asset value per share	$16.27
Class C
Net assets	$5,401,655
Shares outstanding	563,048
Net asset value per share	$9.59
Institutional Class
Net assets	$29,670,437
Shares outstanding	1,854,328
Net asset value per share	$16.00
Institutional 2 Class
Net assets	$2,840,653
Shares outstanding	174,955
Net asset value per share	$16.24
Institutional 3 Class
Net assets	$11,355,065
Shares outstanding	675,414
Net asset value per share	$16.81
Class R
Net assets	$2,578,661
Shares outstanding	200,965
Net asset value per share	$12.83
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Annual Report 2020

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$6,022,244
Dividends — affiliated issuers	78,950
Foreign taxes withheld	(16,561)
Total income	6,084,633
Expenses:
Management services fees	3,837,748
Distribution and/or service fees
Class A	859,771
Class C	75,490
Class R	21,902
Transfer agent fees
Class A	477,306
Advisor Class	4,180
Class C	10,442
Institutional Class	89,266
Institutional 2 Class	3,075
Institutional 3 Class	1,114
Class R	6,040
Compensation of board members	13,805
Custodian fees	7,926
Printing and postage fees	49,017
Registration fees	93,082
Audit fees	25,950
Legal fees	12,409
Compensation of chief compliance officer	99
Other	16,737
Total expenses	5,605,359
Expense reduction	(760)
Total net expenses	5,604,599
Net investment income	480,034
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,563,420
Investments — affiliated issuers	2,860
Net realized gain	9,566,280
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(64,344,452)
Investments — affiliated issuers	463
Net change in unrealized appreciation (depreciation)	(64,343,989)
Net realized and unrealized loss	(54,777,709)
Net decrease in net assets resulting from operations	$(54,297,675)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$480,034	$629,035
Net realized gain	9,566,280	13,919,848
Net change in unrealized appreciation (depreciation)	(64,343,989)	(61,832,774)
Net decrease in net assets resulting from operations	(54,297,675)	(47,283,891)
Distributions to shareholders
Net investment income and net realized gains
Class A	(463,661)	(26,786,410)
Advisor Class	(10,657)	(288,639)
Class C	(2,906)	(950,878)
Institutional Class	(237,096)	(5,702,830)
Institutional 2 Class	(14,038)	(553,130)
Institutional 3 Class	(60,535)	(765,577)
Class R	(1,201)	(481,390)
Total distributions to shareholders	(790,094)	(35,528,854)
Decrease in net assets from capital stock activity	(103,090,889)	(81,981,076)
Total decrease in net assets	(158,178,658)	(164,793,821)
Net assets at beginning of year	494,182,522	658,976,343
Net assets at end of year	$336,003,864	$494,182,522
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	633,370	8,957,453	1,689,110	30,345,251
Distributions reinvested	26,964	451,922	1,689,736	26,072,624
Redemptions	(4,271,587)	(66,026,066)	(4,407,359)	(75,475,802)
Net decrease	(3,611,253)	(56,616,691)	(1,028,513)	(19,057,927)
Advisor Class
Subscriptions	67,691	1,135,987	91,309	1,884,524
Distributions reinvested	535	10,525	15,923	288,520
Redemptions	(63,026)	(1,167,214)	(192,437)	(3,848,318)
Net increase (decrease)	5,200	(20,702)	(85,205)	(1,675,274)
Class C
Subscriptions	54,863	586,800	70,929	883,212
Distributions reinvested	236	2,751	81,310	878,960
Redemptions	(323,252)	(3,442,853)	(1,600,705)	(21,330,565)
Net decrease	(268,153)	(2,853,302)	(1,448,466)	(19,568,393)
Institutional Class
Subscriptions	1,324,791	21,491,806	1,304,661	26,249,293
Distributions reinvested	5,696	110,267	139,768	2,490,659
Redemptions	(3,516,532)	(55,853,882)	(3,476,619)	(67,498,823)
Net decrease	(2,186,045)	(34,251,809)	(2,032,190)	(38,758,871)
Institutional 2 Class
Subscriptions	47,730	878,179	96,328	1,921,217
Distributions reinvested	703	13,809	30,405	549,423
Redemptions	(394,486)	(7,312,580)	(157,467)	(3,230,184)
Net decrease	(346,053)	(6,420,592)	(30,734)	(759,544)
Institutional 3 Class
Subscriptions	20,347	345,552	43,222	864,526
Distributions reinvested	2,977	60,520	40,930	765,391
Redemptions	(39,506)	(722,814)	(78,681)	(1,566,908)
Net increase (decrease)	(16,182)	(316,742)	5,471	63,009
Class R
Subscriptions	45,995	657,330	86,885	1,365,969
Distributions reinvested	35	548	11,831	169,779
Redemptions	(233,968)	(3,268,929)	(234,028)	(3,759,824)
Net decrease	(187,938)	(2,611,051)	(135,312)	(2,224,076)
Total net decrease	(6,610,424)	(103,090,889)	(4,754,949)	(81,981,076)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$15.83	0.01	(1.99)	(1.98)	(0.02)	(0.00)(c)	(0.02)
Year Ended 5/31/2019	$18.40	0.01	(1.47)	(1.46)	(0.02)	(1.09)	(1.11)
Year Ended 5/31/2018	$18.85	0.08(e)	1.91	1.99	—	(2.44)	(2.44)
Year Ended 5/31/2017	$17.48	(0.09)	2.59	2.50	—	(1.13)	(1.13)
Year Ended 5/31/2016	$21.36	(0.05)	(1.70)	(1.75)	—	(2.13)	(2.13)
Advisor Class
Year Ended 5/31/2020	$18.62	0.06	(2.34)	(2.28)	(0.07)	(0.00)(c)	(0.07)
Year Ended 5/31/2019	$21.38	0.05	(1.69)	(1.64)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.49	0.17(e)	2.16	2.33	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.74	(0.06)	2.94	2.88	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.76	0.01	(1.90)	(1.89)	—	(2.13)	(2.13)
Class C
Year Ended 5/31/2020	$11.05	(0.07)	(1.39)	(1.46)	—	(0.00)(c)	(0.00)(c)
Year Ended 5/31/2019	$13.29	(0.09)	(1.06)	(1.15)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$14.35	(0.05)(e)	1.43	1.38	—	(2.44)	(2.44)
Year Ended 5/31/2017	$13.64	(0.18)	2.02	1.84	—	(1.13)	(1.13)
Year Ended 5/31/2016	$17.30	(0.15)	(1.38)	(1.53)	—	(2.13)	(2.13)
Institutional Class
Year Ended 5/31/2020	$18.31	0.06	(2.30)	(2.24)	(0.07)	(0.00)(c)	(0.07)
Year Ended 5/31/2019	$21.05	0.05	(1.67)	(1.62)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.19	0.15(e)	2.15	2.30	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.48	(0.06)	2.90	2.84	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.47	(0.01)	(1.85)	(1.86)	—	(2.13)	(2.13)
Institutional 2 Class
Year Ended 5/31/2020	$18.58	0.07	(2.33)	(2.26)	(0.08)	(0.00)(c)	(0.08)
Year Ended 5/31/2019	$21.33	0.08	(1.70)	(1.62)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$21.43	0.17(e)	2.17	2.34	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.66	(0.04)	2.94	2.90	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.65	0.02	(1.88)	(1.86)	—	(2.13)	(2.13)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$13.83	(12.52%)	1.31%	1.31%(d)	0.07%	17%	$281,259
Year Ended 5/31/2019	$15.83	(7.80%)	1.30%	1.30%(d)	0.08%	17%	$379,113
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29%(d)	0.42%	20%	$459,420
Year Ended 5/31/2017	$18.85	14.44%	1.32%	1.32%(d)	(0.52%)	24%	$493,661
Year Ended 5/31/2016	$17.48	(8.19%)	1.36%	1.36%(d)	(0.26%)	27%	$547,110
Advisor Class
Year Ended 5/31/2020	$16.27	(12.32%)	1.06%	1.06%(d)	0.33%	17%	$2,898
Year Ended 5/31/2019	$18.62	(7.50%)	1.04%	1.04%(d)	0.26%	17%	$3,219
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04%(d)	0.78%	20%	$5,519
Year Ended 5/31/2017	$21.49	14.72%	1.07%	1.07%(d)	(0.28%)	24%	$4,860
Year Ended 5/31/2016	$19.74	(7.94%)	1.12%	1.12%(d)	0.03%	27%	$4,147
Class C
Year Ended 5/31/2020	$9.59	(13.18%)	2.06%	2.06%(d)	(0.67%)	17%	$5,402
Year Ended 5/31/2019	$11.05	(8.46%)	2.04%	2.04%(d)	(0.68%)	17%	$9,187
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04%(d)	(0.34%)	20%	$30,308
Year Ended 5/31/2017	$14.35	13.64%	2.07%	2.07%(d)	(1.27%)	24%	$35,657
Year Ended 5/31/2016	$13.64	(8.89%)	2.11%	2.11%(d)	(1.02%)	27%	$42,200
Institutional Class
Year Ended 5/31/2020	$16.00	(12.31%)	1.06%	1.06%(d)	0.32%	17%	$29,670
Year Ended 5/31/2019	$18.31	(7.53%)	1.04%	1.04%(d)	0.25%	17%	$73,967
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04%(d)	0.71%	20%	$127,825
Year Ended 5/31/2017	$21.19	14.71%	1.07%	1.07%(d)	(0.30%)	24%	$103,000
Year Ended 5/31/2016	$19.48	(7.91%)	1.12%	1.12%(d)	(0.05%)	27%	$75,905
Institutional 2 Class
Year Ended 5/31/2020	$16.24	(12.24%)	0.98%	0.98%	0.36%	17%	$2,841
Year Ended 5/31/2019	$18.58	(7.44%)	0.97%	0.97%	0.40%	17%	$9,678
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
Year Ended 5/31/2017	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
Year Ended 5/31/2016	$19.66	(7.85%)	0.99%	0.99%	0.10%	27%	$10,476
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$19.23	0.09	(2.42)	(2.33)	(0.09)	(0.00)(c)	(0.09)
Year Ended 5/31/2019	$22.03	0.10	(1.77)	(1.67)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$22.05	0.18(e)	2.24	2.42	—	(2.44)	(2.44)
Year Ended 5/31/2017	$20.20	(0.14)	3.12	2.98	—	(1.13)	(1.13)
Year Ended 5/31/2016	$24.21	0.04	(1.92)	(1.88)	—	(2.13)	(2.13)
Class R
Year Ended 5/31/2020	$14.71	(0.03)	(1.85)	(1.88)	—	(0.00)(c)	(0.00)(c)
Year Ended 5/31/2019	$17.20	(0.03)	(1.37)	(1.40)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$17.81	0.04(e)	1.79	1.83	—	(2.44)	(2.44)
Year Ended 5/31/2017	$16.62	(0.13)	2.45	2.32	—	(1.13)	(1.13)
Year Ended 5/31/2016	$20.46	(0.09)	(1.62)	(1.71)	—	(2.13)	(2.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$0.22	$0.28	$0.16	$0.26	$0.26	$0.26	$0.22
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Small Cap Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$16.81	(12.20%)	0.93%	0.93%	0.46%	17%	$11,355
Year Ended 5/31/2019	$19.23	(7.41%)	0.92%	0.92%	0.47%	17%	$13,299
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
Year Ended 5/31/2017	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
Year Ended 5/31/2016	$20.20	(7.74%)	0.94%	0.94%	0.16%	27%	$5
Class R
Year Ended 5/31/2020	$12.83	(12.76%)	1.56%	1.56%(d)	(0.19%)	17%	$2,579
Year Ended 5/31/2019	$14.71	(7.97%)	1.54%	1.54%(d)	(0.21%)	17%	$5,720
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54%(d)	0.23%	20%	$9,018
Year Ended 5/31/2017	$17.81	14.09%	1.57%	1.57%(d)	(0.77%)	24%	$11,210
Year Ended 5/31/2016	$16.62	(8.36%)	1.61%	1.61%(d)	(0.52%)	27%	$12,386
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2020	19

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Select Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Select Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Small Cap Value Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
May 31, 2020
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Select Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Transactions with affiliates
For the year ended May 31, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $12,898,970, respectively. The sale transactions resulted in a net realized gain of $7,524,183.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $760.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Select Small Cap Value Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
May 31, 2020
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,376,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	71,026
Class C	—	1.00(b)	231

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.33%	1.33%
Advisor Class	1.08	1.08
Class C	2.08	2.08
Institutional Class	1.08	1.08
Institutional 2 Class	1.01	1.02
Institutional 3 Class	0.96	0.97
Class R	1.58	1.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Select Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward, re-characterization of distributions for investments, and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(107,004)	107,004	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
790,094	—	790,094	3,077,224	32,451,630	35,528,854
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
308,998	—	(496,996)	21,694,789
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
312,237,623	75,397,337	(53,702,548)	21,694,789
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(391,914)	(105,082)	(496,996)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Select Small Cap Value Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
May 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $75,251,508 and $178,021,294, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive
26	Columbia Select Small Cap Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2020, affiliated shareholders of record owned 71.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Select Small Cap Value Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
May 31, 2020
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Select Small Cap Value Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Small Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Small Cap Value Fund | Annual Report 2020	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction
100.00%	100.00%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Select Small Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Select Small Cap Value Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
32	Columbia Select Small Cap Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Select Small Cap Value Fund | Annual Report 2020	33

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
34	Columbia Select Small Cap Value Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Select Small Cap Value Fund | Annual Report 2020	35

Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN218_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Flexible Capital Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Flexible Capital Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	07/28/11	0.80	4.31	7.02
	Including sales charges		-5.03	3.09	6.30
Advisor Class*		11/08/12	1.06	4.56	7.24
Class C	Excluding sales charges	07/28/11	0.06	3.54	6.22
	Including sales charges		-0.90	3.54	6.22
Institutional Class		07/28/11	1.07	4.58	7.27
Institutional 2 Class*		11/08/12	1.10	4.63	7.29
Institutional 3 Class*		03/01/17	1.16	4.55	7.15
Class R		07/28/11	0.52	4.05	6.73
Blended Benchmark			7.36	5.95	8.12
Bloomberg Barclays U.S. Aggregate Bond Index			9.42	3.94	3.70
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Flexible Capital Income Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Common Stocks	39.1
Convertible Bonds	15.1
Convertible Preferred Stocks	14.1
Corporate Bonds & Notes	28.9
Limited Partnerships	0.9
Money Market Funds	0.5
Preferred Debt	1.0
Senior Loans	0.4
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Flexible Capital Income Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned 0.80% excluding sales charges. During the same time period, the Fund underperformed its Blended Benchmark, which returned 7.36%, as well as the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 9.42%. An overweight in small-cap equities and lower quality bonds, relative to the benchmark, detracted from results.
As COVID-19 spread, global economies and financial markets faltered
Robust consumer spending, a pickup in the housing market and solid industrial production kept the U.S. growth engine moving as the period began midway through 2019. However, weakened manufacturing activity weighed on the pace of economic growth, and trade wars continued to create uncertainty about economic prospects.
Yet, tensions with China eased a bit at the end of 2019 as certain import taxes were reduced and new tariffs were averted. As a result, optimism prevailed at the outset of 2020. Then, momentum shifted as COVID-19 spread from China and South Korea through Europe, the United States and the rest of the world in February and March. Widespread lockdowns drove a decline in business activity and a surge in layoffs pushed the global economy into recession.
Central banks responded aggressively, cutting interest rates, restarting quantitative easing and initiating other measures to provide liquidity to financial markets. In the United States, the Federal Reserve reduced the federal funds target rate, a key short-term borrowing rate, essentially to zero. The U.S. government passed two rounds of sweeping legislation to help diminish the impact of lost paychecks and declining business activity, with the possibility of more to come.
In May 2020, as states began to lift lockdown measures, the U.S. stock market looked ahead. Late period gains reflected expectations for a swift economic recovery. Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock performance, returned 12.84% for the 12-month period, gaining back much of what it had lost in March 2020. Growth stocks sharply outperformed value stocks and large-cap stocks led small- and mid-cap stocks by a wide margin. Convertible securities outperformed both U.S. stocks and bonds, returning 14.80%, as measured by the Bloomberg Barclays U.S. Convertibles Composite Index. Investment-grade bonds gained 9.42%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.
Contributors and detractors
The first eight months of this roller-coaster year were relatively routine and productive. However, when the COVID-19 pandemic hit and drove the U.S. economy into an unexpected recession, the Fund’s lack of defensive positioning detracted from results. Yet, there were bright spots that helped the Fund generate a positive return. A position in The Medicines Co. convertibles benefited return, as shares skyrocketed in response to a buyout agreement with Swiss pharmaceutical giant Novartis International AG in December 2019. Carnival Corp. convertibles, which we bought on issuance in April 2020, rose strongly as the market looked ahead to recovery. In the technology sector NortonLifeLock, Inc., the technology and personal security company, and in the consumer staples sector, General Mills, Inc. aided returns. The Fund had exposure to Novavax, Inc. bonds, which approximately doubled during the period. Novavax is a clinical-stage vaccine company. In April, the company announced that it had identified a COVID-19 vaccine candidate and planned to initiate clinical study in mid-May.
A position in Hertz Corp. bonds weighed on returns as the company declared bankruptcy. However, we held onto the bonds because we believed the market had greatly underestimated the company’s comeback potential. The Fund lost ground in the financials sector, where there was little good news. Mortgage REIT (real estate investment trust) Starwood Property Trust, Inc. was a particular drag in financials. Starwood shares had been at an all-time high before the sell-off and it has snapped back some since then. We continued to own Starwood.
At period’s end
We made few changes to the portfolio during the period, because we believe much of the Fund’s misfortune was the result of positioning in a highly unusual period. Within convertibles and also within bonds, the Fund did not have major exposure to growth-oriented companies that fall outside our investment universe. Yet, we continue to believe that the flexibility to move seamlessly across income-oriented market segments is an effective tool for us as managers and has proven to be a competitive advantage for the Fund over the longer term.
Columbia Flexible Capital Income Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Flexible Capital Income Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	930.90	1,019.84	4.85	5.07	1.01
Advisor Class	1,000.00	1,000.00	932.00	1,021.08	3.65	3.82	0.76
Class C	1,000.00	1,000.00	927.80	1,016.11	8.44	8.82	1.76
Institutional Class	1,000.00	1,000.00	932.20	1,021.08	3.65	3.82	0.76
Institutional 2 Class	1,000.00	1,000.00	932.30	1,021.23	3.51	3.67	0.73
Institutional 3 Class	1,000.00	1,000.00	932.40	1,021.48	3.27	3.42	0.68
Class R	1,000.00	1,000.00	929.40	1,018.65	6.00	6.27	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Flexible Capital Income Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 38.8%
Issuer	Shares	Value ($)
Communication Services 3.2%
Diversified Telecommunication Services 2.7%
AT&T, Inc.	280,000	8,640,800
BCE, Inc.	125,000	5,183,750
Verizon Communications, Inc.	185,000	10,615,300
Total		24,439,850
Media 0.5%
Comcast Corp., Class A	115,000	4,554,000
Total Communication Services		28,993,850
Consumer Discretionary 3.1%
Automobiles 0.4%
General Motors Co.	165,000	4,270,200
Hotels, Restaurants & Leisure 1.0%
Extended Stay America, Inc.	400,000	4,600,000
Las Vegas Sands Corp.	90,000	4,314,600
Total		8,914,600
Household Durables 0.5%
Newell Brands, Inc.	335,000	4,405,250
Multiline Retail 0.5%
Target Corp.	35,000	4,281,550
Specialty Retail 0.7%
Home Depot, Inc. (The)	27,500	6,833,200
Total Consumer Discretionary		28,704,800
Consumer Staples 3.1%
Food Products 1.4%
General Mills, Inc.	140,000	8,825,600
JM Smucker Co. (The)	37,500	4,272,375
Total		13,097,975
Household Products 0.7%
Kimberly-Clark Corp.	45,000	6,364,800
Tobacco 1.0%
Philip Morris International, Inc.	125,000	9,170,000
Total Consumer Staples		28,632,775
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.6%
Oil, Gas & Consumable Fuels 2.6%
Chevron Corp.	95,000	8,711,500
Valero Energy Corp.	70,000	4,664,800
Williams Companies, Inc. (The)	500,000	10,215,000
Total		23,591,300
Total Energy		23,591,300
Financials 8.0%
Banks 3.7%
Citigroup, Inc.	140,000	6,707,400
JPMorgan Chase & Co.	92,500	9,001,175
KeyCorp	475,000	5,628,750
PNC Financial Services Group, Inc. (The)	65,000	7,412,600
U.S. Bancorp	160,000	5,689,600
Total		34,439,525
Capital Markets 2.4%
Ares Capital Corp.	625,000	9,218,750
Morgan Stanley	220,000	9,724,000
TCG BDC, Inc.	300,000	2,673,000
Total		21,615,750
Insurance 0.7%
MetLife, Inc.	190,000	6,841,900
Mortgage Real Estate Investment Trusts (REITS) 1.2%
Blackstone Mortgage Trust, Inc.	100,000	2,359,000
Starwood Property Trust, Inc.	650,000	8,619,000
Total		10,978,000
Total Financials		73,875,175
Health Care 4.2%
Biotechnology 1.6%
AbbVie, Inc.	115,000	10,657,050
Gilead Sciences, Inc.	52,500	4,086,075
Total		14,743,125
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.6%
Amryt Pharma PLC, ADR(a)	184,365	1,504,326
Bristol-Myers Squibb Co.	67,500	4,031,100
Johnson & Johnson	60,000	8,925,000
Merck & Co., Inc.	60,000	4,843,200
Pfizer, Inc.	115,000	4,391,850
Total		23,695,476
Total Health Care		38,438,601
Industrials 3.2%
Aerospace & Defense 0.7%
Raytheon Technologies Corp.	100,000	6,452,000
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	90,000	8,973,900
Electrical Equipment 0.8%
Eaton Corp. PLC	85,000	7,216,500
Machinery 0.7%
Caterpillar, Inc.	57,500	6,907,475
Total Industrials		29,549,875
Information Technology 7.0%
Communications Equipment 1.1%
Cisco Systems, Inc.	205,000	9,803,100
Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	300,000	6,837,000
IT Services 0.9%
International Business Machines Corp.	70,000	8,743,000
Semiconductors & Semiconductor Equipment 2.6%
Broadcom, Inc.	50,000	14,563,500
Texas Instruments, Inc.	77,500	9,202,350
Total		23,765,850
Software 1.1%
NortonLifeLock, Inc.	425,000	9,681,500
Technology Hardware, Storage & Peripherals 0.6%
Seagate Technology PLC	100,000	5,304,000
Total Information Technology		64,134,450
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.0%
Chemicals 1.0%
Dow, Inc.	235,000	9,071,000
Total Materials		9,071,000
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
Alexandria Real Estate Equities, Inc.	42,500	6,533,100
Duke Realty Corp.	140,000	4,827,200
Medical Properties Trust, Inc.	475,000	8,588,000
Total		19,948,300
Total Real Estate		19,948,300
Utilities 1.2%
Electric Utilities 1.2%
Edison International	115,000	6,682,650
FirstEnergy Corp.	110,000	4,648,600
Total		11,331,250
Total Utilities		11,331,250
Total Common Stocks (Cost $376,376,551)		356,271,376

Convertible Bonds 15.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.5%
Air Canada(b),(c)
07/01/2025	4.000%	4,500,000	4,618,125
Cable and Satellite 1.2%
DISH Network Corp.
08/15/2026	3.375%	12,000,000	10,573,788
Consumer Cyclical Services 0.8%
Farfetch Ltd.(b)
05/01/2027	3.750%	1,687,000	1,918,377
Zillow Group, Inc.
05/15/2025	2.750%	4,500,000	5,103,248
Total			7,021,625
Health Care 1.5%
CONMED Corp.
02/01/2024	2.625%	4,200,000	4,453,103
Invacare Corp.
11/15/2024	5.000%	4,500,000	3,785,850

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novavax, Inc.
02/01/2023	3.750%	6,840,000	5,914,206
Total			14,153,159
Home Construction 0.7%
SunPower Corp.
01/15/2023	4.000%	7,508,000	5,931,320
Independent Energy 0.0%
Chesapeake Energy Corp.(d)
09/15/2026	0.000%	10,500,000	341,250
Leisure 0.8%
Carnival Corp.(b)
04/01/2023	5.750%	2,200,000	3,610,750
NCL Corp Ltd.(b)
05/15/2024	6.000%	2,800,000	3,609,208
Total			7,219,958
Life Insurance 0.8%
AXA SA(b)
05/15/2021	7.250%	8,000,000	7,434,712
Other Financial Institutions 0.7%
RWT Holdings, Inc.(b)
10/01/2025	5.750%	8,250,000	6,447,191
Other Industry 0.5%
Green Plains, Inc.
09/01/2022	4.125%	6,000,000	4,503,570
Other REIT 0.6%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	6,340,000	5,840,725
Pharmaceuticals 2.7%
Aegerion Pharmaceuticals, Inc.(b)
04/01/2025	5.000%	1,012,542	1,006,214
Clovis Oncology, Inc.
05/01/2025	1.250%	11,700,000	6,899,010
Insmed, Inc.
01/15/2025	1.750%	4,600,000	4,320,944
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	5,800,000	4,943,352
Radius Health, Inc.
09/01/2024	3.000%	6,800,000	4,846,452
Tilray, Inc.
10/01/2023	5.000%	6,000,000	2,550,000
Total			24,565,972
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.8%
Heritage Insurance Holdings, Inc.
08/01/2037	5.875%	3,400,000	3,683,313
MGIC Investment Corp.(b),(e)
Junior Subordinated
04/01/2063	9.000%	3,089,000	3,986,384
Total			7,669,697
Retailers 1.2%
American Eagle Outfitters, Inc.(b)
04/15/2025	3.750%	4,500,000	5,534,234
Dick’s Sporting Goods, Inc.(b)
04/15/2025	3.250%	4,400,000	5,414,332
Total			10,948,566
Technology 2.2%
Avaya Holdings Corp.
06/15/2023	2.250%	9,000,000	7,862,596
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	6,000,000	7,840,962
Sabre GLBL, Inc.(b)
04/15/2025	4.000%	4,000,000	4,556,864
Total			20,260,422
Total Convertible Bonds (Cost $153,790,981)			137,530,080

Convertible Preferred Stocks 13.9%
Issuer		Shares	Value ($)
Consumer Staples 0.6%
Household Products 0.6%
Energizer Holdings, Inc.	7.500%	62,500	5,849,375
Total Consumer Staples			5,849,375
Financials 2.1%
Banks 0.9%
Bank of America Corp.	7.250%	6,200	8,459,900
Capital Markets 0.7%
AMG Capital Trust II	5.150%	87,500	3,534,414
Cowen, Inc.	5.625%	3,700	2,730,232
Total			6,264,646
Insurance 0.5%
Assurant, Inc.	6.500%	45,000	4,729,809
Total Financials			19,454,355

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Health Care 3.4%
Health Care Equipment & Supplies 2.0%
Becton Dickinson and Co.	6.000%	175,000	9,056,250
Boston Scientific Corp.	5.500%	9,296	1,015,588
Danaher Corp.	4.750%	5,500	6,519,590
Danaher Corp.	5.000%	2,079	2,128,355
Total			18,719,783
Health Care Technology 0.6%
Change Healthcare, Inc.	6.000%	115,000	5,606,250
Life Sciences Tools & Services 0.8%
Avantor, Inc.	6.250%	107,500	6,834,743
Total Health Care			31,160,776
Industrials 0.5%
Machinery 0.5%
Stanley Black & Decker, Inc.	5.250%	60,000	4,922,160
Total Industrials			4,922,160
Real Estate 1.6%
Equity Real Estate Investment Trusts (REITS) 1.6%
Crown Castle International Corp.	6.875%	6,200	9,406,640
QTS Realty Trust, Inc.	6.500%	35,000	5,287,237
Total			14,693,877
Total Real Estate			14,693,877
Utilities 5.7%
Electric Utilities 2.6%
American Electric Power Co., Inc.	6.125%	260,000	13,592,800
NextEra Energy, Inc.	5.279%	215,000	9,634,759
Total			23,227,559
Multi-Utilities 2.5%
Dominion Energy, Inc.	7.250%	90,000	9,297,000
DTE Energy Co.	6.250%	325,000	13,830,050
Total			23,127,050
Water Utilities 0.6%
Essential Utilities, Inc.	6.000%	100,000	5,760,640
Total Utilities			52,115,249
Total Convertible Preferred Stocks (Cost $126,249,825)			128,195,792
Corporate Bonds & Notes 28.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.3%
Boeing Co. (The)
05/01/2060	5.930%	6,000,000	7,000,215
Spirit AeroSystems, Inc.(b)
04/15/2025	7.500%	4,600,000	4,560,372
Total			11,560,587
Brokerage/Asset Managers/Exchanges 1.0%
LPL Holdings, Inc.(b)
09/15/2025	5.750%	8,650,000	9,024,598
Cable and Satellite 1.8%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	5,000,000	6,542,210
Gogo Intermediate Holdings LLC/Finance Co., Inc.(b)
05/01/2024	9.875%	5,000,000	4,641,726
Telesat Canada/LLC(b)
10/15/2027	6.500%	5,114,000	5,025,483
Total			16,209,419
Chemicals 1.6%
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	5,700,000	5,514,668
Starfruit Finco BV/US Holdco LLC(b)
10/01/2026	8.000%	8,500,000	8,814,997
Total			14,329,665
Consumer Cyclical Services 0.8%
Uber Technologies, Inc.(b)
11/01/2023	7.500%	5,000,000	5,067,434
09/15/2027	7.500%	2,600,000	2,665,773
Total			7,733,207
Consumer Products 1.0%
Mattel, Inc.(b)
12/31/2025	6.750%	4,146,000	4,342,282
12/15/2027	5.875%	1,348,000	1,378,531
Mattel, Inc.
10/01/2040	6.200%	2,770,000	2,401,675
11/01/2041	5.450%	1,100,000	881,272
Total			9,003,760
Electric 0.5%
Enviva Partners LP/Finance Corp.(b)
01/15/2026	6.500%	4,500,000	4,758,481

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 1.0%
Covanta Holding Corp.
07/01/2025	5.875%	4,666,000	4,631,565
01/01/2027	6.000%	4,500,000	4,466,584
Total			9,098,149
Finance Companies 1.6%
Fortress Transportation & Infrastructure Investors LLC(b)
10/01/2025	6.500%	7,000,000	5,809,952
Springleaf Finance Corp.
03/15/2025	6.875%	7,100,000	7,003,859
03/15/2026	7.125%	2,091,000	2,068,048
Total			14,881,859
Food and Beverage 2.1%
Aramark Services, Inc.(b)
05/01/2025	6.375%	8,500,000	8,885,436
Chobani LLC/Finance Corp., Inc.(b)
04/15/2025	7.500%	5,472,000	5,471,196
Lamb Weston Holdings, Inc.(b)
11/01/2026	4.875%	4,600,000	4,762,480
Total			19,119,112
Health Care 1.0%
Quotient Ltd.(b),(f),(g)
04/15/2024	12.000%	1,330,000	1,330,000
04/15/2024	12.000%	570,000	570,000
Surgery Center Holdings, Inc.(b)
07/01/2025	6.750%	8,100,000	7,422,949
Total			9,322,949
Independent Energy 1.7%
Indigo Natural Resources LLC(b)
02/15/2026	6.875%	12,000,000	11,610,313
Talos Production LLC/Finance, Inc.
04/03/2022	11.000%	4,169,067	3,564,552
Total			15,174,865
Leisure 1.0%
Carnival Corp.(b)
04/01/2023	11.500%	2,946,000	3,136,761
NCL Corp., Ltd.(b)
05/15/2024	12.250%	5,600,000	6,017,628
Total			9,154,389
Media and Entertainment 1.5%
Lions Gate Capital Holdings LLC(b)
11/01/2024	5.875%	9,250,000	9,077,321
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meredith Corp.
02/01/2026	6.875%	5,000,000	4,629,920
Total			13,707,241
Metals and Mining 1.7%
CONSOL Energy, Inc.(b)
11/15/2025	11.000%	4,600,000	1,971,356
Constellium NV(b)
03/01/2025	6.625%	9,000,000	9,186,626
Warrior Met Coal, Inc.(b)
11/01/2024	8.000%	4,937,000	4,884,462
Total			16,042,444
Midstream 0.3%
Rockpoint Gas Storage Canada Ltd.(b)
03/31/2023	7.000%	3,111,000	2,683,265
Summit Midstream Partners LP(d)
Junior Subordinated
12/31/2049	0.000%	5,600,000	524,860
Total			3,208,125
Oil Field Services 0.4%
Nabors Industries Ltd.(b)
01/15/2026	7.250%	4,568,000	2,602,977
01/15/2028	7.500%	1,131,000	622,039
Total			3,225,016
Other Industry 0.5%
WeWork Companies, Inc.(b)
05/01/2025	7.875%	9,300,000	4,272,286
Packaging 3.2%
ARD Finance SA(b),(h)
06/30/2027	6.500%	10,500,000	10,361,875
BWAY Holding Co.(b)
04/15/2025	7.250%	11,000,000	9,969,128
Novolex(b)
01/15/2025	6.875%	9,000,000	9,095,061
Total			29,426,064
Pharmaceuticals 1.0%
Bausch Health Companies, Inc.(b)
01/31/2027	8.500%	4,000,000	4,377,612
01/30/2028	5.000%	1,532,000	1,486,385
01/30/2030	5.250%	3,532,000	3,491,839
Total			9,355,836
Restaurants 0.5%
IRB Holding Corp.(b)
02/15/2026	6.750%	5,200,000	4,872,372

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(b)
02/15/2028	5.875%	4,200,000	4,493,490
Safeway, Inc.
02/01/2031	7.250%	4,588,000	4,863,491
Total			9,356,981
Technology 1.4%
Diebold, Inc.
04/15/2024	8.500%	8,500,000	6,350,414
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(b)
11/30/2024	10.000%	4,250,000	4,534,401
Sabre GLBL, Inc.(b)
04/15/2025	9.250%	2,200,000	2,360,469
Total			13,245,284
Transportation Services 0.2%
Hertz Corp. (The)(b),(d)
10/15/2024	0.000%	5,000,000	841,652
08/01/2026	0.000%	5,500,000	929,524
Total			1,771,176
Wirelines 0.6%
Front Range BidCo, Inc.(b)
03/01/2028	6.125%	5,650,000	5,597,812
Total Corporate Bonds & Notes (Cost $289,422,740)			263,451,677

Limited Partnerships 0.9%
Issuer	Shares	Value ($)
Energy 0.9%
Oil, Gas & Consumable Fuels 0.9%
Enviva Partners LP	135,000	4,722,300
Rattler Midstream LP	450,000	3,784,500
Total		8,506,800
Total Energy		8,506,800
Total Limited Partnerships (Cost $10,486,280)		8,506,800

Preferred Debt 1.0%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.5%
Citigroup Capital XIII(e)
10/30/2040	7.130%	165,000	4,455,000
Preferred Debt (continued)
Issuer	Coupon Rate	Shares	Value ($)
Finance Companies 0.5%
GMAC Capital Trust I(e)
02/15/2040	6.177%	200,000	4,518,000
Total Preferred Debt (Cost $9,484,834)			8,973,000

Senior Loans 0.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
BCP Raptor LLC/EagleClaw Midstream Ventures(i),(j)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	5.250%	5,020,045	3,443,751
Total Senior Loans (Cost $4,980,187)			3,443,751

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(f),(g)	16,125	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 0.4%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, Agency Shares, 0.041%(k)	4,300,948	4,300,948
Total Money Market Funds (Cost $4,300,948)		4,300,948
Total Investments in Securities (Cost: $975,092,346)		910,673,424
Other Assets & Liabilities, Net		8,136,536
Net Assets		918,809,960

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
May 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2020, the total value of these securities amounted to $256,659,403, which represents 27.93% of total net assets.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2020, the total value of these securities amounted to $2,637,286, which represents 0.29% of total net assets.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2020.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2020, the total value of these securities amounted to $1,900,000, which represents 0.21% of total net assets.
(g)	Valuation based on significant unobservable inputs.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)	The stated interest rate represents the weighted average interest rate at May 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(j)	Variable rate security. The interest rate shown was the current rate as of May 31, 2020.
(k)	The rate shown is the seven-day current annualized yield at May 31, 2020.
Abbreviation Legend
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	28,993,850	—	—	28,993,850
Consumer Discretionary	28,704,800	—	—	28,704,800
Consumer Staples	28,632,775	—	—	28,632,775
Energy	23,591,300	—	—	23,591,300
Financials	73,875,175	—	—	73,875,175
Health Care	36,934,275	1,504,326	—	38,438,601
Industrials	29,549,875	—	—	29,549,875
Information Technology	64,134,450	—	—	64,134,450
Materials	9,071,000	—	—	9,071,000
Real Estate	19,948,300	—	—	19,948,300
Utilities	11,331,250	—	—	11,331,250
Total Common Stocks	354,767,050	1,504,326	—	356,271,376
Convertible Bonds	—	137,530,080	—	137,530,080
Convertible Preferred Stocks
Consumer Staples	—	5,849,375	—	5,849,375
Financials	—	19,454,355	—	19,454,355
Health Care	—	31,160,776	—	31,160,776
Industrials	—	4,922,160	—	4,922,160
Real Estate	—	14,693,877	—	14,693,877
Utilities	—	52,115,249	—	52,115,249
Total Convertible Preferred Stocks	—	128,195,792	—	128,195,792
Corporate Bonds & Notes	—	261,551,677	1,900,000	263,451,677
Limited Partnerships
Energy	8,506,800	—	—	8,506,800
Total Limited Partnerships	8,506,800	—	—	8,506,800
Preferred Debt	8,973,000	—	—	8,973,000
Senior Loans	—	3,443,751	—	3,443,751
Warrants
Energy	—	—	0*	0*
Total Warrants	—	—	0*	0*
Money Market Funds	4,300,948	—	—	4,300,948
Total Investments in Securities	376,547,798	532,225,626	1,900,000	910,673,424

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2020	15

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $975,092,346)	$910,673,424
Receivable for:
Investments sold	13,429,214
Capital shares sold	1,095,801
Dividends	1,694,556
Interest	5,390,290
Foreign tax reclaims	15,513
Prepaid expenses	609
Total assets	932,299,407
Liabilities
Due to custodian	15,512
Payable for:
Investments purchased	7,134,529
Investments purchased on a delayed delivery basis	4,635,503
Capital shares purchased	877,647
Management services fees	464,956
Distribution and/or service fees	208,131
Transfer agent fees	72,141
Compensation of board members	42,296
Other expenses	38,732
Total liabilities	13,489,447
Net assets applicable to outstanding capital stock	$918,809,960
Represented by
Paid in capital	987,701,113
Total distributable earnings (loss)	(68,891,153)
Total - representing net assets applicable to outstanding capital stock	$918,809,960
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$218,974,374
Shares outstanding	18,156,251
Net asset value per share	$12.06
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.80
Advisor Class
Net assets	$19,453,967
Shares outstanding	1,599,391
Net asset value per share	$12.16
Class C
Net assets	$209,400,885
Shares outstanding	17,469,094
Net asset value per share	$11.99
Institutional Class
Net assets	$426,343,122
Shares outstanding	35,357,803
Net asset value per share	$12.06
Institutional 2 Class
Net assets	$29,105,269
Shares outstanding	2,391,174
Net asset value per share	$12.17
Institutional 3 Class
Net assets	$14,620,589
Shares outstanding	1,217,325
Net asset value per share	$12.01
Class R
Net assets	$911,754
Shares outstanding	75,671
Net asset value per share	$12.05
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2020	17

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$32,819,541
Interest	24,749,538
Interfund lending	265
Foreign taxes withheld	(72,717)
Total income	57,496,627
Expenses:
Management services fees	6,175,965
Distribution and/or service fees
Class A	562,908
Class C	2,263,687
Class R	7,382
Transfer agent fees
Class A	189,853
Advisor Class	17,141
Class C	190,742
Institutional Class	380,072
Institutional 2 Class	16,788
Institutional 3 Class	1,174
Class R	1,240
Compensation of board members	21,380
Custodian fees	8,993
Printing and postage fees	55,911
Registration fees	151,119
Audit fees	27,288
Legal fees	17,781
Compensation of chief compliance officer	218
Other	31,772
Total expenses	10,121,414
Fees waived by transfer agent
Institutional 2 Class	(831)
Institutional 3 Class	(315)
Total net expenses	10,120,268
Net investment income	47,376,359
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(7,895,853)
Foreign currency translations	2,511
Net realized loss	(7,893,342)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(49,443,734)
Net change in unrealized appreciation (depreciation)	(49,443,734)
Net realized and unrealized loss	(57,337,076)
Net decrease in net assets resulting from operations	$(9,960,717)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$47,376,359	$34,200,818
Net realized gain (loss)	(7,893,342)	8,518,277
Net change in unrealized appreciation (depreciation)	(49,443,734)	(41,101,272)
Net increase (decrease) in net assets resulting from operations	(9,960,717)	1,617,823
Distributions to shareholders
Net investment income and net realized gains
Class A	(10,354,370)	(7,407,699)
Advisor Class	(976,979)	(999,064)
Class C	(8,738,038)	(6,548,597)
Institutional Class	(21,736,617)	(15,862,125)
Institutional 2 Class	(1,318,869)	(918,267)
Institutional 3 Class	(595,592)	(314,936)
Class R	(65,609)	(45,354)
Class T	—	(162)
Total distributions to shareholders	(43,786,074)	(32,096,204)
Increase in net assets from capital stock activity	86,621,573	239,157,097
Total increase in net assets	32,874,782	208,678,716
Net assets at beginning of year	885,935,178	677,256,462
Net assets at end of year	$918,809,960	$885,935,178
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2020	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,490,720	70,565,071	8,247,915	105,094,653
Distributions reinvested	851,210	10,165,284	573,336	7,274,870
Redemptions	(5,143,692)	(64,020,869)	(3,883,360)	(49,121,118)
Net increase	1,198,238	16,709,486	4,937,891	63,248,405
Advisor Class
Subscriptions	1,031,825	13,413,751	1,561,917	20,010,646
Distributions reinvested	81,132	976,853	77,969	998,950
Redemptions	(1,413,713)	(17,994,813)	(1,367,276)	(17,428,019)
Net increase (decrease)	(300,756)	(3,604,209)	272,610	3,581,577
Class C
Subscriptions	4,093,060	53,056,336	6,634,561	84,469,498
Distributions reinvested	722,457	8,584,091	507,416	6,406,962
Redemptions	(4,443,549)	(53,440,411)	(3,076,012)	(38,688,171)
Net increase	371,968	8,200,016	4,065,965	52,188,289
Institutional Class
Subscriptions	14,476,075	187,063,867	17,341,191	221,599,624
Distributions reinvested	1,811,445	21,569,336	1,238,765	15,704,595
Redemptions	(13,255,528)	(161,072,842)	(9,903,688)	(123,179,044)
Net increase	3,031,992	47,560,361	8,676,268	114,125,175
Institutional 2 Class
Subscriptions	2,010,293	25,036,107	978,046	12,694,223
Distributions reinvested	109,680	1,318,741	71,671	918,152
Redemptions	(1,214,310)	(14,443,021)	(1,022,733)	(12,728,147)
Net increase	905,663	11,911,827	26,984	884,228
Institutional 3 Class
Subscriptions	633,469	8,176,022	458,743	5,821,666
Distributions reinvested	50,993	595,466	24,964	314,822
Redemptions	(207,645)	(2,536,902)	(130,483)	(1,632,304)
Net increase	476,817	6,234,586	353,224	4,504,184
Class R
Subscriptions	32,783	414,729	66,216	848,706
Distributions reinvested	5,441	65,493	3,571	45,251
Redemptions	(74,269)	(870,716)	(22,205)	(263,546)
Net increase (decrease)	(36,045)	(390,494)	47,582	630,411
Class T
Distributions reinvested	—	—	7	82
Redemptions	—	—	(439)	(5,254)
Net decrease	—	—	(432)	(5,172)
Total net increase	5,647,877	86,621,573	18,380,092	239,157,097
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Annual Report 2020

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Columbia Flexible Capital Income Fund | Annual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$12.56	0.62	(0.53)	0.09	(0.59)	—	(0.59)
Year Ended 5/31/2019	$12.98	0.55	(0.44)	0.11	(0.53)	—	(0.53)
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	—	(0.55)
Year Ended 5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	—	(0.56)
Year Ended 5/31/2016	$12.49	0.49	(1.20)	(0.71)	(0.57)	(0.15)	(0.72)
Advisor Class
Year Ended 5/31/2020	$12.66	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.08	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.58	0.52	(1.21)	(0.69)	(0.60)	(0.15)	(0.75)
Class C
Year Ended 5/31/2020	$12.48	0.53	(0.53)	0.00(d)	(0.49)	—	(0.49)
Year Ended 5/31/2019	$12.90	0.45	(0.44)	0.01	(0.43)	—	(0.43)
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	—	(0.46)
Year Ended 5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	—	(0.48)
Year Ended 5/31/2016	$12.42	0.41	(1.19)	(0.78)	(0.49)	(0.15)	(0.64)
Institutional Class
Year Ended 5/31/2020	$12.56	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$12.98	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.49	0.52	(1.20)	(0.68)	(0.60)	(0.15)	(0.75)
Institutional 2 Class
Year Ended 5/31/2020	$12.67	0.67	(0.55)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.09	0.59	(0.45)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	—	(0.60)
Year Ended 5/31/2016	$12.58	0.54	(1.21)	(0.67)	(0.61)	(0.15)	(0.76)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$12.06	0.80%	1.01%	1.01%	4.95%	59%	$218,974
Year Ended 5/31/2019	$12.56	0.82%	1.02%	1.02%	4.31%	32%	$212,999
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04%(c)	4.06%	50%	$156,011
Year Ended 5/31/2017	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
Year Ended 5/31/2016	$11.06	(5.42%)	1.09%	1.09%	4.37%	63%	$238,361
Advisor Class
Year Ended 5/31/2020	$12.16	1.06%	0.76%	0.76%	5.21%	59%	$19,454
Year Ended 5/31/2019	$12.66	1.07%	0.77%	0.77%	4.54%	32%	$24,065
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79%(c)	4.30%	50%	$21,291
Year Ended 5/31/2017	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
Year Ended 5/31/2016	$11.14	(5.22%)	0.84%	0.84%	4.62%	63%	$14,839
Class C
Year Ended 5/31/2020	$11.99	0.06%	1.76%	1.76%	4.20%	59%	$209,401
Year Ended 5/31/2019	$12.48	0.07%	1.77%	1.77%	3.56%	32%	$213,342
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79%(c)	3.32%	50%	$168,061
Year Ended 5/31/2017	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
Year Ended 5/31/2016	$11.00	(6.10%)	1.84%	1.84%	3.64%	63%	$118,203
Institutional Class
Year Ended 5/31/2020	$12.06	1.07%	0.76%	0.76%	5.22%	59%	$426,343
Year Ended 5/31/2019	$12.56	1.08%	0.77%	0.77%	4.56%	32%	$406,033
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79%(c)	4.32%	50%	$306,954
Year Ended 5/31/2017	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
Year Ended 5/31/2016	$11.06	(5.18%)	0.83%	0.83%	4.56%	63%	$73,885
Institutional 2 Class
Year Ended 5/31/2020	$12.17	1.10%	0.73%	0.73%	5.25%	59%	$29,105
Year Ended 5/31/2019	$12.67	1.10%	0.74%	0.73%	4.59%	32%	$18,828
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
Year Ended 5/31/2017	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
Year Ended 5/31/2016	$11.15	(5.06%)	0.75%	0.75%	4.76%	63%	$4,946
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2020	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$12.51	0.67	(0.54)	0.13	(0.63)	—	(0.63)
Year Ended 5/31/2019	$12.93	0.59	(0.44)	0.15	(0.57)	—	(0.57)
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017(e)	$12.48	(5.60)	5.70	0.10	(0.14)	—	(0.14)
Class R
Year Ended 5/31/2020	$12.55	0.59	(0.54)	0.05	(0.55)	—	(0.55)
Year Ended 5/31/2019	$12.97	0.52	(0.45)	0.07	(0.49)	—	(0.49)
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	—	(0.52)
Year Ended 5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	—	(0.53)
Year Ended 5/31/2016	$12.48	0.45	(1.18)	(0.73)	(0.55)	(0.15)	(0.70)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Flexible Capital Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$12.01	1.16%	0.68%	0.68%	5.36%	59%	$14,621
Year Ended 5/31/2019	$12.51	1.16%	0.70%	0.69%	4.66%	32%	$9,267
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Year Ended 5/31/2017(e)	$12.44	0.84%	0.74%(f)	0.74%(f)	(184.79%)(f)	71%	$2
Class R
Year Ended 5/31/2020	$12.05	0.52%	1.26%	1.26%	4.68%	59%	$912
Year Ended 5/31/2019	$12.55	0.57%	1.27%	1.27%	4.08%	32%	$1,402
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29%(c)	3.81%	50%	$832
Year Ended 5/31/2017	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
Year Ended 5/31/2016	$11.05	(5.67%)	1.33%	1.33%	3.98%	63%	$299
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2020	25

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may
26	Columbia Flexible Capital Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Columbia Flexible Capital Income Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
May 31, 2020
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
28	Columbia Flexible Capital Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
Columbia Flexible Capital Income Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
May 31, 2020
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively.
30	Columbia Flexible Capital Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,179,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,088,739
Class C	—	1.00(b)	32,251

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.22%	1.25%
Advisor Class	0.97	1.00
Class C	1.97	2.00
Institutional Class	0.97	1.00
Institutional 2 Class	0.95	0.97
Institutional 3 Class	0.90	0.92
Class R	1.47	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, prior to October 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Flexible Capital Income Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
May 31, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward, re-characterization of distributions for investments, principal and/or interest of fixed income securities, amortization/accretion on certain convertible securities, investments in partnerships, foreign currency transactions, and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(686,325)	688,424	(2,099)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
43,786,074	—	43,786,074	32,096,204	—	32,096,204
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
10,153,759	—	(13,025,513)	(65,978,158)
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
976,651,582	48,455,379	(114,433,537)	(65,978,158)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(13,025,513)	—	(13,025,513)	—
32	Columbia Flexible Capital Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $662,384,605 and $548,277,966, respectively, for the year ended May 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,100,000	2.40	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Flexible Capital Income Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
May 31, 2020
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams
34	Columbia Flexible Capital Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At May 31, 2020, one unaffiliated shareholder of record owned 10.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 40.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Flexible Capital Income Fund | Annual Report 2020	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Flexible Capital Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Flexible Capital Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Flexible Capital Income Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Foreign source income	Foreign source income per share
44.02%	44.84%	$5,091,493	$0.07
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Flexible Capital Income Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
38	Columbia Flexible Capital Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
Columbia Flexible Capital Income Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
40	Columbia Flexible Capital Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
Columbia Flexible Capital Income Fund | Annual Report 2020	41

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42	Columbia Flexible Capital Income Fund | Annual Report 2020

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Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN148_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Mortgage Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Mortgage Opportunities Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mortgage Opportunities Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/14	-4.54	3.56	3.78
	Including sales charges		-7.44	2.94	3.26
Advisor Class		04/30/14	-4.20	3.81	4.04
Class C	Excluding sales charges	04/30/14	-5.26	2.79	3.00
	Including sales charges		-6.18	2.79	3.00
Institutional Class		04/30/14	-4.29	3.81	4.04
Institutional 2 Class		04/30/14	-4.15	3.87	4.11
Institutional 3 Class*		03/01/17	-4.20	3.80	3.97
FTSE One-Month U.S. Treasury Bill Index			1.57	1.08	0.89
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mortgage Opportunities Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2014 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mortgage Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2020)
Asset-Backed Securities — Non-Agency	11.7
Commercial Mortgage-Backed Securities - Agency	0.4
Commercial Mortgage-Backed Securities - Non-Agency	8.1
Money Market Funds	4.2
Options Purchased Puts	0.0(a)
Residential Mortgage-Backed Securities - Agency	53.1
Residential Mortgage-Backed Securities - Non-Agency	22.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2020)
AAA rating	3.9
AA rating	52.6
A rating	0.7
BBB rating	10.6
BB rating	9.4
B rating	3.6
CCC rating	0.5
Not rated	18.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Mortgage Opportunities Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2020, the Fund’s Class A shares returned -4.54% excluding sales charges. The Fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, returned 1.57% over the same period. The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency mortgage-backed securities (MBS) detracted notably from performance vs. the benchmark.
Focus shifted from trade and monetary policy to COVID-19 pandemic
As the period opened, the impact on credit sentiment of trade war tensions and concerns around global economic growth was largely offset by increasingly dovish policies from global central banks. While U.S. economic growth appeared to be holding up relatively well bolstered by a healthy consumer and strong employment, a declining manufacturing purchasing managers’ index and higher tariffs led to increased fears of a U.S. recession. Responding to these concerns, the Federal Reserve (Fed) implemented three successive quarter-point reductions in its benchmark overnight lending rate, ultimately leaving the target range at 1.50% to 1.75% at its October 30th Open Market Committee meeting. However, the Fed signaled that this would likely represent the culmination of its mid-cycle lowering of rates, leading Treasuries to bump higher and to a cooling in bond market returns. As 2019 drew to a close, signs of firmer economic growth and an improved tone to trade negotiations supported outperformance by more credit-sensitive areas of the bond market.
While the optimistic backdrop was maintained into the new year, the financial markets experienced an historic disruption beginning in the middle of February 2020. The rapid downturn in risk markets was driven by the impact of COVID-19, which quickly became a pandemic after first surfacing in China. March saw the global economy all but grind to a halt due to the implementation by governments and businesses of extreme measures to contain the spread of COVID-19. In financial markets, uncertainty over the magnitude of the crisis and the need to raise cash drove massive selling across most asset classes and a flight-to-safety that led U.S. Treasury yields to historic lows. The volume of selling in U.S. fixed-income markets led to price dislocations in all segments, without regard to quality.
The unprecedented shuttering of large swaths of the U.S. economy spurred an extraordinary response from monetary and fiscal policymakers. The Fed rolled out a range of programs aimed at restoring liquidity, credit availability and confidence that went even beyond the 2008 financial crisis playbook. The measures included slashing the benchmark federal funds target rate to zero and committing to unlimited purchases of U.S. Treasuries and agency MBS as needed. In turn, Congress passed a $2.2 trillion stimulus package in late March. The rapid and massive policy response allowed credit-sensitive assets to regain a significant portion of the lost ground over April and May.
Credit exposure weighed on performance
The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency MBS detracted notably from performance vs. the benchmark. In this vein, exposure to non-agency residential MBS, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) all weighed on performance. These segments suffered in the liquidity-driven downdraft as COVID-19 concerns led to wholesale liquidations across most asset classes regardless of quality. The Fund’s hedging of credit risk through short sales of high-yield corporate and CMBS credit default swap indices offset to a degree the negative impact of exposure to these non-agency structured assets.
The Fund’s tactical positioning with respect to agency MBS passthroughs contributed positively to performance. In particular, the decision to increase this exposure in March when MBS cheapened proved beneficial. Positioning in agency collateralized mortgage obligations was essentially a neutral factor in performance.
The Fund’s positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity added modestly to performance relative to the cash benchmark.
The Fund used three types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts and options on interest rate swaps to manage interest rate risk and protect against market volatility. In addition, we utilized credit default swap options in order to manage credit risk. The Fund experienced a negative impact from Treasury futures and options on interest rate swaps as the underlying prices of bonds rose while the Treasury futures hedge declined in value as rates rallied throughout the year. Credit default swap options had a positive impact on the Fund during the period.
Columbia Mortgage Opportunities Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
At period’s end
April and May 2020 saw a significant recovery in credit-sensitive fixed-income assets on the back of the Fed’s open-ended commitment to support these markets. The Fund intends to continue investing in agency MBS, as well as a range of high quality segments of the market that can provide incremental yield including non-agency MBS, CMBS and ABS.
Funds that seek to generate absolute returns are generally not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mortgage Opportunities Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	936.40	1,019.84	4.86	5.07	1.01
Advisor Class	1,000.00	1,000.00	938.50	1,021.08	3.66	3.82	0.76
Class C	1,000.00	1,000.00	933.70	1,016.11	8.46	8.82	1.76
Institutional Class	1,000.00	1,000.00	938.50	1,021.08	3.66	3.82	0.76
Institutional 2 Class	1,000.00	1,000.00	938.70	1,021.28	3.47	3.62	0.72
Institutional 3 Class	1,000.00	1,000.00	939.00	1,021.53	3.23	3.37	0.67
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mortgage Opportunities Fund | Annual Report 2020	7

Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 22.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avant Loans Funding Trust(a)
Series 2019-B Class C
10/15/2026	4.540%	7,000,000	5,617,331
Series 2020-REV1 Class B
05/15/2029	2.680%	5,134,000	4,524,347
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A2R
3-month USD LIBOR + 1.400% 10/15/2030	2.619%	4,000,000	3,777,132
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	2.919%	5,000,000	4,469,620
Series 2015-4A Class CR
3-month USD LIBOR + 3.700% 07/20/2032	4.835%	7,500,000	6,617,947
Conn’s Receivables Funding LLC(a)
Series 2019-A Class B
10/16/2023	4.360%	5,119,828	4,941,813
Series 2019-B Class B
06/17/2024	3.620%	8,000,000	7,379,682
Consumer Lending Receivables Trust(a)
Series 2019-A Class B
04/15/2026	4.010%	5,000,000	4,684,162
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	10,865,819	10,704,823
Series 2018-1 Class B
02/17/2026	6.170%	12,500,000	11,518,150
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class C
07/25/2024	5.170%	3,000,000	2,925,647
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.742%	1,250,000	1,197,336
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	4,500,000	4,248,336
Series 2019-A Class C
06/22/2026	7.620%	1,967,000	1,686,141
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	9,319,592	9,238,919
Series 2019-11 Class A
12/15/2045	3.750%	6,521,558	6,467,980
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-2 Class A
08/15/2025	4.000%	5,884,965	5,834,537
Series 2019-3 Class A
10/15/2025	3.750%	12,936,441	12,828,275
Series 2019-5 Class A
12/15/2045	3.750%	15,893,956	15,763,632
Series 2019-7 Class A
01/15/2027	3.750%	5,899,158	5,878,343
Series 2019-8 Class A
12/15/2045	3.750%	5,967,311	5,931,415
Series 2020-1 Class A
01/16/2046	3.500%	8,802,879	8,733,083
Series 2020-T1 Class A
02/15/2046	3.500%	9,348,218	9,309,073
LendingClub Receivables Trust(a),(c),(d)
Series 2020-2 Class R
02/15/2046	0.000%	865,000	9,082,500
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	4.719%	3,700,000	3,321,139
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	3.998%	6,500,000	6,279,084
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	5.198%	10,000,000	9,559,600
Marlette Funding Trust(a)
Subordinated Series 2018-2A Class C
07/17/2028	4.370%	5,000,000	4,683,475
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	8,000,000	7,617,785
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(e)
Series 2018-SC1 Class B
09/18/2023	1.000%	1,606,826	1,590,758
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(d),(e)
Series 2018-SC1 Class R
09/18/2023	0.000%	950,000	12,350,000
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	8.348%	2,045,763	1,548,107
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	7.768%	2,000,000	1,375,096
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	2.510%	6,300,000	5,978,164
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% 07/20/2030	7.125%	3,750,000	2,849,831
Pagaya AI Debt Selection Trust(a),(c)
Series 2019-1 Class B
06/15/2026	5.499%	15,000,000	12,000,000
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class B
11/16/2026	5.625%	9,900,000	8,833,020
Subordinated Series 2019-2 Class A2B
09/15/2026	3.929%	7,745,250	6,968,848
Prosper Marketplace Issuance Trust(a)
Series 2019-2A Class B
09/15/2025	3.690%	5,900,000	5,801,099
Series 2019-3A Class B
07/15/2025	3.590%	8,500,000	7,991,793
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	934,518	921,292
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	2,491,178	2,442,459
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	8,500,000	6,439,095
Prosper Pass-Through Trust(a),(c)
Series 2019-ST2 Class A
11/15/2025	3.750%	7,988,082	7,668,558
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	7.069%	5,000,000	3,916,770
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	2.919%	4,000,000	3,914,620
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	7.719%	6,280,000	5,172,767
SoFi Consumer Loan Program LLC(a),(c),(d)
Series 2016-2 Class R
10/27/2025	0.000%	379,888	5,698,320
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Consumer Loan Program LLC(a),(c),(d),(e)
Series 2016-4 Class R
11/25/2025	0.000%	900,000	6,938,100
SoFi Consumer Loan Program Repack Trust(a),(c),(e)
Series 2018-4 Class R1A
12/01/2027	2.000%	781,303	742,238
Series 2019-1 Class R1A
03/01/2028	2.000%	1,106,186	1,050,877
Series 2019-2 Class R1A
04/28/2028	2.000%	1,037,287	985,423
Series 2019-3 Class R1A
05/30/2028	2.000%	1,032,314	980,698
Upgrade Receivables Trust(a)
Subordinated Series 2019-2A Class C
10/15/2025	4.450%	15,977,017	13,963,694
Total Asset-Backed Securities — Non-Agency (Cost $358,202,856)			322,942,934

Commercial Mortgage-Backed Securities - Agency 0.8%

Government National Mortgage Association(f),(g)
Series 2017-30 Class IO
08/16/2058	0.664%	80,580,362	3,871,387
Series 2019-102 Class IB
03/16/2060	0.899%	26,306,170	1,991,890
Series 2020-19 Class IO
12/16/2061	1.012%	38,248,804	3,198,020
Series 2020-3 Class IO
02/16/2062	0.951%	36,856,329	2,766,053
Total Commercial Mortgage-Backed Securities - Agency (Cost $13,966,888)			11,827,350

Commercial Mortgage-Backed Securities - Non-Agency 15.4%

BAMLL Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.652%	4,500,000	3,361,358
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.134%	5,400,000	3,435,611
BFLD(a),(b)
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	3.374%	6,853,000	4,256,550

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
May 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% Floor 2.900% 06/15/2035	3.084%	14,000,000	10,167,237
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	1.954%	3,282,000	2,809,495
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.104%	7,250,000	5,442,751
Series 2019-ATL Class E
1-month USD LIBOR + 2.237% Floor 2.237% 10/15/2036	2.420%	6,500,000	5,247,564
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	8,150,000	7,151,625
BX Trust(a),(f)
Subordinated Series 2019-OC11 Class D
12/09/2041	4.076%	4,500,000	4,055,723
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.184%	5,803,000	5,034,163
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.905%	6,000,000	4,337,035
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.601%	12,900,000	8,414,221
COMM Mortgage Trust(a),(f)
Series 2020-CBM Class F
02/10/2037	3.633%	16,650,000	12,404,250
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.800% 11/15/2036	3.925%	11,996,000	10,043,700
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	6,990,000	5,458,427
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	23,975,000	17,486,674
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	20,650,000	14,111,260
CSMC Trust(a),(f)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	5,200,000	3,217,453
Hilton U.S.A. Trust(a),(f)
Series 2016-HHV Class F
11/05/2038	4.194%	12,500,000	9,587,884
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	6,300,000	5,766,892
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	12,100,000	10,298,454
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	2,973,190	2,562,977
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR3 Class F
1-month USD LIBOR + 2.250% Floor 2.250% 07/17/2037	2.422%	1,424,476	1,277,049
JPMorgan Chase Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2016-WIKI Class E
10/05/2031	4.009%	7,800,000	6,526,084
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-ASH8 Class F
1-month USD LIBOR + 4.000% Floor 3.800% 02/15/2035	4.184%	9,000,000	5,898,144
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class E
11/10/2036	3.177%	5,500,000	4,294,834
Morgan Stanley Capital I Trust(a),(b)
Subordinated Series 2017-ASHF Class E
1-month USD LIBOR + 3.150% Floor 3.150% 11/15/2034	3.334%	4,300,000	3,031,295
Olympic Tower Mortgage Trust(a),(f)
Subordinated Series 2017-OT Class D
05/10/2039	3.945%	4,040,000	3,707,074
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,802,000	2,759,350
Series 2019-SFR1 Class F
08/17/2035	5.061%	10,000,000	9,703,358
Series 2019-SFR3 Class F
09/17/2036	3.867%	8,000,000	7,372,105
Series 2020-SFR1 Class F
04/17/2037	3.431%	5,975,000	5,116,891

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	10,000,000	9,612,248
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class E
1-month USD LIBOR + 2.740% Floor 2.740% 02/15/2037	2.924%	13,000,000	10,048,991
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $271,872,450)			223,998,727

Residential Mortgage-Backed Securities - Agency 101.3%

Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.716%	7,679,158	1,254,946
CMO Series 4057 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/15/2039	5.866%	54,797,299	2,318,172
CMO Series 4093 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/15/2038	6.516%	16,570,745	1,122,807
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.866%	2,255,924	424,402
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	5.916%	4,116,562	235,386
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.716%	2,054,378	426,546
CMO Series 4704 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	5.966%	19,409,809	4,372,489
CMO Series 4826 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/15/2048	6.016%	18,547,774	3,776,488
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.786%	4,548,536	903,528
Federal Home Loan Mortgage Corp.(g)
CMO Series 4121 Class IA
01/15/2041	3.500%	1,009,119	56,777
CMO Series 4213 Class DI
06/15/2038	3.500%	3,413,442	90,972
CMO Series 4215 Class IL
07/15/2041	3.500%	4,628,468	190,628
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	5,056,591	851,303
Federal Home Loan Mortgage Corp.(f),(g)
CMO Series 4620 Class AS
11/15/2042	2.667%	2,958,946	177,243
Federal Home Loan Mortgage Corp.(b)
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.909%	14,528,572	3,913,634
Federal National Mortgage Association(g)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	2,006,854	66,678
CMO Series 2012-152 Class EI
07/25/2031	3.000%	7,200,840	397,586
CMO Series 2013-117 Class AI
04/25/2036	3.500%	565,806	1,400
Federal National Mortgage Association(b),(g)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.732%	3,584,325	841,701
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	5.932%	1,332,033	142,100
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	5.982%	2,405,346	432,845
CMO Series 2015-27 Class AS
-1.0 x 1-month USD LIBOR + 5.650% Cap 5.650% 05/25/2045	5.482%	20,141,412	4,151,931

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.832%	3,046,649	616,458
CMO Series 2017-50 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/25/2047	5.932%	15,316,858	3,582,137
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	59,675,749	5,367,022
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	5.982%	16,362,129	4,005,642
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	4.700%	35,314,492	7,239,471
Government National Mortgage Association(g)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	8,838,154	871,006
CMO Series 2018-78 Class GI
04/20/2048	4.000%	24,191,893	2,847,337
CMO Series 2019-129 Class AI
10/20/2049	3.500%	37,672,594	4,633,737
Government National Mortgage Association(b),(g)
CMO Series 2017-163 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.029%	23,110,652	5,517,710
CMO Series 2018-124 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	6.029%	18,657,680	4,462,697
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.979%	20,562,515	4,094,521
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.029%	15,761,412	3,247,697
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.029%	17,889,177	3,762,416
CMO Series 2018-63 Class SH
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.029%	20,926,927	3,988,463
CMO Series 2018-78 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	6.029%	17,683,280	3,369,968
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.029%	15,195,518	3,336,843
CMO Series 2019-43 Class NS
-1.0 x 1-month USD LIBOR + 3.270% Cap 3.270% 04/20/2049	3.099%	38,837,027	3,988,454
Government National Mortgage Association TBA(h)
06/22/2050	2.500%	220,000,000	231,455,468
06/22/2050	3.000%	201,000,000	212,777,344
Uniform Mortgage-Backed Security TBA(h)
06/11/2050	2.500%	685,000,000	710,714,256
06/11/2050	3.000%	213,000,000	224,082,656
Total Residential Mortgage-Backed Securities - Agency (Cost $1,456,094,428)			1,470,110,865

Residential Mortgage-Backed Securities - Non-Agency 42.8%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A2
07/25/2046	5.000%	468,570	466,605
Angel Oak Mortgage Trust I LLC(a),(f)
CMO Series 2017-2 Class B1
07/25/2047	4.646%	5,000,000	4,569,979
CMO Series 2018-2 Class M1
07/27/2048	4.343%	3,984,000	3,842,170
CMO Series 2018-3 Class M2
09/25/2048	4.721%	11,091,000	10,504,769

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1 Class B1
11/25/2048	5.400%	7,000,000	6,384,317
CMO Series 2019-1 Class M1
11/25/2048	4.500%	9,000,000	8,674,061
Subordinated CMO Series 2019-2 Class B1
03/25/2049	5.016%	5,000,000	4,365,954
Bayview Opportunity Master Fund Trust(a),(f)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	2,296,620	2,213,914
BCAP LLC Trust(a),(f)
CMO Series 2010-RR11 Class 8A1
05/27/2037	3.972%	220,705	220,981
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.518%	2,774,827	2,524,246
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	1.518%	3,102,450	2,981,320
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.768%	25,210,000	22,846,315
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	2.018%	4,459,035	4,288,946
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.918%	6,000,000	5,528,089
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.768%	15,000,000	13,645,390
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.668%	1,500,000	1,316,999
BRAVO Residential Funding Trust(a),(f)
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	8,550,000	7,133,876
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A2
12/01/2065	5.000%	1,543,693	1,542,341
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.918%	2,000,000	1,723,967
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-GT1 Class B
1-month USD LIBOR + 3.500% 05/25/2023	3.668%	4,350,000	3,075,740
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2013-11 Class 3A3
09/25/2034	4.138%	76,527	76,348
CMO Series 2019-IMC1 Class M1
07/25/2049	3.170%	5,000,000	4,555,409
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	19,513,656	240,937
CMO Series 2015-A Class A4IO
06/25/2058	0.250%	3,016,977	7,580
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class B1
1-month USD LIBOR + 9.250% 11/25/2039	9.418%	9,500,000	4,424,050
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.318%	19,638,310	16,329,722
Deephaven Residential Mortgage Trust(a),(f)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	2,000,000	1,991,913
Subordinated CMO Series 2018-3A Class B1
08/25/2058	5.007%	6,000,000	5,369,875
Subordinated CMO Series 2018-4A Class B1
10/25/2058	5.535%	12,000,000	11,059,219
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	2,959,000	2,833,378
CMO Series 2018-1A Class B1
12/25/2057	4.340%	5,295,000	4,468,188
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.968%	3,489,076	3,329,149
Eagle RE Ltd.(a),(b)
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	1.968%	11,000,000	8,857,983
Ellington Financial Mortgage Trust(a),(f)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	6,475,000	6,364,513
FMC GMSR Issuer Trust(a),(f)
CMO Series 2019-GT1 Class B
05/25/2024	5.660%	20,000,000	14,614,170
GCAT LLC(a)
CMO Series 2019-NQM1 Class M1
02/25/2059	3.849%	8,800,000	8,147,072

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT LLC(a),(f)
CMO Series 2020-1 Class A1
01/26/2060	2.981%	4,805,161	4,585,786
GCAT Trust(a),(f)
Subordinated CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	5,650,000	4,775,002
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	10,000,000	8,835,094
Homeward Opportunities Fund I Trust(a),(f)
CMO Series 2019-1 Class B1
01/25/2059	4.800%	4,500,000	4,087,940
Homeward Opportunities Fund I Trust(a)
Subordinated CMO Series 2018-1 Class B1
06/25/2048	5.295%	7,000,000	5,997,473
Homeward Opportunities Fund I Trust(a),(c)
Subordinated CMO Series 2018-2 Class B1
11/25/2058	5.593%	13,285,000	12,489,760
MFA LLC(a)
CMO Series 2018-NPL2 Class A1
07/25/2048	4.164%	6,412,890	5,877,237
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	1.918%	5,700,000	4,614,941
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	12,046,717	12,006,986
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	6,250,468	5,577,691
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	4,969,271	4,661,420
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	1,419,792	1,413,692
Subordinated CMO Series 2018-FNT1 Class G
05/25/2023	5.670%	8,639,905	8,607,245
New Residential Mortgage Loan Trust(a),(f),(g)
CMO Series 2014-1A Class AIO
01/25/2054	2.320%	8,736,132	496,563
New Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-NQM3 Class B1
07/25/2049	4.653%	11,286,000	10,000,984
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	5,324,837	5,170,573
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	1,439,941	1,451,374
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.118%	9,100,000	8,333,776
OMSR(a),(c),(e)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	25,931,081	20,809,693
PMT Credit Risk Transfer Trust(a),(b),(c),(e)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.170%	17,870,421	16,094,249
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.920%	16,726,269	14,658,451
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.018%	28,379,000	25,328,808
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.818%	38,600,000	33,958,485
Preston Ridge Partners Mortgage LLC(a),(f)
CMO Series 2019-1A Class A2
01/25/2024	5.000%	20,000,000	18,630,316
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2019-4A Class A2
11/25/2024	4.654%	14,000,000	12,511,582
PRPM LLC(a),(f)
CMO Series 2019-3A Class A2
07/25/2024	4.458%	8,000,000	7,114,404
CMO Series 2020-1A Class A2
02/25/2025	3.967%	22,750,000	18,500,835
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class B1
1-month USD LIBOR + 2.700% Floor 2.700% 06/25/2029	2.868%	3,000,000	2,182,442
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.918%	9,716,000	8,926,501
RCO Trust(a),(f)
CMO Series 2018-VFS1 Class M1
12/26/2053	5.101%	5,835,000	5,406,681
RCO V Mortgage LLC(a),(f)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	2,268,707	2,159,323

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	6,378,000	5,869,289
Subordinated CMO Series 2020-1 Class B1
02/25/2024	3.946%	3,938,000	3,400,401
SG Residential Mortgage Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	8,000,000	7,225,101
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2018-IMC1 Class M1
03/25/2048	4.589%	3,000,000	2,946,625
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	4,900,000	4,783,074
Toorak Mortgage Corp., Ltd.(f)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	10,000,000	9,201,781
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	14,250,000	12,088,965
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(f)
CMO Series 2020-NPL3 Class A1B
02/25/2050	3.672%	15,000,000	11,651,169
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(f)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	4,822,286	4,563,930
Vericrest Opportunity Loan Trust(a),(f)
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	2,775,296	2,616,138
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	3,280,909	3,109,335
CMO Series 2019-NPL8 Class A1B
11/25/2049	4.090%	7,000,000	5,535,653
CMO Series 2020-NPL5 Class A1B
03/25/2050	3.475%	10,500,000	8,209,891
Subordinated CMO Series 2019-NPL7 Class A1B
10/25/2049	3.967%	10,000,000	7,880,811
Vericrest Opportunity Loan Trust LXXXV LLC(a),(f)
CMO Series 2020-NPL1 Class A1B
01/25/2050	3.721%	6,000,000	4,637,275
Verus Securitization Trust(a),(f)
CMO Series 2018-INV1 Class A3
03/25/2058	4.052%	501,847	498,282
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3 Class M1
07/25/2059	3.139%	5,495,000	4,532,140
Subordinated CMO Series 2018-3 Class M1
10/25/2058	4.595%	6,000,000	5,768,209
Subordinated CMO Series 2019-2 Class B1
04/25/2059	4.437%	1,700,000	1,410,579
Subordinated CMO Series 2019-3 Class B1
07/25/2059	4.043%	4,000,000	3,044,773
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	4,150,000	3,245,359
Subordinated CMO Series 2020-1 Class B1
01/25/2060	3.624%	6,000,000	4,733,355
Visio Trust(a),(f)
CMO Series 2019-1 Class B1
06/25/2054	5.080%	4,000,000	3,288,428
CMO Series 2019-1 Class M1
06/25/2054	4.078%	4,000,000	3,661,186
CMO Series 2019-2 Class B1
11/25/2054	3.910%	1,200,000	901,906
CMO Series 2019-2 Class M1
11/25/2054	3.260%	1,400,000	1,167,990
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $696,649,135)			621,756,437

Options Purchased Puts 0.0%
Value ($)
(Cost $7,590,000)	360

Money Market Funds 8.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(i),(j)	117,533,098	117,544,851
Total Money Market Funds (Cost $117,529,461)		117,544,851
Total Investments in Securities (Cost: $2,921,905,218)		2,768,181,524
Other Assets & Liabilities, Net		(1,316,892,246)
Net Assets		1,451,289,278

At May 31, 2020, securities and/or cash totaling $54,952,263 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
May 31, 2020
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(3,592)	09/2020	USD	(499,512,500)	—	(628,621)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	600,000,000	600,000,000	2.00	07/10/2020	5,100,000	240
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	300,000,000	300,000,000	2.00	07/10/2020	2,490,000	120
Total							7,590,000	360

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	3,000,000	819,528	(1,250)	185,263	—	633,015	—
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,000,000	2,790,620	(4,166)	354,791	—	2,431,663	—
Markit CMBX North America Index, Series 11 BBB-	Citi	11/17/2059	3.000	Monthly	USD	10,000,000	2,731,760	(4,167)	377,273	—	2,350,320	—
Markit CMBX North America Index, Series 12 AAA	Citi	08/17/2061	0.500	Monthly	USD	50,000,000	481,850	(2,778)	1,786,439	—	—	(1,307,367)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	9,000,000	2,511,558	(3,750)	470,113	—	2,037,695	—
Total							9,335,316	(16,111)	3,173,879	—	7,452,693	(1,307,367)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	8.100	USD	20,000,000	(5,581,240)	8,333	—	(4,060,123)	—	(1,512,784)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	12.445	USD	2,550,000	(660,481)	1,063	—	(229,974)	—	(429,444)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	12.445	USD	5,000,000	(1,295,060)	2,083	—	(296,037)	—	(996,940)
Total								(7,536,781)	11,479	—	(4,586,134)	—	(2,939,168)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	5.538	USD	149,188,500	5,465,114	—	—	5,465,114	—
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	5.538	USD	11,086,950	(272,731)	—	—	—	(272,731)
Markit CDX North America High Yield Index, Series 34	Morgan Stanley	06/20/2025	5.000	Quarterly	5.494	USD	88,200,000	4,038,985	—	—	4,038,985	—
Total								9,231,368	—	—	9,504,099	(272,731)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2020, the total value of these securities amounted to $1,159,496,317, which represents 79.89% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2020.
(c)	Valuation based on significant unobservable inputs.
(d)	Zero coupon bond.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2020, the total value of these securities amounted to $76,200,487, which represents 5.25% of total net assets.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2020.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	54,866,160	1,270,209,508	(1,207,546,207)	15,390	117,544,851	34,900	884,036	117,533,098
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	263,855,462	59,087,472	322,942,934
Commercial Mortgage-Backed Securities - Agency	—	11,827,350	—	11,827,350
Commercial Mortgage-Backed Securities - Non-Agency	—	223,998,727	—	223,998,727
Residential Mortgage-Backed Securities - Agency	—	1,470,110,865	—	1,470,110,865
Residential Mortgage-Backed Securities - Non-Agency	—	557,704,284	64,052,153	621,756,437
Options Purchased Puts	—	360	—	360
Money Market Funds	117,544,851	—	—	117,544,851
Total Investments in Securities	117,544,851	2,527,497,048	123,139,625	2,768,181,524
Investments in Derivatives
Asset
Swap Contracts	—	16,956,792	—	16,956,792
Liability
Futures Contracts	(628,621)	—	—	(628,621)
Swap Contracts	—	(4,519,266)	—	(4,519,266)
Total	116,916,230	2,539,934,574	123,139,625	2,779,990,429
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2020 ($)
Asset-Backed Securities — Non-Agency	51,935,907	466,992	(10,745,549)	(11,931,924)	66,593,219	(37,231,173)	—	—	59,087,472
Residential Mortgage-Backed Securities — Non-Agency	51,878,175	2,166	8	(7,831,459)	51,831,976	(7,251,178)	13,817,534	(38,395,069)	64,052,153
Total	103,814,082	469,158	(10,745,541)	(19,763,383)	118,425,195	(44,482,351)	13,817,534	(38,395,069)	123,139,625
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2020 was (25,441,594) which is comprised of Asset-Backed Securities - Non-Agency of (17,610,135) and Residential Mortgage-Backed Securities - Non-Agency of (7,831,459).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 are valued using the market approach and either utilize single market quotations from broker dealers or apply an average of pricing vendor quotes which may have included, but was not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to the utilization of averaging pricing vendor quotes. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	19

Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,796,785,757)	$2,650,636,313
Affiliated issuers (cost $117,529,461)	117,544,851
Options purchased (cost $7,590,000)	360
Cash	15,849,973
Cash collateral held at broker for:
Swap contracts	7,046,000
Margin deposits on:
Futures contracts	17,744,155
Swap contracts	30,162,108
Unrealized appreciation on swap contracts	7,452,693
Upfront payments on swap contracts	3,173,879
Receivable for:
Investments sold	5,667,991
Capital shares sold	935,717
Dividends	20,922
Interest	5,069,170
Variation margin for swap contracts	505,355
Expense reimbursement due from Investment Manager	1,973
Prepaid expenses	801
Total assets	2,861,812,261
Liabilities
Unrealized depreciation on swap contracts	4,246,535
Upfront receipts on swap contracts	4,586,134
Payable for:
Investments purchased	19,325,618
Investments purchased on a delayed delivery basis	1,379,425,739
Capital shares purchased	1,517,142
Variation margin for futures contracts	1,158,472
Management services fees	25,438
Distribution and/or service fees	1,738
Transfer agent fees	117,440
Compensation of board members	32,663
Other expenses	86,064
Total liabilities	1,410,522,983
Net assets applicable to outstanding capital stock	$1,451,289,278
Represented by
Paid in capital	1,587,441,092
Total distributable earnings (loss)	(136,151,814)
Total - representing net assets applicable to outstanding capital stock	$1,451,289,278
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$92,796,001
Shares outstanding	9,921,105
Net asset value per share	$9.35
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.64
Advisor Class
Net assets	$146,447,220
Shares outstanding	15,670,945
Net asset value per share	$9.35
Class C
Net assets	$40,481,505
Shares outstanding	4,328,675
Net asset value per share	$9.35
Institutional Class
Net assets	$752,376,166
Shares outstanding	80,473,230
Net asset value per share	$9.35
Institutional 2 Class
Net assets	$203,389,558
Shares outstanding	21,762,307
Net asset value per share	$9.35
Institutional 3 Class
Net assets	$215,798,828
Shares outstanding	23,082,057
Net asset value per share	$9.35
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	21

Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$14,257,460
Dividends — affiliated issuers	884,036
Interest	68,755,171
Interfund lending	100
Total income	83,896,767
Expenses:
Management services fees	10,789,319
Distribution and/or service fees
Class A	296,533
Class C	408,280
Transfer agent fees
Class A	120,708
Advisor Class	214,076
Class C	41,565
Institutional Class	894,519
Institutional 2 Class	126,865
Institutional 3 Class	16,780
Compensation of board members	31,043
Custodian fees	46,565
Printing and postage fees	133,272
Registration fees	235,453
Audit fees	46,538
Legal fees	25,664
Interest on collateral	154,174
Interest on interfund lending	46
Compensation of chief compliance officer	378
Other	30,759
Total expenses	13,612,537
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(465,515)
Total net expenses	13,147,022
Net investment income	70,749,745
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	84,432,986
Investments — affiliated issuers	34,900
Futures contracts	(55,059,974)
Options purchased	74,611,885
Options contracts written	(115,702,092)
Swap contracts	6,310,066
Net realized loss	(5,372,229)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(179,404,985)
Investments — affiliated issuers	15,390
Futures contracts	(9,323,527)
Options purchased	(17,471,423)
Options contracts written	30,657,806
Swap contracts	10,913,250
Net change in unrealized appreciation (depreciation)	(164,613,489)
Net realized and unrealized loss	(169,985,718)
Net decrease in net assets resulting from operations	$(99,235,973)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$70,749,745	$41,180,543
Net realized gain (loss)	(5,372,229)	2,487,541
Net change in unrealized appreciation (depreciation)	(164,613,489)	29,719,967
Net increase (decrease) in net assets resulting from operations	(99,235,973)	73,388,051
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,659,559)	(5,545,526)
Advisor Class	(8,894,631)	(4,587,451)
Class C	(1,332,170)	(663,552)
Institutional Class	(37,632,662)	(16,726,230)
Institutional 2 Class	(9,080,519)	(4,321,463)
Institutional 3 Class	(9,399,836)	(8,730,654)
Class T	—	(285)
Total distributions to shareholders	(70,999,377)	(40,575,161)
Increase in net assets from capital stock activity	217,778,884	963,894,175
Total increase in net assets	47,543,534	996,707,065
Net assets at beginning of year	1,403,745,744	407,038,679
Net assets at end of year	$1,451,289,278	$1,403,745,744
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,534,169	66,097,520	14,879,268	147,912,167
Distributions reinvested	467,716	4,655,565	557,699	5,544,433
Redemptions	(9,240,015)	(91,798,075)	(10,356,075)	(103,321,678)
Net increase (decrease)	(2,238,130)	(21,044,990)	5,080,892	50,134,922
Advisor Class
Subscriptions	17,052,780	171,642,957	20,531,489	204,573,183
Distributions reinvested	893,262	8,894,245	460,415	4,586,969
Redemptions	(21,603,019)	(210,205,183)	(4,607,485)	(45,926,892)
Net increase (decrease)	(3,656,977)	(29,667,981)	16,384,419	163,233,260
Class C
Subscriptions	2,175,839	22,026,732	2,922,597	29,086,002
Distributions reinvested	133,945	1,329,165	66,581	663,103
Redemptions	(1,175,645)	(11,395,143)	(383,256)	(3,816,080)
Net increase	1,134,139	11,960,754	2,605,922	25,933,025
Institutional Class
Subscriptions	71,713,499	719,221,815	73,187,005	729,104,589
Distributions reinvested	3,775,049	37,495,088	1,654,691	16,490,239
Redemptions	(63,205,045)	(610,167,211)	(13,105,099)	(130,915,750)
Net increase	12,283,503	146,549,692	61,736,597	614,679,078
Institutional 2 Class
Subscriptions	29,225,493	294,573,188	16,453,202	163,745,480
Distributions reinvested	913,968	9,047,212	433,944	4,318,630
Redemptions	(23,119,777)	(223,607,136)	(6,979,641)	(69,218,444)
Net increase	7,019,684	80,013,264	9,907,505	98,845,666
Institutional 3 Class
Subscriptions	6,666,364	66,254,912	2,027,372	20,399,876
Distributions reinvested	948,722	9,399,363	878,236	8,730,186
Redemptions	(4,728,142)	(45,686,130)	(1,820,754)	(18,051,964)
Net increase	2,886,944	29,968,145	1,084,854	11,078,098
Class T
Redemptions	—	—	(1,000)	(9,874)
Net decrease	—	—	(1,000)	(9,874)
Total net increase	17,429,163	217,778,884	96,799,189	963,894,175
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mortgage Opportunities Fund | Annual Report 2020

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Columbia Mortgage Opportunities Fund | Annual Report 2020	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$10.19	0.40	(0.85)	(0.45)	(0.31)	(0.08)	(0.39)
Year Ended 5/31/2019	$9.93	0.44	0.25	0.69	(0.40)	(0.03)	(0.43)
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)	(0.47)
Year Ended 5/31/2016	$10.05	0.38	(0.30)	0.08	(0.34)	(0.10)	(0.44)
Advisor Class
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.41	(0.32)	0.09	(0.36)	(0.10)	(0.46)
Class C
Year Ended 5/31/2020	$10.19	0.32	(0.84)	(0.52)	(0.24)	(0.08)	(0.32)
Year Ended 5/31/2019	$9.93	0.37	0.24	0.61	(0.32)	(0.03)	(0.35)
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Year Ended 5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)	(0.39)
Year Ended 5/31/2016	$10.05	0.30	(0.30)	0.00(e)	(0.26)	(0.10)	(0.36)
Institutional Class
Year Ended 5/31/2020	$10.19	0.42	(0.84)	(0.42)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.93	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.39	(0.30)	0.09	(0.36)	(0.10)	(0.46)
Institutional 2 Class
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)	(0.50)
Year Ended 5/31/2016	$10.06	0.40	(0.30)	0.10	(0.37)	(0.10)	(0.47)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Mortgage Opportunities Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$9.35	(4.54%)	1.04%(c),(d)	1.01%(c),(d)	3.97%	819%	$92,796
Year Ended 5/31/2019	$10.19	7.12%	1.08%(c)	1.01%(c)	4.41%	528%	$123,926
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Year Ended 5/31/2017	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
Year Ended 5/31/2016	$9.69	0.83%	1.16%	1.00%	3.95%	743%	$7,023
Advisor Class
Year Ended 5/31/2020	$9.35	(4.20%)	0.78%(c),(d)	0.76%(c),(d)	4.20%	819%	$146,447
Year Ended 5/31/2019	$10.18	7.39%	0.84%(c)	0.76%(c)	4.69%	528%	$196,808
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Year Ended 5/31/2017	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
Year Ended 5/31/2016	$9.69	0.98%	0.92%	0.75%	4.22%	743%	$2,848
Class C
Year Ended 5/31/2020	$9.35	(5.26%)	1.79%(c),(d)	1.76%(c),(d)	3.26%	819%	$40,482
Year Ended 5/31/2019	$10.19	6.32%	1.84%(c)	1.76%(c)	3.69%	528%	$32,543
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Year Ended 5/31/2017	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
Year Ended 5/31/2016	$9.69	0.07%	1.91%	1.75%	3.17%	743%	$1,070
Institutional Class
Year Ended 5/31/2020	$9.35	(4.29%)	0.78%(c),(d)	0.76%(c),(d)	4.23%	819%	$752,376
Year Ended 5/31/2019	$10.19	7.38%	0.84%(c)	0.76%(c)	4.71%	528%	$694,646
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Year Ended 5/31/2017	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
Year Ended 5/31/2016	$9.69	0.98%	0.90%	0.75%	4.07%	743%	$3,494
Institutional 2 Class
Year Ended 5/31/2020	$9.35	(4.15%)	0.74%(c),(d)	0.71%(c),(d)	4.26%	819%	$203,390
Year Ended 5/31/2019	$10.18	7.45%	0.77%(c)	0.70%(c)	4.70%	528%	$150,092
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
Year Ended 5/31/2017	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
Year Ended 5/31/2016	$9.69	1.09%	0.79%	0.65%	4.09%	743%	$45
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$10.19	0.43	(0.84)	(0.41)	(0.35)	(0.08)	(0.43)
Year Ended 5/31/2019	$9.93	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)
Year Ended 5/31/2017(f)	$9.87	0.16	0.18	0.34	(0.09)	—	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2020	5/31/2019
Class A	0.01%	0.01%
Advisor Class	0.01%	0.01%
Class C	0.01%	0.01%
Institutional Class	0.01%	0.01%
Institutional 2 Class	0.01%	0.01%
Institutional 3 Class	0.01%	0.01%

(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Mortgage Opportunities Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$9.35	(4.20%)	0.69%(c),(d)	0.66%(c),(d)	4.36%	819%	$215,799
Year Ended 5/31/2019	$10.19	7.49%	0.72%(c)	0.65%(c)	4.71%	528%	$205,730
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
Year Ended 5/31/2017(f)	$10.12	3.50%	0.76%(g)	0.65%(g)	6.57%(g)	739%	$260,713
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2020	29

Notes to Financial Statements
May 31, 2020
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
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Notes to Financial Statements  (continued)
May 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Mortgage Opportunities Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
May 31, 2020
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
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Notes to Financial Statements  (continued)
May 31, 2020
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Columbia Mortgage Opportunities Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
May 31, 2020
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
34	Columbia Mortgage Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	16,956,792*
Credit risk	Upfront payments on swap contracts	3,173,879
Interest rate risk	Investments, at value — Options purchased	360
Total		20,131,031

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	4,519,266*
Credit risk	Upfront receipts on swap contracts	4,586,134
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	628,621*
Total		9,734,021

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	6,310,066	6,310,066
Interest rate risk	(55,059,974)	(115,702,092)	74,611,885	—	(96,150,181)
Total	(55,059,974)	(115,702,092)	74,611,885	6,310,066	(89,840,115)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	10,913,250	10,913,250
Interest rate risk	(9,323,527)	30,657,806	(17,471,423)	—	3,862,856
Total	(9,323,527)	30,657,806	(17,471,423)	10,913,250	14,776,106
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2020:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	290,339,743**
Futures contracts — short	619,680,000*
Credit default swap contracts — buy protection	179,625,000*
Credit default swap contracts — sell protection	74,668,863*

Columbia Mortgage Opportunities Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
May 31, 2020
Derivative instrument	Average value ($)*
Options contracts — purchased	16,642,203
Options contracts — written	(19,218,238)

**	Based on the ending daily outstanding amounts for the year ended May 31, 2020.
*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
36	Columbia Mortgage Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2020:
	Citi ($) (a)	Citi ($) (a)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	505,355	505,355
Options purchased puts	360	-	-	-	360
OTC credit default swap contracts (c)	-	6,811,397	2,507,808	-	9,319,205
Total assets	360	6,811,397	2,507,808	505,355	9,824,920
Liabilities
OTC credit default swap contracts (c)	-	-	7,525,302	-	7,525,302
Total liabilities	-	-	7,525,302	-	7,525,302
Total financial and derivative net assets	360	6,811,397	(5,017,494)	505,355	2,299,618
Total collateral received (pledged) (d)	360	6,811,397	(5,017,494)	-	1,794,263
Net amount (e)	-	-	-	505,355	505,355

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity. – this footnote would be used in instances where a broker needs to be listed multiple times due to the Fund being multi-managed or having a subsidiary.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
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Notes to Financial Statements  (continued)
May 31, 2020
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
38	Columbia Mortgage Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.641% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Columbia Mortgage Opportunities Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
May 31, 2020
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $299,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	295,927
Class C	—	1.00(b)	15,347

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.00%	1.00%
Advisor Class	0.75	0.75
Class C	1.75	1.75
Institutional Class	0.75	0.75
Institutional 2 Class	0.71	0.70
Institutional 3 Class	0.66	0.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
40	Columbia Mortgage Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, principal and/or interest of fixed income securities, distribution reclassifications, and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(18,638,119)	18,638,119	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
64,474,327	6,525,050	70,999,377	40,575,162	—	40,575,162
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
4,350,473	2,270,000	—	(142,741,599)
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,922,732,028	26,816,807	(169,558,406)	(142,741,599)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Mortgage Opportunities Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
May 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $23,470,894,329 and $23,171,353,715, respectively, for the year ended May 31, 2020, of which $22,265,254,381 and $22,075,143,233, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	(1,700,000)	0.97	1
Lender	1,500,000	0.60	4
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
42	Columbia Mortgage Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Columbia Mortgage Opportunities Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
May 31, 2020
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority,
44	Columbia Mortgage Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
May 31, 2020
enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At May 31, 2020, three unaffiliated shareholders of record owned 39.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 33.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Mortgage Opportunities Fund | Annual Report 2020	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Mortgage Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mortgage Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	Columbia Mortgage Opportunities Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$2,594,400
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Columbia Mortgage Opportunities Fund | Annual Report 2020	47

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
48	Columbia Mortgage Opportunities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
Columbia Mortgage Opportunities Fund | Annual Report 2020	49

TRUSTEES AND OFFICERS  (continued)

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
50	Columbia Mortgage Opportunities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Mortgage Opportunities Fund | Annual Report 2020	51

Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN251_05_K01_(07/20)

Annual Report
May 31, 2020
Columbia Commodity Strategy Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Commodity Strategy Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Commodity Strategy Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Co-Portfolio Manager
Managed Fund since December 2019
Matthew Ferrelli, CFA
Co-Portfolio Manager
Managed Fund since December 2019
Average annual total returns (%) (for the period ended May 31, 2020)
		Inception	1 Year	5 Years	Life
Class A*	Excluding sales charges	06/18/12	-15.35	-8.04	-9.45
	Including sales charges		-20.14	-9.14	-10.06
Advisor Class*		03/19/13	-15.05	-7.81	-9.27
Class C*	Excluding sales charges	06/18/12	-16.08	-8.77	-10.15
	Including sales charges		-16.92	-8.77	-10.15
Institutional Class*		06/18/12	-15.15	-7.85	-9.26
Institutional 2 Class*		01/08/14	-14.90	-7.74	-9.24
Institutional 3 Class*		10/01/14	-14.77	-7.64	-9.20
Class R*		06/18/12	-15.59	-8.30	-9.68
Bloomberg Commodity Index Total Return			-17.05	-7.79	-9.56
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class T shares for the period from July 28, 2011 through June 17, 2012, and of the Fund’s Class A shares for the period from June 18, 2012 through the inception date of such class (in each case, without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such share class, where applicable). Class T shares were offered prior to the Fund’s Class A shares but have since been merged into the Fund’s Class A shares. Share classes with expenses that are higher than Class T and/or Class A shares will have performance that is lower than Class T and/or Class A shares (without sales charges). Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Commodity Strategy Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Commodities market exposure (%) (at May 31, 2020)
Commodities contracts(a)	Long	Short	Net
Agriculture	30.6	0.0	30.6
Energy	23.5	(0.5)	23.0
Industrial Metals	17.3	0.0	17.3
Precious Metals	22.8	0.0	22.8
Livestock	6.3	0.0	6.3
Total Notional Market Value of Commodities Contracts	100.5	(0.5)	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at May 31, 2020)
Money Market Funds	25.8
Other Assets	74.2
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in an affiliated money market fund, which has been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Commodity Strategy Fund | Annual Report 2020

Manager Discussion of Fund Performance
At May 31, 2020, approximately 56.26% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended May 31, 2020, the Fund’s Class A shares returned -15.35% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -17.05% for the same time period. The Fund accesses commodities markets via listed futures and options contracts, using these commodities futures and options contracts to position the Fund relative to the benchmark and to generate alpha.
Prior to December 9, 2019, the Fund’s portfolio was managed by Threadneedle International Limited. On December 9, 2019, the Fund’s current portfolio managers assumed day-to-day responsibility for the Fund’s portfolio.
Market overview
The most significant factors affecting commodities markets during the 12-month period were the Federal Reserve’s (Fed’s) unexpected switch to a dovish policy stance and the continuing U.S.-China trade war. A rising U.S. dollar was a headwind for commodities, and the Fed’s change of policy undermined the case for further strengthening of USD currency. The trade war continued to affect sentiment towards the asset class, which fluctuated in line with developments such as the imposition or rolling back of tariffs by both the U.S. and China, some of which affected metals, energy and agricultural products.
Elsewhere, Organization of the Petroleum Exporting Countries (OPEC) countries and Russia agreed at mid-year to extend cuts in oil production implemented in 2018 in an effort to balance the market and bolster crude oil prices. Other factors that affected commodities for the 12-month period ended May 31, 2020 included adverse weather that impeded sowing and harvesting of crops in the U.S., and attacks on tankers in the Persian Gulf and oil facilities in Saudi Arabia.
At the beginning of the period, the ongoing trade war between the U.S. and China was putting pressure on commodity prices. Inventories were generally high, and the lack of a trade deal threatened to allow higher than normal inventories drag prices down. As COVID-19 took hold and lockdowns began across the globe, economies were battered. A significant decline in demand, logistical issues, and an overwhelming sense of uncertainty sent risk assets tumbling.
Contributors and detractors
Threadneedle International Limited: We managed the Fund’s day-to-day portfolio from the start of the period, June 1, 2019 through December 8, 2019. During that time, the U.S.-China trade war remained a key factor in determining Fund positioning. Escalations and declines in tensions influenced sentiment towards commodities, in particular announcements of the imposition or rolling back of tariffs, some of which affected metals, energy and agricultural products.
Positioning in metals and energy was supportive during our reporting period, but agriculture was a drag on performance. Within metals, positive effects from the allocation to the industrial sub-sector outweighed detraction from precious metals. Nickel and zinc were the primary drivers of returns. We capitalized on a strong rally in nickel prices related to a ban on ore exports from Indonesia. The portfolio was generally underweight in zinc, due to the bearish supply outlook. The contribution from energy chiefly reflected positioning in crude oil and gasoline. We were mostly long in Brent crude versus West Texas Intermediate, and long in gasoline, against both distillates and oil.
In agriculture, the allocation to grains was the main detractor to the Fund’s performance. Livestock and softs had smaller negative effects. Within grains, where fluctuating sentiment around the U.S.-China trade war (and hence Chinese buying of U.S. farm products) had an unpredictable impact, exposure to soybeans weighed on returns. Positioning in wheat also hurt performance. More positively, the move to an underweight in soybean meal was helpful.
CMIA: We assumed day-to-day responsibility for the Fund’s portfolio management on December 9, 2019. In the last few weeks of 2019, we closed all options positions. We also positioned the portfolio with an overweight in energy, zinc and live cattle. We introduced long positions in palladium and cocoa, both of which were out-of-benchmark positions. We moved the portfolio to an underweight position in grains. The rationale driving the move to these portfolio overweights and underweights
Columbia Commodity Strategy Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
was the measure of “backwardation/contango” for all the commodity markets. Backwardation and contango are terms used to define the structure of the forward curve. When a market is in backwardation, the forward price of the futures contract is lower than the spot price. Conversely, when a market is in contango, the forward price of a futures contract is higher than the spot price.
The Fund held about 85% of its positions in more deferred parts of the price curve. As COVID-19 took hold, risk assets cratered. This deferred positioning weathered the storm better during the front contract months and was the biggest contributor to the Fund’s outperformance in relation to the benchmark. Underweight positions relative to the benchmark in the energy, softs and livestock sectors detracted from performance.
At period’s end
The spread of COVID-19 caused us to reassess our near-term outlook for risk assets. We became more defensive with our positioning. By favoring deferred tenors and underweights in energy and base metals, we were positioned for an extreme economic slowdown at the close of the reporting period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Commodity Strategy Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2019 — May 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	846.50	1,019.29	5.14	5.62	1.12
Advisor Class	1,000.00	1,000.00	847.50	1,020.59	3.95	4.32	0.86
Class C	1,000.00	1,000.00	841.30	1,015.56	8.56	9.37	1.87
Institutional Class	1,000.00	1,000.00	846.50	1,020.54	3.99	4.37	0.87
Institutional 2 Class	1,000.00	1,000.00	847.00	1,021.03	3.54	3.87	0.77
Institutional 3 Class	1,000.00	1,000.00	848.40	1,021.38	3.22	3.52	0.70
Class R	1,000.00	1,000.00	844.10	1,018.05	6.28	6.87	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Commodity Strategy Fund | Annual Report 2020	7

Consolidated Portfolio of Investments
May 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Money Market Funds 25.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.308%(a),(b)	46,926,600	46,931,293
Total Money Market Funds (Cost $46,908,178)		46,931,293
Total Investments in Securities (Cost: $46,908,178)		46,931,293
Other Assets & Liabilities, Net		134,743,852
Net Assets		181,675,145
At May 31, 2020, securities and/or cash totaling $4,523,135 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	110	07/2020	USD	4,198,700	195,586	—
Brent Crude	108	09/2020	USD	4,204,440	42,178	—
Cocoa	78	07/2020	USD	1,914,120	21,533	—
Coffee	29	07/2020	USD	1,047,263	—	(46,038)
Coffee	83	12/2020	USD	3,129,619	—	(95,571)
Copper	67	07/2020	USD	4,062,713	41,371	—
Copper	141	12/2020	USD	8,648,588	54,120	—
Corn	149	07/2020	USD	2,426,838	5,909	—
Corn	5	07/2020	USD	81,438	—	(2,107)
Corn	420	12/2020	USD	7,113,750	22,209	—
Cotton	26	07/2020	USD	748,670	9,442	—
Cotton	1	07/2020	USD	28,795	2,197	—
Cotton	62	12/2020	USD	1,781,880	—	(41,071)
Feeder Cattle	2	08/2020	USD	135,350	567	—
Feeder Cattle	11	08/2020	USD	744,425	—	(299)
Gas Oil	29	07/2020	USD	854,775	9,343	—
Gas Oil	1	07/2020	USD	29,475	—	(2,103)
Gas Oil	1	07/2020	USD	29,475	—	(3,502)
Gas Oil	55	11/2020	USD	1,788,875	35,679	—
Gold 100 oz.	66	08/2020	USD	11,561,220	166,164	—
Gold 100 oz.	122	12/2020	USD	21,541,540	114,972	—
Lead	21	07/2020	USD	875,700	—	(1,320)
Lean Hogs	55	07/2020	USD	1,254,550	—	(26,429)
Lean Hogs	101	10/2020	USD	2,113,930	8,592	—
Live Cattle	60	08/2020	USD	2,390,400	3,625	—
Live Cattle	11	08/2020	USD	438,240	—	(404)
Live Cattle	113	10/2020	USD	4,584,410	73,494	—
Natural Gas	314	06/2020	USD	5,805,860	—	(123,005)
Natural Gas	498	08/2020	USD	9,900,240	—	(237,497)
Nickel	23	07/2020	USD	1,696,331	5,791	—
Nickel	47	11/2020	USD	3,492,429	—	(1,002)
NY Harbor ULSD Heat Oil	23	06/2020	USD	1,001,356	16,713	—
NY Harbor ULSD Heat Oil	3	06/2020	USD	130,612	140	—
NY Harbor ULSD Heat Oil	3	06/2020	USD	130,612	—	(2,694)
NY Harbor ULSD Heat Oil	32	10/2020	USD	1,540,762	45,859	—
Palladium	1	09/2020	USD	197,290	13,766	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Annual Report 2020

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Palladium	3	09/2020	USD	591,870	—	(11)
Platinum	17	07/2020	USD	743,410	28,576	—
Primary Aluminum	44	07/2020	USD	1,688,775	16,963	—
Primary Aluminum	134	11/2020	USD	5,266,200	51,986	—
RBOB Gasoline	22	06/2020	USD	996,534	54,785	—
RBOB Gasoline	48	10/2020	USD	2,018,822	84,514	—
Silver	89	07/2020	USD	8,232,055	333,476	—
Soybean	121	07/2020	USD	5,086,538	—	(29,124)
Soybean	2	11/2020	USD	85,175	492	—
Soybean	168	11/2020	USD	7,154,700	—	(89,668)
Soybean Meal	124	07/2020	USD	3,511,680	—	(41,967)
Soybean Meal	152	12/2020	USD	4,435,360	—	(75,273)
Soybean Oil	65	07/2020	USD	1,067,820	7,977	—
Soybean Oil	1	12/2020	USD	16,926	836	—
Soybean Oil	193	12/2020	USD	3,266,718	—	(21,250)
Sugar #11	110	06/2020	USD	1,344,112	21,030	—
Sugar #11	1	09/2020	USD	12,286	365	—
Sugar #11	281	09/2020	USD	3,452,478	—	(153,414)
Wheat	32	07/2020	USD	752,800	—	(3,658)
Wheat	65	07/2020	USD	1,692,438	—	(29,498)
Wheat	155	12/2020	USD	4,124,938	4,970	—
Wheat	86	12/2020	USD	2,098,400	—	(6,841)
WTI Crude	135	08/2020	USD	4,887,000	243,711	—
WTI Crude	132	10/2020	USD	4,840,440	235,651	—
WTI Crude	26	11/2020	USD	959,920	28,299	—
Zinc	28	07/2020	USD	1,390,375	—	(1,360)
Zinc	82	11/2020	USD	4,092,313	—	(8,823)
Total					2,002,881	(1,043,929)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
WTI Crude	(24)	11/2021	USD	(953,040)	—	(22,246)
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2020.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.308%
	10,217,695	771,857,451	(735,166,968)	23,115	46,931,293	41,978	805,269	46,926,600
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2020	9

Consolidated Portfolio of Investments  (continued)
May 31, 2020
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Money Market Funds	46,931,293	—	—	46,931,293
Total Investments in Securities	46,931,293	—	—	46,931,293
Investments in Derivatives
Asset
Futures Contracts	2,002,881	—	—	2,002,881
Liability
Futures Contracts	(1,066,175)	—	—	(1,066,175)
Total	47,867,999	—	—	47,867,999
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Annual Report 2020

Consolidated Statement of Assets and Liabilities
May 31, 2020
Assets
Investments in securities, at value
Affiliated issuers (cost $46,908,178)	$46,931,293
Margin deposits on:
Futures contracts	4,523,135
Receivable for:
Capital shares sold	129,752,946
Dividends	14,224
Variation margin for futures contracts	691,455
Prepaid expenses	409
Total assets	181,913,462
Liabilities
Due to custodian	27,872
Payable for:
Capital shares purchased	21,878
Variation margin for futures contracts	131,357
Management services fees	884
Distribution and/or service fees	16
Transfer agent fees	3,607
Compensation of board members	31,349
Audit fees	14,500
Other expenses	6,854
Total liabilities	238,317
Net assets applicable to outstanding capital stock	$181,675,145
Represented by
Paid in capital	335,921,656
Total distributable earnings (loss)	(154,246,511)
Total - representing net assets applicable to outstanding capital stock	$181,675,145
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2020	11

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2020
Class A
Net assets	$1,283,453
Shares outstanding	366,939
Net asset value per share	$3.50
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$3.71
Advisor Class
Net assets	$20,334,922
Shares outstanding	5,681,461
Net asset value per share	$3.58
Class C
Net assets	$75,732
Shares outstanding	22,779
Net asset value per share	$3.32
Institutional Class
Net assets	$66,230
Shares outstanding	18,661
Net asset value per share	$3.55
Institutional 2 Class
Net assets	$56,941
Shares outstanding	15,819
Net asset value per share	$3.60
Institutional 3 Class
Net assets	$159,441,812
Shares outstanding	44,043,221
Net asset value per share	$3.62
Class R
Net assets	$416,055
Shares outstanding	120,860
Net asset value per share	$3.44
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Annual Report 2020

Consolidated Statement of Operations
Year Ended May 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$805,269
Interest	4,968,567
Total income	5,773,836
Expenses:
Management services fees	1,934,695
Distribution and/or service fees
Class A	4,191
Class C	972
Class R	2,369
Transfer agent fees
Class A	2,776
Advisor Class	38,967
Class C	160
Institutional Class	578
Institutional 2 Class	443
Institutional 3 Class	21,462
Class R	786
Compensation of board members	13,550
Custodian fees	12,458
Printing and postage fees	17,581
Registration fees	84,457
Audit fees	27,471
Legal fees	11,175
Compensation of chief compliance officer	90
Other	17,357
Total expenses	2,191,538
Expense reduction	(20)
Total net expenses	2,191,518
Net investment income	3,582,318
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	202,461
Investments — affiliated issuers	41,978
Futures contracts	(58,835,452)
Options purchased	(2,179,437)
Options contracts written	2,027,445
Net realized loss	(58,743,005)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(103,025)
Investments — affiliated issuers	23,115
Futures contracts	15,049,820
Options purchased	(988,581)
Options contracts written	292,637
Net change in unrealized appreciation (depreciation)	14,273,966
Net realized and unrealized loss	(44,469,039)
Net decrease in net assets resulting from operations	$(40,886,721)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2020	13

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2020	Year Ended May 31, 2019
Operations
Net investment income	$3,582,318	$5,809,699
Net realized loss	(58,743,005)	(53,483,671)
Net change in unrealized appreciation (depreciation)	14,273,966	(20,058,949)
Net decrease in net assets resulting from operations	(40,886,721)	(67,732,921)
Distributions to shareholders
Net investment income and net realized gains
Class A	(15,443)	(302,699)
Advisor Class	(270,446)	(3,068,754)
Class C	(99)	(24,695)
Institutional Class	(4,794)	(270,228)
Institutional 2 Class	(650)	(174,594)
Institutional 3 Class	(5,013,547)	(39,342,600)
Class R	(2,847)	(91,612)
Total distributions to shareholders	(5,307,826)	(43,275,182)
Decrease in net assets from capital stock activity	(120,578,032)	(152,645,257)
Total decrease in net assets	(166,772,579)	(263,653,360)
Net assets at beginning of year	348,447,724	612,101,084
Net assets at end of year	$181,675,145	$348,447,724
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Annual Report 2020

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2020		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	47,571	192,536	108,621	549,067
Distributions reinvested	3,502	15,058	70,796	300,177
Redemptions	(110,085)	(416,712)	(126,389)	(590,395)
Net increase (decrease)	(59,012)	(209,118)	53,028	258,849
Advisor Class
Subscriptions	1,604,316	6,627,044	2,628,837	12,347,500
Distributions reinvested	61,602	270,431	706,268	3,065,204
Redemptions	(1,504,166)	(6,070,611)	(1,493,070)	(6,994,543)
Net increase	161,752	826,864	1,842,035	8,418,161
Class C
Subscriptions	2,215	7,764	1,006	4,849
Distributions reinvested	24	98	6,044	24,478
Redemptions	(10,776)	(41,207)	(16,481)	(73,555)
Net decrease	(8,537)	(33,345)	(9,431)	(44,228)
Institutional Class
Subscriptions	71,276	301,089	498,005	2,357,404
Distributions reinvested	1,089	4,749	62,844	270,228
Redemptions	(236,177)	(973,738)	(1,147,559)	(5,638,264)
Net decrease	(163,812)	(667,900)	(586,710)	(3,010,632)
Institutional 2 Class
Subscriptions	15,044	58,902	65,355	285,277
Distributions reinvested	144	634	39,990	174,357
Redemptions	(326,968)	(1,444,601)	(3,405)	(16,453)
Net increase (decrease)	(311,780)	(1,385,065)	101,940	443,181
Institutional 3 Class
Subscriptions	102,127,627	419,268,730	56,147,108	275,383,273
Distributions reinvested	1,131,722	5,013,529	9,002,826	39,342,349
Redemptions	(133,671,792)	(543,291,884)	(89,093,318)	(473,804,803)
Net decrease	(30,412,443)	(119,009,625)	(23,943,384)	(159,079,181)
Class R
Subscriptions	31,619	126,214	70,845	357,994
Distributions reinvested	671	2,840	21,865	91,395
Redemptions	(55,370)	(228,897)	(17,655)	(79,283)
Net increase (decrease)	(23,080)	(99,843)	75,055	370,106
Class T
Redemptions	—	—	(297)	(1,513)
Net decrease	—	—	(297)	(1,513)
Total net decrease	(30,816,912)	(120,578,032)	(22,467,764)	(152,645,257)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2020	15

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2020	$4.17	0.03	(0.66)	(0.63)	(0.04)	(0.04)
Year Ended 5/31/2019	$5.76	0.06	(0.90)	(0.84)	(0.75)	(0.75)
Year Ended 5/31/2018	$5.24	0.01	0.51	0.52	—	—
Year Ended 5/31/2017	$5.39	(0.03)	(0.12)	(0.15)	—	—
Year Ended 5/31/2016	$6.32	(0.06)	(0.87)	(0.93)	—	—
Advisor Class
Year Ended 5/31/2020	$4.26	0.04	(0.67)	(0.63)	(0.05)	(0.05)
Year Ended 5/31/2019	$5.87	0.07	(0.91)	(0.84)	(0.77)	(0.77)
Year Ended 5/31/2018	$5.33	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.48	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.40	(0.04)	(0.88)	(0.92)	—	—
Class C
Year Ended 5/31/2020	$3.96	(0.00)	(0.64)	(0.64)	(0.00)(d)	(0.00)(d)
Year Ended 5/31/2019	$5.51	0.02	(0.86)	(0.84)	(0.71)	(0.71)
Year Ended 5/31/2018	$5.04	(0.03)	0.50	0.47	—	—
Year Ended 5/31/2017	$5.23	(0.07)	(0.12)	(0.19)	—	—
Year Ended 5/31/2016	$6.18	(0.10)	(0.85)	(0.95)	—	—
Institutional Class
Year Ended 5/31/2020	$4.23	0.05	(0.68)	(0.63)	(0.05)	(0.05)
Year Ended 5/31/2019	$5.83	0.07	(0.90)	(0.83)	(0.77)	(0.77)
Year Ended 5/31/2018	$5.29	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.44	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.37	(0.05)	(0.88)	(0.93)	—	—
Institutional 2 Class
Year Ended 5/31/2020	$4.28	0.06	(0.69)	(0.63)	(0.05)	(0.05)
Year Ended 5/31/2019	$5.90	0.08	(0.93)	(0.85)	(0.77)	(0.77)
Year Ended 5/31/2018	$5.35	0.03	0.53	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.49	(0.01)	(0.13)	(0.14)	—	—
Year Ended 5/31/2016	$6.42	(0.04)	(0.89)	(0.93)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Annual Report 2020

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2020	$3.50	(15.35%)	1.14%	1.14%(c)	0.63%	0%	$1,283
Year Ended 5/31/2019	$4.17	(14.76%)	1.11%	1.11%(c)	1.18%	0%	$1,775
Year Ended 5/31/2018	$5.76	9.92%	1.08%	1.08%(c)	0.22%	0%	$2,148
Year Ended 5/31/2017	$5.24	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
Year Ended 5/31/2016	$5.39	(14.72%)	1.50%	1.43%	(1.20%)	0%	$2,651
Advisor Class
Year Ended 5/31/2020	$3.58	(15.05%)	0.89%	0.89%(c)	0.86%	0%	$20,335
Year Ended 5/31/2019	$4.26	(14.62%)	0.86%	0.86%(c)	1.44%	0%	$23,533
Year Ended 5/31/2018	$5.87	10.24%	0.83%	0.83%(c)	0.48%	0%	$21,601
Year Ended 5/31/2017	$5.33	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
Year Ended 5/31/2016	$5.48	(14.38%)	1.23%	1.19%	(0.83%)	0%	$10,826
Class C
Year Ended 5/31/2020	$3.32	(16.08%)	1.89%	1.89%(c)	(0.11%)	0%	$76
Year Ended 5/31/2019	$3.96	(15.53%)	1.86%	1.86%(c)	0.41%	0%	$124
Year Ended 5/31/2018	$5.51	9.33%	1.82%	1.82%(c)	(0.57%)	0%	$224
Year Ended 5/31/2017	$5.04	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
Year Ended 5/31/2016	$5.23	(15.37%)	2.25%	2.18%	(1.92%)	0%	$305
Institutional Class
Year Ended 5/31/2020	$3.55	(15.15%)	0.86%	0.86%(c)	1.07%	0%	$66
Year Ended 5/31/2019	$4.23	(14.51%)	0.84%	0.84%(c)	1.35%	0%	$771
Year Ended 5/31/2018	$5.83	10.32%	0.83%	0.83%(c)	0.52%	0%	$4,485
Year Ended 5/31/2017	$5.29	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
Year Ended 5/31/2016	$5.44	(14.60%)	1.24%	1.18%	(0.92%)	0%	$842
Institutional 2 Class
Year Ended 5/31/2020	$3.60	(14.90%)	0.76%	0.76%	1.32%	0%	$57
Year Ended 5/31/2019	$4.28	(14.64%)	0.78%	0.78%	1.52%	0%	$1,404
Year Ended 5/31/2018	$5.90	10.43%	0.75%	0.75%	0.56%	0%	$1,331
Year Ended 5/31/2017	$5.35	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
Year Ended 5/31/2016	$5.49	(14.49%)	1.10%	1.10%	(0.74%)	0%	$654
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2020	17

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2020	$4.30	0.05	(0.68)	(0.63)	(0.05)	(0.05)
Year Ended 5/31/2019	$5.91	0.08	(0.91)	(0.83)	(0.78)	(0.78)
Year Ended 5/31/2018	$5.36	0.04	0.52	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.50	0.00(d)	(0.14)	(0.14)	—	—
Year Ended 5/31/2016	$6.43	(0.04)	(0.89)	(0.93)	—	—
Class R
Year Ended 5/31/2020	$4.10	0.01	(0.64)	(0.63)	(0.03)	(0.03)
Year Ended 5/31/2019	$5.68	0.05	(0.89)	(0.84)	(0.74)	(0.74)
Year Ended 5/31/2018	$5.17	0.00(d)	0.51	0.51	—	—
Year Ended 5/31/2017	$5.34	(0.05)	(0.12)	(0.17)	—	—
Year Ended 5/31/2016	$6.28	(0.08)	(0.86)	(0.94)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Annual Report 2020

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2020	$3.62	(14.77%)	0.70%	0.70%	1.20%	0%	$159,442
Year Ended 5/31/2019	$4.30	(14.34%)	0.70%	0.70%	1.56%	0%	$320,251
Year Ended 5/31/2018	$5.91	10.44%	0.69%	0.69%	0.64%	0%	$581,920
Year Ended 5/31/2017	$5.36	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
Year Ended 5/31/2016	$5.50	(14.46%)	1.01%	1.01%	(0.73%)	0%	$2
Class R
Year Ended 5/31/2020	$3.44	(15.59%)	1.39%	1.39%(c)	0.38%	0%	$416
Year Ended 5/31/2019	$4.10	(15.08%)	1.36%	1.36%(c)	0.97%	0%	$590
Year Ended 5/31/2018	$5.68	9.86%	1.34%	1.34%(c)	0.07%	0%	$391
Year Ended 5/31/2017	$5.17	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
Year Ended 5/31/2016	$5.34	(14.97%)	1.74%	1.68%	(1.44%)	0%	$104
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2020	19

Notes to Consolidated Financial Statements
May 31, 2020
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2020, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	8.91%
Net assets	$16,189,621
Net investment income (loss)	144,245
Net realized gain (loss)	(58,984,339)
Net change in unrealized appreciation (depreciation)	14,353,875
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
20	Columbia Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Investments in open-end investment companies (other than ETFs), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting
Columbia Commodity Strategy Fund | Annual Report 2020	21

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to facilitate buying and selling of securities for investments. These instruments may be used for other
22	Columbia Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2020:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,002,881*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,066,175*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Commodity Strategy Fund | Annual Report 2020	23

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(58,835,452)	2,027,445	(2,179,437)	(58,987,444)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	15,049,820	292,637	(988,581)	14,353,876
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	257,752,049
Futures contracts — short	3,209,450

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2020.

Derivative instrument	Average value ($)*
Options contracts — purchased	876,621
Options contracts — written	(505,454)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
24	Columbia Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2020 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. At present, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement. Threadneedle previously provided subadvisory services pursuant to the Subadvisory Agreement from 2011 through December 9, 2019, and the Investment Manager may in the future determine to re-allocate Fund assets to Threadneedle to serve the Fund again in a subadvisory capacity.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes
Columbia Commodity Strategy Fund | Annual Report 2020	25

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.17
Class C	0.17
Institutional Class	0.16
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.17
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively.
26	Columbia Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	4,897
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.22%	1.22%
Advisor Class	0.97	0.97
Class C	1.97	1.97
Institutional Class	0.97	0.97
Institutional 2 Class	0.88	0.89
Institutional 3 Class	0.82	0.83
Class R	1.47	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Commodity Strategy Fund | Annual Report 2020	27

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, capital loss carryforward and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(11,918,083)	—	11,918,083
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2020			Year Ended May 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,307,826	—	5,307,826	43,275,182	—	43,275,182
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
510,038	—	(45,442)	3,773,936
At May 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
59,343,874	3,773,936	—	3,773,936
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(45,442)	—	(45,442)	241,334
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Columbia Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Note 5. Portfolio information
For the year ended May 31, 2020, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2020.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Columbia Commodity Strategy Fund | Annual Report 2020	29

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all
30	Columbia Commodity Strategy Fund | Annual Report 2020

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At May 31, 2020, one unaffiliated shareholder of record owned 11.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 87.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia Commodity Strategy Fund | Annual Report 2020	31

Notes to Consolidated Financial Statements  (continued)
May 31, 2020
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Commodity Strategy Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Commodity Strategy Fund and its subsidiary (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2020, the related consolidated statement of operations for the year ended May 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Commodity Strategy Fund | Annual Report 2020	33

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	111	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	111	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	111	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
34	Columbia Commodity Strategy Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	111	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	111	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	111	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	111	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	111	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Commodity Strategy Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	111	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	164	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Commodity Strategy Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Commodity Strategy Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Commodity Strategy Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN129_05_K01_(07/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher, Pamela G. Carlton, Anthony M. Santomero, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher, Ms. Carlton, Mr. Santomero, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2020 and May 31, 2019 are approximately as follows:

20202019

$394,000              $403,250

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2020 and May 31, 2019 are approximately as follows:

20202019

$21,700               $4,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2020 and May 31, 2019, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2020 and

May 31, 2019 are approximately as follows:

2020	2019
$0	$67,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2020 and May 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2020 and May 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31,

2020 and May 31, 2019 are approximately as follows:

20202019

$225,000             $225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2020 and May

31, 2019 are approximately as follows:

20202019

$246,700              $297,000

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	July 23, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	July 23, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	July 23, 2020